UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05686

AIM Investment Securities Funds (Invesco Investment Securities Funds)

(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 1000

Houston, Texas 77046

(Address of principal executive offices) (Zip code)

Sheri Morris

11 Greenway Plaza, Suite 1000

Houston, Texas 77046

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 626-1919

Date of fiscal year end: 2/28

Date of reporting period: 2/28/2021

ITEM 1.	Report to Stockholders.

Annual Report to Shareholders	February 28, 2021
Invesco Corporate Bond Fund
Nasdaq: A: ACCBX ■ C: ACCEX ■ R: ACCZX ■ Y: ACCHX ■ R5: ACCWX ■ R6: ICBFX

Management’s Discussion of Fund Performance

Performance summary

For the year ended February 28, 2021, Class A shares of Invesco Corporate Bond Fund (the Fund), at net asset value (NAV), outperformed the Bloomberg Barclays U.S. Credit Index, the Fund’s broad market/style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 2/29/20 to 2/28/21, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.
Class A Shares	6.14%
Class C Shares	5.23
Class R Shares	5.87
Class Y Shares	6.40
Class R5 Shares	6.45
Class R6 Shares	6.54
Bloomberg Barclays U.S. Credit Index▼ (Broad Market/Style-Specific Index)	2.36
Lipper BBB Rated Funds Index■ (Peer Group Index)	2.23
Source(s):▼RIMES Technologies Corp.; ■Lipper Inc.

Market conditions and your Fund

Fixed income markets began the year buoyed by positive economic data and the signing of the phase one US-China trade deal. However, initial optimism was dampened by the outbreak of the new coronavirus (COVID-19) that swiftly spread from China to other global regions. Global markets fell sharply as the human and economic cost of the COVID-19 pandemic mounted. As fear of a worldwide recession increased, the US Federal Reserve (the Fed) took aggressive action to support both the domestic and global economy by slashing rates to a range of 0.00% to 0.25%.[1] The unemployment rate reached a peak of 14.7%[2] while real gross domestic product (GDP) decreased at an annual rate of 31.4%[3] in the second quarter of 2020.

Many economies received fiscal stimulus and very significant monetary stimulus due to the impact of COVID-19. The massive monetary policy response created an environment in which investors embraced risk, and stocks rose globally after a deep rout in the first half of the year. Consequently, some countries were able to achieve some success in controlling the spread and were able to slowly reopen their economies in the third quarter. With a potential vaccine in sight for the end of 2020 or early 2021 the broader bond market, both developed and emerging, ended the year in positive territory.

The 10-year US Treasury yield continued to decline at the start of 2020 as the Fed adopted a more dovish stance and continued geopolitical uncertainty forced investors to seek higher-quality fixed-income instruments. Elevated volatility levels due to the COVID-19 pandemic and ensuing global recession led to a severe "risk-off" tone in the markets driving Treasury yields even lower. The 10-year US Treasury yield ended the year at 0.93%, 99 basis points lower than at the beginning of the year.[4] (A basis point is one one-hundredth of a percentage point.)

US corporate markets posted gains in the fourth quarter, as positive news on COVID-19 vaccines and strong corporate earnings outweighed investor concerns about political disagreement over a fiscal stimulus package and sharply rising COVID-19 infections nationwide. Cyclical sectors like energy and financials led the way, while real estate and consumer staples lagged. While the US economy rebounded significantly since the pandemic began, the recovery appeared to slow in the fourth quarter with estimates for employment gains and GDP growth down from the third quarter. However, bonds were buoyed by the Fed’s pledge to maintain its accommodative stance and asset purchases, “until substantial further progress has been made” toward employment and inflation targets.

In the first quarter of 2021, rising 10-year US Treasury yields increased significantly to 1.6%,[4] its highest level since February 2020, reflecting higher inflation expectations. Consequently, yields have fallen further into negative territory as the Fed remains in its accommodative policy. As vaccine rollouts become more widespread and accessible across the country, along with another fiscal stimulus package, we believe it is likely that we will see an economic rebound later in the year.

The Fund, at NAV, generated positive absolute returns for the year and outperformed its broad market/style-specific benchmark, the Bloomberg Barclays U.S. Credit Index.

Security selection in investment-grade corporate bonds was the most notable contributor to the Fund’s relative performance. Security selection in the technology, media & telecom, financial institutions, and consumer non-cyclical sectors also contributed significantly to the Fund’s relative performance, as did an out-of-index exposure to the high yield sector. Security selection within investment-

grade industrials sub-sector served as the most notable detractor to the Fund’s performance.

The Fund’s duration relative to the broad market/style-specific benchmark contributed to relative performance as interest rates fell meaningfully during the year. Securitized assets detracted slightly from performance as CMBS and ABS gradually recover.

The Fund may use active duration and yield curve positioning for risk management and for generating excess return versus its broad market/style-specific benchmark. Duration measures a portfolio’s price sensitivity to interest rate changes. Yield curve positioning refers to actively emphasizing particular points (maturities) along the yield curve with favorable risk-return expectations. During the year, duration of the Fund’s portfolio was maintained in line with the broad market/ style-specific benchmark, on average, and the timing of changes and the degree of variance from the Fund’s broad market/style-specific benchmark had a small negative effect on relative returns. Buying and selling US Treasury futures was an important tool used for the management of interest rate risk and to maintain the Fund’s targeted portfolio duration during the year.

Part of the Fund’s strategy in seeking to manage credit and currency risk during the year entailed purchasing and selling credit and currency derivatives. We sought to manage credit risk by purchasing and selling credit default swaps at various points throughout the year. Management of currency risk was carried out via currency forwards and options on an as-needed basis and we believe it was effective in managing the currency positioning within the Fund during the year.

We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed-income securities tends to fall. The risk may be greater in the current market environment because interest rates are near historic lows. The degree to which the value of fixed-income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics, such as price, maturity, duration and coupon and market forces, such as supply and demand for similar securities. We are monitoring interest rates, and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of some of the Fund’s investments.

2	Invesco Corporate Bond Fund

Thank you for investing in Invesco Corporate Bond Fund and for sharing our long-term investment horizon.

1 Source: US Federal Reserve

2 Source: US Bureau of Labor Statistics

3 Source: US Bureau of Economic Analysis

4 Source: US Department of the Treasury

Portfolio manager(s):

Matthew Brill

Chuck Burge

Michael Hyman

Niklas Nordenfelt

Todd Schomberg

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco Corporate Bond Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment — Oldest Share Class(es)

Fund and index data from 2/28/11

1	Source: Lipper Inc.

2	Source: RIMES Technologies Corp.

Past performance cannot guarantee future results. The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management	fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects Fund expenses and management fees; performance of a market index does	not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Corporate Bond Fund

Average Annual Total Returns
As of 2/28/21, including maximum applicable sales charges
Class A Shares
Inception (9/23/71)	7.04%
10 Years	5.25
5 Years	6.08
1 Year	1.58
Class C Shares
Inception (8/30/93)	5.42%
10 Years	5.09
5 Years	6.25
1 Year	4.23
Class R Shares
10 Years	5.46%
5 Years	6.78
1 Year	5.87
Class Y Shares
Inception (8/12/05)	5.86%
10 Years	5.98
5 Years	7.30
1 Year	6.40
Class R5 Shares
Inception (6/1/10)	6.41%
10 Years	6.11
5 Years	7.38
1 Year	6.45
Class R6 Shares
10 Years	6.10%
5 Years	7.46
1 Year	6.54

Effective June 1, 2010, Class A, Class C and Class I shares of the predecessor fund, VanKampen Corporate Bond Fund, advised by VanKampen Asset Management were reorganized into Class A, Class C and Class Y shares, respectively, of Invesco VanKampen Corporate Bond Fund (renamed Invesco Corporate Bond Fund). Returns shown above, prior to June 1, 2010, for Class A, Class C and Class Y shares are those for Class A, Class C and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

Class R shares incepted on June 6, 2011. Performance shown prior to that date is that of the Fund’s Class A shares at net asset value, restated to reflect the higher 12b-1 fees applicable to Class R shares.

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of the Fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent monthend performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated.

Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco Corporate Bond Fund

Supplemental Information

Invesco Corporate Bond Fund’s primary investment objective is to seek to provide current income with preservation of capital. Capital appreciation is a secondary objective that is sought only when consistent with the Fund’s primary investment objective.

■	Unless otherwise stated, information presented in this report is as of February 28, 2021, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

■	The Bloomberg Barclays U.S. Credit Index is an unmanaged index considered representative of publicly issued, SECregistered US corporate and specified foreign debentures and secured notes.

■	The Lipper BBB Rated Funds Index is an unmanaged index considered representative of BBB-rated funds tracked by Lipper.

■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco Corporate Bond Fund

Fund Information

Portfolio Composition

By security type	% of total net assets
U.S. Dollar Denominated Bonds & Notes	86.95%
Preferred Stocks	3.31
U.S. Treasury Securities	2.81
Security Types Each Less Than 1% of Portfolio	1.95
Money Market Funds Plus Other Assets Less Liabilities	4.98

Top Five Debt Issuers*

		% of total net assets
1.	Kinder Morgan, Inc.	1.58%
2.	Bank of America Corp.	1.45
3.	AT&T, Inc.	1.45
4.	Citigroup, Inc.	1.35
5.	Altria Group, Inc.	1.35

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of February 28, 2021.

7	Invesco Corporate Bond Fund

Schedule of Investments(a)

February 28, 2021

	Principal
	Amount	Value
U.S. Dollar Denominated Bonds & Notes–86.95%
Advertising–0.39%
Interpublic Group of Cos., Inc. (The),
4.75%, 03/30/2030	$4,693,000	$5,597,879
Lamar Media Corp.,
3.75%, 02/15/2028	3,342,000	3,390,041
3.63%, 01/15/2031(b)	1,094,000	1,082,382
		10,070,302
Aerospace & Defense–0.39%
Boeing Co. (The),
2.75%, 02/01/2026	3,866,000	4,006,011
2.20%, 02/04/2026	5,389,000	5,401,235
Howmet Aerospace, Inc., 6.88%,
05/01/2025	214,000	248,925
TransDigm UK Holdings PLC, 6.88%,
05/15/2026	301,000	317,367
TransDigm, Inc., 6.38%,
06/15/2026	141,000	145,520
		10,119,058
Agricultural & Farm Machinery–0.01%
Titan International, Inc., 6.50%,
11/30/2023	337,000	330,717
Agricultural Products–0.21%
Cargill, Inc.,
0.75%, 02/02/2026(b)	2,112,000	2,078,257
1.70%, 02/02/2031(b)	3,598,000	3,499,854
		5,578,111
Airlines–2.19%
American Airlines Pass-Through Trust,
Series 2016-3, Class AA, 3.00%,
10/15/2028	3,637,536	3,610,631
Series 2017-1, Class AA, 3.65%,
02/15/2029	2,492,280	2,527,971
Series 2017-2, Class AA, 3.35%,
10/15/2029	2,000,903	2,002,041
British Airways Pass-Through Trust
(United Kingdom), Series 2019-1,
Class AA, 3.30%, 12/15/2032(b)	3,751,078	3,727,798
Delta Air Lines Pass-Through Trust,
Series 2019-1, Class A, 3.40%,
04/25/2024	3,090,000	3,123,336
Series 2020-1, Class AA, 2.00%,
06/10/2028	2,984,037	3,030,498
Delta Air Lines, Inc.,
7.00%, 05/01/2025(b)	832,000	970,008
7.38%, 01/15/2026	855,000	1,002,418
Delta Air Lines, Inc./SkyMiles IP Ltd.,
4.50%, 10/20/2025(b)	3,864,000	4,128,218
4.75%, 10/20/2028(b)	11,517,000	12,795,868
Southwest Airlines Co., 5.25%,
05/04/2025	39,000	44,710

	Principal
	Amount	Value
Airlines–(continued)
United Airlines Pass-Through Trust,
Series 2014-2, Class B, 4.63%,
09/03/2022	$1,302,374	$1,319,362
Series 2016-1, Class B, 3.65%,
01/07/2026	1,972,069	1,945,104
Series 2020-1, Class A, 5.88%,
10/15/2027	6,176,972	6,953,224
Series 2018-1, Class A, 3.70%,
03/01/2030	306,078	312,825
Series 2018-1, Class AA, 3.50%,
03/01/2030	3,970,843	4,065,614
Series 2019-1, Class A, 4.55%,
08/25/2031	1,832,535	1,882,527
Series 2019-1, Class AA, 4.15%,
08/25/2031	3,572,546	3,745,938
		57,188,091
Aluminum–0.02%
Alcoa Nederland Holding B.V.,
6.75%, 09/30/2024(b)	600,000	623,625
Apparel Retail–0.26%
L Brands, Inc., 6.75%, 07/01/2036	983,000	1,183,901
Ross Stores, Inc.,
0.88%, 04/15/2026	2,532,000	2,491,404
1.88%, 04/15/2031	3,112,000	3,005,981
		6,681,286
Apparel, Accessories & Luxury Goods–0.03%
Hanesbrands, Inc.,
4.63%, 05/15/2024(b)	58,000	60,864
4.88%, 05/15/2026(b)	560,000	603,943
		664,807
Application Software–0.16%
ZoomInfo Technologies LLC/ZoomInfo
Finance Corp., 3.88%,
02/01/2029(b)	4,195,000	4,174,025
Asset Management & Custody Banks–0.76%
Affiliated Managers Group, Inc.,
4.25%, 02/15/2024	4,172,000	4,592,292
Ameriprise Financial, Inc., 3.00%,
04/02/2025	3,256,000	3,497,873
Apollo Management Holdings L.P.,
2.65%, 06/05/2030(b)	229,000	230,850
Carlyle Holdings II Finance LLC,
5.63%, 03/30/2043(b)	5,453,000	6,760,755
CI Financial Corp. (Canada), 3.20%,
12/17/2030	4,667,000	4,697,270
		19,779,040
Auto Parts & Equipment–0.02%
Clarios Global L.P./Clarios US Finance
Co., 8.50%, 05/15/2027(b)	178,000	192,356
Dana Financing Luxembourg S.a.r.l.,
5.75%, 04/15/2025(b)	132,000	135,812
Dana, Inc., 5.38%, 11/15/2027	221,000	231,359
		559,527

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Corporate Bond Fund

	Principal
	Amount	Value
Automobile Manufacturers–1.46%
Allison Transmission, Inc., 3.75%,
01/30/2031(b)	$2,670,000	$2,558,194
American Honda Finance Corp.,
1.80%, 01/13/2031	3,933,000	3,873,693
Ford Motor Co.,
8.50%, 04/21/2023	522,000	583,987
9.00%, 04/22/2025	413,000	500,168
9.63%, 04/22/2030	226,000	320,085
4.75%, 01/15/2043	345,000	350,227
Ford Motor Credit Co. LLC,
5.60%, 01/07/2022	410,000	423,325
3.38%, 11/13/2025	1,908,000	1,941,600
4.39%, 01/08/2026	200,000	211,468
5.11%, 05/03/2029	450,000	493,312
4.00%, 11/13/2030	332,000	339,885
General Motors Financial Co., Inc.,
Series B, 6.50%(c)(d)	200,000	218,875
Hyundai Capital America,
2.85%, 11/01/2022(b)	2,991,000	3,094,845
4.30%, 02/01/2024(b)	12,075,000	13,220,819
2.65%, 02/10/2025(b)	3,542,000	3,698,552
J.B. Poindexter & Co., Inc., 7.13%,
04/15/2026(b)	320,000	338,400
Toyota Motor Credit Corp., 1.65%,
01/10/2031	3,706,000	3,624,501
Volkswagen Group of America
Finance LLC (Germany), 1.63%,
11/24/2027(b)	2,251,000	2,230,838
		38,022,774
Automotive Retail–0.07%
Advance Auto Parts, Inc., 3.90%,
04/15/2030	200,000	223,107
AutoZone, Inc., 3.75%,
04/18/2029	200,000	222,182
Group 1 Automotive, Inc., 4.00%,
08/15/2028(b)	635,000	642,144
Lithia Motors, Inc.,
5.25%, 08/01/2025(b)	108,000	111,926
4.63%, 12/15/2027(b)	106,000	111,499
4.38%, 01/15/2031(b)	96,000	100,980
Penske Automotive Group, Inc.,
5.50%, 05/15/2026	356,000	367,347
		1,779,185
Biotechnology–0.67%
AbbVie, Inc.,
3.20%, 11/21/2029	350,000	378,672
4.05%, 11/21/2039	8,646,000	9,942,612
4.88%, 11/14/2048	1,997,000	2,542,266
Amgen, Inc.,
2.45%, 02/21/2030	1,566,000	1,614,250
3.15%, 02/21/2040	3,037,000	3,140,061
		17,617,861
Brewers–0.25%
Anheuser-Busch InBev Worldwide, Inc.
(Belgium),
4.00%, 04/13/2028	300,000	341,254
8.00%, 11/15/2039	2,307,000	3,759,856
4.35%, 06/01/2040	2,105,000	2,454,029
		6,555,139

	Principal
	Amount	Value
Broadcasting–0.06%
Fox Corp., 3.50%, 04/08/2030	$1,069,000	$1,165,087
Gray Television, Inc., 7.00%,
05/15/2027(b)	444,000	485,625
		1,650,712
Building Products–0.56%
Carrier Global Corp., 2.72%,
02/15/2030	5,774,000	5,973,155
Masco Corp.,
1.50%, 02/15/2028	1,692,000	1,668,045
2.00%, 02/15/2031	1,740,000	1,706,868
3.13%, 02/15/2051	1,670,000	1,654,111
Owens Corning, 4.30%,
07/15/2047	250,000	285,121
Standard Industries, Inc., 3.38%,
01/15/2031(b)	3,511,000	3,365,434
		14,652,734
Cable & Satellite–2.39%
CCO Holdings LLC/CCO Holdings Capital Corp.,
5.75%, 02/15/2026(b)	888,000	918,902
5.00%, 02/01/2028(b)	187,000	196,070
4.50%, 08/15/2030(b)	481,000	498,679
4.25%, 02/01/2031(b)	1,362,000	1,380,727
Charter Communications Operating LLC/
Charter Communications Operating Capital Corp.,
4.91%, 07/23/2025	5,100,000	5,824,231
5.38%, 04/01/2038	249,000	298,379
3.50%, 06/01/2041	3,605,000	3,491,048
5.75%, 04/01/2048	2,324,000	2,869,326
6.83%, 10/23/2055	4,111,000	5,893,932
3.85%, 04/01/2061	4,767,000	4,417,744
Comcast Corp.,
6.45%, 03/15/2037	1,742,000	2,537,053
4.60%, 10/15/2038	2,366,000	2,950,911
3.25%, 11/01/2039	961,000	1,024,710
3.45%, 02/01/2050	3,978,000	4,222,155
2.80%, 01/15/2051	13,322,000	12,500,760
4.95%, 10/15/2058	2,422,000	3,299,106
Cox Communications, Inc.,
3.35%, 09/15/2026(b)	320,000	350,709
1.80%, 10/01/2030(b)	1,305,000	1,249,380
2.95%, 10/01/2050(b)	1,966,000	1,817,636
CSC Holdings LLC, 5.50%,
05/15/2026(b)	265,000	274,659
DISH DBS Corp.,
5.88%, 11/15/2024	239,000	250,441
7.75%, 07/01/2026	130,000	143,229
Intelsat Jackson Holdings S.A.
(Luxembourg), 8.50%,
10/15/2024(b)(e)	265,000	172,886
NBCUniversal Media LLC, 5.95%,
04/01/2041	3,685,000	5,301,075
UPC Holding B.V. (Netherlands),
5.50%, 01/15/2028(b)	469,000	483,363
		62,367,111
Casinos & Gaming–0.10%
CCM Merger, Inc., 6.38%,
05/01/2026(b)	479,000	508,938

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Corporate Bond Fund

	Principal
	Amount	Value
Casinos & Gaming–(continued)
MGM Resorts International,
7.75%, 03/15/2022	$301,000	$318,119
6.00%, 03/15/2023	559,000	596,732
Mohegan Gaming & Entertainment,
8.00%, 02/01/2026(b)	428,000	423,720
Scientific Games International, Inc.,
8.25%, 03/15/2026(b)	707,000	750,647
		2,598,156
Coal & Consumable Fuels–0.02%
SunCoke Energy Partners
L.P./SunCoke Energy Partners
Finance Corp., 7.50%,
06/15/2025(b)	602,000	625,884
Commodity Chemicals–0.17%
Alpek S.A.B. de C.V. (Mexico),
3.25%, 02/25/2031(b)(f)	1,997,000	1,992,008
Axalta Coating Systems LLC, 3.38%,
02/15/2029(b)	2,400,000	2,332,500
		4,324,508
Computer & Electronics Retail–0.02%
Rent-A-Center, Inc., 6.38%,
02/15/2029(b)	571,000	595,330
Construction & Engineering–0.17%
AECOM, 5.13%, 03/15/2027	133,000	145,635
New Enterprise Stone & Lime Co., Inc.,
6.25%, 03/15/2026(b)	239,000	246,618
9.75%, 07/15/2028(b)	197,000	221,625
Shea Homes L.P./Shea Homes
Funding Corp., 4.75%,
02/15/2028(b)	3,579,000	3,702,028
		4,315,906
Construction Machinery & Heavy Trucks–0.01%
Wabtec Corp., 4.95%, 09/15/2028	209,000	245,934
Construction Materials–0.14%
CRH America Finance, Inc. (Ireland),
3.95%, 04/04/2028(b)	3,123,000	3,559,829
Consumer Finance–0.63%
Ally Financial, Inc.,
5.13%, 09/30/2024	434,000	495,631
4.63%, 03/30/2025	1,303,000	1,467,503
American Express Co., Series C,
3.50% (3 mo. USD LIBOR +
3.29%)(d)(g)	2,973,000	2,950,702
Capital One Financial Corp., 3.75%,
03/09/2027	304,000	341,679
GE Capital Funding LLC, 4.40%,
05/15/2030(b)	2,812,000	3,229,674
Navient Corp.,
7.25%, 01/25/2022	160,000	166,300
7.25%, 09/25/2023	1,040,000	1,130,350
5.00%, 03/15/2027	486,000	476,951
5.63%, 08/01/2033	221,000	202,629
OneMain Finance Corp.,
6.88%, 03/15/2025	300,000	338,927
7.13%, 03/15/2026	735,000	849,847
5.38%, 11/15/2029	519,000	548,842

	Principal
	Amount	Value
Consumer Finance–(continued)
Synchrony Financial, 4.50%,
07/23/2025	$3,695,000	$4,128,675
		16,327,710
Copper–0.23%
Freeport-McMoRan, Inc.,
5.00%, 09/01/2027	3,285,000	3,516,724
4.38%, 08/01/2028	1,474,000	1,573,886
5.40%, 11/14/2034	826,000	1,024,756
		6,115,366
Data Processing & Outsourced Services–0.30%
Cardtronics, Inc./Cardtronics USA,
Inc., 5.50%, 05/01/2025(b)	695,000	719,325
Fidelity National Information Services,
Inc.,
2.25%, 03/01/2031	530,000	527,969
3.10%, 03/01/2041	1,577,000	1,598,791
Fiserv, Inc., 4.20%, 10/01/2028	2,218,000	2,545,474
PayPal Holdings, Inc., 2.85%,
10/01/2029	2,326,000	2,493,733
		7,885,292
Department Stores–0.15%
7-Eleven, Inc., 1.80%,
02/10/2031(b)	2,466,000	2,374,173
Macy’s, Inc., 8.38%, 06/15/2025(b)	1,410,000	1,560,081
		3,934,254
Distributors–0.10%
Genuine Parts Co., 1.88%,
11/01/2030	2,795,000	2,667,098
Diversified Banks–10.88%
Africa Finance Corp. (Supranational),
4.38%, 04/17/2026(b)	7,620,000	8,342,757
Australia & New Zealand Banking Group
Ltd. (Australia),
2.57%, 11/25/2035(b)(c)	2,671,000	2,609,411
6.75%(b)(c)(d)	3,647,000	4,318,686
Banco Santander S.A. (Spain),
2.75%, 12/03/2030	3,000,000	2,980,076
Bank of America Corp.,
3.86%, 07/23/2024(c)	8,064,000	8,690,412
7.75%, 05/14/2038	2,623,000	4,232,506
2.68%, 06/19/2041(c)	14,102,000	13,691,919
2.83%, 10/24/2051(c)	2,726,000	2,607,110
Series AA, 6.10%(c)(d)	5,955,000	6,620,739
Series DD, 6.30%(c)(d)	1,885,000	2,165,400
Bank of China Ltd. (China), 5.00%,
11/13/2024(b)	2,850,000	3,211,065
BBVA Bancomer S.A. (Mexico),
4.38%, 04/10/2024(b)(f)	2,015,000	2,196,370
1.88%, 09/18/2025(b)	2,580,000	2,606,123
BNP Paribas S.A. (France),
4.38%, 03/01/2033(b)(c)	250,000	278,575
2.82%, 01/26/2041(b)	7,221,000	6,789,877
BPCE S.A. (France), 2.28%,
01/20/2032(b)(c)	3,204,000	3,186,176

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Corporate Bond Fund

	Principal
	Amount	Value
Diversified Banks–(continued)
Citigroup, Inc.,
3.50%, 05/15/2023	$3,677,000	$3,912,069
5.50%, 09/13/2025	4,154,000	4,917,103
3.11%, 04/08/2026(c)	3,709,000	3,991,089
3.98%, 03/20/2030(c)	3,695,000	4,192,550
4.41%, 03/31/2031(c)	3,019,000	3,514,659
2.57%, 06/03/2031(c)	266,000	272,749
4.65%, 07/23/2048	1,832,000	2,339,599
3.88%(c)(d)	6,892,000	6,874,770
Series A, 5.95%(c)(d)	1,192,000	1,243,109
Series Q, 4.29% (3 mo. USD LIBOR + 4.10%)(d)(g)	1,570,000	1,566,075
Series V, 4.70%(c)(d)	2,340,000	2,368,256
Credit Agricole S.A. (France),
1.91%, 06/16/2026(b)(c)	1,828,000	1,877,556
8.13%(b)(c)(d)	416,000	504,026
7.88%(b)(c)(d)	2,555,000	2,868,966
Federation des Caisses Desjardins du
Quebec (Canada), 2.05%,
02/10/2025(b)	5,091,000	5,285,213
Global Bank Corp. (Panama), 4.50%,
10/20/2021(b)	6,573,000	6,676,853
HSBC Holdings PLC (United Kingdom),
1.19% (3 mo. USD LIBOR +
1.00%), 05/18/2024(g)	1,194,000	1,210,350
1.65%, 04/18/2026(c)	1,970,000	1,993,364
2.01%, 09/22/2028(c)	5,893,000	5,926,247
2.36%, 08/18/2031(c)	201,000	199,929
6.00%(c)(d)	4,347,000	4,738,230
6.25%(c)(d)	1,018,000	1,081,625
4.60%(c)(d)	3,181,000	3,205,176
ING Groep N.V. (Netherlands),
6.88%(b)(c)(d)	1,670,000	1,743,166
JPMorgan Chase & Co.,
1.11% (3 mo. USD LIBOR +
0.89%), 07/23/2024(g)	5,200,000	5,285,802
2.08%, 04/22/2026(c)	5,016,000	5,210,706
3.63%, 12/01/2027	2,542,000	2,827,021
3.70%, 05/06/2030(c)	3,695,000	4,151,782
3.11%, 04/22/2041(c)	3,122,000	3,284,711
4.26%, 02/22/2048(c)	1,788,000	2,184,962
Series W, 1.19% (3 mo. USD LIBOR
+ 1.00%), 05/15/2047(g)	5,770,000	4,933,350
Series V, 3.56% (3 mo. USD LIBOR
+ 3.32%)(d)(g)	1,853,000	1,840,492
Mitsubishi UFJ Financial Group, Inc.
(Japan), 2.05%, 07/17/2030	4,798,000	4,781,095
Mizuho Financial Group, Inc. (Japan),
2.20%, 07/10/2031(c)	6,278,000	6,260,974
2.17%, 05/22/2032(c)	5,786,000	5,719,742
National Australia Bank Ltd.
(Australia), 2.33%,
08/21/2030(b)	256,000	250,885
Natwest Group PLC (United Kingdom),
3.50%, 05/15/2023(c)	4,970,000	5,144,395
6.00%(c)(d)	515,000	571,650
SMBC Aviation Capital Finance DAC
(Ireland),
3.00%, 07/15/2022(b)	2,947,000	3,020,483
4.13%, 07/15/2023(b)	3,674,000	3,930,386

	Principal
	Amount	Value
Diversified Banks–(continued)
Standard Chartered PLC (United Kingdom),
1.43% (3 mo. USD LIBOR +
1.20%), 09/10/2022(b)(g)	$3,395,000	$3,412,421
1.37% (3 mo. USD LIBOR +
1.15%), 01/20/2023(b)(g)	1,442,000	1,457,910
4.30%, 02/19/2027(b)	1,628,000	1,791,152
3.27%, 02/18/2036(b)(c)	4,923,000	4,877,684
7.75%(b)(c)(d)	4,646,000	5,106,930
7.50%(b)(c)(d)	2,414,000	2,529,981
Sumitomo Mitsui Financial Group, Inc. (Japan),
1.47%, 07/08/2025	2,924,000	2,972,809
3.04%, 07/16/2029	4,343,000	4,668,952
2.13%, 07/08/2030	6,672,000	6,695,925
2.14%, 09/23/2030	7,101,000	6,943,362
U.S. Bancorp,
1.38%, 07/22/2030	9,063,000	8,676,180
Series I, 3.73% (3 mo. USD LIBOR +3.49%)(d)(g)	3,329,000	3,316,516
Wells Fargo & Co.,
2.19%, 04/30/2026(c)	1,489,000	1,551,599
4.15%, 01/24/2029	3,695,000	4,262,550
3.07%, 04/30/2041(c)	2,118,000	2,176,979
5.38%, 11/02/2043	7,268,000	9,402,057
4.75%, 12/07/2046	1,890,000	2,328,856
3.90%(c)(d)	4,100,000	4,086,777
Westpac Banking Corp. (Australia),
2.67%, 11/15/2035(c)	1,244,000	1,217,540
		283,904,547
Diversified Capital Markets–1.72%
Credit Suisse Group AG (Switzerland),
4.19%, 04/01/2031(b)(c)	2,792,000	3,184,610
7.13%(b)(c)(d)	3,667,000	3,861,314
7.50%(b)(c)(d)	6,699,000	7,344,114
7.25%(b)(c)(d)	330,000	375,208
5.10%(b)(c)(d)	4,230,000	4,319,887
5.25%(b)(c)(d)	4,357,000	4,640,205
4.50%(b)(c)(d)	4,764,000	4,662,765
Macquarie Bank Ltd. (Australia),
6.13%(b)(c)(d)	5,010,000	5,421,246
UBS Group AG (Switzerland),
3.13%, 08/13/2030(b)(c)	7,551,000	8,142,238
4.38%(b)(c)(d)	2,932,000	2,896,230
		44,847,817
Diversified Metals & Mining–1.06%
Anglo American Capital PLC (South Africa),
5.38%, 04/01/2025(b)	4,531,000	5,253,748
5.63%, 04/01/2030(b)	3,674,000	4,559,807
Corp. Nacional del Cobre de Chile
(Chile), 3.15%, 01/15/2051(b)	1,955,000	1,784,344
Teck Resources Ltd. (Canada),
6.13%, 10/01/2035	5,373,000	6,879,796
6.25%, 07/15/2041	6,930,000	9,066,573
		27,544,268
Diversified REITs–0.94%
iStar, Inc., 4.75%, 10/01/2024	560,000	575,694

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Corporate Bond Fund

	Principal
	Amount	Value
Diversified REITs–(continued)
Trust Fibra Uno (Mexico),
5.25%, 12/15/2024(b)(f)	$4,124,000	$4,567,330
5.25%, 01/30/2026(b)	3,705,000	4,128,296
4.87%, 01/15/2030(b)	4,215,000	4,558,523
6.39%, 01/15/2050(b)	9,390,000	10,704,600
	24,534,443
Drug Retail–0.13%
CVS Pass-Through Trust,
6.04%, 12/10/2028	1,166,793	1,351,637
5.77%, 01/10/2033(b)	1,677,202	1,964,545
		3,316,182
Electric Utilities–3.01%
Commonwealth Edison Co.,
Series 127, 3.20%, 11/15/2049	3,963,000	4,105,855
Consolidated Edison Co. of New York,
Inc., Series C, 3.00%,
12/01/2060	6,951,000	6,449,305
Drax Finco PLC (United Kingdom),
6.63%, 11/01/2025(b)	3,600,000	3,741,750
Duke Energy Progress LLC, 2.50%,
08/15/2050	9,667,000	8,774,861
Electricite de France S.A. (France),
6.00%, 01/22/2114(b)	6,655,000	9,128,534
Eversource Energy,
Series Q, 0.80%, 08/15/2025	676,000	666,858
Series R, 1.65%, 08/15/2030	1,664,000	1,607,578
Georgia Power Co.,
2.85%, 05/15/2022	3,569,000	3,675,430
Series A, 2.20%, 09/15/2024	10,163,000	10,656,866
NextEra Energy Operating Partners L.P.,
3.88%, 10/15/2026(b)	316,000	338,709
4.50%, 09/15/2027(b)	122,000	136,176
Southern Co. (The),
Series B,
4.00%, 01/15/2051(c)	14,349,000	14,991,170
5.50%, 03/15/2057(c)	11,216,000	11,589,165
Talen Energy Supply LLC, 7.63%,
06/01/2028(b)	468,000	499,087
Virginia Electric & Power Co., 2.45%,
12/15/2050	1,918,000	1,729,286
Vistra Operations Co. LLC, 5.00%,
07/31/2027(b)	324,000	339,309
		78,429,939
Electrical Components & Equipment–0.21%
Acuity Brands Lighting, Inc., 2.15%,
12/15/2030	4,864,000	4,766,559
EnerSys,
5.00%, 04/30/2023(b)	476,000	500,421
4.38%, 12/15/2027(b)	107,000	113,153
		5,380,133
Electronic Components–1.32%
Corning, Inc., 5.45%, 11/15/2079	26,087,000	33,937,102
Sensata Technologies, Inc., 3.75%,
02/15/2031(b)	500,000	502,500
	34,439,602
Electronic Manufacturing Services–0.29%
Jabil, Inc., 3.00%, 01/15/2031	7,348,000	7,520,018

	Principal
	Amount	Value
Environmental & Facilities Services–0.33%
GFL Environmental, Inc. (Canada),
4.00%, 08/01/2028(b)	$1,189,000	$1,161,504
3.50%, 09/01/2028(b)	3,848,000	3,766,230
Republic Services, Inc., 1.75%,
02/15/2032	3,807,000	3,650,363
		8,578,097
Fertilizers & Agricultural Chemicals–0.02%
Nutrien Ltd. (Canada), 2.95%,
05/13/2030	125,000	133,470
OCI N.V. (Netherlands), 4.63%,
10/15/2025(b)	371,000	385,256
		518,726
Financial Exchanges & Data–0.36%
Intercontinental Exchange, Inc.,
1.85%, 09/15/2032	170,000	161,737
Moody’s Corp.,
5.25%, 07/15/2044	1,539,000	2,037,949
3.25%, 05/20/2050	1,211,000	1,232,600
2.55%, 08/18/2060	1,224,000	1,029,280
MSCI, Inc., 3.88%, 02/15/2031(b)	2,367,000	2,488,309
S&P Global, Inc., 1.25%,
08/15/2030	2,474,000	2,339,996
		9,289,871
Food Retail–0.21%
Albertsons Cos., Inc./Safeway,
Inc./New Albertsons
L.P./Albertson’s LLC, 3.50%,
02/15/2023(b)	3,502,000	3,602,542
SEG Holding LLC/SEG Finance Corp.,
5.63%, 10/15/2028(b)	511,000	542,937
Simmons Foods, Inc., 5.75%,
11/01/2024(b)	597,000	616,761
Simmons Foods, Inc./Simmons
Prepared Foods, Inc./Simmons Pet
Food, Inc., 4.63%,
03/01/2029(b)	735,000	745,860
		5,508,100
Gas Utilities–0.18%
East Ohio Gas Co. (The),
1.30%, 06/15/2025(b)	1,101,000	1,108,671
3.00%, 06/15/2050(b)	3,561,000	3,483,289
		4,591,960
Health Care Equipment–0.01%
Becton, Dickinson and Co., 2.82%,
05/20/2030	188,000	198,562
Teleflex, Inc., 4.88%, 06/01/2026	50,000	51,678
		250,240
Health Care Facilities–0.50%
Acadia Healthcare Co., Inc., 5.00%,
04/15/2029(b)	805,000	842,231
Encompass Health Corp., 4.75%,
02/01/2030	1,045,000	1,107,240

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Corporate Bond Fund

	Principal Amount	Value
Health Care Facilities–(continued)
HCA, Inc., 5.00%, 03/15/2024	$8,501,000	$9,524,633
5.38%, 02/01/2025	242,000	271,702
5.25%, 04/15/2025	151,000	174,080
5.88%, 02/15/2026	166,000	192,095
5.38%, 09/01/2026	111,000	126,897
7.50%, 11/06/2033	362,000	499,039
5.50%, 06/15/2047	293,000	374,965
		13,112,882
Health Care REITs–0.74%
Diversified Healthcare Trust, 6.75%, 12/15/2021	2,606,000	2,645,090
9.75%, 06/15/2025	482,000	543,455
4.38%, 03/01/2031	2,047,000	2,029,089
Healthcare Trust of America Holdings L.P., 2.00%, 03/15/2031	2,589,000	2,502,289
Healthpeak Properties, Inc., 2.88%, 01/15/2031	1,917,000	2,011,750
MPT Operating Partnership L.P./MPT Finance Corp., 4.63%, 08/01/2029	2,463,000	2,652,343
National Health Investors, Inc., 3.00%, 02/01/2031	2,245,000	2,184,224
Omega Healthcare Investors, Inc., 3.38%, 02/01/2031	230,000	236,096
Physicians Realty L.P., 4.30%, 03/15/2027	1,640,000	1,830,650
Welltower, Inc., 3.10%, 01/15/2030	2,496,000	2,641,773
		19,276,759
Health Care Services–1.35%
Akumin, Inc., 7.00%, 11/01/2025(b)	974,000	1,020,265
Baylor Scott & White Holdings, Series 2021, 2.84%, 11/15/2050	2,757,000	2,716,510
Cigna Corp., 3.75%, 07/15/2023	3,104,000	3,340,653
1.13% (3 mo. USD LIBOR + 0.89%), 07/15/2023(g)	5,327,000	5,400,142
7.88%, 05/15/2027	5,000,000	6,724,458
4.38%, 10/15/2028	1,790,000	2,089,367
4.80%, 08/15/2038	5,078,000	6,293,110
CommonSpirit Health, 1.55%, 10/01/2025	1,398,000	1,416,287
CVS Health Corp., 1.30%, 08/21/2027	3,781,000	3,702,057
DaVita, Inc., 4.63%, 06/01/2030(b)	216,000	219,915
3.75%, 02/15/2031(b)	1,068,000	1,019,748
Hadrian Merger Sub, Inc., 8.50%, 05/01/2026(b)	257,000	268,195
MEDNAX, Inc., 6.25%, 01/15/2027(b)	495,000	523,453
RP Escrow Issuer LLC, 5.25%, 12/15/2025(b)	500,000	518,125
		35,252,285
Home Improvement Retail–0.01%
Lowe’s Cos., Inc., 3.65%, 04/05/2029	225,000	252,817

	Principal Amount	Value
Homebuilding–0.77%
Ashton Woods USA LLC/Ashton Woods Finance Co., 9.88%, 04/01/2027(b)	$326,000	$367,911
Lennar Corp., 5.38%, 10/01/2022	324,000	346,944
4.75%, 11/15/2022	172,000	180,983
4.75%, 11/29/2027	2,406,000	2,787,952
M.D.C. Holdings, Inc., 3.85%, 01/15/2030	7,253,000	7,830,846
6.00%, 01/15/2043	4,148,000	5,483,137
Mattamy Group Corp. (Canada), 4.63%, 03/01/2030(b)	1,700,000	1,768,799
PulteGroup, Inc., 6.38%, 05/15/2033	15,000	19,875
6.00%, 02/15/2035	395,000	521,400
Taylor Morrison Communities, Inc., 6.63%, 07/15/2027(b)	673,000	722,634
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc., 5.88%, 04/15/2023(b)	57,000	60,628
		20,091,109
Hotel & Resort REITs–0.06%
Service Properties Trust, 4.95%, 02/15/2027	1,592,000	1,580,617
Hotels, Resorts & Cruise Lines–0.12%
Carnival Corp., 11.50%, 04/01/2023(b)	292,000	333,363
10.50%, 02/01/2026(b)	150,000	174,562
5.75%, 03/01/2027(b)	295,000	299,838
Hilton Domestic Operating Co., Inc., 3.63%, 02/15/2032(b)	2,363,000	2,330,131
		3,137,894
Household Products–0.03%
Energizer Holdings, Inc., 4.38%, 03/31/2029(b)	750,000	749,250
Independent Power Producers & Energy Traders–0.79%
AES Corp. (The), 1.38%, 01/15/2026(b)	2,872,000	2,842,112
2.45%, 01/15/2031(b)	5,089,000	5,003,234
Calpine Corp., 3.75%, 03/01/2031(b)	5,450,000	5,268,569
Clearway Energy Operating LLC, 4.75%, 03/15/2028(b)	468,000	500,615
EnfraGen Energia Sur S.A./EnfraGen Spain S.A./Prime Energia S.p.A. (Spain), 5.38%, 12/30/2030(b)	6,770,000	6,799,111
Enviva Partners L.P./Enviva Partners Finance Corp., 6.50%, 01/15/2026(b)	210,000	220,106
		20,633,747
Industrial Conglomerates–0.57%
GE Capital International Funding Co. Unlimited Co., 4.42%, 11/15/2035	4,111,000	4,700,121
General Electric Co., 5.55%, 01/05/2026	8,426,000	10,057,888
		14,758,009

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Corporate Bond Fund

	Principal Amount	Value
Industrial Machinery–0.05%
Cleaver-Brooks, Inc., 7.88%, 03/01/2023(b)	$249,000	$245,550
EnPro Industries, Inc., 5.75%, 10/15/2026	489,000	518,247
Mueller Industries, Inc., 6.00%, 03/01/2027	492,000	503,365
		1,267,162
Industrial REITs–0.06%
Lexington Realty Trust, 2.70%, 09/15/2030	1,517,000	1,529,702
Integrated Oil & Gas–1.98%
BP Capital Markets America, Inc., 1.75%, 08/10/2030	4,916,000	4,748,198
2.77%, 11/10/2050	5,985,000	5,302,191
2.94%, 06/04/2051	6,213,000	5,689,581
BP Capital Markets PLC (United Kingdom), 4.38%(c)(d)	2,512,000	2,654,606
Gray Oak Pipeline LLC, 2.60%, 10/15/2025(b)	3,104,000	3,177,744
Occidental Petroleum Corp., 2.90%, 08/15/2024	12,445,000	12,126,781
5.55%, 03/15/2026	322,000	344,192
8.50%, 07/15/2027	87,000	104,320
6.38%, 09/01/2028	69,000	76,719
6.13%, 01/01/2031	305,000	341,318
6.45%, 09/15/2036	29,000	33,104
6.20%, 03/15/2040	233,000	252,223
4.10%, 02/15/2047	315,000	268,341
Petroleos Mexicanos (Mexico), 6.88%, 08/04/2026	110,000	118,168
Saudi Arabian Oil Co. (Saudi Arabia), 2.88%, 04/16/2024(b)	9,601,000	10,133,295
2.25%, 11/24/2030(b)	1,015,000	997,416
4.38%, 04/16/2049(b)	2,407,000	2,745,327
3.25%, 11/24/2050(b)	975,000	917,378
3.50%, 11/24/2070(b)	1,880,000	1,730,053
		51,760,955
Integrated Telecommunication Services–2.51%
Altice France S.A. (France), 7.38%, 05/01/2026(b)	867,000	905,105
AT&T, Inc., 1.40% (3 mo. USD LIBOR + 1.18%), 06/12/2024(g)	2,832,000	2,908,270
2.55%, 12/01/2033(b)	1,612,000	1,558,984
3.10%, 02/01/2043	4,885,000	4,593,185
3.50%, 09/15/2053(b)	9,416,000	8,653,687
3.55%, 09/15/2055(b)	17,999,000	16,557,269
3.65%, 09/15/2059(b)	432,000	399,096
3.50%, 02/01/2061	3,133,000	2,819,920
Embarq Corp., 8.00%, 06/01/2036	425,000	505,750
Frontier Communications Corp., 10.50%, 09/15/2022(e)	146,000	83,311
11.00%, 09/15/2025(e)	159,000	90,928
Level 3 Financing, Inc., 3.75%, 07/15/2029(b)	775,000	774,031
Telecom Italia Capital S.A. (Italy), 7.20%, 07/18/2036	288,000	370,210
Telefonica Emisiones S.A. (Spain), 7.05%, 06/20/2036	2,648,000	3,808,544

	Principal Amount	Value
Integrated Telecommunication Services–(continued)
Verizon Communications, Inc., 0.85%, 11/20/2025	$4,258,000	$4,198,920
1.75%, 01/20/2031	3,558,000	3,394,003
4.81%, 03/15/2039	2,095,000	2,591,728
2.65%, 11/20/2040	2,357,000	2,205,960
2.88%, 11/20/2050	3,580,000	3,259,173
3.00%, 11/20/2060	6,445,000	5,788,658
		65,466,732
Interactive Home Entertainment–0.65%
Activision Blizzard, Inc., 2.50%, 09/15/2050	4,665,000	4,120,967
Electronic Arts, Inc., 1.85%, 02/15/2031	5,057,000	4,939,029
2.95%, 02/15/2051	4,786,000	4,597,224
WMG Acquisition Corp., 3.00%, 02/15/2031(b)	3,536,000	3,407,820
		17,065,040
Interactive Media & Services–1.54%
Alphabet, Inc., 1.90%, 08/15/2040	2,432,000	2,190,897
2.25%, 08/15/2060	4,245,000	3,598,931
Baidu, Inc. (China), 3.08%, 04/07/2025	1,175,000	1,245,890
1.72%, 04/09/2026	1,255,000	1,254,958
3.43%, 04/07/2030	725,000	779,061
2.38%, 10/09/2030	1,010,000	996,371
Cumulus Media New Holdings, Inc., 6.75%, 07/01/2026(b)	204,000	208,685
Diamond Sports Group LLC/Diamond Sports Finance Co., 5.38%, 08/15/2026(b)	586,000	415,152
Match Group Holdings II LLC, 5.63%, 02/15/2029(b)	5,513,000	6,009,170
Scripps Escrow II, Inc., 3.88%, 01/15/2029(b)	515,000	506,760
Tencent Holdings Ltd. (China), 2.99%, 01/19/2023(b)	2,073,000	2,160,651
1.81%, 01/26/2026(b)	1,509,000	1,521,536
3.60%, 01/19/2028(b)	4,305,000	4,687,607
2.39%, 06/03/2030(b)	3,532,000	3,513,051
3.93%, 01/19/2038(b)	3,137,000	3,415,265
3.24%, 06/03/2050(b)	975,000	946,997
3.29%, 06/03/2060(b)	996,000	973,030
Twitter, Inc., 3.88%, 12/15/2027(b)	5,404,000	5,773,904
		40,197,916
Internet & Direct Marketing Retail–1.89%
Alibaba Group Holding Ltd. (China), 2.13%, 02/09/2031	2,602,000	2,539,203
2.70%, 02/09/2041	2,970,000	2,816,091
4.20%, 12/06/2047	2,190,000	2,486,189
3.15%, 02/09/2051	3,700,000	3,550,733
4.40%, 12/06/2057	2,190,000	2,613,089
3.25%, 02/09/2061	4,586,000	4,402,100
Expedia Group, Inc., 3.60%, 12/15/2023(b)	2,632,000	2,811,167
4.63%, 08/01/2027(b)	4,206,000	4,685,800
2.95%, 03/15/2031(b)	2,074,000	2,055,026

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Corporate Bond Fund

	Principal Amount	Value
Internet & Direct Marketing Retail–(continued)
Meituan (China), 2.13%, 10/28/2025(b)	$3,055,000	$3,094,140
3.05%, 10/28/2030(b)	5,378,000	5,417,797
MercadoLibre, Inc. (Argentina), 3.13%, 01/14/2031	945,000	932,252
Prosus N.V. (China), 3.83%, 02/08/2051(b)	11,410,000	10,388,201
QVC, Inc., 5.45%, 08/15/2034	1,449,000	1,535,940
		49,327,728
Internet Services & Infrastructure–0.18%
Leidos, Inc., 2.30%, 02/15/2031(b)	4,698,000	4,580,245
Investment Banking & Brokerage–1.94%
Cantor Fitzgerald L.P., 6.50%, 06/17/2022(b)	2,962,000	3,178,603
Charles Schwab Corp. (The), Series E, 4.63%(c)(d)	4,214,000	4,261,618
Series G, 5.38%(c)(d)	231,000	252,367
Goldman Sachs Group, Inc. (The), 3.50%, 04/01/2025	3,198,000	3,498,966
1.09%, 12/09/2026(c)	3,467,000	3,442,147
0.85% (SOFR + 0.79%), 12/09/2026(g)	6,834,000	6,897,001
1.99%, 01/27/2032(c)	3,332,000	3,260,247
6.75%, 10/01/2037	4,343,000	6,343,022
4.80%, 07/08/2044	3,955,000	5,123,539
Jefferies Group LLC/Jefferies Group Capital Finance, Inc., 4.15%, 01/23/2030	3,579,000	4,062,098
Morgan Stanley, 2.19%, 04/28/2026(c)	2,569,000	2,676,696
4.35%, 09/08/2026	350,000	402,422
3.62%, 04/01/2031(c)	3,069,000	3,422,016
2.80%, 01/25/2052(c)	2,017,000	1,924,059
Raymond James Financial, Inc., 4.65%, 04/01/2030	1,529,000	1,834,713
		50,579,514
IT Consulting & Other Services–0.07%
DXC Technology Co., 4.45%, 09/18/2022	1,396,000	1,468,713
Gartner, Inc., 4.50%, 07/01/2028(b)	468,000	491,985
		1,960,698
Leisure Facilities–0.01%
Cedar Fair L.P./Canada’s Wonderland Co./Magnum Management Corp., 5.38%, 06/01/2024	247,000	248,235
Life & Health Insurance–2.60%
AIA Group Ltd. (Hong Kong), 3.20%, 09/16/2040(b)	2,000,000	2,006,113
American Equity Investment Life Holding Co., 5.00%, 06/15/2027	6,278,000	7,077,373
Athene Global Funding, 1.20%, 10/13/2023(b)	4,890,000	4,949,824
2.50%, 01/14/2025(b)	3,179,000	3,331,503
1.45%, 01/08/2026(b)	2,467,000	2,458,166

	Principal Amount	Value
Life & Health Insurance–(continued)
Athene Holding Ltd., 4.13%, 01/12/2028	$6,615,000	$7,335,168
6.15%, 04/03/2030	3,425,000	4,237,357
3.50%, 01/15/2031	1,355,000	1,413,495
Belrose Funding Trust, 2.33%, 08/15/2030(b)	2,536,000	2,530,432
Brighthouse Financial, Inc., 4.70%, 06/22/2047	2,566,000	2,717,561
GA Global Funding Trust, 1.63%, 01/15/2026(b)	885,000	894,768
Global Atlantic Fin Co., 4.40%, 10/15/2029(b)	9,421,000	10,268,007
MetLife, Inc., 4.13%, 08/13/2042	2,218,000	2,663,464
Series D, 5.88%(c)(d)	300,000	342,750
Nationwide Financial Services, Inc., 5.38%, 03/25/2021(b)	6,660,000	6,681,497
3.90%, 11/30/2049(b)	3,113,000	3,370,552
Pacific LifeCorp, 3.35%, 09/15/2050(b)	3,314,000	3,457,616
Prudential Financial, Inc., 3.91%, 12/07/2047	1,849,000	2,111,216
		67,846,862
Life Sciences Tools & Services–0.01%
Charles River Laboratories International, Inc., 4.25%, 05/01/2028(b)	383,000	400,404
Managed Health Care–0.60%
Centene Corp., 5.38%, 06/01/2026(b)	521,000	545,039
5.38%, 08/15/2026(b)	155,000	163,525
4.63%, 12/15/2029	526,000	568,235
3.38%, 02/15/2030	320,000	329,365
2.50%, 03/01/2031	7,190,000	6,963,155
Children’s Hospital, Series 2020, 2.93%, 07/15/2050	1,791,000	1,728,134
Community Health Network, Inc., Series 20-A, 3.10%, 05/01/2050	3,832,000	3,781,574
Hackensack Meridian Health, Inc., 2.88%, 09/01/2050	1,616,000	1,579,443
		15,658,470
Marine Ports & Services–0.04%
North Queensland Export Terminal Pty. Ltd. (Australia), 4.45%, 12/15/2022(b)	1,004,000	995,375
Metal & Glass Containers–0.12%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC, 3.25%, 09/01/2028(b)	600,000	600,000
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 5.25%, 04/30/2025(b)	200,000	211,269
Ball Corp., 5.25%, 07/01/2025	359,000	404,548
Silgan Holdings, Inc., 1.40%, 04/01/2026(b)	1,967,000	1,943,908
		3,159,725

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Corporate Bond Fund

	Principal Amount	Value
Movies & Entertainment–0.21%
Netflix, Inc., 5.88%, 11/15/2028	$1,017,000	$1,221,366
5.38%, 11/15/2029(b)	252,000	298,040
Tencent Music Entertainment Group (China), 1.38%, 09/03/2025	1,560,000	1,544,135
2.00%, 09/03/2030	2,480,000	2,390,341
		5,453,882
Multi-line Insurance–0.86%
American International Group, Inc., 3.40%, 06/30/2030	4,839,000	5,309,732
4.50%, 07/16/2044	2,088,000	2,507,832
Fairfax Financial Holdings Ltd. (Canada), 4.85%, 04/17/2028	2,781,000	3,110,770
4.63%, 04/29/2030	3,657,000	4,045,308
Liberty Mutual Group, Inc., 4.30%, 02/01/2061(b)	2,611,000	2,384,040
Massachusetts Mutual Life Insurance Co., 3.38%, 04/15/2050(b)	1,666,000	1,709,048
Nationwide Mutual Insurance Co., 4.95%, 04/22/2044(b)	3,068,000	3,467,350
		22,534,080
Multi-Utilities–0.23%
CMS Energy Corp., 4.75%, 06/01/2050(c)	1,628,000	1,784,529
DTE Energy Co., Series F, 1.05%, 06/01/2025	1,689,000	1,684,138
WEC Energy Group, Inc., 1.38%, 10/15/2027	2,504,000	2,474,890
		5,943,557
Office REITs–1.14%
Alexandria Real Estate Equities, Inc., 3.95%, 01/15/2027	2,823,000	3,203,197
3.38%, 08/15/2031	1,707,000	1,876,219
1.88%, 02/01/2033	12,555,000	11,852,958
4.00%, 02/01/2050	2,598,000	2,922,137
Boston Properties L.P., 3.25%, 01/30/2031	2,109,000	2,241,037
Highwoods Realty L.P., 2.60%, 02/01/2031	2,070,000	2,052,979
Office Properties Income Trust, 4.50%, 02/01/2025	5,174,000	5,522,393
		29,670,920
Oil & Gas Drilling–0.07%
Global Partners L.P./GLP Finance Corp., 6.88%, 01/15/2029	480,000	521,700
NGL Energy Operating LLC/NGL Energy Finance Corp., 7.50%, 02/01/2026(b)	405,000	418,320
Precision Drilling Corp. (Canada), 5.25%, 11/15/2024	207,000	193,933
Rockies Express Pipeline LLC, 4.80%, 05/15/2030(b)	430,000	447,252
6.88%, 04/15/2040(b)	339,000	376,290
		1,957,495

	Principal Amount	Value
Oil & Gas Equipment & Services–0.16%
Baker Hughes, a GE Co. LLC/Baker
Hughes Co-Obligor, Inc., 3.34%,
12/15/2027	$3,214,000	$3,551,405
USA Compression Partners L.P./USA
Compression Finance Corp.,
6.88%, 09/01/2027	485,000	510,070
		4,061,475
Oil & Gas Exploration & Production–1.48%
Aethon United BR L.P./Aethon United Finance Corp., 8.25%, 02/15/2026(b)	1,046,000	1,090,455
Cameron LNG LLC, 3.30%, 01/15/2035(b)	3,917,000	4,218,677
3.40%, 01/15/2038(b)	4,220,000	4,409,690
CNX Resources Corp., 7.25%, 03/14/2027(b)	473,000	506,701
Comstock Resources, Inc., 9.75%, 08/15/2026	459,000	501,614
ConocoPhillips, 2.40%, 02/15/2031(b)	1,207,000	1,228,273
Diamondback Energy, Inc., 4.75%, 05/31/2025	44,000	49,624
Galaxy Pipeline Assets Bidco Ltd. (United Arab Emirates), 2.16%, 03/31/2034(b)	3,520,000	3,498,297
2.94%, 09/30/2040(b)	5,170,000	5,121,799
Gazprom PJSC via Gaz Finance PLC (Russia), 2.95%, 01/27/2029(b)	7,070,000	6,964,657
Genesis Energy L.P./Genesis Energy Finance Corp., 6.25%, 05/15/2026	255,000	242,091
7.75%, 02/01/2028	304,000	300,644
Hilcorp Energy I L.P./Hilcorp Finance Co., 6.25%, 11/01/2028(b)	583,000	609,599
Murphy Oil Corp., 4.95%, 12/01/2022	248,000	250,013
6.38%, 12/01/2042	180,000	167,400
Northern Oil and Gas, Inc., 8.13%, 03/01/2028(b)	811,000	801,126
Pioneer Natural Resources Co., 1.90%, 08/15/2030	5,016,000	4,827,958
2.15%, 01/15/2031	2,137,000	2,084,607
QEP Resources, Inc., 5.63%, 03/01/2026	590,000	664,564
Range Resources Corp., 8.25%, 01/15/2029(b)	500,000	538,288
SM Energy Co., 10.00%, 01/15/2025(b)	509,000	573,582
		38,649,659
Oil & Gas Refining & Marketing–0.27%
Calumet Specialty Products Partners L.P./Calumet Finance Corp., 7.63%, 01/15/2022	123,000	122,817
9.25%, 07/15/2024(b)	224,000	245,280
Parkland Corp. (Canada), 5.88%, 07/15/2027(b)	3,025,000	3,219,735
Petronas Capital Ltd. (Malaysia), 4.55%, 04/21/2050(b)	2,820,000	3,381,248
		6,969,080

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco Corporate Bond Fund

	Principal Amount	Value
Oil & Gas Storage & Transportation–7.04%
Antero Midstream Partners L.P./Antero Midstream Finance Corp., 5.38%, 09/15/2024	$232,000	$234,320
5.75%, 03/01/2027(b)	101,000	101,568
5.75%, 01/15/2028(b)	200,000	202,000
Blue Racer Midstream LLC/Blue Racer Finance Corp., 7.63%, 12/15/2025(b)	392,000	422,217
Boardwalk Pipelines L.P., 3.40%, 02/15/2031	3,153,000	3,259,125
Cheniere Energy Partners L.P., 5.63%, 10/01/2026	236,000	245,629
Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp., 6.00%, 02/01/2029(b)	1,219,000	1,208,340
Energy Transfer Operating L.P., 5.88%, 01/15/2024	508,000	570,768
2.90%, 05/15/2025	4,018,000	4,218,134
3.75%, 05/15/2030	6,585,000	6,965,860
4.90%, 03/15/2035	8,034,000	8,745,956
5.00%, 05/15/2050	7,246,000	7,690,249
Series A, 6.25%(c)(d)	515,000	426,152
Enterprise Products Operating LLC, 3.13%, 07/31/2029	3,630,000	3,910,026
4.80%, 02/01/2049	2,189,000	2,570,233
4.20%, 01/31/2050	2,574,000	2,784,824
3.70%, 01/31/2051	12,424,000	12,576,700
Series D, 6.88%, 03/01/2033	2,458,000	3,399,639
4.88%, 08/16/2077(c)	10,130,000	9,634,087
EQM Midstream Partners L.P., 5.50%, 07/15/2028	541,000	558,382
Hess Midstream Operations L.P., 5.63%, 02/15/2026(b)	729,000	756,523
Holly Energy Partners L.P./Holly Energy Finance Corp., 5.00%, 02/01/2028(b)	502,000	506,686
Kinder Morgan Energy Partners L.P., 4.30%, 05/01/2024	1,971,000	2,169,797
Kinder Morgan, Inc., 2.00%, 02/15/2031	6,286,000	6,016,013
7.80%, 08/01/2031	8,797,000	12,651,789
7.75%, 01/15/2032	7,089,000	10,210,700
3.25%, 08/01/2050	13,500,000	12,319,307
MPLX L.P., 1.33% (3 mo. USD LIBOR + 1.10%), 09/09/2022(g)	5,688,000	5,691,947
1.75%, 03/01/2026	3,426,000	3,454,809
4.80%, 02/15/2029	2,176,000	2,548,181
2.65%, 08/15/2030	3,609,000	3,594,082
4.70%, 04/15/2048	2,570,000	2,820,854
5.50%, 02/15/2049	3,475,000	4,228,725
NGL Energy Partners L.P./NGL Energy Finance Corp., 7.50%, 04/15/2026(f)	357,000	293,856
NGPL PipeCo. LLC, 7.77%, 12/15/2037(b)	6,699,000	9,019,322
ONEOK, Inc., 5.85%, 01/15/2026	1,291,000	1,529,916
6.35%, 01/15/2031	5,120,000	6,480,693
Plains All American Pipeline L.P., Series B, 6.13%(c)(d)	385,000	316,662

	Principal Amount	Value
Oil & Gas Storage & Transportation–(continued)
Plains All American Pipeline L.P./PAA Finance Corp., 3.55%, 12/15/2029	$12,678,000	$13,035,506
3.80%, 09/15/2030	1,956,000	2,033,908
Sabine Pass Liquefaction LLC, 5.75%, 05/15/2024	362,000	411,694
Sunoco L.P./Sunoco Finance Corp., 5.88%, 03/15/2028	723,000	769,055
Targa Resources Partners L.P./Targa Resources Partners Finance Corp., 5.88%, 04/15/2026	677,000	706,229
5.00%, 01/15/2028	201,000	209,640
5.50%, 03/01/2030	63,000	67,429
Western Midstream Operating L.P., 4.00%, 07/01/2022	2,782,000	2,842,856
2.32% (3 mo. USD LIBOR + 1.85%), 01/13/2023(g)	3,109,000	3,061,530
Williams Cos., Inc. (The), 7.88%, 09/01/2021	140,000	145,189
3.60%, 03/15/2022	3,391,000	3,482,374
4.55%, 06/24/2024	399,000	443,677
3.50%, 11/15/2030	1,995,000	2,169,718
		183,712,876

Other Diversified Financial Services–1.04%
Avolon Holdings Funding Ltd. (Ireland), 2.13%, 02/21/2026(b)	3,202,000	3,088,520
4.25%, 04/15/2026(b)	2,009,000	2,125,265
2.75%, 02/21/2028(b)	3,585,000	3,428,249
Blackstone Holdings Finance Co. LLC, 1.60%, 03/30/2031(b)	5,011,000	4,803,744
5.00%, 06/15/2044(b)	250,000	325,856
2.80%, 09/30/2050(b)	2,149,000	2,027,757
Carlyle Finance LLC, 5.65%, 09/15/2048(b)	360,000	458,550
eG Global Finance PLC (United Kingdom), 6.75%, 02/07/2025(b)	259,000	266,472
ILFC E-Capital Trust II, 3.48% (3 mo. USD LIBOR + 1.80%), 12/21/2065(b)(g)	620,000	517,855
KKR Group Finance Co. VIII LLC, 3.50%, 08/25/2050(b)	2,173,000	2,286,478
Mexico Remittances Funding Fiduciary Estate Management S.a.r.l. (Mexico), 4.88%, 01/15/2028(b)	2,946,000	2,963,087
Pershing Square Holdings Ltd. (Guernsey), 3.25%, 11/15/2030(b)	4,800,000	4,836,936
		27,128,769

Packaged Foods & Meats–0.36%
BRF S.A. (Brazil), 5.75%, 09/21/2050(b)	3,181,000	3,271,022
Conagra Brands, Inc., 5.30%, 11/01/2038	300,000	382,374
JBS USA LUX S.A./JBS USA Food Co./JBS USA Finance, Inc., 5.50%, 01/15/2030(b)	217,000	243,311

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco Corporate Bond Fund

	Principal Amount	Value
Packaged Foods & Meats–(continued)
Kraft Heinz Foods Co. (The), 6.88%, 01/26/2039	$340,000	$477,823
5.00%, 06/04/2042	352,000	415,177
4.38%, 06/01/2046	472,000	515,427
5.50%, 06/01/2050	540,000	697,129
MARB BondCo PLC (Brazil), 3.95%, 01/29/2031(b)	3,190,000	3,098,288
Pilgrim’s Pride Corp., 5.88%, 09/30/2027(b)	398,000	427,492
		9,528,043

Paper Packaging–0.18%
Berry Global, Inc., 1.57%, 01/15/2026(b)	1,272,000	1,267,382
Cascades, Inc./Cascades USA, Inc. (Canada), 5.38%, 01/15/2028(b)	3,254,000	3,443,139
		4,710,521

Paper Products–0.21%
Georgia-Pacific LLC, 2.10%, 04/30/2027(b)	3,052,000	3,163,100
Mercer International, Inc. (Germany), 5.13%, 02/01/2029(b)	1,657,000	1,682,170
Schweitzer-Mauduit International, Inc., 6.88%, 10/01/2026(b)	485,000	517,849
		5,363,119

Pharmaceuticals–0.95%
Bausch Health Cos., Inc., 6.13%, 04/15/2025(b)	188,000	192,693
9.00%, 12/15/2025(b)	202,000	220,349
Bayer US Finance II LLC (Germany) , 1.23% (3 mo. USD LIBOR + 1.01%), 12/15/2023(b)(g)	5,692,000	5,783,608
3.88%, 12/15/2023(b)	1,680,000	1,826,882
Bristol-Myers Squibb Co., 0.75%, 11/13/2025	1,141,000	1,136,244
3.40%, 07/26/2029	300,000	336,005
2.35%, 11/13/2040	3,575,000	3,433,407
Endo DAC/Endo Finance LLC/Endo Finco, Inc., 9.50%, 07/31/2027(b)	72,000	81,225
6.00%, 06/30/2028(b)	91,000	79,989
Merck & Co., Inc., 2.35%, 06/24/2040	2,495,000	2,398,066
Par Pharmaceutical, Inc., 7.50%, 04/01/2027(b)	785,000	844,903
Royalty Pharma PLC, 1.20%, 09/02/2025(b)	853,000	849,642
1.75%, 09/02/2027(b)	1,251,000	1,253,966
2.20%, 09/02/2030(b)	1,622,000	1,598,562
Takeda Pharmaceutical Co. Ltd. (Japan), 3.18%, 07/09/2050	2,465,000	2,408,028
Viatris, Inc., 3.85%, 06/22/2040(b)	2,102,000	2,231,996
		24,675,565

Property & Casualty Insurance–0.48%
Allstate Corp. (The), 4.20%, 12/15/2046	1,391,000	1,704,472
Arch Capital Group Ltd., 3.64%, 06/30/2050	2,086,000	2,201,738

	Principal Amount	Value
Property & Casualty Insurance–(continued)
Fidelity National Financial, Inc., 3.40%, 06/15/2030	$2,603,000	$2,803,288
2.45%, 03/15/2031	3,452,000	3,433,911
W.R. Berkley Corp., 4.00%, 05/12/2050	2,176,000	2,473,262
		12,616,671

Publishing–0.01%
Meredith Corp., 6.88%, 02/01/2026	285,000	291,331

Railroads–1.54%
Canadian Pacific Railway Co. (Canada), 6.13%, 09/15/2115	11,051,000	17,439,449
CSX Corp., 2.50%, 05/15/2051	4,040,000	3,595,633
4.65%, 03/01/2068	3,310,000	4,212,656
Kenan Advantage Group, Inc. (The), 7.88%, 07/31/2023(b)	270,000	268,284
Norfolk Southern Corp., 3.40%, 11/01/2049	3,298,000	3,479,597
Union Pacific Corp., 2.15%, 02/05/2027	3,491,000	3,671,741
2.40%, 02/05/2030	4,361,000	4,518,519
3.95%, 08/15/2059	2,669,000	3,022,073
		40,207,952

Real Estate Development–0.10%
Piedmont Operating Partnership L.P., 3.15%, 08/15/2030	2,492,000	2,499,601

Regional Banks–1.91%
Citizens Bank, N.A., 2.25%, 04/28/2025	2,836,000	2,975,072
Citizens Financial Group, Inc., 2.38%, 07/28/2021	5,719,000	5,756,943
2.50%, 02/06/2030	3,375,000	3,479,923
3.25%, 04/30/2030	1,816,000	1,976,802
Series A, 4.20% (3 mo. USD LIBOR + 3.96%)(d)(g)	1,100,000	1,099,318
Fifth Third Bancorp, 4.30%, 01/16/2024	2,523,000	2,775,019
2.38%, 01/28/2025	7,102,000	7,459,672
2.55%, 05/05/2027	2,177,000	2,320,434
First Niagara Financial Group, Inc., 7.25%, 12/15/2021	1,256,000	1,323,152
KeyCorp, 2.25%, 04/06/2027	4,906,000	5,142,797
SVB Financial Group, 1.80%, 02/02/2031	4,608,000	4,442,805
4.10%(c)(d)	3,159,000	3,192,564
Synovus Financial Corp., 3.13%, 11/01/2022	2,271,000	2,354,444
Truist Bank, 2.25%, 03/11/2030	1,312,000	1,327,832
Zions Bancorporation N.A., 3.25%, 10/29/2029	4,138,000	4,301,951
		49,928,728

Reinsurance–0.12%
Berkshire Hathaway Finance Corp., 2.85%, 10/15/2050	3,233,000	3,152,021

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco Corporate Bond Fund

	Principal Amount	Value
Renewable Electricity–0.23%
Northern States Power Co., 2.60%, 06/01/2051	$6,452,000	$6,066,441

Research & Consulting Services–0.01%
Dun & Bradstreet Corp. (The), 6.88%, 08/15/2026(b)	149,000	159,710
10.25%, 02/15/2027(b)	34,000	38,116
		197,826

Residential REITs–0.81%
Camden Property Trust, 2.80%, 05/15/2030	1,409,000	1,494,706
Essex Portfolio L.P., 1.65%, 01/15/2031	1,702,000	1,598,837
2.65%, 09/01/2050	1,149,000	1,007,847
Spirit Realty L.P., 2.10%, 03/15/2028	1,629,000	1,611,827
4.00%, 07/15/2029	1,654,000	1,844,445
3.40%, 01/15/2030	4,902,000	5,192,633
2.70%, 02/15/2032	1,990,000	1,977,881
UDR, Inc., 3.00%, 08/15/2031	2,639,000	2,782,919
VEREIT Operating Partnership L.P., 2.20%, 06/15/2028	1,935,000	1,937,399
2.85%, 12/15/2032	1,736,000	1,733,697
		21,182,191

Restaurants–0.25%
1011778 BC ULC/New Red Finance, Inc. (Canada), 4.00%, 10/15/2030(b)	5,297,000	5,172,256
Aramark Services, Inc., 5.00%, 04/01/2025(b)	515,000	527,360
IRB Holding Corp., 6.75%, 02/15/2026(b)	729,000	751,781
		6,451,397

Retail REITs–0.76%
Brixmor Operating Partnership L.P., 4.05%, 07/01/2030	2,848,000	3,157,569
Kimco Realty Corp., 1.90%, 03/01/2028	4,255,000	4,260,539
2.70%, 10/01/2030	2,438,000	2,510,203
Realty Income Corp., 3.25%, 01/15/2031	3,129,000	3,409,350
Regency Centers L.P., 4.13%, 03/15/2028	2,214,000	2,476,173
Retail Properties of America, Inc., 4.75%, 09/15/2030	2,614,000	2,830,431
Simon Property Group L.P., 3.50%, 09/01/2025	1,148,000	1,251,873
		19,896,138

Security & Alarm Services–0.01%
Brink’s Co. (The), 4.63%, 10/15/2027(b)	201,000	207,515

Semiconductor Equipment–0.08%
NXP B.V./NXP Funding LLC/NXP USA, Inc. (Netherlands), 3.40%, 05/01/2030(b)	1,961,000	2,137,338

	Principal Amount	Value
Semiconductors–1.85%
Analog Devices, Inc., 3.13%, 12/05/2023	$2,236,000	$2,391,218
2.95%, 04/01/2025	1,334,000	1,436,801
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.88%, 01/15/2027	5,513,000	6,047,399
3.50%, 01/15/2028	6,238,000	6,705,841
Broadcom, Inc., 4.70%, 04/15/2025	475,000	536,459
5.00%, 04/15/2030	4,626,000	5,382,921
2.45%, 02/15/2031(b)	5,293,000	5,144,771
4.30%, 11/15/2032	4,374,000	4,927,083
Micron Technology, Inc., 4.98%, 02/06/2026	1,880,000	2,181,933
4.19%, 02/15/2027	6,033,000	6,875,247
NXP B.V./NXP Funding LLC (Netherlands), 3.88%, 09/01/2022(b)	6,311,000	6,609,461
		48,239,134

Soft Drinks–0.53%
Coca-Cola Co. (The), 2.60%, 06/01/2050	3,907,000	3,702,433
Coca-Cola FEMSA S.A.B. de C.V. (Mexico), 1.85%, 09/01/2032	155,000	146,656
Fomento Economico Mexicano, S.A.B. de C.V. (Mexico), 3.50%, 01/16/2050	9,464,000	9,658,012
Keurig Dr Pepper, Inc., 4.60%, 05/25/2028	250,000	295,671
		13,802,772

Sovereign Debt–1.96%
Banque Ouest Africaine de Developpement (Supranational), 5.00%, 07/27/2027(b)	8,000,000	8,993,760
China Government International Bond (China), 2.25%, 10/21/2050(b)	4,510,000	4,088,746
Dominican Republic International Bond (Dominican Republic), 5.30%, 01/21/2041(b)	2,320,000	2,288,100
Egypt Government International Bond (Egypt), 3.88%, 02/16/2026(b)	3,583,000	3,513,579
5.88%, 02/16/2031(b)	2,762,000	2,670,766
7.50%, 02/16/2061(b)	3,739,000	3,525,540
Morocco Government International Bond (Morocco), 2.38%, 12/15/2027(b)	2,875,000	2,837,789
3.00%, 12/15/2032(b)	2,225,000	2,161,610
4.00%, 12/15/2050(b)	1,625,000	1,519,749
Oman Government International Bond (Oman), 4.88%, 02/01/2025(b)	995,000	1,034,579
6.25%, 01/25/2031(b)	1,140,000	1,202,654
7.00%, 01/25/2051(b)	1,215,000	1,205,179
Peruvian Government International Bond (Peru), 1.86%, 12/01/2032	2,010,000	1,863,019
2.78%, 12/01/2060	2,005,000	1,652,120

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19	Invesco Corporate Bond Fund

	Principal Amount	Value
Sovereign Debt–(continued)
Turkey Government International Bond (Turkey), 4.75%, 01/26/2026	$4,475,000	$4,495,585
5.95%, 01/15/2031	4,820,000	4,823,012
5.88%, 06/26/2031	3,325,000	3,310,869
		51,186,656

Specialized Consumer Services–0.02%
ServiceMaster Co. LLC (The), 7.45%, 08/15/2027	463,000	553,720

Specialized Finance–0.46%
Mitsubishi UFJ Lease & Finance Co. Ltd. (Japan), 3.64%, 04/13/2025(b)	5,927,000	6,444,078
National Rural Utilities Cooperative Finance Corp., 2.40%, 03/15/2030	5,397,000	5,618,862
		12,062,940

Specialized REITs–0.65%
Agree L.P., 2.90%, 10/01/2030	1,105,000	1,145,046
American Tower Corp., 3.10%, 06/15/2050	4,779,000	4,531,043
Crown Castle International Corp., 3.25%, 01/15/2051	300,000	287,962
Equinix, Inc., 3.20%, 11/18/2029	120,000	127,678
Iron Mountain, Inc., 5.25%, 07/15/2030(b)	2,553,000	2,629,590
Life Storage L.P., 2.20%, 10/15/2030	1,165,000	1,147,380
Rayonier A.M. Products, Inc., 5.50%, 06/01/2024(b)	338,000	322,452
7.63%, 01/15/2026(b)	493,000	526,894
SBA Communications Corp., 4.88%, 09/01/2024	507,000	520,664
3.13%, 02/01/2029(b)	5,908,000	5,754,274
		16,992,983

Specialty Chemicals–0.19%
Ashland LLC, 4.75%, 08/15/2022	20,000	20,788
Avient Corp., 5.25%, 03/15/2023	219,000	236,107
Braskem Idesa SAPI (Mexico), 7.45%, 11/15/2029(b)	4,223,000	4,240,061
GCP Applied Technologies, Inc., 5.50%, 04/15/2026(b)	349,000	360,363
		4,857,319

Steel–0.35%
Cleveland-Cliffs, Inc., 9.88%, 10/17/2025(b)	226,000	264,420
Commercial Metals Co., 3.88%, 02/15/2031	777,000	777,971
POSCO (South Korea), 2.38%, 01/17/2023(b)	7,154,000	7,366,547
Steel Dynamics, Inc., 3.25%, 01/15/2031	42,000	45,150
United States Steel Corp., 6.88%, 03/01/2029	752,000	738,370
		9,192,458

Systems Software–1.02%
Boxer Parent Co., Inc., 9.13%, 03/01/2026(b)	459,000	488,835

	Principal Amount	Value
Systems Software–(continued)
Camelot Finance S.A., 4.50%, 11/01/2026(b)	$742,000	$771,216
Crowdstrike Holdings, Inc., 3.00%, 02/15/2029	3,079,000	3,082,849
Microsoft Corp., 2.53%, 06/01/2050	1,726,000	1,625,148
Oracle Corp., 3.60%, 04/01/2040	3,740,000	4,054,741
3.60%, 04/01/2050	11,262,000	11,821,745
3.85%, 04/01/2060	4,355,000	4,715,217
		26,559,751

Technology Distributors–0.09%
Avnet, Inc., 4.63%, 04/15/2026	2,079,000	2,326,290

Technology Hardware, Storage & Peripherals–1.32%
Apple, Inc., 1.65%, 02/08/2031	350,000	342,065
2.65%, 05/11/2050	4,304,000	4,054,955
2.80%, 02/08/2061	9,665,000	8,999,442
Dell International LLC/EMC Corp., 7.13%, 06/15/2024(b)	708,000	733,346
4.00%, 07/15/2024(b)	2,921,000	3,197,527
5.85%, 07/15/2025(b)	1,155,000	1,360,312
6.02%, 06/15/2026(b)	3,928,000	4,711,491
4.90%, 10/01/2026(b)	1,719,000	1,988,570
8.10%, 07/15/2036(b)	249,000	370,318
8.35%, 07/15/2046(b)	4,105,000	6,292,972
Lenovo Group Ltd. (China), 3.42%, 11/02/2030(b)	2,435,000	2,513,480
		34,564,478

Textiles–0.01%
Eagle Intermediate Global Holding B.V./Ruyi US Finance LLC (China), 7.50%, 05/01/2025(b)	214,000	187,250

Thrifts & Mortgage Finance–0.01%
NMI Holdings, Inc., 7.38%, 06/01/2025(b)	242,000	273,810

Tobacco–1.65%
Altria Group, Inc., 4.40%, 02/14/2026	3,380,000	3,853,066
4.80%, 02/14/2029	901,000	1,057,260
2.45%, 02/04/2032	5,509,000	5,353,754
3.40%, 02/04/2041	5,053,000	4,748,634
3.70%, 02/04/2051	14,457,000	13,540,426
4.00%, 02/04/2061	7,041,000	6,616,748
BAT Capital Corp. (United Kingdom), 2.26%, 03/25/2028	2,885,000	2,888,266
2.73%, 03/25/2031	1,980,000	1,961,297
Philip Morris International, Inc., 0.88%, 05/01/2026	3,110,000	3,063,083
		43,082,534

Trading Companies & Distributors–1.08%
AerCap Global Aviation Trust (Ireland), 6.50%, 06/15/2045(b)(c)	8,383,000	8,761,408
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland), 4.50%, 09/15/2023 DAC	3,103,000	3,352,202

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20	Invesco Corporate Bond Fund

	Principal Amount	Value
Trading Companies & Distributors–(continued)
Air Lease Corp., 3.88%, 04/01/2021	$3,660,000	$3,660,000
3.38%, 06/01/2021	3,865,000	3,892,465
3.00%, 09/15/2023	1,878,000	1,971,955
2.30%, 02/01/2025	300,000	306,829
Aircastle Ltd., 5.00%, 04/01/2023	534,000	571,928
4.40%, 09/25/2023	3,695,000	3,920,556
BOC Aviation Ltd. (Singapore), 1.38% (3 mo. USD LIBOR + 1.13%), 09/26/2023(b)(g)	1,667,000	1,665,625
		28,102,968

Trucking–1.39%
Aviation Capital Group LLC, 0.88% (3 mo. USD LIBOR + 0.67%), 07/30/2021(b)(g)	1,914,000	1,912,049
4.13%, 08/01/2025(b)	5,168,000	5,541,819
3.50%, 11/01/2027(b)	14,740,000	15,374,735
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.38%, 03/01/2029(b)	2,249,000	2,303,819
DAE Funding LLC (United Arab Emirates), 2.63%, 03/20/2025(b)	535,000	543,346
3.38%, 03/20/2028(b)	704,000	715,011
Penske Truck Leasing Co. L.P./PTL Finance Corp., 3.90%, 02/01/2024(b)	3,172,000	3,447,647
1.20%, 11/15/2025(b)	1,885,000	1,872,855
3.40%, 11/15/2026(b)	405,000	444,342
Ryder System, Inc., 4.63%, 06/01/2025	3,364,000	3,829,848
2.90%, 12/01/2026	303,000	328,014
		36,313,485

Wireless Telecommunication Services–2.06%
Colombia Telecomunicaciones S.A. ESP (Colombia), 4.95%, 07/17/2030(b)	2,600,000	2,796,300
Rogers Communications, Inc. (Canada), 4.50%, 03/15/2043	330,000	394,664
5.00%, 03/15/2044	4,468,000	5,724,971
Sprint Capital Corp., 8.75%, 03/15/2032	315,000	469,035
Sprint Corp., 7.88%, 09/15/2023	414,000	478,501
7.63%, 02/15/2025	438,000	521,767
7.63%, 03/01/2026	389,000	478,235
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, Class A-1, 3.36%, 09/20/2021(b)	3,525,188	3,557,143
4.74%, 03/20/2025(b)	10,966,000	11,852,875
5.15%, 03/20/2028(b)	10,994,000	12,784,593
T-Mobile USA, Inc., 2.63%, 02/15/2029	2,176,000	2,124,320
4.50%, 04/15/2050(b)	2,605,000	2,898,349

	Principal Amount	Value
Wireless Telecommunication Services–(continued)
VEON Holdings B.V. (Netherlands), 4.00%, 04/09/2025(b)	$4,803,000	$5,080,926
3.38%, 11/25/2027(b)	4,490,000	4,581,147
		53,742,826
Total U.S. Dollar Denominated Bonds & Notes (Cost $2,167,565,203)		2,268,389,012

	Shares
Preferred Stocks–3.31%
Asset Management & Custody Banks–0.17%
Bank of New York Mellon Corp. (The), 4.70%, Series G, Pfd.(c)	4,016,000	4,343,304

Diversified Banks–1.75%
Bank of America Corp., 7.25%, Series L, Conv. Pfd.	100	139,071
Bank of America Corp., 6.50%, Series Z, Pfd.(c)	4,158,000	4,637,418
Citigroup, Inc., 6.25%, Series T, Pfd.(c)	2,110,000	2,411,308
Citigroup, Inc., 5.00%, Series U, Pfd.(c)	7,500,000	7,734,375
Citigroup, Inc., 4.00%, Series W, Pfd.(c)	3,879,000	3,927,410
JPMorgan Chase & Co., 3.68%, Series I, Pfd.(g)	6,741,000	6,725,577
Wells Fargo & Co., 7.50%, Class A, Series L, Conv. Pfd.	14,554	20,200,952
		45,776,111

Integrated Telecommunication Services–0.20%
AT&T, Inc., 2.88%, Series B, Pfd.(c)	4,400,000	5,255,883

Investment Banking & Brokerage–0.72%
Charles Schwab Corp. (The), 4.00%, Series H, Pfd.(c)	3,793,000	3,811,965
Goldman Sachs Group, Inc. (The), 5.00%, Series P, Pfd.(c)(f)	3,255,000	3,259,069
Morgan Stanley, 7.13%, Series E, Pfd.(c)	265,000	7,504,800
Morgan Stanley, 6.88%, Series F, Pfd.(c)	150,000	4,198,500
	18,774,334

Life & Health Insurance–0.12%
MetLife, Inc., 3.85%, Series G, Pfd.(c)	3,104,000	3,181,600

Multi-Utilities–0.16%
CenterPoint Energy, Inc., 6.13%, Series A, Pfd.(c)	3,978,000	4,218,634

Other Diversified Financial Services–0.09%
Equitable Holdings, Inc., 4.95%, Series B, Pfd.(c)	2,058,000	2,213,379

Regional Banks–0.10%
PNC Financial Services Group, Inc. (The), 6.13%, Series P, Pfd.(c)	95,000	2,488,050
Total Preferred Stocks (Cost $80,882,208)		86,251,295

Principal Amount
U.S. Treasury Securities–2.81%
U.S. Treasury Bills–0.54%
0.03%, 07/15/2021(h)(i)	$14,050,000	14,048,142

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21	Invesco Corporate Bond Fund

	Principal Amount	Value
U.S. Treasury Bonds–0.97%
1.88%, 02/15/2041	$1,600	$1,566
2.00%, 02/15/2050	188,400	183,580
1.63%, 11/15/2050	28,271,700	25,148,561
		25,333,707

U.S. Treasury Notes–1.30%
0.13%, 01/31/2023	183,000	182,993
0.38%, 01/31/2026	18,870,500	18,566,803
0.75%, 01/31/2028	3,197,100	3,122,418
0.88%, 11/15/2030	75,000	71,531
1.13%, 02/15/2031	12,198,200	11,900,869
		33,844,614
Total U.S. Treasury Securities (Cost $73,721,935)		73,226,463

Asset-Backed Securities–0.78%
Jimmy Johns Funding LLC, Series 2017-1A, Class A2II, 4.85%, 07/30/2047(b)	4,221,971	4,449,365
Sonic Capital LLC, Series 2020-1A, Class A2I, 3.85%, 01/20/2050(b)	10,584,090	11,178,878
Wendy’s Funding LLC, Series 2018-1A, Class A2II, 3.88%, 03/15/2048(b)	4,413,500	4,614,976
Total Asset-Backed Securities (Cost $19,367,764)		20,243,219

Variable Rate Senior Loan Interests–0.35%(j)(k)
Diversified REITs–0.35%
Asterix, Inc. (Canada), Term Loan, 3.90%, 03/31/2023 (Cost $8,658,320)(l)	11,577,040	9,254,536

Non-U.S. Dollar Denominated Bonds & Notes–0.32%(m)
Building Products–0.02%
Maxeda DIY Holding B.V. (Netherlands), 5.88%, 10/01/2026(b)	EUR	411,000	511,801

Diversified Banks–0.02%
Erste Group Bank AG (Austria), 6.50%(b)(c)(d)	EUR	400,000	534,025

Food Retail–0.02%
Iceland Bondco PLC (United Kingdom), 4.63%, 03/15/2025(b)	GBP	385,000	535,233

Movies & Entertainment–0.14%
Netflix, Inc., 3.88%, 11/15/2029(b)	EUR	2,600,000	3,746,149

Sovereign Debt–0.12%
Ukraine Government International Bond (Ukraine), 4.38%, 01/27/2030(b)	EUR	2,765,000	3,083,722
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $7,490,681)			8,410,930

	Shares	Value
Exchange-Traded Funds–0.22%
Invesco Total Return Bond ETF (Cost $5,830,000)(n)	100,000	$5,686,000

	Principal
	Amount
Municipal Obligations–0.03%
Florida Development Finance Corp. (Palm Bay Academy, Inc.), Series 2017, Ref. RB, 9.00%, 05/15/2024(b)	$735,000	735,852
Series 2017, Ref. RB, 0.00%, 05/15/2037(b)(l)(o)	710,000	70,004
Total Municipal Obligations (Cost $1,062,708)		805,856

	Shares
Common Stocks & Other Equity Interests–0.00%
Movies & Entertainment–0.00%
AMC Entertainment Holdings, Inc., Class A (Cost $0)	1,200	9,612

Money Market Funds–4.23%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(n)(p)	38,593,273	38,593,273
Invesco Liquid Assets Portfolio, Institutional Class, 0.02%(n)(p)	27,555,577	27,566,599
Invesco Treasury Portfolio, Institutional Class, 0.01%(n)(p)	44,106,598	44,106,598
Total Money Market Funds (Cost $110,266,370)		110,266,470

Options Purchased–0.25%
(Cost $7,956,767)(q)		6,450,990
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.25% (Cost $2,482,801,956)		2,588,994,383
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–0.26%
Invesco Private Government Fund, 0.01%(n)(p)(r)	2,748,998	2,748,998
Invesco Private Prime Fund, 0.11%(n)(p)(r)	4,121,848	4,123,497
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $6,872,495)		6,872,495
TOTAL INVESTMENTS IN SECURITIES–99.51% (Cost $2,489,674,451)		2,595,866,878
OTHER ASSETS LESS LIABILITIES—0.49%		12,891,313
NET ASSETS–100.00%		$2,608,758,191

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22	Invesco Corporate Bond Fund

Investment Abbreviations:

Conv.	– Convertible
ETF	– Exchange-Traded Fund
EUR	– Euro
GBP	– British Pound Sterling
LIBOR	– London Interbank Offered Rate
Pfd.	– Preferred
RB	– Revenue Bonds
Ref.	– Refunding
REIT	– Real Estate Investment Trust
SOFR	– Secured Overnight Financing Rate
USD	– U.S. Dollar

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2021 was $830,731,425, which represented 31.84% of the Fund’s Net Assets.

(c)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.

(d)	Perpetual bond with no specified maturity date.

(e)	Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at February 28, 2021 was $347,125, which represented less than 1% of the Fund’s Net Assets.

(f)	All or a portion of this security was out on loan at February 28, 2021.

(g)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2021.

(h)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1L.
(i)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.

(j)	Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with any accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.

(k)	Variable rate senior loan interests are, at present, not readily marketable, not registered under the 1933 Act and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Interbank Offered Rate (“LIBOR”), on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(l)	Security valued using significant unobservable inputs (Level 3). See Note 3.

(m)	Foreign denominated security. Principal amount is denominated in the currency indicated.

(n)	Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended February 28, 2021.

	Value February 29, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value February 28, 2021	Dividend Income
Invesco Total Return Bond ETF	$—	$5,830,000	$—	$(144,000)	$—	$5,686,000	$164,569
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	23,166,314	303,720,051	(288,293,092)	—	—	38,593,273	19,178
Invesco Liquid Assets Portfolio, Institutional Class	14,693,899	226,530,389	(213,645,769)	(1,309)	(10,611)	27,566,599	29,840
Invesco Treasury Portfolio, Institutional Class	26,475,788	347,108,629	(329,477,819)	—	—	44,106,598	19,802
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	—	37,221,684	(34,472,686)	—	—	2,748,998	503*
Invesco Private Prime Fund	—	24,611,987	(20,488,675)	—	185	4,123,497	1,337*
Total	$64,336,001	$945,022,740	$(886,378,041)	$(145,309)	$(10,426)	$122,824,965	$235,229
*	Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.
(o)	Zero coupon bond issued at a discount.
(p)	The rate shown is the 7-day SEC standardized yield as of February 28, 2021.
(q)	The table below details options purchased.
(r)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23	Invesco Corporate Bond Fund

Open Exchange-Traded Equity Options Purchased
	Type of	Expiration	Number of	Exercise	Notional
Description	Contract	Date	Contracts	Price	Value*	Value
Equity Risk
Amazon.com, Inc.	Call	01/21/2022	2	$3,650.00	$730,000	$39,510
Apple, Inc.	Call	09/17/2021	90	145.00	1,305,000	50,175
Energy Select Sector SPDR Fund	Call	12/31/2021	8,394	50.00	41,970,000	4,280,940
Microsoft Corp.	Call	09/17/2021	35	245.00	857,500	56,175
Total Open Exchange-Traded Equity Options Purchased			8,521			$4,426,800
*	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Open Exchange-Traded Index Options Purchased
	Type of	Expiration	Number of	Exercise	Notional
Description	Contract	Date	Contracts	Price	Value*	Value
Equity Risk
S&P 500 Index	Call	03/18/2022	81	$3,950.00	$31,995,000	$2,024,190
*	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Open Exchange-Traded Equity Options Written
	Type of	Expiration	Number of	Exercise	Premiums	Notional		Unrealized
Description	Contract	Date	Contracts	Price	Received	Value*	Value	Appreciation
Equity Risk
Energy Select Sector SPDR Fund	Call	12/31/2021	8,394	$60.00	$(2,450,736)	$50,364,000	$(2,329,335)	$121,401
*	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Open Futures Contracts
					Unrealized
	Number of	Expiration	Notional		Appreciation
Long Futures Contracts	Contracts	Month	Value	Value	(Depreciation)
Interest Rate Risk
U.S. Treasury 2 Year Notes	5,133	June-2021	$1,133,189,958	$(852,242)	$(852,242)
U.S. Treasury 5 Year Notes	1,930	June-2021	239,259,688	(1,689,524)	(1,689,524)
U.S. Treasury Long Bond	89	June-2021	14,170,469	(143,427)	(143,427)
Subtotal—Long Futures Contracts				(2,685,193)	(2,685,193)
Short Futures Contracts
Interest Rate Risk
U.S. Treasury 10 Year Notes	909	June-2021	(120,641,344)	1,453,894	1,453,894
U.S. Treasury 10 Year Ultra Notes	1,064	June-2021	(156,773,750)	1,610,369	1,610,369
U.S. Treasury Ultra Bonds	816	June-2021	(154,275,000)	1,056,438	1,056,438
Subtotal—Short Futures Contracts				4,120,701	4,120,701
Total Futures Contracts				$1,435,508	$1,435,508

Open Forward Foreign Currency Contracts
						Unrealized
Settlement		Contract to				Appreciation
Date	Counterparty	Deliver		Receive		(Depreciation)
Currency Risk
05/17/2021	Citibank N.A.	EUR	10,489,000	USD	12,734,691	$57,591
05/17/2021	Goldman Sachs International	CAD	11,213,000	USD	8,826,118	14,430
Subtotal—Appreciation						72,021
Currency Risk
05/17/2021	Goldman Sachs International	GBP	341,000	USD	471,787	(3,451)
Total Forward Foreign Currency Contracts						$68,570

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24	Invesco Corporate Bond Fund

Abbreviations:

CAD	– Canadian Dollar
EUR	– Euro
GBP	– British Pound Sterling
USD	– U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25	Invesco Corporate Bond Fund

Statement of Assets and Liabilities

February 28, 2021

Assets:
Investments in securities, at value (Cost $2,366,705,586)*	$2,473,041,913
Investments in affiliates, at value (Cost $122,968,865)	122,824,965
Other investments:
Unrealized appreciation on forward foreign currency contracts outstanding	72,021
Deposits with brokers:
Cash collateral — centrally cleared swap agreements	1,474,724
Cash	10,068,724
Foreign currencies, at value (Cost $2,351,530)	2,348,449
Receivable for:
Investments sold	27,673,493
Fund shares sold	11,591,833
Dividends	273,867
Interest	20,093,701
Investment for trustee deferred compensation and retirement plans	222,350
Other assets	94,439
Total assets	2,669,780,479
Liabilities:
Other investments:
Options written, at value (premiums received $2,450,736)	2,329,335
Variation margin payable - futures contracts	3,189,667
Unrealized depreciation on forward foreign currency contracts outstanding	3,451
Payable for:
Investments purchased	42,890,077
Dividends	921,102
Fund shares reacquired	3,328,623
Collateral upon return of securities loaned	6,872,495
Accrued fees to affiliates	883,709
Accrued trustees’ and officers’ fees and benefits	2,374
Accrued other operating expenses	348,928
Trustee deferred compensation and retirement plans	252,527
Total liabilities	61,022,288
Net assets applicable to shares outstanding	$2,608,758,191
Net assets consist of:
Shares of beneficial interest	$2,458,045,469
Distributable earnings	150,712,722
$2,608,758,191
Net Assets:
Class A	$1,342,071,023
Class C	$65,403,592
Class R	$11,819,263
Class Y	$497,642,717
Class R5	$14,418,263
Class R6	$677,403,333
Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	171,987,084
Class C	8,317,300
Class R	1,513,708
Class Y	63,633,628
Class R5	1,845,123
Class R6	86,603,020
Class A:
Net asset value per share	$7.80
Maximum offering price per share (Net asset value of $7.80 ÷ 95.75%)	$8.15
Class C:
Net asset value and offering price per share	$7.86
Class R:
Net asset value and offering price per share	$7.81
Class Y:
Net asset value and offering price per share	$7.82
Class R5:
Net asset value and offering price per share	$7.81
Class R6:
Net asset value and offering price per share	$7.82
*	At February 28, 2021, securities with an aggregate value of $6,652,104 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26	Invesco Corporate Bond Fund

Statement of Operations

For the year ended February 28, 2021

Investment income:
Interest (net of foreign withholding taxes of $14,580)	$81,555,961
Dividends	1,974,112
Dividends from affiliates (includes securities lending income of $16,714)	250,103
Total investment income	83,780,176
Expenses:
Advisory fees	7,081,103
Administrative services fees	325,882
Custodian fees	8,951
Distribution fees:
Class A	3,117,131
Class C	673,081
Class R	59,317
Transfer agent fees — A, C, R and Y	2,559,566
Transfer agent fees — R5	9,749
Transfer agent fees — R6	92,867
Trustees’ and officers’ fees and benefits	56,530
Registration and filing fees	172,040
Reports to shareholders	212,515
Professional services fees	40,581
Other	18,357
Total expenses	14,427,670
Less: Expenses reimbursed and/or expense offset arrangement(s)	(44,942)
Net expenses	14,382,728
Net investment income	69,397,448
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	65,506,163
Affiliated investment securities	(10,426)
Foreign currencies	202,681
Forward foreign currency contracts	(1,529,754)
Futures contracts	35,648,462
Option contracts written	(3,491,992)
Swap agreements	3,772,259
100,097,393
Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(32,336,303)
Affiliated investment securities	(145,309)
Foreign currencies	977
Forward foreign currency contracts	83,731
Futures contracts	(514,258)
Option contracts written	751,855
Swap agreements	(2,087,937)
(34,247,244)
Net realized and unrealized gain	65,850,149
Net increase in net assets resulting from operations	$135,247,597

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27	Invesco Corporate Bond Fund

Statement of Changes in Net Assets

For the years ended February 28, 2021 and February 29, 2020

	2021	2020
Operations:
Net investment income	$69,397,448	$61,627,455
Net realized gain	100,097,393	41,272,185
Change in net unrealized appreciation (depreciation)	(34,247,244)	152,321,122
Net increase in net assets resulting from operations	135,247,597	255,220,762

Distributions to shareholders from distributable earnings:
Class A	(75,965,080)	(39,207,717)
Class C	(3,630,108)	(1,423,644)
Class R	(673,911)	(314,228)
Class Y	(26,565,725)	(7,404,773)
Class R5	(714,077)	(299,295)
Class R6	(37,802,611)	(18,464,031)
Total distributions from distributable earnings	(145,351,512)	(67,113,688)

Share transactions–net:
Class A	121,480,031	142,684,257
Class C	(1,174,577)	24,316,590
Class R	(531,997)	4,577,992
Class Y	157,159,060	237,103,282
Class R5	6,083,742	902,229
Class R6	121,518,498	122,588,233
Net increase in net assets resulting from share transactions	404,534,757	532,172,583
Net increase in net assets	394,430,842	720,279,657

Net assets:
Beginning of year	2,214,327,349	1,494,047,692
End of year	$2,608,758,191	$2,214,327,349

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28	Invesco Corporate Bond Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Year ended 02/28/21	$7.80	$0.22	$0.25	$0.47	$(0.24)	$(0.23)	$(0.47)	$7.80	6.14%		$1,342,071	0.74%(d	)	0.74%(d	)	2.87%(d	)	182%
Year ended 02/29/20	7.02	0.25	0.80	1.05	(0.27)	—	(0.27)	7.80	15.20		1,224,248	0.80		0.80		3.30		192
Year ended 02/28/19	7.20	0.28	(0.17)	0.11	(0.29)	(0.00)	(0.29)	7.02	1.65		968,160	0.83		0.83		4.00		145
Year ended 02/28/18	7.31	0.26	(0.06)	0.20	(0.27)	(0.04)	(0.31)	7.20	2.68		1,001,173	0.85		0.85		3.58		180
Year ended 02/28/17	6.89	0.26	0.42	0.68	(0.26)	—	(0.26)	7.31	9.97		948,305	0.90		0.90		3.60		212
Class C
Year ended 02/28/21	7.87	0.17	0.24	0.41	(0.19)	(0.23)	(0.42)	7.86	5.23		65,404	1.49(d	)	1.49(d	)	2.12(d	)	182
Year ended 02/29/20	7.08	0.19	0.82	1.01	(0.22)	—	(0.22)	7.87	14.43		66,662	1.55		1.55		2.55		192
Year ended 02/28/19	7.26	0.23	(0.17)	0.06	(0.24)	(0.00)	(0.24)	7.08	0.91(e	)	37,280	1.53(e	)	1.53(e	)	3.30(e	)	145
Year ended 02/28/18	7.36	0.21	(0.06)	0.15	(0.21)	(0.04)	(0.25)	7.26	2.07(e	)	82,939	1.58(e	)	1.58(e	)	2.85(e	)	180
Year ended 02/28/17	6.92	0.21	0.42	0.63	(0.19)	—	(0.19)	7.36	9.17		85,127	1.65		1.65		2.85		212
Class R
Year ended 02/28/21	7.81	0.20	0.25	0.45	(0.22)	(0.23)	(0.45)	7.81	5.87		11,819	0.99(d	)	0.99(d	)	2.62(d	)	182
Year ended 02/29/20	7.02	0.23	0.81	1.04	(0.25)	—	(0.25)	7.81	15.06		12,435	1.05		1.05		3.05		192
Year ended 02/28/19	7.21	0.26	(0.17)	0.09	(0.28)	(0.00)	(0.28)	7.02	1.30		6,889	1.08		1.08		3.75		145
Year ended 02/28/18	7.31	0.25	(0.06)	0.19	(0.25)	(0.04)	(0.29)	7.21	2.57		7,196	1.10		1.10		3.33		180
Year ended 02/28/17	6.89	0.24	0.42	0.66	(0.24)	—	(0.24)	7.31	9.70		6,742	1.15		1.15		3.35		212
Class Y
Year ended 02/28/21	7.82	0.24	0.25	0.49	(0.26)	(0.23)	(0.49)	7.82	6.40		497,643	0.49(d	)	0.49(d	)	3.12(d	)	182
Year ended 02/29/20	7.03	0.27	0.81	1.08	(0.29)	—	(0.29)	7.82	15.62		343,580	0.55		0.55		3.55		192
Year ended 02/28/19	7.22	0.30	(0.18)	0.12	(0.31)	(0.00)	(0.31)	7.03	1.76		86,657	0.58		0.58		4.25		145
Year ended 02/28/18	7.32	0.28	(0.05)	0.23	(0.29)	(0.04)	(0.33)	7.22	3.08		87,895	0.60		0.60		3.83		180
Year ended 02/28/17	6.90	0.28	0.42	0.70	(0.28)	—	(0.28)	7.32	10.23		235,464	0.65		0.65		3.85		212
Class R5
Year ended 02/28/21	7.81	0.25	0.24	0.49	(0.26)	(0.23)	(0.49)	7.81	6.45		14,418	0.44(d	)	0.44(d	)	3.17(d	)	182
Year ended 02/29/20	7.03	0.27	0.80	1.07	(0.29)	—	(0.29)	7.81	15.55		8,537	0.49		0.49		3.61		192
Year ended 02/28/19	7.21	0.30	(0.17)	0.13	(0.31)	(0.00)	(0.31)	7.03	2.00		6,841	0.49		0.49		4.34		145
Year ended 02/28/18	7.31	0.29	(0.06)	0.23	(0.29)	(0.04)	(0.33)	7.21	3.16		3,829	0.53		0.53		3.90		180
Year ended 02/28/17	6.89	0.29	0.42	0.71	(0.29)	—	(0.29)	7.31	10.34		5,222	0.56		0.56		3.94		212
Class R6
Year ended 02/28/21	7.82	0.25	0.25	0.50	(0.27)	(0.23)	(0.50)	7.82	6.54		677,403	0.36(d	)	0.36(d	)	3.25(d	)	182
Year ended 02/29/20	7.04	0.28	0.80	1.08	(0.30)	—	(0.30)	7.82	15.62		558,866	0.41		0.41		3.69		192
Year ended 02/28/19	7.22	0.31	(0.17)	0.14	(0.32)	(0.00)	(0.32)	7.04	2.01		388,221	0.43		0.43		4.40		145
Year ended 02/28/18	7.32	0.30	(0.06)	0.24	(0.30)	(0.04)	(0.34)	7.22	3.25		413,844	0.44		0.44		3.99		180
Year ended 02/28/17	6.90	0.29	0.42	0.71	(0.29)	—	(0.29)	7.32	10.43		29,232	0.47		0.47		4.03		212

(a)	Calculated using average shares outstanding.

(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

(d)	Ratios are based on average daily net assets (000’s omitted) of $1,246,364, $67,331, $11,832, $406,664, $9,749 and $579,017 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

(e)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.95% and 0.98% for the years ended February 28, 2019 and 2018, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29	Invesco Corporate Bond Fund

Notes to Financial Statements

February 28, 2021

NOTE 1—Significant Accounting Policies

Invesco Corporate Bond Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s primary investment objective is to seek to provide current income with preservation of capital. Capital appreciation is a secondary objective that is sought only when consistent with the Fund’s primary investment objective.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares. Effective November 30, 2020, the automatic conversion pursuant to the Conversion Feature changed from ten years to eight years. The first conversion of Class C shares to Class A shares occurred at the end of December 2020 for all Class C shares that were held for more than eight years as of November 30, 2020.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value ("NAV") per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

30	Invesco Corporate Bond Fund

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications – Under the Fund’s organizational documents, each Trustee, officer, employee or other agent of the Fund is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

31	Invesco Corporate Bond Fund

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
M.	Call Options Purchased and Written – The Fund may write covered call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

N.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/ OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/ or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities.

32	Invesco Corporate Bond Fund

During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) includes credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of February 28, 2021 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

O.	LIBOR Risk - The Fund may invest in financial instruments that utilize LIBOR as the reference or benchmark rate for variable interest rate calculations. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Although many LIBOR rates will be phased out at the end of 2021 as originally intended, a selection of widely used USD LIBOR rates will continue to be published until June 2023 in order to assist with the transition. There remains uncertainty regarding the effect of the LIBOR transition process and therefore any impact of a transition away from LIBOR on the Fund or the instruments in which the Fund invests cannot yet be determined. There is no assurance that the composition or characteristics of any alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. Any such effects of the transition away from LIBOR and the adoption of alternative reference rates could result in losses to the Fund.

P.	Other Risks - Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near historical lows. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.

Q.	Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

R.	Collateral —To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

33	Invesco Corporate Bond Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the "Adviser" or "Invesco"). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.420%
Next $750 million	0.350%
Over $1.25 billion	0.220%

For the year ended February 28, 2021, the effective advisory fee rate incurred by the Fund was 0.31%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.50%, 2.25%, 1.75%, 1.25%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the "expense limits"). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limit.

Further, the Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended February 28, 2021, the Adviser waived advisory fees of $42,114.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Administrative Services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A, Class C and Class R shares. The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.50% of the Fund’s average daily net assets of Class R shares. The Fund, pursuant to the Plans, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 25% of the Fund’s average daily net assets of Class A shares and up to a maximum annual rate of 1.00% of the Fund’s average daily net assets of Class C shares. The fees are accrued daily and paid monthly.

With respect to Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2021, IDI advised the Fund that IDI retained $177,618 in front-end sales commissions from the sale of Class A shares and $18,297 and $8,650 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 – Prices are determined using quoted prices in an active market for identical assets.

Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 28, 2021. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

34	Invesco Corporate Bond Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Dollar Denominated Bonds & Notes	$-	$2,268,389,012	$-	$2,268,389,012
Preferred Stocks	34,531,373	51,719,922	-	86,251,295
U.S. Treasury Securities	-	73,226,463	-	73,226,463
Asset-Backed Securities	-	20,243,219	-	20,243,219
Variable Rate Senior Loan Interests	-	-	9,254,536	9,254,536
Non-U.S. Dollar Denominated Bonds & Notes	-	8,410,930	-	8,410,930
Exchange-Traded Funds	5,686,000	-	-	5,686,000
Municipal Obligations	-	735,852	70,004	805,856
Common Stocks & Other Equity Interests	9,612	-	-	9,612
Money Market Funds	110,266,470	6,872,495	-	117,138,965
Options Purchased	6,450,990	-	-	6,450,990
Total Investments in Securities	156,944,445	2,429,597,893	9,324,540	2,595,866,878
Other Investments - Assets*
Futures Contracts	4,120,701	-	-	4,120,701
Forward Foreign Currency Contracts	-	72,021	-	72,021
	4,120,701	72,021	-	4,192,722
Other Investments - Liabilities*
Futures Contracts	(2,685,193)	-	-	(2,685,193)
Forward Foreign Currency Contracts	-	(3,451)	-	(3,451)
Options Written	(2,329,335)	-	-	(2,329,335)
	(5,014,528)	(3,451)	-	(5,017,979)
Total Other Investments	(893,827)	68,570	-	(825,257)
Total Investments	$156,050,618	$2,429,666,463	$9,324,540	$2,595,041,621

*	Futures contracts and forward foreign currency contracts are valued at unrealized appreciation (depreciation). Options written are shown at value.

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of February 28, 2021:

	Value
Derivative Assets	Currency Risk	Equity Risk	Interest Rate Risk	Total
Unrealized appreciation on futures contracts - Exchange-Traded(a)	$-	$-	$4,120,701	$4,120,701
Unrealized appreciation on forward foreign currency contracts outstanding	72,021	-	-	72,021
Options purchased, at value - Exchange-Traded	-	6,450,990	-	6,450,990
Total Derivative Assets	72,021	6,450,990	4,120,701	10,643,712
Derivatives not subject to master netting agreements	-	(6,450,990)	(4,120,701)	(10,571,691)
Total Derivative Assets subject to master netting agreements	$72,021	$-	$-	$72,021

	Value
Derivative Liabilities	Currency Risk	Equity Risk	Interest Rate Risk	Total
Unrealized depreciation on futures contracts - Exchange-Traded(a)	$-	$-	$(2,685,193)	$(2,685,193)
Unrealized depreciation on forward foreign currency contracts outstanding	(3,451)	-	-	(3,451)
Options written, at value - Exchange-Traded	-	(2,329,335)	-	(2,329,335)
Total Derivative Liabilities	(3,451)	(2,329,335)	(2,685,193)	(5,017,979)
Derivatives not subject to master netting agreements	-	2,329,335	2,685,193	5,014,528
Total Derivative Liabilities subject to master netting agreements	$(3,451)	$-	$-	$(3,451)

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

35	Invesco Corporate Bond Fund

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of February 28, 2021.

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount
Citibank N.A.	$57,591	$-	$57,591	$-	$-	$57,591
Goldman Sachs International	14,430	(3,451)	10,979	-	-	10,979
Total	$72,021	$(3,451)	$68,570	$-	$-	$68,570

Effect of Derivative Investments for the year ended February 28, 2021

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total
Realized Gain (Loss):
Forward foreign currency contracts	$-	$(1,529,754)	$-	$-	$(1,529,754)
Futures contracts	-	-	-	35,648,462	35,648,462
Options purchased(a)	-	-	9,060,964	-	9,060,964
Options written	-	-	(3,710,796)	218,804	(3,491,992)
Swap agreements	3,772,259	-	-	-	3,772,259
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	-	83,731	-	-	83,731
Futures contracts	-	-	-	(514,258)	(514,258)
Options purchased(a)	-	-	(1,208,488)	-	(1,208,488)
Options written	650,353	-	101,502	-	751,855
Swap agreements	(2,087,937)	-	-	-	(2,087,937)
Total	$2,334,675	$(1,446,023)	$4,243,182	$35,353,008	$40,484,842

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) of investment securities.

The table below summarizes the average notional value of derivatives held during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Equity Options Purchased	Index Options Purchased	Equity Options Written	Index Options Written	Swap Agreements
Average notional value	$25,878,438	$1,294,310,730	$13,582,167	$27,577,708	$19,414,065	$11,297,500	$64,256,763
Average Contracts	-	-	2,295	80	3,365	34	-

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2021, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $2,828.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate

36	Invesco Corporate Bond Fund

by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2021 and February 29, 2020:

	2021	2020
Ordinary income*	$139,786,948	$67,113,688
Long-term capital gain	5,564,564	—
Total distributions	$145,351,512	$67,113,688

* Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2021
Undistributed ordinary income	$23,371,589
Undistributed long-term capital gain	24,626,027
Net unrealized appreciation — investments	102,886,117
Net unrealized appreciation - foreign currencies	3,532
Temporary book/tax differences	(174,543)
Shares of beneficial interest	2,458,045,469
Total net assets	$2,608,758,191

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to tax accretion and amortization differences and derivatives.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of February 28, 2021.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2021 was $2,384,494,681 and $2,040,178,505, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $2,061,525,238 and $2,106,805,336, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$138,412,034
Aggregate unrealized (depreciation) of investments	(35,525,917)
Net unrealized appreciation of investments	$102,886,117

Cost of investments for tax purposes is $2,492,155,504.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currencies, distributions and tax accretion and amortization differences, on February 28, 2021, undistributed net investment income was increased by $4,585,054 and undistributed net realized gain was decreased by $4,585,054. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 11–Share Information

	Summary of Share Activity
	Year ended February 28, 2021(a)		Year ended February 29, 2020
	Shares	Amount	Shares	Amount
Sold:
Class A	42,426,949	$329,987,090	35,473,678	$265,742,466
Class C	3,264,279	25,393,841	4,995,520	37,734,235
Class R	773,452	5,957,853	846,111	6,311,286
Class Y	57,457,299	442,795,202	36,561,873	274,343,654
Class R5	1,104,999	8,728,618	240,168	1,800,871
Class R6	27,744,665	216,580,860	24,644,498	184,754,126

37	Invesco Corporate Bond Fund

	Summary of Share Activity
	Year ended February 28, 2021(a)		Year ended February 29, 2020
	Shares	Amount	Shares	Amount
Issued as reinvestment of dividends:
Class A	8,590,964	$67,200,792	4,531,180	$33,863,830
Class C	373,451	2,949,384	144,917	1,094,634
Class R	85,384	667,766	41,726	312,904
Class Y	2,560,753	20,141,227	704,707	5,325,759
Class R5	90,723	712,329	39,872	298,388
Class R6	4,509,781	35,354,372	2,262,580	16,973,096

Automatic conversion of Class C shares to Class A shares:
Class A	1,357,383	10,710,890	430,893	3,202,034
Class C	(1,345,849)	(10,710,890)	(427,339)	(3,202,034)

Reacquired:
Class A	(37,298,221)	(286,418,741)	(21,473,851)	(160,124,073)
Class C	(2,449,613)	(18,806,912)	(1,503,420)	(11,310,245)
Class R	(937,974)	(7,157,616)	(276,033)	(2,046,198)
Class Y	(40,319,234)	(305,777,369)	(5,650,686)	(42,566,131)
Class R5	(443,245)	(3,357,205)	(160,791)	(1,197,030)
Class R6	(17,109,553)	(130,416,734)	(10,627,583)	(79,138,989)
Net increase in share activity	50,436,393	$404,534,757	70,798,020	$532,172,583

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 69% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 12–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

38	Invesco Corporate Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities Funds (Invesco Investment Securities Funds) and Shareholders of Invesco Corporate Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Corporate Bond Fund (one of the funds constituting AIM Investment Securities Funds (Invesco Investment Securities Funds), referred to hereafter as the “Fund”) as of February 28, 2021, the related statement of operations for the year ended February 28, 2021, the statement of changes in net assets for each of the two years in the period ended February 28, 2021, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2021 and the financial highlights for each of the five years in the period ended February 28, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2021 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas
April 28, 2021

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

39	Invesco Corporate Bond Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2020 through February 28, 2021.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value (09/01/20)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (02/28/21)[1]	Expenses Paid During Period[2]	Ending Account Value (02/28/21)	Expenses Paid During Period[2]
Class A	$1,000.00	$1,030.90	$3.63	$1,021.22	$3.61	0.72%
Class C	1,000.00	1,027.10	7.59	1,017.31	7.55	1.51
Class R	1,000.00	1,029.60	4.88	1,019.98	4.86	0.97
Class Y	1,000.00	1,032.20	2.37	1,022.46	2.36	0.47
Class R5	1,000.00	1,032.40	2.12	1,022.71	2.11	0.42
Class R6	1,000.00	1,032.80	1.71	1,023.11	1.71	0.34

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2020 through February 28, 2021, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

40	Invesco Corporate Bond Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2021:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$5,564,564
Qualified Business Income*	0.00%
Qualified Dividend Income*	4.70%
Corporate Dividends Received Deduction*	4.70%
Business Interest Income*	54.63%
U.S. Treasury Obligations*	1.05%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Short-Term Capital Gain Distributions	$70,212,520

41	Invesco Corporate Bond Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			191	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T- 1	Invesco Corporate Bond Fund

Trustees and Officers-(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson – 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	191	enaible, Inc. (artificial intelligence technology); Director, ISO New England, Inc. (non-profit organization managing regional electricity market)
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	191	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields – 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	191	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler –1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	191	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization);Eisenhower Foundation (non-profit)
Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	191	Insperity, Inc. (formerly known as Administaff) (human resources provider)

T- 2	Invesco Corporate Bond Fund

Trustees and Officers-(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management

– Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds

			191	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	191	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis – 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	191	None
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			191	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	191	Elucida Oncology (nanotechnology & medical particles company);

T- 3	Invesco Corporate Bond Fund

Trustees and Officers-(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Ann Barnett Stern – 1957 Trustee	2017	President, Chief Executive Officer and Board member of Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest and Andrews and Kurth	191	Director and Audit Committee member of Federal Reserve Bank of Dallas; Trustee and Board Chair of Good Reason Houston (nonprofit); Trustee, Vice Chair, Chair of Nomination/Governance Committee, Chair of Personnel Committee of Holdsworth Center (nonprofit); Trustee and Investment Committee member of University of Texas Law School Foundation (nonprofit); Board Member of Greater Houston Partnership
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	191	None
Daniel S. Vandivort –1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	191	None
James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	191	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

T- 4	Invesco Corporate Bond Fund

Trustees and Officers-(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC ; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A

T- 5	Invesco Corporate Bond Fund

Trustees and Officers-(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers—(continued)
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed

Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

Formerly: Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

T- 6	Invesco Corporate Bond Fund

Trustees and Officers-(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers—(continued)
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; and Chairman and Director, INVESCO Realty, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes- 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds);Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster — 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T- 7	Invesco Corporate Bond Fund

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Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

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Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each fiscal year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05686 and 033-39519	Invesco Distributors, Inc.	VK-CBD-AR-1

Annual Report to Shareholders	February 28, 2021
Invesco Global Real Estate Fund
Nasdaq:
A: AGREX ∎ C: CGREX ∎ R: RGREX ∎ Y: ARGYX ∎ R5: IGREX ∎ R6: FGREX

Management’s Discussion of Fund Performance

Performance summary

For the year ended February 28, 2021, Class A shares of Invesco Global Real Estate Fund (the Fund), at net asset value (NAV), underperformed the Custom Invesco Global Real Estate Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/29/20 to 2/28/21, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-2.96%
Class C Shares	-3.68
Class R Shares	-3.23
Class Y Shares	-2.78
Class R5 Shares	-2.57
Class R6 Shares	-2.48
MSCI World Index▼ (Broad Market Index)	29.34
Custom Invesco Global Real Estate Index∎ (Style-Specific Index)	0.67
Lipper Global Real Estate Funds Classification Average[t] (Peer Group)	4.44
Source(s): ▼RIMES Technologies Corp.; ∎Invesco, RIMES Technologies Corp.; [t] Lipper Inc.

Market conditions and your Fund

The year ended with positive sentiment gripping markets as the prospect of a widespread economic recovery takes hold for 2021. Globally, governments appear committed to accommodative monetary policy and further fiscal stimulus to promote economic normalization. At the close of the year, US economic data continued to trend somewhat positively, with the unemployment rate edging lower. The vaccine efficacy news has provided a significant boost to risk appetite and US economic growth prospects with US Treasury yields and inflation expectations rose as a result. In Asia, economic growth continued to improve, although many countries began to experience a resurgence in coronavirus (COVID-19) infections and have placed new restrictions on social movements and gatherings. In Europe, equity markets have trended higher with the political milestone of the post-Brexit trade deal between the UK and EU having been agreed upon. Nevertheless, most key economies across the region are likely to remain impeded by governmental virus responses.

Global-listed real estate delivered a negative return in the year and substantially underperformed broader equities. Uncertainty around the short and long-term implications of the global health pandemic on real estate assets muted investors’ appetite for certain types of real estate investment trusts (REITs). Overall trends that have been evident in real estate for some time were accelerated by the pandemic. For instance, REITs that own cell towers, data centers, storage and healthcare properties experienced strong share price returns as rent collection for these property types was not materially impacted by the pandemic. Conversely, traditional real estate asset types like office, lodging, and retail experienced material share price declines as their businesses suffered from COVID-19 related travel and social distancing policies. Many REITs cut or moderated their dividend payments after the onset of the pandemic in Spring 2020 to prudently preserve capital. Most have subsequently reinstated or re-based dividends as pandemic recovery prospects have improved.

Overall, the Fund underperformed its style-specific benchmark, the Custom Invesco Global Real Estate Index. Relative performance was predominately driven by the vaccine-induced market rally that began in November and continued into year-end. For context, the Fund had positive relative performance vs. the benchmark heading into November’s rally. In November, however, the market was surprised by the effectiveness of virus vaccines starting with Pfizer’s announcement. A rapid switch to favor value-oriented companies with higher leverage and dividend yields at the expense of higher-growth, lower-yield and stable cashflow companies occurred. The Fund was disadvantaged due to its quality bias which favors relatively higher-growth and lower-yielding companies the portfolio managers view as evidenced by its overweight exposure to growth sectors such as infrastructure, industrial and single-family homes coupled with underweights to sectors that benefited from November’s market inflection – specifically regional malls, office, lodging and senior housing. From a regional standpoint, relative performance was positive in Europe, Asia and emerging markets and negative in the US.

Top contributors to the Fund’s absolute performance during the year came from the residential sector and included Vonovia SE,a German residential property owner with a stable income profile and ample growth opportunities. A number of diversified REITs also did well over the year, including Hang

Lung Properties and Longfor Group Holdings.

Top detractors from the Fund’s absolute performance during the year included holdings in the lodging sector such as Pebblebrook Hotel Trust and Park Hotels and Resorts as the lodging sector suffered from COVID-19 related travel bans. Top detractors from absolute performance also included Boston Properties in the office sector, which was negatively impacted by a decrease in tenant demand due to work from home policies. We exited our positions in Pebblebrook Hotel Trust and Park Hotels and Resorts during the year.

At the end of the year, the Fund held a slight overweight exposure to North America relative to the style-specific benchmark. In the US, the Fund holds overweight exposure to certain property types that were fundamentally impacted by COVID-19, which we believe should see a recovery and opportunity for rerating during the early phase of economic expansion (e.g. lodging, shopping centers). This exposure is balanced with companies that own long term structural growth characteristics (e.g. towers).

In the Asia Pacific region, the Fund ended the year with modest underweight exposure focused on company-specific growth opportunities and local relative value opportunities. Overweight exposure exists in Hong Kong and underweight exposure in Singapore. Japan and Australia are neutral weight.

At the close of the year, the Fund held an underweight exposure in the European region. Key active positioning exists in underweight exposure to retail focused REITs and overweight exposure to residential real estate. Switzerland and the UK were also underweights and overweight exposure is focused on Germany, where apartment rental exposure dominates.

Relative to the style-specific index, the Fund concluded the year with an overweight exposure to emerging markets. Notable positioning resides in overweight exposure to development/homebuilders in the Philippines, India and Indonesia. While key active underweight exposure is in highly leveraged Chinese homebuilders and Mexican retail.

At the end of the year, real estate continued to offer investors tangible asset exposure, with rents that can adjust upwards (or downwards) over time with economic strength and inflation. Overall, the portfolio maintains a bias toward companies the portfolio managers view as higher-quality assets, supply-constrained real estate market exposure, generally lower leveraged balance sheets and better governance characteristics.

We thank you for your continued investment in the Invesco Global Real Estate Fund.

Portfolio manager(s):

Mark Blackburn

James Cowen (Co-Lead)

2                                 Invesco Global Real Estate Fund

Grant Jackson

Joe Rodriguez, Jr. (Co-Lead)

Darin Turner

Ping-Ying Wang (Co-Lead)

The views and opinions expressed in management’s discussion of Fundperformance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these in sights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3                                 Invesco Global Real Estate Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 2/28/11

1 Source: RIMES Technologies Corp.

2 Source: Lipper Inc.

3 Source: Invesco, RIMES Technologies Corp.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4                                 Invesco Global Real Estate Fund

Average Annual Total Returns
As of 2/28/21, including maximum applicable sales charges
Class A Shares

Inception (4/29/05)	4.52%

10 Years	3.93

5 Years	3.38

1 Year	-8.31

Class C Shares

Inception (4/29/05)	4.50%

10 Years	3.88

5 Years	3.75

1 Year	-4.60

Class R Shares

Inception (4/29/05)	4.63%

10 Years	4.23

5 Years	4.25

1 Year	-3.23

Class Y Shares

Inception (10/3/08)	5.58%

10 Years	4.77

5 Years	4.78

1 Year	-2.78

Class R5 Shares

Inception (4/29/05)	5.38%

10 Years	5.00

5 Years	4.93

1 Year	-2.57

Class R6 Shares

10 Years	4.97%

5 Years	5.01

1 Year	-2.48

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5                                 Invesco Global Real Estate Fund

Supplemental Information

Invesco Global Real Estate Fund’s investment objective is total return through growth of capital and current income.

∎	Unless otherwise stated, information presented in this report is as of February 28, 2021, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎

The MSCI World Index is an unmanaged index considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

∎

The Custom Invesco Global Real Estate Index is composed of the FTSE EPRA/ NAREIT Developed Index (gross) from Fund inception through February 17, 2005; the FTSE EPRA/NAREIT Developed Index (net) index from February 18, 2005, through June 30, 2014; and the FTSE EPRA/NAREIT Global (net) thereafter.

∎	The Lipper Global Real Estate Funds Classification Average represents an average of all funds in the Lipper Global Real Estate Funds classification.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6                                 Invesco Global Real Estate Fund

Fund Information

Portfolio Composition

By country	% of total net assets
United States	49.05%
Japan	10.51
Hong Kong	6.67
China	6.37
Germany	6.16
United Kingdom	3.24
Singapore	3.05
Australia	2.85
Canada	2.38
Countries, each less than 2% of portfolio	8.35
Money Market Funds Plus Other Assets Less Liabilities	1.37

Top 10 Equity Holdings*

% of total net assets
1. Prologis, Inc.	4.06%
2. Vonovia SE	3.73
3. AvalonBay Communities, Inc.	3.37
4. UDR, Inc.	3.22
5. Welltower, Inc.	2.73
6. Invitation Homes, Inc.	2.23
7. Extra Space Storage, Inc.	2.19
8. Simon Property Group, Inc.	2.08
9. Mitsui Fudosan Co. Ltd.	1.87
10. Rexford Industrial Realty, Inc.	1.58

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of February 28, 2021.

7                                 Invesco Global Real Estate Fund

Schedule of Investments

February 28, 2021

	Shares	Value
Common Stocks & Other Equity Interests-98.63%
Australia-2.85%
Dexus	834,736	$ 5,725,578
GPT Group (The)	1,256,233	4,135,423
Mirvac Group	1,158,669	1,992,600
Stockland	1,121,558	3,604,621
		15,458,222

Belgium-1.05%
Cofinimmo S.A.	23,382	3,614,472
Montea C.V.A	18,440	2,074,438
		5,688,910

Brazil-0.50%
BR Malls Participacoes S.A.(a)	711,900	1,060,698
Cyrela Brazil Realty S.A. Empreendimentos e Participacoes	114,236	505,523
Iguatemi Empresa de Shopping Centers S.A.	81,800	460,510
Multiplan Empreendimentos Imobiliarios S.A.	191,700	673,184
		2,699,915

Canada-2.38%
Allied Properties REIT	218,371	6,582,360
Canadian Apartment Properties REIT	49,870	2,000,130
Killam Apartment REIT	196,963	2,779,707
Summit Industrial Income REIT	148,946	1,582,390
		12,944,587

China-6.37%
Agile Group Holdings Ltd.	1,092,000	1,541,117
China Overseas Land & Investment Ltd.	1,146,500	2,911,337
China Resources Land Ltd.	1,539,377	7,300,516
China Vanke Co. Ltd., H Shares	1,215,200	5,153,373
CIFI Holdings Group Co. Ltd.	1,124,000	1,063,487
ESR Cayman Ltd.(a)(b)	643,600	2,036,039
KWG Group Holdings Ltd.	1,522,000	2,306,706
Longfor Group Holdings Ltd.(b)	928,500	5,495,864
Shimao Group Holdings Ltd.	1,149,500	3,798,967
Sunac China Holdings Ltd.	697,000	2,978,253
		34,585,659

France-1.15%
Gecina S.A.	34,287	4,733,437
ICADE	20,178	1,485,008
		6,218,445

Germany-6.16%
Aroundtown S.A.	523,579	3,796,615
Deutsche Wohnen SE	80,946	3,801,539
Grand City Properties S.A.	183,385	4,491,868
Sirius Real Estate Ltd.	881,635	1,131,250
Vonovia SE	317,815	20,240,298
		33,461,570

Hong Kong-6.67%
CK Asset Holdings Ltd.	853,500	5,022,797
Hang Lung Properties Ltd.	1,172,000	3,032,996

	Shares	Value
Hong Kong-(continued)
Hongkong Land Holdings Ltd.	859,300	$ 4,134,747
Kerry Properties Ltd.	1,218,500	3,918,134
Link REIT	359,600	3,392,936
New World Development Co. Ltd.	1,229,000	6,261,136
Sun Hung Kai Properties Ltd.	275,600	4,443,589
Wharf Real Estate Investment Co. Ltd.	999,000	5,994,590
		36,200,925

India-0.14%
DLF Ltd.	185,577	760,483

Indonesia-0.26%
PT Pakuwon Jati Tbk(a)	37,001,000	1,428,223

Italy-0.44%
Infrastrutture Wireless Italiane S.p.A.(b)	227,425	2,362,023

Japan-10.51%
Activia Properties, Inc.	720	3,173,247
Daiwa Office Investment Corp.	314	2,153,890
GLP J-REIT	902	1,435,174
Industrial & Infrastructure Fund Investment Corp.	667	1,152,906
Japan Hotel REIT Investment Corp.	5,876	3,703,007
Japan Metropolitan Fund Investment Corp.	3,750	3,740,734
Japan Prime Realty Investment Corp.	850	3,071,332
Kenedix Office Investment Corp.	380	2,508,130
LaSalle Logiport REIT	2,229	3,359,031
Mitsui Fudosan Co. Ltd.	445,500	10,179,201
Mitsui Fudosan Logistics Park, Inc.	804	3,913,591
Nippon Prologis REIT, Inc.	722	2,207,420
Nomura Real Estate Master Fund, Inc.	2,189	3,288,447
ORIX JREIT, Inc.	2,580	4,410,403
Sumitomo Realty & Development Co. Ltd.	163,000	5,674,625
Tokyu Fudosan Holdings Corp.	490,600	3,103,543
		57,074,681

Malta-0.00%
BGP Holdings PLC(a)(c)	9,888,325	12

Mexico-0.32%
Macquarie Mexico Real Estate Management S.A. de C.V.(b)	1,450,700	1,750,187

Philippines-1.24%
Ayala Land, Inc.	6,784,300	5,461,355
Megaworld Corp.	15,309,200	1,144,126
SM Prime Holdings, Inc.	150,700	112,280
		6,717,761

Singapore-3.05%
Ascendas India Trust	2,132,700	2,391,156
CapitaLand Integrated Commercial Trust	2,171,400	3,398,645
City Developments Ltd.	668,400	3,682,473
Keppel DC REIT	556,900	1,137,644
Mapletree Commercial Trust	1,858,400	2,837,090
Mapletree Industrial Trust	1,567,300	3,119,147
		16,566,155

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                                 Invesco Global Real Estate Fund

	Shares	Value
South Africa-0.30%
Growthpoint Properties Ltd.	1,789,378	$ 1,616,120

Spain-1.21%
Cellnex Telecom S.A.(b)	27,159	1,476,013
Merlin Properties SOCIMI S.A.	493,840	5,114,212
		6,590,225

Sweden-1.36%
Fabege AB	201,008	2,795,536
Wihlborgs Fastigheter AB	238,615	4,606,444
		7,401,980

Thailand-0.38%
WHA Corp. PCL, Foreign Shares	19,596,000	2,038,243

United Kingdom-3.24%
GCP Student Living PLC	801,360	1,716,790
Grainger PLC	562,299	2,105,279
Land Securities Group PLC	486,932	4,484,818
Segro PLC	203,249	2,575,788
Tritax Big Box REIT PLC	2,684,147	6,725,438
		17,608,113

United States-49.05%
Alexandria Real Estate Equities, Inc.	21,077	3,365,786
American Homes 4 Rent, Class A	22,717	707,407
Apple Hospitality REIT, Inc.	358,375	5,106,844
AvalonBay Communities, Inc.	104,005	18,278,879
Boston Properties, Inc.	57,932	5,742,799
Brandywine Realty Trust	156,256	1,911,011
Brixmor Property Group, Inc.	265,478	5,224,607
Columbia Property Trust, Inc.	409,102	5,776,520
CubeSmart	91,225	3,371,676
CyrusOne, Inc.	114,407	7,508,531
DiamondRock Hospitality Co.	584,942	5,919,613
Digital Realty Trust, Inc.	15,372	2,071,070
Duke Realty Corp.	215,384	8,453,822
Essential Properties Realty Trust, Inc.	118,669	2,753,121
Extra Space Storage, Inc.	94,354	11,860,298
First Industrial Realty Trust, Inc.	119,514	5,104,443
Highwoods Properties, Inc.	67,631	2,702,535
Host Hotels & Resorts, Inc.	273,158	4,531,691
Invitation Homes, Inc.	415,356	12,103,474

	Shares	Value
United States-(continued)
JBG SMITH Properties	87,029	$ 2,763,171
Kilroy Realty Corp.	42,675	2,708,155
Life Storage, Inc.	39,430	3,308,177
Mid-America Apartment Communities, Inc.	49,544	6,675,063
NETSTREIT Corp.	62,120	1,091,448
Omega Healthcare Investors, Inc.	57,605	2,139,450
Prologis, Inc.	222,692	22,062,096
Public Storage	30,491	7,133,064
QTS Realty Trust, Inc., Class A	85,735	5,325,858
Realty Income Corp.	43,808	2,639,870
Regency Centers Corp.	65,396	3,582,393
Retail Opportunity Investments Corp.	242,192	3,829,055
Rexford Industrial Realty, Inc.	179,894	8,584,542
RLJ Lodging Trust	246,144	3,864,461
Simon Property Group, Inc.	100,141	11,307,922
SITE Centers Corp.	385,780	5,146,305
Sun Communities, Inc.	23,408	3,556,846
Sunstone Hotel Investors, Inc.	329,591	4,353,897
UDR, Inc.	424,334	17,469,831
Urban Edge Properties	369,830	6,102,195
Ventas, Inc.	149,287	7,897,282
Vornado Realty Trust	87,897	3,774,297
Welltower, Inc.	218,184	14,814,694
Xenia Hotels & Resorts, Inc.	182,781	3,650,137
		266,274,336
Total Common Stocks & Other Equity Interests (Cost $461,725,980)		535,446,775

Money Market Funds-1.33%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(d)(e)	2,531,994	2,531,994
Invesco Liquid Assets Portfolio, Institutional Class, 0.02%(d)(e)	1,807,648	1,808,371
Invesco Treasury Portfolio, Institutional Class, 0.01%(d)(e)	2,893,707	2,893,707
Total Money Market Funds (Cost $7,234,072)		7,234,072
TOTAL INVESTMENTS IN SECURITIES-99.96% (Cost $468,960,052)		542,680,847
OTHER ASSETS LESS LIABILITIES-0.04%		190,513
NET ASSETS-100.00%		$542,871,360

Investment Abbreviations:

REIT - Real Estate Investment Trust

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                                 Invesco Global Real Estate Fund

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2021 was $13,120,126, which represented 2.42% of the Fund’s Net Assets.

(c)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended February 28, 2021.

	Value February 29, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value February 28, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$2,763,063	$46,044,431	$(46,275,500)	$-	$-	$2,531,994	$(114)
Invesco Liquid Assets Portfolio, Institutional Class	1,973,814	32,986,137	(33,154,061)	(295)	2,776	1,808,371	5,015
Invesco Treasury Portfolio, Institutional Class	3,157,786	52,622,207	(52,886,286)	-	-	2,893,707	2,995
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	-	2,823,071	(2,823,071)	-	-	-	5
Invesco Private Prime Fund	-	4,049,207	(4,049,207)	-	-	-	33
Total	$7,894,663	$138,525,053	$(139,188,125)	$(295)	$2,776	$7,234,072	$7,934

(e)	The rate shown is the 7-day SEC standardized yield as of February 28, 2021.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                                 Invesco Global Real Estate Fund

Statement of Assets and Liabilities

February 28, 2021

Assets:
Investments in securities, at value (Cost $461,725,980)	$535,446,775
Investments in affiliated money market funds, at value (Cost $7,234,072)	7,234,072
Foreign currencies, at value (Cost $739,592)	737,041
Receivable for:
Investments sold	8,906,791
Fund shares sold	845,467
Dividends	1,316,998
Investment for trustee deferred compensation and retirement plans	155,005
Other assets	38,862
Total assets	554,681,011

Liabilities:
Payable for:
Investments purchased	10,042,948
Fund shares reacquired	893,054
Amount due custodian	45,444
Accrued foreign taxes	72,325
Accrued fees to affiliates	287,013
Accrued trustees’ and officers’ fees and benefits	2,800
Accrued other operating expenses	294,441
Trustee deferred compensation and retirement plans	171,626
Total liabilities	11,809,651
Net assets applicable to shares outstanding	$542,871,360

Net assets consist of:
Shares of beneficial interest	$524,876,429
Distributable earnings	17,994,931
$542,871,360

Net Assets:
Class A	$108,687,059
Class C	$5,492,963
Class R	$23,489,745
Class Y	$113,549,026
Class R5	$124,597,160
Class R6	$167,055,407

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	10,089,151
Class C	509,483
Class R	2,181,528
Class Y	10,545,169
Class R5	11,611,895
Class R6	15,570,847
Class A:
Net asset value per share	$10.77
Maximum offering price per share
(Net asset value of $10.77 ÷ 94.50%)	$11.40
Class C:
Net asset value and offering price per share	$10.78
Class R:
Net asset value and offering price per share	$10.77
Class Y:
Net asset value and offering price per share	$10.77
Class R5:
Net asset value and offering price per share	$10.73
Class R6:
Net asset value and offering price per share	$10.73

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                                 Invesco Global Real Estate Fund

Statement of Operations

For the year ended February 28, 2021

Investment income:
Dividends (net of foreign withholding taxes of $871,443)	$17,178,879
Dividends from affiliated money market funds (includes securities lending income of $67)	7,963
Total investment income	17,186,842

Expenses:
Advisory fees	4,228,046
Administrative services fees	83,134
Custodian fees	126,228
Distribution fees:
Class A	280,149
Class C	79,471
Class R	108,417
Transfer agent fees – A, C, R and Y	601,029
Transfer agent fees – R5	126,909
Transfer agent fees – R6	24,729
Trustees’ and officers’ fees and benefits	30,536
Registration and filing fees	93,657
Reports to shareholders	117,077
Professional services fees	66,794
Other	25,173
Total expenses	5,991,349
Less: Expenses reimbursed and/or expense offset arrangement(s)	(6,017)
Net expenses	5,985,332
Net investment income	11,201,510

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities (net of foreign taxes of $185,830)	(26,445,256)
Affiliated investment securities	2,776
Foreign currencies	(31,760)
(26,474,240)
Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities (net of foreign taxes of $72,325)	(14,621,217)
Affiliated investment securities	(295)
Foreign currencies	11,169
(14,610,343)
Net realized and unrealized gain (loss)	(41,084,583)
Net increase (decrease) in net assets resulting from operations	$(29,883,073)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                                 Invesco Global Real Estate Fund

Statement of Changes in Net Assets

For the years ended February 28, 2021 and February 29, 2020

	2021	2020

Operations:
Net investment income	$11,201,510	$16,811,136
Net realized gain (loss)	(26,474,240)	69,996,970
Change in net unrealized appreciation (depreciation)	(14,610,343)	(55,352,123)
Net increase (decrease) in net assets resulting from operations	(29,883,073)	31,455,983

Distributions to shareholders from distributable earnings:
Class A	(5,185,414)	(16,229,157)
Class C	(290,832)	(1,318,000)
Class R	(987,347)	(2,418,883)
Class Y	(5,961,613)	(20,721,453)
Class R5	(6,282,253)	(19,388,296)
Class R6	(9,584,906)	(23,170,603)
Total distributions from distributable earnings	(28,292,365)	(83,246,392)

Share transactions–net:
Class A	(22,413,244)	(35,816)
Class C	(5,309,439)	(1,640,150)
Class R	2,307,536	(67,751)
Class Y	(37,004,226)	(13,153,212)
Class R5	(25,144,365)	(33,727,538)
Class R6	(19,368,398)	7,961,247
Net increase (decrease) in net assets resulting from share transactions	(106,932,136)	(40,663,220)
Net increase (decrease) in net assets	(165,107,574)	(92,453,629)

Net assets:
Beginning of year	707,978,934	800,432,563
End of year	$542,871,360	$707,978,934

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                                 Invesco Global Real Estate Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Year ended 02/28/21	$11.65	$0.17		$(0.56)	$(0.39)	$(0.21)	$(0.28)	$(0.49)	$10.77	(2.96)%	$108,687	1.32	%(d)	1.32	%(d)	1.70	%(d)	160%
Year ended 02/29/20	12.59	0.24		0.22	0.46	(0.54)	(0.86)	(1.40)	11.65	3.20	143,448	1.27		1.27		1.87		60
Year ended 02/28/19	12.76	0.29		0.84	1.13	(0.60)	(0.70)	(1.30)	12.59	9.46	154,173	1.26		1.26		2.26		47
Year ended 02/28/18	12.83	0.30	(e)	(0.01)	0.29	(0.28)	(0.08)	(0.36)	12.76	2.17	156,543	1.27		1.27		2.31	(e)	51
Year ended 02/28/17	11.94	0.20		1.16	1.36	(0.47)	-	(0.47)	12.83	11.54	221,942	1.36		1.36		1.54		57
Class C
Year ended 02/28/21	11.65	0.10		(0.56)	(0.46)	(0.13)	(0.28)	(0.41)	10.78	(3.68)	5,493	2.07	(d)	2.07	(d)	0.95	(d)	160
Year ended 02/29/20	12.59	0.15		0.21	0.36	(0.44)	(0.86)	(1.30)	11.65	2.43	12,169	2.02		2.02		1.12		60
Year ended 02/28/19	12.75	0.20		0.84	1.04	(0.50)	(0.70)	(1.20)	12.59	8.71	14,673	2.01		2.01		1.51		47
Year ended 02/28/18	12.83	0.21	(e)	(0.03)	0.18	(0.18)	(0.08)	(0.26)	12.75	1.33	27,654	2.02		2.02		1.56	(e)	51
Year ended 02/28/17	11.95	0.10		1.16	1.26	(0.38)	-	(0.38)	12.83	10.62	33,299	2.11		2.11		0.79		57
Class R
Year ended 02/28/21	11.64	0.15		(0.56)	(0.41)	(0.18)	(0.28)	(0.46)	10.77	(3.14)	23,490	1.57	(d)	1.57	(d)	1.45	(d)	160
Year ended 02/29/20	12.58	0.21		0.21	0.42	(0.50)	(0.86)	(1.36)	11.64	2.94	22,293	1.52		1.52		1.62		60
Year ended 02/28/19	12.75	0.26		0.84	1.10	(0.57)	(0.70)	(1.27)	12.58	9.18	24,003	1.51		1.51		2.01		47
Year ended 02/28/18	12.83	0.27	(e)	(0.02)	0.25	(0.25)	(0.08)	(0.33)	12.75	1.84	23,658	1.52		1.52		2.06	(e)	51
Year ended 02/28/17	11.95	0.17		1.15	1.32	(0.44)	-	(0.44)	12.83	11.17	19,718	1.61		1.61		1.29		57
Class Y
Year ended 02/28/21	11.65	0.20		(0.57)	(0.37)	(0.23)	(0.28)	(0.51)	10.77	(2.69)	113,549	1.07	(d)	1.07	(d)	1.95	(d)	160
Year ended 02/29/20	12.59	0.28		0.21	0.49	(0.57)	(0.86)	(1.43)	11.65	3.46	166,069	1.02		1.02		2.12		60
Year ended 02/28/19	12.76	0.33		0.83	1.16	(0.63)	(0.70)	(1.33)	12.59	9.74	191,757	1.01		1.01		2.51		47
Year ended 02/28/18	12.83	0.34	(e)	(0.02)	0.32	(0.31)	(0.08)	(0.39)	12.76	2.42	623,470	1.02		1.02		2.56	(e)	51
Year ended 02/28/17	11.95	0.23		1.15	1.38	(0.50)	-	(0.50)	12.83	11.72	1,167,799	1.11		1.11		1.79		57
Class R5
Year ended 02/28/21	11.61	0.21		(0.56)	(0.35)	(0.25)	(0.28)	(0.53)	10.73	(2.57)	124,597	0.94	(d)	0.94	(d)	2.08	(d)	160
Year ended 02/29/20	12.55	0.29		0.21	0.50	(0.58)	(0.86)	(1.44)	11.61	3.59	164,048	0.91		0.91		2.23		60
Year ended 02/28/19	12.72	0.34		0.84	1.18	(0.65)	(0.70)	(1.35)	12.55	9.87	208,742	0.92		0.92		2.60		47
Year ended 02/28/18	12.81	0.35	(e)	(0.03)	0.32	(0.33)	(0.08)	(0.41)	12.72	2.40	260,397	0.93		0.93		2.65	(e)	51
Year ended 02/28/17	11.93	0.26		1.15	1.41	(0.53)	-	(0.53)	12.81	12.00	264,906	0.88		0.88		2.02		57
Class R6
Year ended 02/28/21	11.61	0.22		(0.56)	(0.34)	(0.26)	(0.28)	(0.54)	10.73	(2.48)	167,055	0.85	(d)	0.85	(d)	2.17	(d)	160
Year ended 02/29/20	12.55	0.30		0.22	0.52	(0.60)	(0.86)	(1.46)	11.61	3.68	199,952	0.82		0.82		2.32		60
Year ended 02/28/19	12.72	0.35		0.84	1.19	(0.66)	(0.70)	(1.36)	12.55	9.97	207,085	0.83		0.83		2.69		47
Year ended 02/28/18	12.81	0.36	(e)	(0.03)	0.33	(0.34)	(0.08)	(0.42)	12.72	2.49	197,835	0.85		0.85		2.73	(e)	51
Year ended 02/28/17	11.93	0.27		1.15	1.42	(0.54)	-	(0.54)	12.81	12.07	54,547	0.81		0.81		2.09		57

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

Ratios are based on average daily net assets (000’s omitted) of $111,751, $7,926, $21,622, $122,179, $127,032 and $178,401 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

(e)

Net investment income per share and the ratio of net investment income to average net assets includes significant dividends received during the year ended February 28, 2018. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $0.25 and 1.92%, $0.16 and 1.17%, $0.22 and 1.67%, $0.29 and 2.17%, $0.30 and 2.26%, $0.31 and 2.34% for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                                 Invesco Global Real Estate Fund

Notes to Financial Statements

February 28, 2021

NOTE 1–Significant Accounting Policies

Invesco Global Real Estate Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is total return through growth of capital and current income.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares. Effective November 30, 2020, the automatic conversion pursuant to the Conversion Feature changed from ten years to eight years. The first conversion of Class C shares to Class A shares occurred at the end of December 2020 for all Class C shares that were held for more than eight years as of November 30, 2020.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

15                                 Invesco Global Real Estate Fund

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends,

16                                 Invesco Global Real Estate Fund

interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.

Other Risks - The Fund’s investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund’s investments may tend to rise and fall more rapidly.

Because the Fund concentrates its assets in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments.

Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent, and subject to sudden change. Other risks of investing in emerging markets securities may include additional transaction costs, delays in settlement procedures, and lack of timely information.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $ 250 million	0.750%
Next $250 million	0.740%
Next $500 million	0.730%
Next $1.5 billion	0.720%
Next $2.5 billion	0.710%
Next $2.5 billion	0.700%
Next $2.5 billion	0.690%
Over $10 billion	0.680%

For the year ended February 28, 2021, the effective advisory fee rate incurred by the Fund was 0.74%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limit.

Further, the Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended February 28, 2021, the Adviser waived advisory fees of $5,169.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company

17                                 Invesco Global Real Estate Fund

(“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended February 28, 2021, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2021, IDI advised the Fund that IDI retained $7,182 in front-end sales commissions from the sale of Class A shares and $200 and $786 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1	–	Prices are determined using quoted prices in an active market for identical assets.
Level 2	–	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3	–	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 28, 2021. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Australia	$–	$15,458,222	$ –	$ 15,458,222
Belgium	–	5,688,910	–	5,688,910
Brazil	2,699,915	–	–	2,699,915
Canada	12,944,587	–	–	12,944,587
China	–	34,585,659	–	34,585,659
France	–	6,218,445	–	6,218,445
Germany	–	33,461,570	–	33,461,570
Hong Kong	–	36,200,925	–	36,200,925
India	–	760,483	–	760,483
Indonesia	–	1,428,223	–	1,428,223
Italy	–	2,362,023	–	2,362,023
Japan	–	57,074,681	–	57,074,681
Malta	–	–	12	12
Mexico	1,750,187	–	–	1,750,187
Philippines	–	6,717,761	–	6,717,761
Singapore	–	16,566,155	–	16,566,155
South Africa	–	1,616,120	–	1,616,120
Spain	–	6,590,225	–	6,590,225
Sweden	–	7,401,980	–	7,401,980
Thailand	–	2,038,243	–	2,038,243
United Kingdom	–	17,608,113	–	17,608,113
United States	266,274,336	–	–	266,274,336
Money Market Funds	7,234,072	–	–	7,234,072
Total Investments	$290,903,097	$251,777,738	$12	$542,680,847

18                                 Invesco Global Real Estate Fund

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2021, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $848.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2021 and February 29, 2020:

	2021	2020

Ordinary income*	$13,455,296	$36,141,284

Long-term capital gain	14,837,069	47,105,108

Total distributions	$28,292,365	$83,246,392

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2021

Undistributed ordinary income	$8,685,694

Net unrealized appreciation – investments	55,497,706

Net unrealized appreciation (depreciation) - foreign currencies	(65,628)

Temporary book/tax differences	(118,080)

Capital loss carryforward	(46,004,761)

Shares of beneficial interest	524,876,429

Total net assets	$542,871,360

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and passive foreign investment companies.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of February 28, 2021.

	Capital Loss Carryforward*

Expiration		Short-Term	Long-Term	Total

Not subject to expiration		$40,142,885	$5,861,876	$46,004,761

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

19                                 Invesco Global Real Estate Fund

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2021 was $903,454,051 and $1,018,279,616, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$61,330,803

Aggregate unrealized (depreciation) of investments	(5,833,097)

Net unrealized appreciation of investments	$55,497,706

Cost of investments for tax purposes is $487,183,141.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of passive foreign investment companies, on February 28, 2021, undistributed net investment income was increased by $17,462,825 and undistributed net realized gain (loss) was decreased by $17,462,825. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Year ended February 28, 2021(a)		Year ended February 29, 2020
	Shares	Amount	Shares	Amount

Sold:
Class A	1,349,484	$13,071,621	1,760,818	$22,777,589

Class C	89,374	913,658	173,924	2,281,093

Class R	858,679	8,250,509	541,461	7,037,148

Class Y	3,660,820	35,900,779	3,394,041	43,782,059

Class R5	2,840,633	28,148,666	2,239,175	29,026,282

Class R6	5,088,501	48,468,462	3,369,073	43,574,823

Issued as reinvestment of dividends:
Class A	482,379	4,790,055	1,205,299	14,851,940

Class C	25,955	259,864	93,998	1,156,416

Class R	98,537	987,130	196,327	2,417,775

Class Y	343,183	3,376,720	1,071,649	13,209,094

Class R5	625,118	6,153,843	1,466,494	18,054,391

Class R6	963,658	9,522,735	1,871,716	23,015,529

Automatic conversion of Class C shares to Class A shares:
Class A	263,600	2,643,502	106,558	1,397,846

Class C	(263,139)	(2,643,502)	(106,495)	(1,397,846)

Reacquired:
Class A	(4,316,104)	(42,918,422)	(3,009,415)	(39,063,191)

Class C	(386,968)	(3,839,459)	(282,806)	(3,679,813)

Class R	(690,057)	(6,930,103)	(731,407)	(9,522,674)

Class Y	(7,712,404)	(76,281,725)	(5,446,309)	(70,144,365)

Class R5	(5,981,799)	(59,446,874)	(6,211,721)	(80,808,211)

Class R6	(7,702,425)	(77,359,595)	(4,522,828)	(58,629,105)

Net increase (decrease) in share activity	(10,362,975)	$(106,932,136)	(2,820,448)	$(40,663,220)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 57% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 11–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

20                                 Invesco Global Real Estate Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities Funds (Invesco Investment Securities Funds) and Shareholders of Invesco Global Real Estate Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Global Real Estate Fund (one of the funds constituting AIM Investment Securities Funds (Invesco Investment Securities Funds), referred to hereafter as the “Fund”) as of February 28, 2021, the related statement of operations for the year ended February 28, 2021, the statement of changes in net assets for each of the two years in the period ended February28, 2021, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2021 and the financial highlights for each of the five years in the period ended February 28, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

April 28, 2021

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

21                                 Invesco Global Real Estate Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2020 through February 28, 2021.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value (09/01/20)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)
		Ending Account Value (02/28/21)[1]	Expenses Paid During Period[2]	Ending Account Value (02/28/21)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,000.00	$6.60	$1,018.20	$6.66	1.33%
Class C	1,000.00	1,000.00	10.31	1,014.48	10.39	2.08
Class R	1,000.00	1,000.00	7.84	1,016.96	7.90	1.58
Class Y	1,000.00	1,000.00	5.36	1,019.44	5.41	1.08
Class R5	1,000.00	1,000.00	4.66	1,020.13	4.71	0.94
Class R6	1,000.00	1,000.00	4.26	1,020.53	4.31	0.86

[1]

The actual ending account value is based on the actual total return of the Fund for the period September 1, 2020 through February 28, 2021, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

22                                 Invesco Global Real Estate Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2021:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$14,837,069
Qualified Business Income*	22.40%
Qualified Dividend Income*	21.30%
Corporate Dividends Received Deduction*	0.00%
Business Interest Income*	0.00%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

23                                 Invesco Global Real Estate Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			191	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1                                 Invesco Global Real Estate Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson – 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	191	enaible, Inc. (artificial intelligence technology); Director, ISO New England, Inc. (non-profit organization managing regional electricity market)
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	191	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and President and Director of Grahamtastic Connection (non- profit)
Jack M. Fields – 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	191	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	191	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization);Eisenhower Foundation (non-profit)
Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	191	Insperity, Inc. (formerly known as Administaff) (human resources provider)

T-2                                 Invesco Global Real Estate Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	191	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	191	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis – 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	191	None
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			191	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	191	Elucida Oncology (nanotechnology & medical particles company);

T-3                                 Invesco Global Real Estate Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Ann Barnett Stern – 1957 Trustee	2017	President, Chief Executive Officer and Board member of Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest and Andrews and Kurth	191	Director and Audit Committee member of Federal Reserve Bank of Dallas; Trustee and Board Chair of Good Reason Houston (nonprofit); Trustee, Vice Chair, Chair of Nomination/Governance Committee, Chair of Personnel Committee of Holdsworth Center (nonprofit); Trustee and Investment Committee member of University of Texas Law School Foundation (nonprofit); Board Member of Greater Houston Partnership
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	191	None
Daniel S. Vandivort –1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	191	None
James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	191	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

T-4                                 Invesco Global Real Estate Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC ; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A

T-5                                 Invesco Global Real Estate Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Andrew R. Schlossberg –1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

Formerly: Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

T-6                                 Invesco Global Real Estate Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; and Chairman and Director, INVESCO Realty, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds);Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173 Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309 Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173 Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678 Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-7                                 Invesco Global Real Estate Fund

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Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

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∎	Fund reports and prospectuses
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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each fiscal year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05686 and 033-39519	Invesco Distributors, Inc.	GRE-AR-1

Annual Report to Shareholders	February 28, 2021

Invesco Government Money Market Fund

Nasdaq:
Invesco Cash Reserve: AIMXX ∎ A: ADAXX ∎ AX: ACZXX ∎ C: ACNXX ∎ CX: ACXXX
∎ R: AIRXX ∎ Y: AIYXX ∎ Investor: INAXX ∎ R6: INVXX

Management’s Discussion of your Fund

About your Fund

This annual report for Invesco Government Money Market Fund covers the fiscal year ended February 28, 2021. As of that date, the Fund’s net assets totaled $3.7 billion. As of the same date, the Fund’s weighted average maturity was 31 days and the Fund’s weighted average life was 114 days.1

Market conditions affecting money market funds

In the beginning of 2020, markets saw an increase in volatility as a result of the impact of the COVID-19 pandemic. The largest development affecting money market funds and the money market fund industry during the year was the US Federal Reserve (the Fed) cutting interest rates to a range of 0.00%- 0.25%² in March of 2020 as concerns over the COVID-19 pandemic roiled markets. The Fed remained accommodative throughout the reporting period, maintaining the federal funds rate at the zero bound. Rate cuts by the Fed are likely to cause yields on government money market funds to decrease as a result. The Fed has also indicated they will maintain rates at this level going forward, given the tremendous impact of the pandemic on economic growth.

    The Fed also announced on November 30, 2020 that certain key liquidity programs were extended to March 31, 2021 to support market functioning and enhance the flow of credit to the economy.2 Supportive to short-term funding markets, the specific programs included the Commercial Paper Funding Facility, the Money Market Mutual Fund Liquidity Facility, the Primary Dealer Credit Facility, and the Paycheck Protection Program Liquidity Facility.

    Thank you for investing in Invesco Government Money Market Fund. We believe our long-term approach to short-term investing makes us a strong partner for investors seeking premier liquidity management.

1

Weighted average maturity (WAM) is an average of the maturities of all securities held in the portfolio, weighted by each security’s percentage of net assets. The days to maturity for WAM is the lower of the stated maturity date or next interest rate reset date. WAM reflects how a portfolio would react to interest rate changes.

    Weighted average life (WAL) is an average of all the maturities of all securities held in the portfolio, weighted by each security’s percentage of net assets. The days to maturity for WAL is the lower of the stated maturity date or next demand feature date. WAL reflects how a portfolio would react to deteriorating credit (widening spreads) or tightening liquidity conditions.

2	Source: US Federal Reserve

Team managed by Invesco Advisers, Inc.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Portfolio Composition by Maturity*
In days, as of 2/28/2021
1-7	39.7%
8-30	6.9
31-60	14.1
61-90	13.0
91-180	6.0
181+	20.3

*	The number of days to maturity of each holding is determined in accordance with the provisions of Rule 2a-7 under the Investment Company Act of 1940.

You could lose money by investing in the Fund. Although the Fund seeks to preserve your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

2 Invesco Government Money Market Fund

Invesco Government Money Market Fund’s investment objective is to provide current income consistent with preservation of capital and liquidity.

∎	Unless otherwise stated, information presented in this report is as of February 28, 2021, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

3 Invesco Government Money Market Fund

Schedule of Investments

February 28, 2021

	Interest Rate	Maturity Date	Principal Amount (000)	Value
U.S. Treasury Securities-36.40%

U.S. Treasury Bills-19.96%(a)

U.S. Treasury Bills	0.09%	03/02/2021	$150,000	$149,999,646
U.S. Treasury Bills	0.12%	03/04/2021	40,000	39,999,617
U.S. Treasury Bills	0.10%	03/11/2021	20,000	19,999,444
U.S. Treasury Bills	0.12%	03/30/2021	75,000	74,993,052
U.S. Treasury Bills	0.10%	04/01/2021	40,000	39,996,728
U.S. Treasury Bills	0.12%-0.17%	04/22/2021	90,000	89,984,328
U.S. Treasury Bills	0.04%	04/27/2021	60,000	59,996,267
U.S. Treasury Bills	0.11%	04/29/2021	20,000	19,996,394
U.S. Treasury Bills	0.11%	05/06/2021	40,000	39,991,933
U.S. Treasury Bills	0.08%	05/18/2021	40,000	39,992,937
U.S. Treasury Bills	0.18%	05/20/2021	10,000	9,996,111
U.S. Treasury Bills	0.09%	05/27/2021	50,000	49,989,125
U.S. Treasury Bills	0.09%	06/24/2021	30,000	29,991,375
U.S. Treasury Bills	0.10%	07/01/2021	10,000	9,996,611
U.S. Treasury Bills	0.09%	07/08/2021	10,000	9,996,775
U.S. Treasury Bills	0.16%	07/15/2021	18,000	17,989,460
U.S. Treasury Bills	0.11%	12/30/2021	5,000	4,995,355
U.S. Treasury Bills	0.07%	02/24/2022	25,000	24,982,500
				732,887,658

U.S. Treasury Notes-16.44%

U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.14%)(b)	0.18%	04/30/2021	82,000	81,996,823
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.22%)(b)	0.26%	07/31/2021	17,000	16,999,214
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.30%)(b)	0.34%	10/31/2021	41,000	41,023,038
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.15%)(b)	0.19%	01/31/2022	16,000	15,997,876
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.11%)(b)	0.15%	04/30/2022	25,000	25,012,733
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.06%)(b)	0.10%	07/31/2022	38,000	38,006,311
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.06%)(b)	0.10%	10/31/2022	45,000	44,998,007
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.05%)(b)	0.09%	01/31/2023	20,000	20,000,233
U.S. Treasury Notes	2.38%	03/15/2021	62,800	62,854,866
U.S. Treasury Notes	2.25%	03/31/2021	71,000	71,127,938
U.S. Treasury Notes	2.38%	04/15/2021	11,000	11,030,828
U.S. Treasury Notes	2.25%	04/30/2021	35,000	35,122,047
U.S. Treasury Notes	1.38%	05/31/2021	9,000	9,028,739
U.S. Treasury Notes	1.50%	01/31/2022	119,000	120,560,522
U.S. Treasury Notes	2.00%	02/15/2022	10,000	10,185,117
				603,944,292
Total U.S. Treasury Securities (Cost $1,336,831,950)				1,336,831,950

U.S. Government Sponsored Agency Securities-26.50%

Federal Farm Credit Bank (FFCB)-5.44%

Federal Farm Credit Bank (1 mo. USD LIBOR + 0.00%)(b)	0.11%	03/17/2021	5,000	5,000,000
Federal Farm Credit Bank (SOFR + 0.08%)(b)	0.14%	06/10/2021	2,000	2,000,000
Federal Farm Credit Bank (SOFR + 0.08%)(b)	0.13%	07/09/2021	4,000	4,000,000

Federal Farm Credit Bank (SOFR + 0.05%)(b)	0.10%	10/05/2021	40,000	39,998,789
Federal Farm Credit Bank (SOFR + 0.08%)(b)	0.14%	03/10/2022	4,000	4,000,000
Federal Farm Credit Bank (SOFR + 0.09%)(b)	0.15%	06/17/2022	10,000	10,000,000
Federal Farm Credit Bank (SOFR + 0.04%)(b)	0.09%	07/11/2022	15,000	14,998,271

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

4 Invesco Government Money Market Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Federal Farm Credit Bank (FFCB)-(continued)

Federal Farm Credit Bank (SOFR + 0.15%)(b)	0.18%	07/28/2022	$6,000	$ 6,000,000
Federal Farm Credit Bank (SOFR + 0.07%)(b)	0.10%	08/11/2022	20,000	19,999,992
Federal Farm Credit Bank (SOFR + 0.04%)(b)	0.06%	08/22/2022	10,000	9,999,625
Federal Farm Credit Bank (SOFR + 0.03%)(b)	0.06%	10/12/2022	18,000	17,999,116
Federal Farm Credit Bank (SOFR + 0.08%)(b)	0.13%	10/14/2022	16,000	16,000,000
Federal Farm Credit Bank (SOFR + 0.07%)(b)	0.09%	11/18/2022	8,000	8,000,000
Federal Farm Credit Bank (SOFR + 0.06%)(b)	0.08%	12/01/2022	14,000	14,000,000
Federal Farm Credit Bank (SOFR + 0.06%)(b)	0.10%	01/20/2023	16,000	16,000,000
Federal Farm Credit Bank (SOFR + 0.06%)(b)	0.09%	02/09/2023	12,000	12,000,000
				199,995,793

Federal Home Loan Bank (FHLB)-17.02%

Federal Home Loan Bank(a)	0.09%	03/03/2021	4,000	3,999,980
Federal Home Loan Bank(a)	0.09%	03/05/2021	10,000	9,999,900
Federal Home Loan Bank (SOFR + 0.13%)(b)	0.19%	03/11/2021	15,000	15,000,000
Federal Home Loan Bank (SOFR + 0.07%)(b)	0.13%	03/12/2021	40,000	40,000,000
Federal Home Loan Bank (SOFR + 0.11%)(b)	0.17%	03/25/2021	40,000	40,000,000
Federal Home Loan Bank (SOFR + 0.01%)(b)	0.07%	04/05/2021	10,000	10,000,000
Federal Home Loan Bank (3 mo. USD LIBOR - 0.11%)(b)	0.12%	04/09/2021	12,000	12,000,000
Federal Home Loan Bank (SOFR + 0.17%)(b)	0.22%	04/09/2021	14,000	14,000,000
Federal Home Loan Bank (3 mo. USD LIBOR - 0.11%)(b)	0.12%	04/13/2021	5,000	5,000,000
Federal Home Loan Bank (3 mo. USD LIBOR - 0.14%)(b)	0.10%	04/14/2021	12,000	12,000,000
Federal Home Loan Bank (3 mo. USD LIBOR - 0.14%)(b)	0.09%	04/19/2021	16,000	16,000,000
Federal Home Loan Bank (SOFR + 0.03%)(b)	0.07%	04/21/2021	15,000	15,000,000
Federal Home Loan Bank (SOFR + 0.07%)(b)	0.11%	04/21/2021	20,000	20,000,000
Federal Home Loan Bank (SOFR + 0.01%)(b)	0.05%	05/04/2021	25,000	25,000,000
Federal Home Loan Bank (SOFR + 0.03%)(b)	0.07%	05/04/2021	50,000	50,000,000
Federal Home Loan Bank (SOFR + 0.16%)(b)	0.20%	05/07/2021	10,000	10,000,466
Federal Home Loan Bank	0.11%	05/10/2021	60,000	59,999,696
Federal Home Loan Bank	0.09%	05/14/2021	20,000	20,000,000
Federal Home Loan Bank (SOFR + 0.02%)(b)	0.04%	05/19/2021	35,000	35,000,000
Federal Home Loan Bank(a)	0.09%	06/23/2021	20,000	19,994,110
Federal Home Loan Bank (SOFR + 0.08%)(b)	0.13%	07/08/2021	9,250	9,250,487
Federal Home Loan Bank (SOFR + 0.10%)(b)	0.15%	07/09/2021	25,000	25,000,000
Federal Home Loan Bank (SOFR + 0.08%)(b)	0.12%	07/23/2021	10,000	10,000,000
Federal Home Loan Bank (SOFR + 0.14%)(b)	0.17%	08/18/2021	5,000	5,000,000
Federal Home Loan Bank (SOFR + 0.06%)(b)	0.08%	08/24/2021	5,000	5,000,000
Federal Home Loan Bank (SOFR + 0.02%)(b)	0.05%	09/02/2021	30,000	30,000,000
Federal Home Loan Bank (SOFR + 0.09%)(b)	0.15%	09/10/2021	5,000	5,000,000
Federal Home Loan Bank (SOFR + 0.15%)(b)	0.18%	11/15/2021	3,000	3,000,000
Federal Home Loan Bank (SOFR + 0.07%)(b)	0.11%	04/28/2022	20,000	20,000,000
Federal Home Loan Bank (SOFR + 0.13%)(b)	0.17%	08/05/2022	5,000	5,000,000
Federal Home Loan Bank (SOFR + 0.09%)(b)	0.12%	08/19/2022	35,000	35,001,480
Federal Home Loan Bank (SOFR + 0.09%)(b)	0.15%	09/08/2022	10,000	10,000,000
Federal Home Loan Bank (SOFR + 0.09%)(b)	0.14%	10/05/2022	20,000	20,000,000
Federal Home Loan Bank (SOFR + 0.06%)(b)	0.12%	12/08/2022	10,000	10,000,000
				625,246,119

Federal Home Loan Mortgage Corp. (FHLMC)-1.61%

Federal Home Loan Mortgage Corp. (SOFR + 0.12%)(b)	0.18%	06/04/2021	8,000	8,000,000
Federal Home Loan Mortgage Corp. (SOFR + 0.32%)(b)	0.38%	09/30/2021	10,000	10,000,000
Federal Home Loan Mortgage Corp. (SOFR + 0.07%)(b)	0.10%	08/12/2022	26,000	26,000,000
Federal Home Loan Mortgage Corp. (SOFR + 0.09%)(b)	0.15%	09/16/2022	15,000	15,000,000
				59,000,000

Federal National Mortgage Association (FNMA)-1.80%

Federal National Mortgage Association (SOFR + 0.25%)(b)	0.31%	03/24/2021	20,000	20,000,000
Federal National Mortgage Association (SOFR + 0.21%)(b)	0.26%	07/01/2021	5,000	5,000,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5 Invesco Government Money Market Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Federal National Mortgage Association (FNMA)-(continued)

Federal National Mortgage Association (SOFR + 0.23%)(b)	0.28%	07/06/2021	$19,000	$ 19,000,000
Federal National Mortgage Association (SOFR + 0.30%)(b)	0.35%	01/07/2022	17,000	17,000,000
Federal National Mortgage Association (SOFR + 0.20%)(b)	0.26%	06/15/2022	5,000	5,000,000
				66,000,000

U.S. International Development Finance Corp. (DFC)-0.63%

U.S. International Development Finance Corp. VRD Bonds (3 mo. U.S. Treasury Bill Rate)(c)	0.10%	06/15/2025	4,500	4,500,000
U.S. International Development Finance Corp. VRD Bonds (3 mo. U.S. Treasury Bill Rate)(c)	0.10%	02/15/2028	15,534	15,533,978
U.S. International Development Finance Corp. VRD Bonds (3 mo. U.S. Treasury Bill Rate)(c)	0.10%	10/15/2040	3,200	3,200,000
				23,233,978
Total U.S. Government Sponsored Agency Securities (Cost $973,475,890)				973,475,890
TOTAL INVESTMENTS IN SECURITIES (excluding Repurchase Agreements)-62.90% (Cost $2,310,307,840)				2,310,307,840

			Repurchase Amount
Repurchase Agreements-39.07%(d)

ABN AMRO Bank N.V., joint agreement dated 02/26/2021, aggregate maturing value of $400,001,000 (collateralized by domestic agency mortgage-backed securities and U.S. Treasury obligations valued at $408,000,000; 0.75% - 5.57%; 01/31/2023 - 12/01/2050)	0.03%	03/01/2021	150,000,375	150,000,000
BNP Paribas Securities Corp., joint agreement dated 02/26/2021, aggregate maturing value of $2,500,006,250 (collateralized by domestic agency mortgage-backed securities, U.S. government sponsored agency obligations and U.S. Treasury obligations valued at $2,550,000,004; 0.00% - 7.50%; 03/16/2021 - 10/20/2067)	0.03%	03/01/2021	175,000,438	175,000,000
BNP Paribas Securities Corp., joint term agreement dated 01/29/2021, aggregate maturing value of $1,000,068,889 (collateralized by U.S. government sponsored agency obligations, domestic agency mortgage-backed securities and U.S. Treasury obligations valued at $1,020,000,000; 0.00% - 7.50%; 04/08/2021 - 02/20/2069)(e)	0.08%	03/01/2021	95,006,544	95,000,000
BofA Securities, Inc., joint term agreement dated 01/28/2021, aggregate maturing value of $495,042,075 (collateralized by domestic agency mortgage-backed securities valued at $504,900,000; 0.47% - 4.50%; 06/01/2035 - 05/01/2058)(e)	0.09%	03/03/2021	50,004,250	50,000,000
BofA Securities, Inc., joint term agreement dated 02/24/2021, aggregate maturing value of $400,020,000 (collateralized by domestic agency mortgage-backed securities valued at $408,000,000; 1.50% - 5.00%; 08/01/2033 - 03/01/2051)(e)	0.06%	03/26/2021	40,002,000	40,000,000
Goldman Sachs & Co., term agreement dated 02/25/2021, maturing value of $40,000,389 (collateralized by domestic agency mortgage-backed securities valued at $40,800,001; 0.71% - 3.90%; 11/25/2027 - 02/16/2052)(e)	0.05%	03/04/2021	40,000,389	40,000,000
ING Financial Markets, LLC, joint term agreement dated 02/08/2021, aggregate maturing value of $300,019,333 (collateralized by domestic agency mortgage-backed securities and U.S. Treasury obligations valued at $306,000,130; 0.00% - 5.50%; 01/27/2022 - 05/01/2058)	0.08%	03/09/2021	25,001,611	25,000,000
ING Financial Markets, LLC, term agreement dated 02/16/2021, maturing value of $25,001,750 (collateralized by domestic agency mortgage-backed securities and a U.S. Treasury obligation valued at $25,500,096; 0.00% - 5.00%; 01/27/2022 - 02/01/2051)	0.09%	03/16/2021	25,001,750	25,000,000
J.P. Morgan Securities LLC, joint open agreement dated 03/27/2020 (collateralized by U.S. Treasury obligations valued at $867,000,271; 0.13% - 6.75%; 03/31/2022 - 05/15/2050)(f)	0.03%	-	-	15,000,000
J.P. Morgan Securities LLC, joint open agreement dated 05/02/2019 (collateralized by domestic agency mortgage-backed securities and U.S. Treasury obligations valued at $510,000,097; 0.00% - 6.50%; 12/31/2021 - 03/01/2051)(f)	0.04%	-	-	28,000,000
J.P. Morgan Securities LLC, joint open agreement dated 05/15/2019 (collateralized by domestic agency mortgage-backed securities and U.S. Treasury obligations valued at $295,800,000; 0.00% - 8.50%; 03/25/2021 - 10/15/2062)(f)	0.08%	-	-	15,000,000
J.P. Morgan Securities LLC, joint open agreement dated 10/15/2019 (collateralized by domestic agency mortgage-backed securities and a U.S. Treasury obligation valued at $408,000,105; 0.28% - 8.13%; 04/25/2021 - 02/25/2051)(f)	0.05%	-	-	25,000,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6 Invesco Government Money Market Fund

	Interest Rate	Maturity Date	Repurchase Amount	Value

Lloyds Bank PLC, joint term agreement dated 01/22/2021, aggregate maturing value of $500,200,000 (collateralized by U.S. Treasury obligations valued at $510,022,417; 1.50% - 6.00%; 12/31/2023 - 09/30/2026)	0.16%	04/26/2021	$40,016,000	$40,000,000
Lloyds Bank PLC, joint term agreement dated 01/27/2021, aggregate maturing value of $500,186,667 (collateralized by U.S. Treasury obligations valued at $509,777,929; 1.50% - 6.00%; 05/15/2021 - 08/15/2043)	0.16%	04/23/2021	25,009,333	25,000,000
Metropolitan Life Insurance Co., joint term agreement dated 02/24/2021, aggregate maturing value of $317,510,504 (collateralized by U.S. Treasury obligations valued at $328,491,333; 0.00% - 0.13%; 12/31/2022 - 11/15/2045)(e)	0.06%	03/03/2021	25,003,042	25,002,750
Mitsubishi UFJ Trust & Banking Corp., joint term agreement dated 02/24/2021, aggregate maturing value of $1,005,259,773 (collateralized by U.S. Treasury obligations valued at $1,026,464,724; 1.13% - 1.50%; 02/28/2025 - 02/15/2030)(e)	0.05%	03/03/2021	59,775,581	59,775,000
RBC Capital Markets LLC, agreement dated 02/26/2021, maturing value of $100,000,167 (collateralized by domestic agency mortgage-backed securities and U.S. Treasury obligations valued at $102,000,087; 0.13% - 5.00%; 07/25/2022 - 08/20/2065)	0.02%	03/01/2021	100,000,167	100,000,000
RBC Capital Markets LLC, joint term agreement dated 02/26/2021, aggregate maturing value of $1,250,000,000 (collateralized by a foreign corporate obligation, domestic agency mortgage-backed securities, U.S. government sponsored agency obligations and U.S. Treasury obligations valued at $1,275,000,266; 0.13% - 9.68%; 02/28/2021 - 08/20/2065)(b)(e)	0.13%	04/28/2021	85,000,000	85,000,000
RBC Dominion Securities Inc., joint agreement dated 02/26/2021, aggregate maturing value of $2,000,005,000 (collateralized by domestic agency mortgage-backed securities and U.S. Treasury obligations valued at $2,040,000,034; 0.00% - 6.25%; 02/28/2021 - 02/01/2051)	0.03%	03/01/2021	200,000,500	200,000,000
Societe Generale, joint open agreement dated 08/05/2020 (collateralized by U.S. Treasury obligations valued at $1,530,000,094; 0.00% - 8.13%; 02/28/2021 - 05/15/2050)(f)	0.03%	-	-	15,000,000
Sumitomo Mitsui Banking Corp., joint agreement dated 02/26/2021, aggregate maturing value of $800,001,333 (collateralized by domestic agency mortgage-backed securities and U.S. Treasury obligations valued at $816,000,060; 1.63% - 5.00%; 08/15/2022 - 11/20/2050)	0.02%	03/01/2021	202,399,189	202,398,852

Total Repurchase Agreements (Cost $1,435,176,602)				1,435,176,602

TOTAL INVESTMENTS IN SECURITIES(g)-101.97% (Cost $3,745,484,442)				3,745,484,442

OTHER ASSETS LESS LIABILITIES-(1.97)%				(72,433,381)

NET ASSETS-100.00%				$3,673,051,061

Investment Abbreviations:

LIBOR	-London Interbank Offered Rate
SOFR	-Secured Overnight Financing Rate
USD	-U.S. Dollar
VRD	-Variable Rate Demand

Notes to Schedule of Investments:

(a)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(b)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2021.
(c)

Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically based on current market interest rates. Rate shown is the rate in effect on February 28, 2021.

(d)	Principal amount equals value at period end. See Note 1I.
(e)	The Fund may demand payment of the term repurchase agreement upon one to seven business days’ notice depending on the timing of the demand.
(f)	Either party may terminate the agreement upon demand. Interest rates, principal amount and collateral are redetermined daily.
(g)	Also represents cost for federal income tax purposes.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7 Invesco Government Money Market Fund

Statement of Assets and Liabilities

February 28, 2021

Assets:

Investments in securities, excluding repurchase agreements, at value and cost	$2,310,307,840
Repurchase agreements, at value and cost	1,435,176,602
Receivable for:
Investments sold	33,000,000
Fund shares sold	14,161,862
Interest	2,890,655
Investment for trustee deferred compensation and retirement plans	412,588
Other assets	278,986
Total assets	3,796,228,533

Liabilities:

Payable for:
Investments purchased	105,501,000
Fund shares reacquired	16,181,880
Amount due custodian	556,698
Dividends	354
Accrued fees to affiliates	400,069
Accrued trustees’ and officers’ fees and benefits	3,927
Accrued operating expenses	77,294
Trustee deferred compensation and retirement plans	456,250
Total liabilities	123,177,472
Net assets applicable to shares outstanding	$3,673,051,061

Net assets consist of:

Shares of beneficial interest	$3,672,893,550
Distributable earnings	157,511
$3,673,051,061

Net Assets:

Invesco Cash Reserve	$2,699,457,218
Class A	$401,228,982
Class AX	$74,001,425
Class C	$144,331,071
Class CX	$369,268
Class R	$183,057,336
Class Y	$55,812,915
Investor Class	$114,665,374
Class R6	$127,472

Shares outstanding, no par value, unlimited number of shares authorized:

Invesco Cash Reserve	2,699,575,940
Class A	401,247,884
Class AX	74,004,878
Class C	144,337,949
Class CX	369,284
Class R	183,065,765
Class Y	55,815,457
Investor Class	114,671,044
Class R6	127,477
Net asset value and offering price per share for each class	$1.00

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8 Invesco Government Money Market Fund

Statement of Operations

For the year ended February 28, 2021

Investment income:

Interest	$10,056,337

Expenses:

Advisory fees	5,349,685

Administrative services fees	1,588,416

Custodian fees	36,502

Distribution fees:
Invesco Cash Reserve	4,026,288

Class A	658,749

Class AX	111,974

Class C	1,116,774

Class CX	4,001

Class R	590,268

Transfer agent fees - Invesco Cash Reserve, A, AX, C, CX, R, Y and Investor	4,709,514

Transfer agent fees - R6	95

Trustees’ and officers’ fees and benefits	57,654

Registration and filing fees	77,506

Reports to shareholders	323,491

Professional services fees	94,183

Other	89,569

Total expenses	18,834,669

Less: Fees waived and expense offset arrangement(s)	(10,642,620)

Net expenses	8,192,049

Net investment income	1,864,288

Net realized gain from unaffiliated investment securities	46,199

Net increase in net assets resulting from operations	$1,910,487

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9 Invesco Government Money Market Fund

Statement of Changes in Net Assets

For the years ended February 28, 2021 and February 29, 2020

	2021	2020

Operations:

Net investment income	$1,864,288	$34,932,076

Net realized gain	46,199	9,188

Net increase in net assets resulting from operations	1,910,487	34,941,264

Distributions to shareholders from distributable earnings:

Invesco Cash Reserve	(1,600,645)	(30,342,270)

Class A	(31,795)	-

Class AX	(46,020)	(1,262,786)

Class C	(17,050)	(350,056)

Class CX	(75)	(5,071)

Class R	(24,046)	(402,873)

Class Y	(44,686)	(572,434)

Investor Class	(99,944)	(2,011,585)

Class R6	(27)	(343)

Total distributions from distributable earnings	(1,864,288)	(34,947,418)

Share transactions-net:

Invesco Cash Reserve	293,307,446	1,106,837,803

Class A	401,127,580	-

Class AX	(2,164,991)	(4,941,382)

Class C	100,829,760	4,777,928

Class CX	(137,291)	(162,552)

Class R	150,735,224	6,425,067

Class Y	13,129,184	8,581,230

Investor Class	3,462,654	(14,679,384)

Class R6	107,237	8,026

Net increase in net assets resulting from share transactions	960,396,803	1,106,846,736

Net increase in net assets	960,443,002	1,106,840,582

Net assets:

Beginning of year	2,712,608,059	1,605,767,477

End of year	$3,673,051,061	$2,712,608,059

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10 Invesco Government Money Market Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (realized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets
Invesco Cash Reserve
Year ended 02/28/21	$1.00	$0.00	$(0.00)	$0.00	$(0.00)	$1.00	0.06%	$2,699,457	0.23	%(c)	0.50	%(c)	0.05	%(c)
Year ended 02/29/20	1.00	0.02	0.00	0.02	(0.02)	1.00	1.61	2,406,243	0.51		0.51		1.55
Year ended 02/28/19	1.00	0.02	(0.00)	0.02	(0.02)	1.00	1.50	1,299,414	0.58		0.58		1.52
Year ended 02/28/18	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.40	815,631	0.68		0.68		0.39
Year ended 02/28/17	1.00	0.00	0.00	0.00	(0.00)	1.00	0.06	841,039	0.43		0.68		0.06
Class A
Period ended 02/28/21(d)	1.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.01	401,229	0.20	(c)(e)	0.54	(c)(e)	0.08	(c)(e)
Class AX
Year ended 02/28/21	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.06	74,001	0.23	(c)	0.50	(c)	0.05	(c)
Year ended 02/29/20	1.00	0.02	0.00	0.02	(0.02)	1.00	1.61	76,169	0.51		0.51		1.55
Year ended 02/28/19	1.00	0.02	(0.00)	0.02	(0.02)	1.00	1.50	81,110	0.58		0.58		1.52
Year ended 02/28/18	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.40	91,906	0.68		0.68		0.39
Year ended 02/28/17	1.00	0.00	0.00	0.00	(0.00)	1.00	0.06	102,748	0.43		0.68		0.06
Class C
Year ended 02/28/21	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.02	144,331	0.23	(c)	1.11	(c)	0.05	(c)
Year ended 02/29/20	1.00	0.01	0.00	0.01	(0.01)	1.00	0.85	43,478	1.26		1.26		0.80
Year ended 02/28/19	1.00	0.01	(0.00)	0.01	(0.01)	1.00	0.76	38,700	1.31		1.33		0.79
Year ended 02/28/18	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.27	65,411	0.81		1.43		0.26
Year ended 02/28/17	1.00	0.00	0.00	0.00	(0.00)	1.00	0.05	88,605	0.43		1.43		0.06
Class CX
Year ended 02/28/21	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.02	369	0.29	(c)	1.25	(c)	(0.01	)(c)
Year ended 02/29/20	1.00	0.01	0.00	0.01	(0.01)	1.00	0.85	507	1.26		1.26		0.80
Year ended 02/28/19	1.00	0.01	(0.00)	0.01	(0.01)	1.00	0.77	669	1.31		1.33		0.79
Year ended 02/28/18	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.27	4,114	0.81		1.43		0.26
Year ended 02/28/17	1.00	0.00	0.00	0.00	(0.00)	1.00	0.05	4,959	0.43		1.43		0.06
Class R
Year ended 02/28/21	1.00	0.00	0.00	0.00	(0.00)	1.00	0.04	183,057	0.22	(c)	0.74	(c)	0.06	(c)
Year ended 02/29/20	1.00	0.01	0.00	0.01	(0.01)	1.00	1.35	32,297	0.76		0.76		1.30
Year ended 02/28/19	1.00	0.01	(0.00)	0.01	(0.01)	1.00	1.25	25,871	0.83		0.83		1.27
Year ended 02/28/18	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.27	27,387	0.80		0.93		0.27
Year ended 02/28/17	1.00	0.00	0.00	0.00	(0.00)	1.00	0.05	34,794	0.43		0.93		0.06
Class Y
Year ended 02/28/21	1.00	0.00	0.00	0.00	(0.00)	1.00	0.08	55,813	0.21	(c)	0.35	(c)	0.07	(c)
Year ended 02/29/20	1.00	0.02	0.00	0.02	(0.02)	1.00	1.76	42,686	0.36		0.36		1.70
Year ended 02/28/19	1.00	0.02	(0.00)	0.02	(0.02)	1.00	1.65	34,105	0.43		0.43		1.67
Year ended 02/28/18	1.00	0.01	(0.00)	0.01	(0.01)	1.00	0.55	30,080	0.53		0.53		0.54
Year ended 02/28/17	1.00	0.00	0.00	0.00	(0.00)	1.00	0.09	27,738	0.40		0.53		0.09
Investor Class
Year ended 02/28/21	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.08	114,665	0.21	(c)	0.35	(c)	0.07	(c)
Year ended 02/29/20	1.00	0.02	0.00	0.02	(0.02)	1.00	1.76	111,208	0.36		0.36		1.70
Year ended 02/28/19	1.00	0.02	(0.00)	0.02	(0.02)	1.00	1.65	125,886	0.43		0.43		1.67
Year ended 02/28/18	1.00	0.01	(0.00)	0.01	(0.01)	1.00	0.55	117,630	0.53		0.53		0.54
Year ended 02/28/17	1.00	0.00	0.00	0.00	(0.00)	1.00	0.09	123,466	0.40		0.53		0.09
Class R6
Year ended 02/28/21	1.00	0.00	0.00	0.00	(0.00)	1.00	0.10	127	0.18	(c)	0.31	(c)	0.10	(c)
Year ended 02/29/20	1.00	0.02	0.00	0.02	(0.02)	1.00	1.81	20	0.32		0.32		1.74
Year ended 02/28/19	1.00	0.02	(0.00)	0.02	(0.02)	1.00	1.80	12	0.36		0.38		1.74
Period ended 02/28/18(f)	1.00	0.01	(0.00)	0.01	(0.01)	1.00	0.69	10	0.37	(e)	0.37	(e)	0.70	(e)

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

Ratios are based on average daily net assets (000’s omitted) of $2,684,184, $418,888, $74,649, $146,117, $445, $147,567, $59,925, $124,102, and $95 for Invesco Cash Reserve Shares, Class A, Class AX, Class C, Class CX, Class R, Class Y, Investor Class, and Class R6 shares, respectively.

(d)	Commencement date of May 15, 2020.
(e)	Annualized.
(f)	Commencement date of April 04, 2017.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11 Invesco Government Money Market Fund

Notes to Financial Statements

February 28, 2021

NOTE 1–Significant Accounting Policies

Invesco Government Money Market Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to provide current income consistent with preservation of capital and liquidity.

The Fund currently consists of nine different classes of shares: Invesco Cash Reserve, Class A , Class AX, Class C, Class CX, Class R, Class Y, Investor Class and Class R6. Class A, Class AX and Class CX shares are closed to new investors. Class Y and Investor Class shares are available only to certain investors. Class C and Class CX shares are sold with a contingent deferred sales charges (“CDSC”). Invesco Cash Reserve, Class A, Class AX, Class R, Class Y, Investor Class and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Invesco Cash Reserve shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares. Effective November 30, 2020, the automatic conversion pursuant to the Conversion Feature changed from ten years to eight years. The first conversion of Class C and Class CX shares to Invesco Cash Reserve shares occurred at the end of December 2020 for all Class C and Class CX shares that were held for more than eight years as of November 30, 2020.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The Fund is a “government money market fund” as defined in Rule 2a-7 under the 1940 Act and seeks to maintain a stable or constant NAV of $1.00 per share using an amortized cost method of valuation. “Government money market funds” are required to invest at least 99.5% of their total assets in cash, Government Securities (as defined in the 1940 Act), and/ or repurchase agreements collateralized fully by cash or Government Securities. The Board of Trustees has elected not to subject the Fund to the liquidity fee and redemption gate requirement at this time, as permitted by Rule 2a-7.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.

Security Valuations – The Fund’s securities are recorded on the basis of amortized cost which approximates value as permitted by Rule 2a-7 under the 1940 Act. This method values a security at its cost on the date of purchase and, thereafter, assumes a constant amortization to maturity of any premiums or accretion of any discounts.

Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements.Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial

12 Invesco Government Money Market Fund

statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Repurchase Agreements - The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund’s pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Collateral consisting of U.S. Government Securities and U.S. Government Sponsored Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to procedures approved by the Board of Trustees, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment adviser or its affiliates (“Joint repurchase agreements”). The principal amount of the repurchase agreement is equal to the value at period-end. If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the collateral and loss of income.

J.

Other Risks - Investments in obligations issued by agencies and instrumentalities of the U.S. Government may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the Fund may not be able to recover its investment in such issuer from the U.S. Government.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of 0.15% of the Fund’s average daily net assets.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through May 31, 2021, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses after fee waivers and/or expense reimbursements (excluding certain items discussed below) of Invesco Cash Reserve, Class A, Class AX, Class C, Class CX, Class R, Class Y, Investor Class and Class R6 shares to 0.79%, 0.89%, 0.89%, 1.44%, 1.44%, 1.19%, 0.64%, 0.64% and 0.54%, respectively, of the Fund’s average daily net assets (the “expense limits”). Effective June 1, 2021 through, at least June 30, 2021, the Adviser has contractually agreed to the Fund’s waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses after fee waivers and/or expense reimbursements of Invesco Cash Reserve, Class A, Class AX, Class C, Class CX, Class R, Class Y, Investor Class and Class R6 shares to 1.40%, 1.25%, 1.40%, 1.25%, 2.15%, 1.25%, 1.25%, 1.25% and 1.25%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual operating expenses after fee waivers and/or expense reimbursements to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, Invesco and/or Invesco Distributors, Inc. (“IDI”) voluntarily waived fees and/or reimbursed expenses in order to increase the Fund’s yield. Voluntary fee waivers and/or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

For the year ended February 28, 2021, the Adviser voluntarily waived Fund level expenses of $4,865,016 and reimbursed class level expenses of $3,359,016, $0, $94,038, $86,882, $3,654, $15,276, $0, $0 and $0 for Invesco Cash Reserve, Class A, Class AX, Class C, Class CX, Class R, Class Y, Investor Class and Class R6 shares, respectively, in order to increase the yield.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Also, Invesco has entered into a sub-administration agreement whereby The Bank of New York Mellon (“BNY Mellon”) serves as custodian and fund accountant and provides certain administrative services to the Fund.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with IDI to serve as the distributor for the Invesco Cash Reserve, Class A, Class AX, Class C, Class CX, Class R, Class Y, Investor Class and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Invesco Cash Reserve, Class A, Class AX, Class C, Class CX and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.15% of the Fund’s average daily net assets of Invesco Cash Reserve shares, 0.75% of the Fund’s average daily net assets of Class C shares and 0.40% of the Fund’s average daily net assets of Class R shares. Prior to May 15, 2020, the rate for Class C shares was 0.90% of the Fund’s average daily net assets. The Fund, pursuant to the Plans, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.20% of the Fund’s average daily net assets of Class A shares, up to a maximum annual rate of 0.15% of the Fund’s average daily net assets of Class AX shares and up to a maximum annual rate of 0.90% of the average daily net assets of Class CX shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. Effective May 15, 2020, IDI contractually agreed, through at least June 30, 2021, to limit 12b-1 fees to 0.00% of average daily net assets for Class A, Class C and Class R shares. 12b-1 fees before fee waivers under this agreement are shown as Distribution fees in the Statement of Operations For the year ended February 28, 2021, 12b-1 fees incurred for Class A, Class C and Class R shares were $0, $125,383 and $31,966, respectively, after contractual waivers of $658,749, $991,391 and $558,302 for Class A, Class C and Class R shares, respectively.

CDSC are not recorded as expenses of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2021, IDI advised the Fund that IDI retained $47,648, $6,854, $29,113 and $395 from Invesco Cash Reserve Shares, Class A, Class C and Class CX shares, respectively, for CDSC imposed on redemptions by shareholders.

13 Invesco Government Money Market Fund

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of February 28, 2021, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2021, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $10,296.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with BNY Mellon, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended February 28, 2021 and February 29, 2020:

	2021	2020
Ordinary income*	$1,864,288	$34,947,418

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2021

Undistributed ordinary income	$527,889

Temporary book/tax differences	(370,378)

Shares of beneficial interest	3,672,893,550

Total net assets	$3,673,051,061

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of February 28, 2021.

NOTE 8–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of distributions, on February 28, 2021, undistributed net investment income was increased by $3,730 and undistributed net realized gain was decreased by $3,730. Further, as a result of tax deferrals acquired in the reorganization of Invesco Oppenheimer Government Cash Reserves Fund, undistributed net investment income was decreased by $136,572 and shares of beneficial interest was increased by $136,572. These reclassifications had no effect on the net assets of the Fund.

14 Invesco Government Money Market Fund

NOTE 9–Share Information

	Summary of Share Activity

	Years ended February 28,
	Year ended February 28, 2021(a)		Year ended February 29, 2020
	Shares	Amount	Shares	Amount

Sold:

Invesco Cash Reserve	3,427,519,770	$3,427,519,770	3,219,840,068	$3,219,840,068

Class A(b)	134,655,336	134,655,336	-	-

Class AX	13,358,152	13,358,152	9,084,309	9,084,309

Class C	160,645,349	160,645,349	62,381,745	62,381,745

Class CX	69,393	69,393	88,034	88,034

Class R	126,016,149	126,016,149	26,996,158	26,996,158

Class Y	72,123,028	72,123,028	52,296,157	52,296,157

Investor Class	63,786,957	63,786,957	35,406,235	35,406,235

Class R6	64,249	64,249	78,922	78,922

Issued as reinvestment of dividends:

Invesco Cash Reserve	1,600,523	1,600,523	27,747,430	27,747,430

Class A	23,660	23,660	-	-

Class AX	43,927	43,927	1,223,418	1,223,418

Class C	17,050	17,050	330,434	330,434

Class CX	56	56	4,961	4,961

Class R	24,046	24,046	402,873	402,873

Class Y	44,686	44,686	568,606	568,606

Investor Class	99,944	99,944	1,979,601	1,979,601

Class R6	15	15	152	152

Automatic Conversion of Class C and CX shares to Invesco Cash Reserve shares:

Invesco Cash Reserve	29,351,146	29,351,146	2,691,606	2,691,606

Class C	(29,199,920)	(29,199,920)	(2,504,019)	(2,504,019)

Class CX	(151,226)	(151,226)	(187,587)	(187,587)

Issued in connection with acquisitions:(c)

Class A	451,606,343	451,486,039	-	-

Class C	110,567,396	110,537,809	-	-

Class R	127,042,511	127,008,626	-	-

Class Y	358,538	358,442	-	-

Class R6	101,127	101,102	-	-

Reacquired:

Invesco Cash Reserve	(3,165,163,993)	(3,165,163,993)	(2,143,441,301)	(2,143,441,301)

Class A	(185,037,455)	(185,037,455)	-	-

Class AX	(15,567,070)	(15,567,070)	(15,249,109)	(15,249,109)

Class C	(141,170,528)	(141,170,528)	(55,430,232)	(55,430,232)

Class CX	(55,514)	(55,514)	(67,960)	(67,960)

Class R	(102,313,597)	(102,313,597)	(20,973,964)	(20,973,964)

Class Y	(59,396,972)	(59,396,972)	(44,283,533)	(44,283,533)

Investor Class	(60,424,247)	(60,424,247)	(52,065,220)	(52,065,220)

Class R6	(58,129)	(58,129)	(71,048)	(71,048)

Net increase in share activity	960,580,700	$960,396,803	1,106,846,736	$1,106,846,736

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 44% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)	Commencement date of May 15, 2020.
(c)

After the close of business on May 15, 2020, the Fund acquired all the net assets of Invesco Oppenheimer Government Cash Reserves Fund (the “Target Fund”) pursuant to a plan of reorganization approved by the Board of Trustees of the Fund on February 14, 2020. The reorganization was executed in order to reduce overlap and increase efficiencies in the Adviser’s product line. The acquisition was accomplished by a tax-free exchange of 689,675,915 shares of the Fund for 689,675,915 shares outstanding of the Target Fund as of the close of business on May 15, 2020. Shares of the Target Fund were exchanged for the like class of shares of the Fund, based on the relative net asset value of the Target Fund to the net asset value of the Fund on the close of business, May 15, 2020. The Target Fund’s net assets as of the close of business on May 15, 2020 of $689,492,018, including $0 of unrealized appreciation (depreciation), were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $3,297,363,876 and $3,986,855,894 immediately after the acquisition.

The pro forma results of operations for the year ended February 28, 2021 assuming the reorganization had been completed on March 1, 2020, the beginning of the annual reporting period are as follows:

15 Invesco Government Money Market Fund

Net investment income	$2,070,178
Net realized gain from investment securities	55,136
Net increase in net assets resulting from operations	$2,125,314

As the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that has been included in the Fund’s Statement of Operations since May 16, 2020.

NOTE 10–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

16 Invesco Government Money Market Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities Funds (Invesco Investment Securities Funds) and Shareholders of Invesco Government Money Market Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Government Money Market Fund (one of the funds constituting AIM Investment Securities Funds (Invesco Investment Securities Funds), referred to hereafter as the “Fund”) as of February 28, 2021, the related statement of operations for the year ended February 28, 2021, the statement of changes in net assets for each of the two years in the period ended February 28, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, TX

April 28, 2021

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

17 Invesco Government Money Market Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2020 through February 28, 2021.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value (09/01/20)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)
Class		Ending Account Value (02/28/21)[1]	Expenses Paid During Period	Ending Account Value (02/28/21)	Expenses Paid During Period	Annualized Expense Ratio
Invesco Cash Reserve	$1,000.00	$1,000.10	$0.69	$1,024.10	$0.70	0.14%
A	1,000.00	1,000.10	0.60	1,024.20	0.60	0.12
AX	1,000.00	1,000.10	0.69	1,024.10	0.70	0.14
C	1,000.00	1,000.10	0.79	1,024.00	0.80	0.16
CX	1,000.00	1,000.10	0.64	1,024.15	0.65	0.13
R	1,000.00	1,000.10	0.84	1,023.95	0.85	0.17
Y	1,000.00	1,000.10	0.69	1,024.10	0.70	0.14
Investor	1,000.00	1,000.10	0.69	1,024.10	0.70	0.14
R6	1,000.00	1,000.10	0.60	1,024.20	0.60	0.12

[1]

The actual ending account value is based on the actual total return of the Fund for the period September 1, 2020 through February 28, 2021, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

18 Invesco Government Money Market Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2021:

Federal and State Income Tax
Qualified Business Income*	0.00%
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
Business Interest Income*	66.97%
U.S. Treasury Obligations*	77.78%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Qualified Short-Term Gains	$3,731

19 Invesco Government Money Market Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of	Other
	Trustee		Funds in	Directorship(s)
Name, Year of Birth and	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	191	None

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1 Invesco Government Money Market Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson - 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	191	enaible, Inc. (artificial intelligence technology); Director, ISO New England, Inc. (non-profit organization managing regional electricity market)
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	191	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit); and President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields - 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	191	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	191	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization);Eisenhower Foundation (non-profit)
Eli Jones - 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	191	Insperity, Inc. (formerly known as Administaff) (human resources provider)

T-2 Invesco Government Money Market Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Elizabeth Krentzman - 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	191	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	191	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis - 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	191	None
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			191	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	191	Elucida Oncology (nanotechnology & medical particles company);

T-3 Invesco Government Money Market Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Ann Barnett Stern - 1957 Trustee	2017	President, Chief Executive Officer and Board member of Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest and Andrews and Kurth	191	Director and Audit Committee member of Federal Reserve Bank of Dallas; Trustee and Board Chair of Good Reason Houston (nonprofit); Trustee, Vice Chair, Chair of Nomination/Governance Committee, Chair of Personnel Committee of Holdsworth Center (nonprofit); Trustee and Investment Committee member of University of Texas Law School Foundation (nonprofit); Board Member of Greater Houston Partnership
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver - Daniels College of Business; and Managing Partner, KPMG LLP	191	None
Daniel S. Vandivort -1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	191	None
James D. Vaughn - 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	191	Board member and Chairmanof Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

T-4 Invesco Government Money Market Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC ; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A

T-5 Invesco Government Money Market Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

Formerly: Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

T-6 Invesco Government Money Market Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; and Chairman and Director, INVESCO Realty, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds);Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster - 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	Bank of New York Mellon
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	2 Hanson Place
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Brooklyn, NY 11217-1431

T-7 Invesco Government Money Market Fund

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings in various monthly and quarterly regulatory filings. The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) monthly on Form N-MFP. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. The most recent list of portfolio holdings is available at invesco.com/us. Shareholders can also look up the Fund’s Form N-MFP filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05686 and 033-39519	Invesco Distributors, Inc.	GMKT-AR-1

Annual Report to Shareholders	February 28, 2021

Invesco High Yield Fund
Nasdaq: A: AMHYX ∎ C: AHYCX ∎ Y: AHHYX ∎ Investor: HYINX ∎ R5: AHIYX ∎ R6: HYIFX

Management’s Discussion of Fund Performance

Performance summary

For the year ended February 28, 2021, Class A shares of Invesco High Yield Fund (the Fund), at net asset value (NAV), underperformed the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Cap Index, the Fund’s style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/29/20 to 2/28/21, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	6.86%
Class C Shares	6.06
Class Y Shares	7.12
Investor Class Shares	6.59
Class R5 Shares	7.21
Class R6 Shares	7.29
Bloomberg Barclays U.S. Aggregate Bond Index▼(Broad Market Index)	1.38
Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Cap Index▼ (Style-Specific Index)	9.31
Lipper High Current Yield Bond Funds Index∎ (Peer Group Index)	7.94
Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

Fixed-income markets began the year buoyed by positive economic data and the signing of the phase one US-China trade deal. However, initial optimism was dampened by the outbreak of the new coronavirus (COVID-19) that swiftly spread from China to other global regions. Global markets fell sharply as the human and economic cost of the COVID-19 pandemic mounted. As fear of a worldwide recession increased, the US Federal Reserve (the Fed) took aggressive action to support both the domestic and global economy by slashing rates to a range of 0.00% to 0.25%.1 The unemployment rate reached a peak of 14.7%2 while real gross domestic product (GDP) decreased at an annual rate of 31.4%3 in the second quarter of 2020.

    Many economies received fiscal stimulus and very significant monetary stimulus due to the impact of COVID-19. The massive monetary policy response created an environment in which investors embraced risk, and stocks rose globally after a deep rout in the first half of the year. Consequently, some countries were able to achieve some success in controlling the spread and were able to slowly reopen their economies in the third quarter. With a vaccine rollout at the end of 2020 and early 2021 the broader bond market, both developed and emerging, ended the year in positive territory.

The 10-year US Treasury yield continued to decline from the start of 2020 as the Fed adopted a more dovish stance and continued geopolitical uncertainty forced investors to seek higher quality fixed income instruments. Elevated volatility levels due to the COVID-19 pandemic and ensuing global recession led to a severe “risk-off” tone in the markets driving Treasury yields even lower but the swift monetary and fiscal response helped calm markets. Against this backdrop, the 10-year US Treasury yield ended the year at 1.40%, 26 basis points higher than at the beginning of the year.4 (A basis point is one one-hundredth of a percentage point.)

Against this backdrop, the high yield market experienced swift and severe drawdowns at the beginning of the year but quickly normalized following central bank interventions and ended the period with positive gains. The initial fallout from COVID-19 drove a wave of downgrades in the high yield market and pushed the par-weighted, trailing twelve months, high yield default rate to 6.05%; roughly 3% higher than the twenty-five year average of 3.04%.5 But as a result of the monetary policy support, and interest rates at near zero, high yield new issuance increased to the highest level on record with companies issuing $449.9 billion in high yield debt in 2020.5

The Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Cap Index, which measures the performance of the US high yield bond market and is the Fund’s style-specific index, generated a positive return for the year.6 Likewise, the Fund, at NAV, generated a positive return for the year.

During the year, the Fund benefited from its security selection in the retailers and construction machinery industries. The Fund had an underweight allocation to the oil field services and independent energy sectors relative to the style-specific index, which also contributed positively as the energy sector was hit particularly hard when lockdowns were put into effect and all non-essential travel ceased. The overweight allocation to the packaging industry was also beneficial to relative performance.

    During the period, the Fund used credit default swaps to hedge against a second market downturn as economies began to reopen in the second quarter. While COVID-19 cases did eventually increase, news of vaccine developments drove prices higher leading to underperformance of the Fund’s hedges. Security selection in the independent energy and leisure sectors also detracted from performance relative to the style-specific index as defaults in both of these sectors began to rise as a result of the COVID-19 induced shutdowns.

    During the year, we used derivatives to seek to mitigate overall portfolio risk. These instruments include credit default swaps (CDX), options on CDX (known as swaptions) and total return swaps, which offer greater efficiency and lower transaction costs than cash bonds. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. For the year, derivatives employed by the Fund had a small positive impact on the Fund.

    We also used currency-forward contracts during the year to seek to hedge currency exposure of our non-US dollar-denominated positions. The use of currency forward contracts had a negligible impact on the Fund’s performance.

    At the close of the year, the outlook appears positive for risk assets, including high yield, though we believe the upside is far more limited following the strong rally in both equities and credit spreads since the lows of mid-March 2020. We believe there will be an uneven but solid economic recovery as the vaccine gets rolled out. Of course, the speed and breadth of vaccinations will determine how quickly and to what extent the global economy can recover to pre-pandemic levels. As that unfolds, we’d expect a rotation in investor focus from technology and consumer non-cyclicals to sectors impacted by COVID-19. We believe further support is likely to come from a weaker dollar, still-low interest rates and an upward sloping yield curve which tends to support credit markets. Meanwhile, inflationary pressures are mounting, most evident in commodity prices. And, with fiscal stimulus in the outlook we expect rate-sensitive segments of fixed income to feel a greater pressure than high yield should interest rates rise in response. Importantly for high yield, the default outlook appears much more favorable with defaults potentially half what was experienced in 2020. We expect issuance to remain strong, though not at the record-breaking level seen in 2020, providing a solid technical backdrop. In short, the positive momentum leads us to have a constructive view on portfolio risk positioning though that view is significantly tempered by the tighter spreads and lesser compensation for taking on risk at current levels. We believe careful security selection will drive relative

2	Invesco High Yield Fund

performance in an environment less conducive to simply expressing a view on broad-based risk and that total returns will be more muted compared to the past couple of quarters.

We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed-income securities tends to fall. The risk may be greater in the current market environment because interest rates are near historic lows. The degree to which the value of fixed-income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics, such as price, maturity, duration and coupon and market forces, such as supply and demand for similar securities. We are monitoring interest rates and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility which may affect the value and/or liquidity of certain of the Fund’s investments.

Thank you for investing in Invesco High Yield Fund and for sharing our long-term investment horizon.

1	Source: US Federal Reserve

2	Source: US Bureau of Labor Statistics

3	Source: US Bureau of Economic Analysis

4	Source: US Department of the Treasury

5	Source: JP Morgan Markets

6	Source: Bloomberg Barclays

Portfolio manager(s):

Niklas Nordenfelt

Scott Roberts

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco High Yield Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 2/28/11

1  Source: RIMES Technologies Corp.

2  Source: Lipper Inc.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco High Yield Fund

Average Annual Total Returns
As of 2/28/21, including maximum applicable sales charges
Class A Shares
Inception (7/11/78)	7.24%
10 Years	4.56
5 Years	5.50
1 Year	2.21
Class C Shares
Inception (8/4/97)	3.62%
10 Years	4.38
5 Years	5.63
1 Year	5.06
Class Y Shares
Inception (10/3/08)	7.78%
10 Years	5.27
5 Years	6.68
1 Year	7.12
Investor Class Shares
Inception (9/30/03)	6.56%
10 Years	5.00
5 Years	6.39
1 Year	6.59
Class R5 Shares
Inception (4/30/04)	6.58%
10 Years	5.32
5 Years	6.74
1 Year	7.21
Class R6 Shares
10 Years	5.36%
5 Years	6.86
1 Year	7.29

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Investor Class, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco High Yield Fund

Supplemental Information

Invesco High Yield Fund’s investment objective is total return through growth of capital and current income.

∎	Unless otherwise stated, information presented in this report is as of February 28, 2021, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.
∎

The Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Cap Index is an unmanaged index considered representative of the US high-yield, fixed-rate corporate bond market. Index weights for each issuer are capped at 2%.

∎	The Lipper High Current Yield Bond Funds Index is an unmanaged index considered representative of high-yield bond funds tracked by Lipper.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco High Yield Fund

Fund Information

Portfolio Composition†

By credit quality	% of total investments
A	0.49%
BBB	7.90
BB	46.17
B	37.14
CCC	7.97
Non-Rated	1.52
Cash	(1.19)

†Source: Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non- Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Standard & Poor’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage.

Top Five Debt Issuers*

		% of total net assets
1.	CCO Holdings LLC/CCO Holdings Capital Corp.	2.23%
2.	Kraft Heinz Foods Co. (The)	2.05
3.	Centene Corp.	1.99
4.	Occidental Petroleum Corp.	1.94
5.	OneMain Finance Corp.	1.60

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of February 28, 2021.

7	Invesco High Yield Fund

Schedule of Investments(a)

February 28, 2021

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes–91.60%
Aerospace & Defense–1.26%
Bombardier, Inc. (Canada),
5.75%, 03/15/2022(b)	$1,901,000	$1,931,416
6.00%, 10/15/2022(b)	3,418,000	3,357,348
TransDigm UK Holdings PLC, 6.88%, 05/15/2026	4,677,000	4,931,312
TransDigm, Inc., 6.25%, 03/15/2026(b)	1,463,000	1,543,677
		11,763,753

Agricultural & Farm Machinery–0.78%
Titan International, Inc., 6.50%, 11/30/2023	7,421,000	7,282,635

Airlines–1.24%
Delta Air Lines, Inc., 7.00%, 05/01/2025(b)	6,161,000	7,182,959
7.38%, 01/15/2026	3,745,000	4,390,707
		11,573,666

Apparel Retail–1.02%
L Brands, Inc., 6.88%, 11/01/2035	3,630,000	4,409,288
6.75%, 07/01/2036	4,196,000	5,053,558
		9,462,846

Auto Parts & Equipment–1.08%
Clarios Global L.P., 6.75%, 05/15/2025(b)	1,147,000	1,233,117
Clarios Global L.P./Clarios US Finance Co., 8.50%, 05/15/2027(b)	2,529,000	2,732,964
Dana, Inc., 5.50%, 12/15/2024	1,236,000	1,259,948
5.38%, 11/15/2027	4,172,000	4,367,562
5.63%, 06/15/2028	479,000	509,122
		10,102,713

Automobile Manufacturers–3.48%
Allison Transmission, Inc., 3.75%, 01/30/2031(b)	6,776,000	6,492,255
Ford Motor Co., 8.50%, 04/21/2023	4,026,000	4,504,088
9.00%, 04/22/2025	1,433,000	1,735,449
9.63%, 04/22/2030	772,000	1,093,387
4.75%, 01/15/2043	2,204,000	2,237,391
Ford Motor Credit Co. LLC, 5.13%, 06/16/2025	1,418,000	1,533,213
3.38%, 11/13/2025	1,644,000	1,672,951
4.39%, 01/08/2026	2,323,000	2,456,201
5.11%, 05/03/2029	5,525,000	6,056,781
J.B. Poindexter & Co., Inc., 7.13%, 04/15/2026(b)	4,385,000	4,637,137
Motors Liquidation Co., 8.38%, 07/15/2033(c)(d)	14,770,000	0
		32,418,853

Automotive Retail–1.39%
Group 1 Automotive, Inc., 4.00%, 08/15/2028(b)	5,029,000	5,085,576

	Principal Amount	Value
Automotive Retail–(continued)
Lithia Motors, Inc., 5.25%, 08/01/2025(b)	$1,930,000	$2,000,165
4.63%, 12/15/2027(b)	1,157,000	1,217,020
4.38%, 01/15/2031(b)	579,000	609,036
Penske Automotive Group, Inc., 5.50%, 05/15/2026	3,959,000	4,085,193
		12,996,990

Broadcasting–0.57%
Gray Television, Inc., 7.00%, 05/15/2027(b)	4,851,000	5,305,781

Cable & Satellite–4.46%
CCO Holdings LLC/CCO Holdings Capital Corp.,
5.75%, 02/15/2026(b)	4,820,000	4,987,736
5.00%, 02/01/2028(b)	8,016,000	8,404,776
4.50%, 08/15/2030(b)	7,171,000	7,434,570
CSC Holdings LLC, 6.50%, 02/01/2029(b)	1,924,000	2,131,455
5.75%, 01/15/2030(b)	826,000	882,544
4.63%, 12/01/2030(b)	1,567,000	1,564,830
DISH DBS Corp., 5.88%, 11/15/2024	2,553,000	2,675,212
7.75%, 07/01/2026	2,600,000	2,864,589
DISH Network Corp., Conv., 3.38%, 08/15/2026	3,693,000	3,481,860
Intelsat Jackson Holdings S.A. (Luxembourg), 8.50%, 10/15/2024(b)(c)	3,410,000	2,224,684
UPC Holding B.V. (Netherlands), 5.50%, 01/15/2028(b)	4,749,000	4,894,438
		41,546,694

Casinos & Gaming–2.63%
CCM Merger, Inc., 6.38%, 05/01/2026(b)	4,429,000	4,705,812
Codere Finance 2 (Luxembourg) S.A. (Spain), 7.13% PIK Rate, 4.50% Cash Rate, 11/01/2023 (Acquired 11/01/2016; Cost $2,114,000)(b)(e)(f)	2,114,000	1,257,619
MGM Resorts International, 7.75%, 03/15/2022	4,762,000	5,032,839
6.00%, 03/15/2023	3,905,000	4,168,588
Mohegan Gaming & Entertainment, 8.00%, 02/01/2026(b)	4,792,000	4,744,080
Scientific Games International, Inc., 8.63%, 07/01/2025(b)	1,222,000	1,317,475
8.25%, 03/15/2026(b)	339,000	359,928
7.00%, 05/15/2028(b)	2,806,000	2,978,260
		24,564,601

Coal & Consumable Fuels–0.77%
SunCoke Energy Partners L.P./SunCoke Energy Partners Finance Corp., 7.50%, 06/15/2025(b)	6,868,000	7,140,488

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco High Yield Fund

	Principal Amount	Value
Construction & Engineering–0.51%
New Enterprise Stone & Lime Co., Inc., 6.25%, 03/15/2026(b)	$2,350,000	$2,424,906
9.75%, 07/15/2028(b)	2,047,000	2,302,875
		4,727,781

Consumer Finance–3.07%
Navient Corp., 7.25%, 01/25/2022	2,466,000	2,563,099
7.25%, 09/25/2023	5,428,000	5,899,557
5.00%, 03/15/2027	1,773,000	1,739,987
5.63%, 08/01/2033	3,922,000	3,595,984
OneMain Finance Corp., 5.38%, 11/15/2029	9,314,000	9,849,555
4.00%, 09/15/2030	5,148,000	5,003,650
		28,651,832

Copper–1.50%
First Quantum Minerals Ltd. (Zambia), 7.50%, 04/01/2025(b)	4,660,000	4,817,275
Freeport-McMoRan, Inc., 5.40%, 11/14/2034	7,427,000	9,214,122
		14,031,397

Data Processing & Outsourced Services–0.79%
Cardtronics, Inc./Cardtronics USA, Inc., 5.50%, 05/01/2025(b)	7,153,000	7,403,355

Department Stores–1.51%
Macy’s, Inc., 8.38%, 06/15/2025(b)	12,750,000	14,107,110

Distributors–0.74%
Core & Main Holdings L.P., 9.38% PIK Rate, 8.63% Cash Rate, 09/15/2024(b)(e)	6,738,000	6,861,912

Diversified Banks–1.09%
Credit Agricole S.A. (France), 8.13%(b)(g)(h)	3,981,000	4,823,388
Natwest Group PLC (United Kingdom), 6.00%(g)(h)	4,830,000	5,361,300
		10,184,688

Diversified Capital Markets–0.57%
Credit Suisse Group AG (Switzerland), 7.50%(b)(g)(h)	4,885,000	5,355,425

Diversified REITs–0.79%
Colony Capital, Inc., Conv., 5.00%, 04/15/2023	2,624,000	2,643,965
iStar, Inc., 4.75%, 10/01/2024 REIT	4,562,000	4,689,850
		7,333,815

Electric Utilities–1.27%
NextEra Energy Operating Partners L.P., 3.88%, 10/15/2026(b)	2,873,000	3,079,468
4.50%, 09/15/2027(b)	1,108,000	1,236,750
Talen Energy Supply LLC, 7.63%, 06/01/2028(b)	4,194,000	4,472,586
Vistra Operations Co. LLC, 5.00%, 07/31/2027(b)	2,911,000	3,048,545
		11,837,349

	Principal Amount	Value
Electrical Components & Equipment–0.80%
EnerSys, 5.00%, 04/30/2023(b)	$3,225,000	$3,390,459
4.38%, 12/15/2027(b)	180,000	190,350
Sensata Technologies B.V., 4.88%, 10/15/2023(b)	3,665,000	3,912,387
		7,493,196

Electronic Components–0.08%
Sensata Technologies, Inc., 3.75%, 02/15/2031(b)	737,000	740,685

Environmental & Facilities Services–0.81%
GFL Environmental, Inc. (Canada), 3.50%, 09/01/2028(b)	2,964,000	2,901,015
Waste Pro USA, Inc., 5.50%, 02/15/2026(b)	4,503,000	4,642,210
		7,543,225

Fertilizers & Agricultural Chemicals–0.40%
OCI N.V. (Netherlands), 4.63%, 10/15/2025(b)	3,557,000	3,693,678

Food Retail–2.08%
PetSmart, Inc./PetSmart Finance Corp., 7.75%, 02/15/2029(b)	1,769,000	1,899,464
SEG Holding LLC/SEG Finance Corp., 5.63%, 10/15/2028(b)	4,822,000	5,123,375
Simmons Foods, Inc., 5.75%, 11/01/2024(b)	5,436,000	5,615,931
Simmons Foods, Inc./Simmons Prepared Foods, Inc./Simmons Pet Food, Inc., 4.63%, 03/01/2029(b)	6,615,000	6,712,737
		19,351,507

Health Care Facilities–2.22%
Acadia Healthcare Co., Inc., 5.63%, 02/15/2023	2,000	2,000
6.50%, 03/01/2024	3,042,000	3,091,432
5.00%, 04/15/2029(b)	4,321,000	4,520,846
Encompass Health Corp., 4.75%, 02/01/2030	6,248,000	6,620,131
HCA, Inc., 5.38%, 02/01/2025	2,458,000	2,759,683
5.88%, 02/15/2026	699,000	808,883
5.38%, 09/01/2026	1,344,000	1,536,483
5.50%, 06/15/2047	1,056,000	1,351,410
		20,690,868

Health Care REITs–0.50%
Diversified Healthcare Trust, 4.38%, 03/01/2031	4,687,000	4,645,989

Health Care Services–4.82%
Akumin, Inc., 7.00%, 11/01/2025(b)	8,817,000	9,235,807
Community Health Systems, Inc., 6.63%, 02/15/2025(b)	2,318,000	2,442,017
8.00%, 03/15/2026(b)	4,268,000	4,561,212
8.00%, 12/15/2027(b)	1,879,000	2,063,377
DaVita, Inc., 4.63%, 06/01/2030(b)	2,104,000	2,142,135
3.75%, 02/15/2031(b)	9,550,000	9,118,531
Global Medical Response, Inc., 6.50%, 10/01/2025(b)	4,644,000	4,835,565

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco High Yield Fund

	Principal Amount	Value
Health Care Services–(continued)
Hadrian Merger Sub, Inc., 8.50%, 05/01/2026(b)	$5,422,000	$5,658,182
MEDNAX, Inc., 6.25%, 01/15/2027(b)	4,420,000	4,674,062
RP Escrow Issuer LLC, 5.25%, 12/15/2025(b)	179,000	185,489
		44,916,377

Home Furnishings–0.58%
Prestige Brands, Inc., 3.75%, 04/01/2031(b)	5,513,000	5,390,060

Homebuilding–1.24%
Ashton Woods USA LLC/Ashton Woods Finance Co., 9.88%, 04/01/2027(b)	4,016,000	4,532,297
Taylor Morrison Communities, Inc., 6.63%, 07/15/2027(b)	6,510,000	6,990,112
		11,522,409

Hotels, Resorts & Cruise Lines–0.50%
Carnival Corp., 10.50%, 02/01/2026(b)	4,011,000	4,667,801

Household Products–0.76%
Energizer Holdings, Inc., 4.75%, 06/15/2028(b)	479,000	490,256
4.38%, 03/31/2029(b)	6,623,000	6,616,377
		7,106,633

Independent Power Producers & Energy Traders–1.10%
Calpine Corp., 3.75%, 03/01/2031(b)	7,130,000	6,892,642
Clearway Energy Operating LLC, 4.75%, 03/15/2028(b)	3,172,000	3,393,057
		10,285,699

Industrial Machinery–1.69%
Cleaver-Brooks, Inc., 7.88%, 03/01/2023(b)	5,603,000	5,525,370
EnPro Industries, Inc., 5.75%, 10/15/2026	4,670,000	4,949,313
Mueller Industries, Inc., 6.00%, 03/01/2027	5,206,000	5,326,259
		15,800,942

Integrated Oil & Gas–1.94%
Occidental Petroleum Corp., 2.90%, 08/15/2024	2,233,000	2,175,902
8.50%, 07/15/2027	1,314,000	1,575,591
6.38%, 09/01/2028	2,230,000	2,479,481
6.13%, 01/01/2031	5,144,000	5,756,522
6.45%, 09/15/2036	437,000	498,836
6.20%, 03/15/2040	2,474,000	2,678,105
4.10%, 02/15/2047	3,430,000	2,921,931
		18,086,368

Integrated Telecommunication Services–2.81%
Altice France S.A. (France), 7.38%, 05/01/2026(b)	11,266,000	11,761,141
Embarq Corp., 8.00%, 06/01/2036	2,986,000	3,553,340
Frontier Communications Corp., 11.00%, 09/15/2025(c)	4,028,000	2,303,512
Level 3 Financing, Inc., 3.75%, 07/15/2029(b)	6,965,000	6,956,294

	Principal Amount	Value
Integrated Telecommunication Services–(continued)
Telecom Italia Capital S.A. (Italy), 7.20%, 07/18/2036	$1,289,000	$1,656,945
		26,231,232

Interactive Media & Services–1.06%
Cumulus Media New Holdings, Inc., 6.75%, 07/01/2026(b)	2,914,000	2,980,920
Diamond Sports Group LLC/Diamond Sports Finance Co., 5.38%, 08/15/2026(b)	3,230,000	2,288,294
Scripps Escrow II, Inc., 3.88%, 01/15/2029(b)	4,667,000	4,592,328
		9,861,542

Internet & Direct Marketing Retail–0.53%
QVC, Inc., 5.45%, 08/15/2034	4,667,000	4,947,020

Investment Banking & Brokerage–0.54%
NFP Corp., 6.88%, 08/15/2028(b)	4,874,000	5,039,375

IT Consulting & Other Services–0.53%
Gartner, Inc., 4.50%, 07/01/2028(b)	2,777,000	2,919,321
3.75%, 10/01/2030(b)	1,977,000	2,004,184
		4,923,505

Managed Health Care–1.99%
Centene Corp., 5.38%, 06/01/2026(b)	2,165,000	2,264,893
5.38%, 08/15/2026(b)	1,185,000	1,250,175
4.63%, 12/15/2029	1,697,000	1,833,261
3.00%, 10/15/2030	5,355,000	5,445,767
2.50%, 03/01/2031	8,014,000	7,761,158
		18,555,254

Metal & Glass Containers–0.74%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC, 3.25%, 09/01/2028(b)	4,600,000	4,600,000
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 5.25%, 04/30/2025(b)	2,179,000	2,301,776
		6,901,776

Movies & Entertainment–0.78%
Netflix, Inc., 5.88%, 11/15/2028	2,737,000	3,287,000
5.38%, 11/15/2029(b)	3,407,000	4,029,459
		7,316,459

Oil & Gas Drilling–2.66%
Global Partners L.P./GLP Finance Corp., 6.88%, 01/15/2029	4,728,000	5,138,745
Nabors Industries, Inc., 5.75%, 02/01/2025	6,051,000	4,814,327
NGL Energy Operating LLC/NGL Energy Finance Corp., 7.50%, 02/01/2026(b)	3,670,000	3,790,706
Precision Drilling Corp. (Canada), 7.75%, 12/15/2023	666,000	670,712
5.25%, 11/15/2024	2,437,000	2,283,164

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco High Yield Fund

	Principal Amount	Value
Oil & Gas Drilling–(continued)
Rockies Express Pipeline LLC, 4.80%, 05/15/2030(b)	$4,100,000	$4,264,492
6.88%, 04/15/2040(b)	3,158,000	3,505,380
Valaris PLC (Saudi Arabia), 7.75%, 02/01/2026(c)	3,841,000	379,299
		24,846,825

Oil & Gas Equipment & Services–1.67%
Bristow Group, Inc., 6.88%, 03/01/2028(b)	5,107,000	5,164,454
TechnipFMC PLC (United Kingdom), 6.50%, 02/01/2026(b)	5,073,000	5,315,957
USA Compression Partners L.P./USA Compression Finance Corp., 6.88%, 09/01/2027	4,858,000	5,109,110
		15,589,521

Oil & Gas Exploration & Production–6.94%
Aethon United BR L.P./Aethon United Finance Corp., 8.25%, 02/15/2026(b)	11,731,000	12,229,567
Ascent Resources Utica Holdings LLC/ARU Finance Corp., 9.00%, 11/01/2027(b)	2,910,000	3,732,075
8.25%, 12/31/2028(b)	604,000	629,293
CNX Resources Corp., 7.25%, 03/14/2027(b)	4,247,000	4,549,599
Comstock Resources, Inc., 9.75%, 08/15/2026	4,153,000	4,538,565
Genesis Energy L.P./Genesis Energy Finance Corp., 6.25%, 05/15/2026	3,789,000	3,597,182
7.75%, 02/01/2028	1,313,000	1,298,504
Hilcorp Energy I L.P./Hilcorp Finance Co., 6.25%, 11/01/2028(b)	4,346,000	4,544,286
5.75%, 02/01/2029(b)	1,556,000	1,588,092
Northern Oil and Gas, Inc., 8.13%, 03/01/2028(b)	7,264,000	7,175,561
QEP Resources, Inc., 5.25%, 05/01/2023	1,458,000	1,548,761
5.63%, 03/01/2026	3,817,000	4,299,392
Range Resources Corp., 8.25%, 01/15/2029(b)	7,150,000	7,697,511
SM Energy Co., 10.00%, 01/15/2025(b)	3,428,000	3,862,945
6.75%, 09/15/2026	1,585,000	1,505,552
6.63%, 01/15/2027	1,985,000	1,875,825
		64,672,710

Oil & Gas Refining & Marketing–0.59%
Calumet Specialty Products Partners L.P./Calumet Finance Corp., 7.63%, 01/15/2022	1,825,000	1,822,290
9.25%, 07/15/2024(b)	3,360,000	3,679,200
		5,501,490

Oil & Gas Storage & Transportation–2.63%
Antero Midstream Partners L.P./Antero Midstream Finance Corp., 5.75%, 03/01/2027(b)	397,000	399,233
5.75%, 01/15/2028(b)	4,687,000	4,733,870

	Principal Amount	Value
Oil & Gas Storage & Transportation–(continued)
Blue Racer Midstream LLC/Blue Racer Finance Corp., 7.63%, 12/15/2025(b)	$3,898,000	$4,198,477
EQM Midstream Partners L.P., 5.50%, 07/15/2028	3,932,000	4,058,335
Holly Energy Partners L.P./Holly Energy Finance Corp., 5.00%, 02/01/2028(b)	4,551,000	4,593,484
NGL Energy Partners L.P./NGL Energy Finance Corp., 7.50%, 04/15/2026	3,054,000	2,513,824
Targa Resources Partners L.P./Targa Resources Partners Finance Corp., 5.88%, 04/15/2026	2,465,000	2,571,426
5.50%, 03/01/2030	697,000	746,006
4.88%, 02/01/2031(b)	728,000	747,656
		24,562,311

Other Diversified Financial Services–0.51%
eG Global Finance PLC (United Kingdom), 6.75%, 02/07/2025(b)	3,100,000	3,189,435
8.50%, 10/30/2025(b)	1,474,000	1,564,725
		4,754,160

Packaged Foods & Meats–3.33%
JBS USA LUX S.A./JBS USA Food Co./JBS USA Finance, Inc., 5.50%, 01/15/2030(b)	3,943,000	4,421,089
Kraft Heinz Foods Co. (The), 6.88%, 01/26/2039	2,800,000	3,935,012
5.00%, 06/04/2042	2,720,000	3,208,184
4.88%, 10/01/2049	4,000,000	4,690,559
5.50%, 06/01/2050	5,695,000	7,352,134
Pilgrim’s Pride Corp., 5.88%, 09/30/2027(b)	2,427,000	2,606,841
Post Holdings, Inc., 5.63%, 01/15/2028(b)	2,469,000	2,596,400
4.63%, 04/15/2030(b)	2,189,000	2,224,571
		31,034,790

Paper Products–1.19%
Mercer International, Inc. (Germany), 5.13%, 02/01/2029(b)	4,674,000	4,744,998
Schweitzer-Mauduit International, Inc., 6.88%, 10/01/2026(b)	5,903,000	6,302,810
		11,047,808

Pharmaceuticals–2.37%
AdaptHealth LLC, 4.63%, 08/01/2029(b)	2,658,000	2,665,549
Bausch Health Americas, Inc., 9.25%, 04/01/2026(b)	2,442,000	2,710,009
Bausch Health Cos., Inc., 9.00%, 12/15/2025(b)	3,216,000	3,508,125
5.75%, 08/15/2027(b)	1,021,000	1,102,042
6.25%, 02/15/2029(b)	2,818,000	3,007,201
Endo DAC/Endo Finance LLC/Endo Finco, Inc., 9.50%, 07/31/2027(b)	1,933,000	2,180,666
Par Pharmaceutical, Inc., 7.50%, 04/01/2027(b)	6,461,000	6,954,039
		22,127,631

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco High Yield Fund

	Principal Amount	Value
Publishing–0.75%
Meredith Corp., 6.88%, 02/01/2026	$6,863,000	$7,015,462

Railroads–0.50%
Kenan Advantage Group, Inc. (The), 7.88%, 07/31/2023(b)	4,727,000	4,696,960

Research & Consulting Services–0.29%
Dun & Bradstreet Corp. (The), 6.88%, 08/15/2026(b)	1,426,000	1,528,494
10.25%, 02/15/2027(b)	1,042,000	1,168,149
		2,696,643

Restaurants–0.78%
1011778 BC ULC/New Red Finance, Inc. (Canada), 4.00%, 10/15/2030(b)	5,745,000	5,609,705
IRB Holding Corp., 7.00%, 06/15/2025(b)	791,000	859,884
6.75%, 02/15/2026(b)	811,000	836,344
		7,305,933

Security & Alarm Services–0.47%
Brink’s Co. (The), 5.50%, 07/15/2025(b)	478,000	503,991
4.63%, 10/15/2027(b)	3,723,000	3,843,681
		4,347,672

Specialized Consumer Services–0.65%
ServiceMaster Co. LLC (The), 7.45%, 08/15/2027	5,036,000	6,022,754

Specialized REITs–0.83%
Rayonier A.M. Products, Inc., 5.50%, 06/01/2024(b)	3,102,000	2,959,308
7.63%, 01/15/2026(b)	4,469,000	4,776,244
		7,735,552

Specialty Chemicals–0.38%
GCP Applied Technologies, Inc., 5.50%, 04/15/2026(b)	3,448,000	3,560,267

Steel–1.26%
Cleveland-Cliffs, Inc., 9.88%, 10/17/2025(b)	2,048,000	2,396,160
6.25%, 10/01/2040	1,256,000	1,220,625
Commercial Metals Co., 3.88%, 02/15/2031	7,095,000	7,103,869
United States Steel Corp., 6.88%, 03/01/2029	1,043,000	1,024,095
		11,744,749

Systems Software–1.83%
Boxer Parent Co., Inc., 9.13%, 03/01/2026(b)	3,822,000	4,070,430
Camelot Finance S.A., 4.50%, 11/01/2026(b)	7,983,000	8,297,331
Crowdstrike Holdings, Inc., 3.00%, 02/15/2029	4,681,000	4,686,851
		17,054,612

	Principal Amount	Value
Technology Hardware, Storage & Peripherals–0.49%
Dell International LLC/EMC Corp., 7.13%, 06/15/2024(b)	$3,270,000	$3,387,066
8.10%, 07/15/2036(b)	765,000	1,137,724
		4,524,790

Textiles–0.45%
Eagle Intermediate Global Holding B.V./Ruyi US Finance LLC (China), 7.50%, 05/01/2025(b)	4,761,000	4,165,875

Thrifts & Mortgage Finance–0.27%
NMI Holdings, Inc., 7.38%, 06/01/2025(b)	2,196,000	2,484,653

Trading Companies & Distributors–0.34%
AerCap Global Aviation Trust (Ireland), 6.50%, 06/15/2045(b)(g)	3,073,000	3,211,715

Wireless Telecommunication Services–1.40%
Sprint Corp., 7.88%, 09/15/2023	8,467,000	9,786,158
7.63%, 02/15/2025	1,428,000	1,701,105
7.63%, 03/01/2026	1,250,000	1,536,744
		13,024,007

Total U.S. Dollar Denominated Bonds & Notes
(Cost $832,045,260)		854,094,174

Variable Rate Senior Loan Interests–6.35%(i)
Food Distributors–0.57%
United Natural Foods, Inc., Term Loan B, -%, 10/22/2025(j)	5,330,000	5,355,531

Health Care Services–1.45%
Global Medical Response, Inc., Term Loan, 5.75% (1 mo. USD LIBOR + 4.75%), 10/02/2025(k)	4,524,000	4,536,735
Radiology Partners, Inc., First Lien Term Loan B, 4.37% (1 mo. USD LIBOR + 4.25%), 07/09/2025(k)	4,525,000	4,518,416
Surgery Center Holdings, Inc., Term Loan, 4.25% (1 mo. USD LIBOR + 3.25%), 09/02/2024(k)	4,524,000	4,513,482
		13,568,633

Metal & Glass Containers–0.98%
Flex Acquisition Co., Inc., Incremental Term Loan B, 3.24% (3 mo. USD LIBOR + 3.00%), 06/29/2025(k)	4,575,000	4,548,716
Graham Packaging Co., Inc., Term Loan, 3.75% (1 mo. USD LIBOR + 3.00%), 07/29/2027(k)	4,575,000	4,590,601
		9,139,317

Oil & Gas Exploration & Production–0.20%
Ascent Resources Utica Holdings LLC, Term Loan, 10.00% (3 mo. USD LIBOR + 9.00%), 11/01/2025(k)	1,686,000	1,885,513

Paper Products–0.50%
Schweitzer-Mauduit International, Inc. (SWM International), Term Loan B, -%, 02/23/2028(d)(j)	4,633,332	4,633,332

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco High Yield Fund

	Principal Amount	Value
Pharmaceuticals–0.77%
Bausch Health Americas, Inc. (Canada), First Lien Incremental Term Loan, 2.86% (1 mo. USD LIBOR + 2.75%), 11/27/2025(k)	$ 7,149,321	$7,155,470

Railroads–0.59%
Kenan Advantage Group, Inc. (The), Term Loan, 4.00% (1 mo. USD LIBOR + 3.00%), 07/29/2022(k)	1,062,477	1,057,079

4.00% (1 mo. USD LIBOR + 3.00%), 07/29/2022(k)	4,467,943	4,445,246

		5,502,325

Restaurants–0.57%
IRB Holding Corp., First Lien Term Loan B, -%, 12/01/2027(j)	5,335,000	5,363,089

Specialty Stores–0.50%
PetSmart, Inc., First Lien Term Loan B, 4.50% (3 mo. USD LIBOR + 3.75%), 01/28/2028(k)	4,588,667	4,626,661

Systems Software–0.22%
Boxer Parent Co., Inc., Term Loan, 3.90% (1 mo. USD LIBOR + 3.75%), 10/02/2025(k)	2,017,641	2,022,100

Total Variable Rate Senior Loan Interests (Cost $58,857,250)		59,251,971

Non-U.S. Dollar Denominated Bonds & Notes–1.98%(l)
Building Products–0.50%
Maxeda DIY Holding B.V. (Netherlands), 5.88%, 10/01/2026(b)	EUR 3,741,000	4,658,510

Casinos & Gaming–0.16%
Codere Finance 2 (Luxembourg) S.A. (Spain), 10.75%, 09/30/2023 (Acquired 07/24/2020-10/02/2020; Cost $1,327,374)(b)(f)(m)	EUR 1,190,000	1,521,953

Diversified Banks–0.66%
Erste Group Bank AG (Austria), 6.50%(b)(g)(h)	EUR 4,600,000	6,141,288

Food Retail–0.55%
Iceland Bondco PLC (United Kingdom), 4.63%, 03/15/2025(b)	GBP 3,659,000	5,086,800

	Principal Amount		Value
Other Diversified Financial Services–0.03%
eG Global Finance PLC (United Kingdom), 6.25%, 10/30/2025(b)	EUR	200,000	$247,146

Paper Packaging–0.06%
M&G Finance Luxembourg S.A. (Luxembourg), 5.09% (3 mo. EURIBOR + 5.63%)(c)(h)(k)	EUR	4,100,000	593,623

Textiles–0.02%
Eagle Intermediate Global Holding B.V./Ruyi US Finance LLC (China), 5.38%, 05/01/2023(b)	EUR	200,000	205,114

Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $18,117,279)			18,454,434

	Shares
Common Stocks & Other Equity Interests–0.02%
Integrated Telecommunication Services–0.00%
Ventelo Ltd. (United Kingdom)(d)(n)		73,021	0

Leisure Products–0.00%
HF Holdings, Inc.(d)(n)		36,820	0

Movies & Entertainment–0.02%
AMC Entertainment Holdings, Inc., Class A		19,225	153,992

Total Common Stocks & Other Equity Interests (Cost $6,855,236)			153,992

Money Market Funds–2.62%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(o)(p)		6,858,550	6,858,550

Invesco Liquid Assets Portfolio, Institutional Class, 0.02%(o)(p)		9,738,154	9,742,049

Invesco Treasury Portfolio, Institutional Class, 0.01%(o)(p)		7,838,342	7,838,342

Total Money Market Funds (Cost $24,441,564)			24,438,941

Options Purchased–0.14%
(Cost $1,367,924)(q)			1,331,222

TOTAL INVESTMENTS IN SECURITIES–102.71% (Cost $941,684,513)			957,724,734

OTHER ASSETS LESS LIABILITIES–(2.71)%			(25,289,864)

NET ASSETS–100.00%			$932,434,870

Investment Abbreviations:

Conv.	– Convertible
EUR	– Euro
EURIBOR	– Euro Interbank Offered Rate
GBP	– British Pound Sterling
LIBOR	– London Interbank Offered Rate
PIK	– Pay-in-Kind
REIT	– Real Estate Investment Trust
USD	– U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco High Yield Fund

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2021 was $557,571,517, which represented 59.80% of the Fund’s Net Assets.

(c)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at February 28, 2021 was $5,501,118, which represented less than 1% of the Fund’s Net Assets.

(d)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(e)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(f)	Restricted security. The aggregate value of these securities at February 28, 2021 was $2,779,572, which represented less than 1% of the Fund’s Net Assets.
(g)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(h)	Perpetual bond with no specified maturity date.
(i)

Variable rate senior loan interests are, at present, not readily marketable, not registered under the 1933 Act and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Interbank Offered Rate (“LIBOR”), on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(j)	This variable rate interest will settle after February 28, 2021, at which time the interest rate will be determined.
(k)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2021.
(l)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(m)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(n)	Non-income producing security.
(o)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended February 28, 2021.

	Value February 29, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value February 28, 2021	Dividend Income
Invesco Senior Loan ETF	$16,338,570	$-	$(14,197,599)	$520,100	$(2,661,071)	$-	$59,269
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	12,220,019	211,237,196	(216,598,665)	-	-	6,858,550	12,709
Invesco Liquid Assets Portfolio, Institutional Class	9,419,290	156,847,918	(156,523,891)	(3,544)	2,276	9,742,049	28,766
Invesco Treasury Portfolio, Institutional Class	13,965,736	241,413,938	(247,541,332)	-	-	7,838,342	11,954
Total	$51,943,615	$609,499,052	$(634,861,487)	$516,556	$(2,658,795)	$24,438,941	$112,698

(p)	The rate shown is the 7-day SEC standardized yield as of February 28, 2021.
(q)	The table below details options purchased.

Open Exchange-Traded Equity Options Purchased
	Type of	Expiration	Number of	Exercise	Notional
Description	Contract	Date	Contracts	Price	Value(a)	Value
Equity Risk
Ford Motor Co.	Call	01/21/2022	3,200	$12.00	$3,840,000	$683,200
Occidental Petroleum Corp.	Call	01/21/2022	1,041	27.00	2,810,700	648,022
Total Open Exchange-Traded Equity Options Purchased			4,241			$1,331,222

(a)	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Open Exchange-Traded Equity Options Written
								Unrealized
	Type of	Expiration	Number of	Exercise	Premiums	Notional		Appreciation
Description	Contract	Date	Contracts	Price	Received	Value(a)	Value	(Depreciation)
Equity Risk
Ford Motor Co.	Call	01/21/2022	3,200	$15.00	$(419,076)	$4,800,000	$(408,000)	$11,076
Occidental Petroleum Corp.	Call	01/21/2022	1,041	35.00	(423,641)	3,643,500	(424,208)	(567)
Total Open Exchange-Traded Equity Options Written					$(842,717)		$(832,208)	$10,509

(a)	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco High Yield Fund

Open Forward Foreign Currency Contracts
		Contract to				Unrealized
Settlement						Appreciation
Date	Counterparty	Deliver		Receive		(Depreciation)
Currency Risk
05/17/2021	Goldman Sachs International	EUR	11,173,000	USD	13,564,531	$ 60,741
Currency Risk
05/17/2021	Goldman Sachs International	GBP	3,088,000	USD	4,272,365	(31,255)
Total Forward Foreign Currency Contracts						$ 29,486

Abbreviations:

EUR –Euro

GBP –British Pound Sterling

USD –U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco High Yield Fund

Statement of Assets and Liabilities

February 28, 2021

Assets:

Investments in securities, at value (Cost $917,242,949)	$933,285,793
Investments in affiliated money market funds, at value (Cost $24,441,564)	24,438,941
Other investments:
Unrealized appreciation on forward foreign currency contracts outstanding	60,741
Cash	8,080,002
Foreign currencies, at value (Cost $405,154)	407,595
Receivable for:
Investments sold	15,306,074
Fund shares sold	780,062
Dividends	555
Interest	13,258,778
Investment for trustee deferred compensation and retirement plans	329,672
Other assets	64,876
Total assets	996,013,089

Liabilities:
Other investments:
Options written, at value (premiums received $842,717)	832,208
Unrealized depreciation on forward foreign currency contracts outstanding	31,255
Payable for:
Investments purchased	59,128,096
Dividends	889,297
Fund shares reacquired	1,340,063
Accrued fees to affiliates	516,120
Accrued trustees’ and officers’ fees and benefits	2,907
Accrued other operating expenses	433,545
Trustee deferred compensation and retirement plans	404,728
Total liabilities	63,578,219
Net assets applicable to shares outstanding	$932,434,870

Net assets consist of:
Shares of beneficial interest	$1,151,760,188

Distributable earnings (loss)	(219,325,318)

$932,434,870

Net Assets:
Class A	$657,549,434

Class C	$26,860,163

Class Y	$51,180,118

Investor Class	$74,886,952

Class R5	$38,676,311

Class R6	$83,281,892

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	165,475,411

Class C	6,777,357

Class Y	12,848,027

Investor Class	18,860,774

Class R5	9,771,818

Class R6	20,982,768

Class A:
Net asset value per share	$3.97

Maximum offering price per share (Net asset value of $3.97 ÷ 95.75%)	$4.15

Class C:
Net asset value and offering price per share	$3.96

Class Y:
Net asset value and offering price per share	$3.98

Investor Class:
Net asset value and offering price per share	$3.97

Class R5:
Net asset value and offering price per share	$3.96

Class R6:
Net asset value and offering price per share	$3.97

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco High Yield Fund

Statement of Operations

For the year ended February 28, 2021

Investment income:

Interest	$56,227,083

Dividends	157,673

Dividends from affiliates	112,698

Total investment income	56,497,454

Expenses:
Advisory fees	5,136,717

Administrative services fees	138,688

Custodian fees	17,739

Distribution fees:
Class A	1,560,800

Class C	312,309

Investor Class	185,033

Transfer agent fees – A, C, Y and Investor	1,391,957

Transfer agent fees – R5	42,294

Transfer agent fees – R6	17,062

Trustees’ and officers’ fees and benefits	37,969

Registration and filing fees	107,779

Reports to shareholders	133,832

Professional services fees	451,826

Other	22,151

Total expenses	9,556,156

Less: Fees waived and/or expense offset arrangement(s)	(41,054)

Net expenses	9,515,102

Net investment income	46,982,352

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(46,221,609)

Affiliated investment securities	(2,658,795)

Foreign currencies	221,916

Forward foreign currency contracts	(1,107,471)

Option contracts written	127,167

Swap agreements	(7,101,316)

(56,740,108)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	63,844,006

Affiliated investment securities	516,556

Foreign currencies	(24,472)

Forward foreign currency contracts	178,101

Option contracts written	10,509

Swap agreements	394,046

64,918,746

Net realized and unrealized gain	8,178,638

Net increase in net assets resulting from operations	$55,160,990

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco High Yield Fund

Statement of Changes in Net Assets

For the years ended February 28, 2021 and February 29, 2020

	2021	2020

Operations:
Net investment income	$46,982,352	$58,632,597

Net realized gain (loss)	(56,740,108)	(21,825,278)

Change in net unrealized appreciation	64,918,746	2,747,356

Net increase in net assets resulting from operations	55,160,990	39,554,675

Distributions to shareholders from distributable earnings:
Class A	(36,337,213)	(38,994,977)

Class C	(1,605,096)	(1,808,858)

Class Y	(3,453,422)	(4,886,397)

Investor Class	(4,324,940)	(4,667,659)

Class R5	(2,615,850)	(3,764,959)

Class R6	(7,661,843)	(11,783,723)

Total distributions from distributable earnings	(55,998,364)	(65,906,573)

Return of capital:
Class A	(1,772,865)	–

Class C	(78,311)	–

Class Y	(168,490)	–

Investor Class	(211,011)	–

Class R5	(127,625)	–

Class R6	(373,816)	–

Total return of capital	(2,732,118)	–

Total distributions	(58,730,482)	(65,906,573)

Share transactions–net:
Class A	(6,810,503)	(5,464,341)

Class C	(8,814,544)	(1,015,015)

Class Y	(10,179,218)	(49,924,429)

Investor Class	(5,412,983)	2,533,035

Class R5	(16,233,844)	(7,920,168)

Class R6	(102,497,843)	7,796,010

Net increase (decrease) in net assets resulting from share transactions	(149,948,935)	(53,994,908)

Net increase (decrease) in net assets	(153,518,427)	(80,346,806)

Net assets:
Beginning of year	1,085,953,297	1,166,300,103

End of year	$932,434,870	$1,085,953,297

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco High Yield Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Return of capital	Total distributions	Net asset value, end of period	Total return (b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Year ended 02/28/21	$3.96	$0.19	$0.05	$0.24	$(0.22)	$(0.01)	$(0.23)	$3.97	6.59%		$657,549	1.07	%(d)	1.07	%(d)	4.89	%(d)	101%
Year ended 02/29/20	4.05	0.21	(0.07)	0.14	(0.23)	–	(0.23)	3.96	3.53		663,578	1.01		1.02		5.09		62
Year ended 02/28/19	4.13	0.20	(0.07)	0.13	(0.21)	–	(0.21)	4.05	3.28		685,222	1.15		1.15		4.96		34
Year ended 02/28/18	4.21	0.20	(0.07)	0.13	(0.21)	–	(0.21)	4.13	3.07		701,560	1.07		1.08		4.69		56
Year ended 02/28/17	3.83	0.21	0.39	0.60	(0.21)	(0.01)	(0.22)	4.21	15.91		828,560	1.00		1.01		5.10		99
Class C
Year ended 02/28/21	3.95	0.16	0.05	0.21	(0.19)	(0.01)	(0.20)	3.96	5.79		26,860	1.82	(d)	1.82	(d)	4.14	(d)	101
Year ended 02/29/20	4.04	0.18	(0.07)	0.11	(0.20)	–	(0.20)	3.95	2.75		35,743	1.76		1.77		4.34		62
Year ended 02/28/19	4.12	0.17	(0.07)	0.10	(0.18)	–	(0.18)	4.04	2.50		37,607	1.90		1.90		4.21		34
Year ended 02/28/18	4.20	0.16	(0.06)	0.10	(0.18)	–	(0.18)	4.12	2.29		88,812	1.82		1.83		3.94		56
Year ended 02/28/17	3.82	0.18	0.39	0.57	(0.18)	(0.01)	(0.19)	4.20	15.09		101,572	1.75		1.76		4.35		99
Class Y
Year ended 02/28/21	3.97	0.19	0.06	0.25	(0.23)	(0.01)	(0.24)	3.98	6.85		51,180	0.82	(d)	0.82	(d)	5.14	(d)	101
Year ended 02/29/20	4.07	0.22	(0.08)	0.14	(0.24)	–	(0.24)	3.97	3.54		61,065	0.76		0.77		5.34		62
Year ended 02/28/19	4.14	0.21	(0.06)	0.15	(0.22)	–	(0.22)	4.07	3.79		112,350	0.90		0.90		5.21		34
Year ended 02/28/18	4.23	0.21	(0.08)	0.13	(0.22)	–	(0.22)	4.14	3.09		116,954	0.82		0.83		4.94		56
Year ended 02/28/17	3.84	0.22	0.40	0.62	(0.22)	(0.01)	(0.23)	4.23	16.44		201,080	0.75		0.76		5.35		99
Investor Class
Year ended 02/28/21	3.96	0.18	0.06	0.24	(0.22)	(0.01)	(0.23)	3.97	6.59		74,887	1.07	(d)	1.07	(d)	4.89	(d)	101
Year ended 02/29/20	4.05	0.21	(0.07)	0.14	(0.23)	–	(0.23)	3.96	3.53		80,043	1.01		1.02		5.09		62
Year ended 02/28/19	4.13	0.20	(0.07)	0.13	(0.21)	–	(0.21)	4.05	3.31		79,404	1.15		1.15		4.96		34
Year ended 02/28/18	4.21	0.20	(0.07)	0.13	(0.21)	–	(0.21)	4.13	3.11	(e)	97,913	1.01	(e)	1.02	(e)	4.75	(e)	56
Year ended 02/28/17	3.83	0.21	0.39	0.60	(0.21)	(0.01)	(0.22)	4.21	15.95	(e)	105,545	0.96	(e)	0.97	(e)	5.14	(e)	99
Class R5
Year ended 02/28/21	3.94	0.20	0.06	0.26	(0.23)	(0.01)	(0.24)	3.96	7.21		38,676	0.74	(d)	0.74	(d)	5.22	(d)	101
Year ended 02/29/20	4.04	0.22	(0.07)	0.15	(0.25)	–	(0.25)	3.94	3.75		55,520	0.68		0.69		5.42		62
Year ended 02/28/19	4.12	0.21	(0.07)	0.14	(0.22)	–	(0.22)	4.04	3.59		64,804	0.84		0.84		5.27		34
Year ended 02/28/18	4.20	0.21	(0.07)	0.14	(0.22)	–	(0.22)	4.12	3.40		75,185	0.75		0.76		5.01		56
Year ended 02/28/17	3.82	0.22	0.39	0.61	(0.22)	(0.01)	(0.23)	4.20	16.32		88,644	0.66		0.67		5.44		99
Class R6
Year ended 02/28/21	3.95	0.20	0.07	0.27	(0.24)	(0.01)	(0.25)	3.97	7.29		83,282	0.65	(d)	0.65	(d)	5.31	(d)	101
Year ended 02/29/20	4.05	0.22	(0.07)	0.15	(0.25)	–	(0.25)	3.95	3.70		190,003	0.59		0.60		5.51		62
Year ended 02/28/19	4.12	0.22	(0.06)	0.16	(0.23)	–	(0.23)	4.05	3.94		186,913	0.75		0.75		5.36		34
Year ended 02/28/18	4.20	0.21	(0.07)	0.14	(0.22)	–	(0.22)	4.12	3.49		195,027	0.66		0.67		5.10		56
Year ended 02/28/17	3.82	0.23	0.39	0.62	(0.23)	(0.01)	(0.24)	4.20	16.42		157,367	0.57		0.58		5.53		99

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

Ratios are based on average daily net assets (000’s omitted) of $622,589, $31,143, $56,603, $74,026, $42,326 and $120,656 for Class A, Class C, Class Y, Investor Class, Class R5 and Class R6 shares, respectively.

(e)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.19% and 0.21% for the years ended February 28, 2018 and 2017, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19	Invesco High Yield Fund

Notes to Financial Statements

February 28, 2021

NOTE 1–Significant Accounting Policies

Invesco High Yield Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is total return through growth of capital and current income.

The Fund currently consists of six different classes of shares: Class A, Class C, Class Y, Investor Class, Class R5 and Class R6. Class Y and Investor Class shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Investor Class, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares. Effective November 30, 2020, the automatic conversion pursuant to the Conversion Feature changed from ten years to eight years. The first conversion of Class C shares to Class A shares occurred at the end of December 2020 for all Class C shares that were held for more than eight years as of November 30, 2020.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

20	Invesco High Yield Fund

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement

21	Invesco High Yield Fund

based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.

Call Options Purchased and Written – The Fund may write covered call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

L.

Put Options Purchased and Written – The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on put options purchased and put options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities and Option contracts written, respectively. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

M.

Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/ OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/ or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In

22	Invesco High Yield Fund

connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) includes credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of February 28, 2021 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

N.

Bank Loan Risk – Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may impair the Fund’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. Similar to other asset classes, bank loan funds may be exposed to counterparty credit risk, or the risk than an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund seeks to manage counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

O.

LIBOR Risk – The Fund may invest in financial instruments that utilize LIBOR as the reference or benchmark rate for variable interest rate calculations. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Although many LIBOR rates will be phased out at the end of 2021 as originally intended, a selection of widely used USD LIBOR rates will continue to be published until June 2023 in order to assist with the transition. There remains uncertainty regarding the effect of the LIBOR transition process and therefore any impact of a transition away from LIBOR on the Fund or the instruments in which the Fund invests cannot yet be determined. There is no assurance that the composition or characteristics of any alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. Any such effects of the transition away from LIBOR and the adoption of alternative reference rates could result in losses to the Fund.

P.

Other Risks – The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near historical lows. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.

The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims.

Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

Q.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

R.

Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

23	Invesco High Yield Fund

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $ 200 million	0.625%
Next $300 million	0.550%
Next $500 million	0.500%
Over $1 billion	0.450%

For the year ended February 28, 2021, the effective advisory fee rate incurred by the Fund was 0.54%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y, Investor Class, Class R5 and Class R6 shares to 1.50%, 2.25%, 1.25%, 1.50%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limit.

The Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended February 28, 2021, the Adviser waived advisory fees of $37,939.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y, Investor Class, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of Class C shares. The Fund, pursuant to the Investor Class Plan, reimburses IDI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Investor Class shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended February 28, 2021, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2021, IDI advised the Fund that IDI retained $52,725 in front-end sales commissions from the sale of Class A shares and $8,837 and $863 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

24	Invesco High Yield Fund

The following is a summary of the tiered valuation input levels, as of February 28, 2021. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Dollar Denominated Bonds & Notes	$–	$854,094,174	$0	$854,094,174
Variable Rate Senior Loan Interests	–	54,618,639	4,633,332	59,251,971
Non-U.S. Dollar Denominated Bonds & Notes	–	18,454,434	–	18,454,434
Common Stocks & Other Equity Interests	153,992	–	0	153,992
Money Market Funds	24,438,941	–	–	24,438,941
Options Purchased	1,331,222	–	–	1,331,222
Total Investments in Securities	25,924,155	927,167,247	4,633,332	957,724,734

Other Investments - Assets*
Forward Foreign Currency Contracts	–	60,741	–	60,741

Other Investments - Liabilities*
Forward Foreign Currency Contracts	–	(31,255)	–	(31,255)
Options Written	(832,208)	–	–	(832,208)
	(832,208)	(31,255)	–	(863,463)
Total Other Investments	(832,208)	29,486	–	(802,722)
Total Investments	$25,091,947	$927,196,733	$4,633,332	$956,922,012

*	Forward foreign currency contracts are valued at unrealized appreciation (depreciation). Options Written are shown at value.

NOTE 4–Derivative Investments

The Fund may enter into an ISDA Master Agreement under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of February 28, 2021:

	Value
Derivative Assets	Currency Risk	Equity Risk	Total

Unrealized appreciation on forward foreign currency contracts outstanding	$60,741	$-	$60,741

Options purchased, at value – Exchange-Traded(a)	-	1,331,222	1,331,222

Total Derivative Assets	60,741	1,331,222	1,391,963

Derivatives not subject to master netting agreements	-	(1,331,222)	(1,331,222)

Total Derivative Assets subject to master netting agreements	$60,741	$-	$60,741

(a)	Options purchased, at value as reported in the Schedule of Investments.

	Value
Derivative Liabilities	Currency Risk	Equity Risk	Total

Unrealized depreciation on forward foreign currency contracts outstanding	$(31,255)	$-	$(31,255)

Options written, at value – Exchange-Traded	-	(832,208)	(832,208)

Total Derivative Liabilities	(31,255)	(832,208)	(863,463)

Derivatives not subject to master netting agreements	-	832,208	832,208

Total Derivative Liabilities subject to master netting agreements	$(31,255)	$-	$(31,255)

25	Invesco High Yield Fund

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of February 28, 2021.

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount

Goldman Sachs International	$60,741	$(31,255)	$29,486	$–	$–	$29,486

Effect of Derivative Investments for the year ended February 28, 2021

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total

Realized Gain (Loss):
Forward foreign currency contracts	$-	$(1,107,471)	$-	$-	$(1,107,471)

Options written	-	-	-	127,167	127,167

Swap agreements	(3,598,543)	-	-	(3,502,773)	(7,101,316)

Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	-	178,101	-	-	178,101

Options purchased(a)	-	-	(36,702)	-	(36,702)

Options written	-	-	10,509	-	10,509

Swap agreements	-	-	-	394,046	394,046

Total	$(3,598,543)	$(929,370)	$(26,193)	$(2,981,560)	$(7,535,666)

(a)	Options purchased are included in the change in net unrealized appreciation (depreciation) of investment securities.

The table below summarizes the average notional value of derivatives held during the period.

	Forward Foreign Currency Contracts	Equity Options Purchased	Equity Options Written	Swaptions Written	Swap Agreements
Average notional value	$13,168,370	$6,650,700	$8,443,500	$19,000,000	$73,699,008
Average Contracts	–	4,241	4,241	–	–

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2021, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $3,115.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

26	Invesco High Yield Fund

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2021 and February 29, 2020:

	2021	2020
Ordinary income*	$55,998,364	$65,906,573
Return of capital	2,732,118	–
Total distributions	$58,730,482	$65,906,573

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2021

Net unrealized appreciation – investments	$12,685,743

Net unrealized appreciation - foreign currencies	6,627

Temporary book/tax differences	(291,399)

Capital loss carryforward	(231,726,289)

Shares of beneficial interest	1,151,760,188

Total net assets	$932,434,870

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to book to tax accretion and amortization differences.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 28, 2021, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$58,736,300	$172,989,989	$231,726,289

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2021 was $924,457,890 and $1,043,743,312, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$34,941,195

Aggregate unrealized (depreciation) of investments	(22,255,452)

Net unrealized appreciation of investments	$12,685,743

Cost of investments for tax purposes is $944,236,269.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of book to tax accretion and amortization differences and return of capital distributions, on February 28, 2021, undistributed net investment income was increased by $11,183,991, undistributed net realized gain (loss) was decreased by $8,451,872 and shares of beneficial interest was decreased by $2,732,119. This reclassification had no effect on the net assets of the Fund.

NOTE 11–Share Information

	Summary of Share Activity

	Year ended February 28, 2021(a)		Year ended February 29, 2020
	Shares	Amount	Shares	Amount

Sold:
Class A	29,195,845	$110,136,013	23,841,441	$97,035,143

Class C	2,347,529	8,647,952	3,327,980	13,502,209

Class Y	11,252,740	40,046,832	7,578,729	30,934,255

Investor Class	9,686,952	36,495,466	12,534,765	50,900,080

Class R5	3,319,296	12,755,668	4,044,966	16,396,532

Class R6	8,091,930	30,114,155	10,619,933	43,170,211

27	Invesco High Yield Fund

	Summary of Share Activity

	Year ended February 28, 2021(a)		Year ended February 29, 2020
	Shares	Amount	Shares	Amount

Issued as reinvestment of dividends:
Class A	7,484,797	$28,184,475	7,073,317	$28,695,757

Class C	318,397	1,192,841	324,143	1,311,503

Class Y	670,224	2,521,039	872,444	3,550,538

Investor Class	989,542	3,722,290	956,579	3,878,323

Class R5	732,116	2,735,497	931,449	3,764,899

Class R6	2,060,063	7,624,253	2,850,554	11,540,297

Automatic conversion of Class C shares to Class A shares:
Class A	1,947,548	7,557,588	1,137,000	4,626,129

Class C	(1,949,808)	(7,557,588)	(1,139,802)	(4,626,129)

Reacquired:
Class A	(40,759,509)	(152,688,579)	(33,465,100)	(135,821,370)

Class C	(2,988,920)	(11,097,749)	(2,762,570)	(11,202,598)

Class Y	(14,458,192)	(52,747,089)	(20,705,904)	(84,409,222)

Investor Class	(12,042,096)	(45,630,739)	(12,851,746)	(52,245,368)

Class R5	(8,360,698)	(31,725,009)	(6,925,624)	(28,081,599)

Class R6	(37,259,909)	(140,236,251)	(11,587,672)	(46,914,498)

Net increase (decrease) in share activity	(39,722,153)	$(149,948,935)	(13,345,118)	$(53,994,908)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 41% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 12–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

28	Invesco High Yield Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities Funds (Invesco Investment Securities Funds) and Shareholders of Invesco High Yield Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco High Yield Fund (one of the funds constituting AIM Investment Securities Funds (Invesco Investment Securities Funds), referred to hereafter as the “Fund”) as of February 28, 2021, the related statement of operations for the year ended February 28, 2021, the statement of changes in net assets for each of the two years in the period ended February 28, 2021, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2021 and the financial highlights for each of the five years in the period ended February 28, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2021 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

April 28, 2021

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

29	Invesco High Yield Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2020 through February 28, 2021.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value (09/01/20)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (02/28/21)[1]	Expenses Paid During Period[2]	Ending Account Value (02/28/21)	Expenses Paid During Period[2]
Class A	$1,000.00	$1,058.40	$5.46	$1,019.49	$5.36	1.07%
Class C	1,000.00	1,054.60	9.27	1,015.77	9.10	1.82
Class Y	1,000.00	1,059.60	4.19	1,020.73	4.11	0.82
Investor Class	1,000.00	1,055.80	5.45	1,019.49	5.36	1.07
Class R5	1,000.00	1,057.60	3.78	1,021.12	3.71	0.74
Class R6	1,000.00	1,057.90	3.21	1,021.67	3.16	0.63

[1]

The actual ending account value is based on the actual total return of the Fund for the period September 1, 2020 through February 28, 2021, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

30	Invesco High Yield Fund

Distribution Information

The following table sets forth on a per share basis the distribution that was paid in October 2020. Included in the table is a written statement of the sources of the distribution on a GAAP basis.

		Net Income	Gain from Sale of Securities	Return of Principal	Total Distribution

10/31/2020	Class A	$0.0191	$0.0000	$0.0007	$0.0198

10/31/2020	Class C	$0.0166	$0.0000	$0.0007	$0.0173

10/31/2020	Class Y	$0.0199	$0.0000	$0.0007	$0.0206

10/31/2020	Investor Class	$0.0191	$0.0000	$0.0007	$0.0198

10/31/2020	Class R5	$0.0201	$0.0000	$0.0007	$0.0208

10/31/2020	Class R6	$0.0204	$0.0000	$0.0007	$0.0211

Please note that the information in the preceding chart is for financial accounting purposes only. Shareholders should be aware that the tax treatment of distributions likely differs from GAAP treatment. Form 1099-DIV for the calendar year will report distributions for U.S. federal income tax purposes. This notice is sent to comply with certain U.S. Securities and Exchange Commission requirements.

31	Invesco High Yield Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2021:

Federal and State Income Tax
Qualified Dividend Income*	1.55%
Qualified Business Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
Business Interest Income*	95.10%
U.S. Treasury Obligations*	0.01%
*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

32	Invesco High Yield Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	191	None

		Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco High Yield Fund

Trustees and Officers–(continued)

			Number of
			Funds	Other
	Trustee		in	Directorship(s)
Name, Year of Birth and	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Independent Trustees
Christopher L. Wilson – 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	191	enaible, Inc. (artificial intelligence technology); Director, ISO New England, Inc. (non-profit organization managing regional electricity market)
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	191	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields – 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	191	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler —1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	191	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization);Eisenhower Foundation (non-profit)
Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	191	Insperity, Inc. (formerly known as Administaff) (human resources provider)

T-2	Invesco High Yield Fund

Trustees and Officers–(continued)

			Number of
			Funds	Other
	Trustee		in	Directorship(s)
Name, Year of Birth and	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Independent Trustees–(continued)
Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	191	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	191	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis – 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	191	None
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			191	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	191	Elucida Oncology (nanotechnology & medical particles company);

T-3	Invesco High Yield Fund

Trustees and Officers–(continued)

			Number of
			Funds	Other
	Trustee		in	Directorship(s)
Name, Year of Birth and	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Independent Trustees–(continued)
Ann Barnett Stern – 1957 Trustee	2017	President, Chief Executive Officer and Board member of Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest and Andrews and Kurth	191	Director and Audit Committee member of Federal Reserve Bank of Dallas; Trustee and Board Chair of Good Reason Houston (nonprofit); Trustee, Vice Chair, Chair of Nomination/Governance Committee, Chair of Personnel Committee of Holdsworth Center (nonprofit); Trustee and Investment Committee member of University of Texas Law School Foundation (nonprofit); Board Member of Greater Houston Partnership
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	191	None
Daniel S. Vandivort –1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	191	None
James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	191	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

T-4	Invesco High Yield Fund

Trustees and Officers–(continued)

Number of
			Funds	Other
	Trustee		in	Directorship(s)
Name, Year of Birth and	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC ; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A

T-5	Invesco High Yield Fund

Trustees and Officers–(continued)

Number of
			Funds	Other
	Trustee		in	Directorship(s)
Name, Year of Birth and	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Officers–(continued)
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

Formerly: Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

T-6	Invesco High Yield Fund

Trustees and Officers–(continued)

			Number of
			Funds	Other
	Trustee		in	Directorship(s)
Name, Year of Birth and	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Officers–(continued)
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; and Chairman and Director, INVESCO Realty, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-7	Invesco High Yield Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

◾ Fund reports and prospectuses

◾ Quarterly statements

◾ Daily confirmations

◾ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each fiscal year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05686 and 033-39519	Invesco Distributors, Inc.	HYI-AR-1

Annual Report to Shareholders	February 28, 2021

Invesco High Yield Bond Factor Fund

Nasdaq:

A: OGYAX ∎ C: OGYCX ∎ R: OGYNX ∎ Y: OGYYX ∎ R5: GBHYX ∎ R6: OGYIX

Management’s Discussion of Fund Performance

Performance summary

For the year ended February 28, 2021, Class A shares of Invesco High Yield Bond Factor Fund (the Fund), at net asset value (NAV), underperformed the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Cap Index, the Fund’s broad market/ style-specific benchmark.

Your Fund’s long-term performance appears later in this report.
Fund vs. Indexes

Total returns, 2/29/20 to 2/28/21, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	8.61%
Class C Shares	7.81
Class R Shares	8.34
Class Y Shares	8.87
Class R5 Shares	8.88
Class R6 Shares	8.88
Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Cap Index▼ (Broad Market/Style-Specific Index)	9.31
Source(s): ▼RIMES Technologies Corp.

Market conditions and your Fund

The US high yield market, as measured by the Bloomberg Barclays U.S. High Yield Bond Index, was positive for the year 2020 driven by low interest rates.

Despite overall positive performance for the year, the US high yield bond market declined in the first quarter of 2020, driven by high market volatility. However, the high yield market turned a corner in the second quarter of the year with positive returns that would continue through the end of the year.

The Invesco High Yield Bond Factor Fund changed strategies on February 28, 2020, to utilize a systematic, quantitative, factor-based approach to investing. The Fund generated positive returns at NAV since the strategy change but underperformed its broad market/style-specific benchmark (Bloomberg Barclays U.S. High Yield 2% Issuer Capped Bond Index). Since February 28, 2020, OGYAX total return was in the 2nd quartile (37th percentile, 228 of 683 funds) vs. the Morningstar High Yield Bond category for the period ending February 28, 2021.

The Fund attempts to outperform its benchmark and peers by tilting towards bonds within the high yield universe that tend to have higher returns over a market cycle. These bonds have the following positive characteristics:

∎ Carry bonds are the highest spread bonds in a universe, excluding those rated† CCC and below.

∎ Value bonds are those with the highest spread relative to other securities with similar credit rating and sector.

∎ Low volatility bonds are those with lower duration and higher credit quality in a universe.

Though the Fund does not explicitly target rating categories, an overweight to higher credit quality bonds tends to be an outcome of the Fund’s investment process.

Since the strategy change, value and carry bonds contributed to benchmark relative outperformance and low volatility bonds had negligible contribution to performance, in line with expectations given the environment in 2020, US fixed-income market was up in 2020 driven by the decline in interest rates. The strongest performing component of the Bloomberg Barclays US Aggregate Bond Index was corporate bonds. US treasuries, which include less credit risk than the other components of the US Aggregate Bond Index, also had strong performance. Overall, bonds with attractive factor characteristics positively impacted Fund performance. Large issuers, credit ratings fell from investment-grade to high-yield in the spring; active risk driven by a lag in adding those names to the strategy was a negative source of active return since inception.

We implemented the Fund’s strategy using derivative instruments, including futures, forwards, and swaps. Therefore, a portion of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain or hedge exposure to certain risks.

Part of the Fund’s strategy to manage credit, interest rate and currency risk during the year entailed purchasing and selling credit, interest rate and currency derivatives. Generally, we seek to use derivative exposure to mitigate active risk relative to the benchmark. We sought to manage credit market risk by purchasing and selling protection through credit default swaps at various points throughout the year. Currency risk management was carried out via currency forwards and we believe this strategy was effective in managing the currency positioning within the

Fund. We sought to manage interest rate exposure by utilizing interest rate futures.

  The investment team does not attempt to time the credit market, interest rates, sectors or factors and therefore maintains its allocations vs. the index. Over time, we believe this approach has the potential to deliver positive relative performance over a market cycle.

  We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed-income securities tends to fall. The risk may be greater in the current market environment because interest rates are near historic lows. The degree to which the value of fixed-income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics such as price, maturity, duration and coupon and market forces such as supply and demand for similar securities. We are monitoring interest rates and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain investments held by the Fund.

  Thank you for investing in Invesco High Yield Bond Factor Fund and for sharing our long-term investment horizon.

† A credit rating is an assessment provided by a NRSRO of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. For more information on rating methodology, please visit www.standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage; www.fitchratings.com and select “Understanding Credit Ratings” from the drop-down menu on the homepage; and www.moodys.com and select “Methodology,” then “Rating Methodologies” under Research Type on the left-hand side.

Portfolio manager(s):

Noelle Corum

James Ong

Jay Raol

Sash Sarangi

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is

2                    Invesco High Yield Bond Factor Fund

not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3                    Invesco High Yield Bond Factor Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 11/8/13

1 Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4                    Invesco High Yield Bond Factor Fund

Average Annual Total Returns
As of 2/28/21, including maximum applicable sales charges

Class A Shares
Inception (11/8/13)	3.53%
5 Years	5.94
1 Year	3.99

Class C Shares
Inception (11/8/13)	3.41%
5 Years	6.08
1 Year	6.81

Class R Shares
Inception (11/8/13)	3.89%
5 Years	6.59
1 Year	8.34

Class Y Shares
Inception (11/8/13)	4.44%
5 Years	7.16
1 Year	8.87

Class R5 Shares
Inception	4.20%
5 Years	6.94
1 Year	8.88

Class R6 Shares
Inception (11/8/13)	4.48%
5 Years	7.20
1 Year	8.88

Effective May 24, 2019, Class A, Class C, Class R, Class Y and Class I shares of the Oppenheimer Global High Yield Fund, (the predecessor fund), were reorganized into Class A, Class C, Class R, Class Y and Class R6 shares, respectively, of the Invesco Oppenheimer Global High Yield Fund. The Fund was subsequently renamed the Invesco High Yield Bond Factor Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C, Class R, Class Y and Class R6 shares are those for Class A, Class C, Class R, Class Y and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses. For periods prior to February 28, 2020, performance shown is that of the Fund using its previous investment strategy. Therefore, the past performance shown for periods prior to February 28, 2020 may have differed had the Fund’s current investment strategy been in effect.

Class R5 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5                    Invesco High Yield Bond Factor Fund

Supplemental Information

Invesco High Yield Bond Factor Fund’s investment objective is to seek total return.

∎	Unless otherwise stated, information presented in this report is as of February 28, 2021, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Cap Index is an unmanaged index considered representative of the US high-yield, fixed rate corporate bond market. Index weights for each issuer are capped at 2%.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6                    Invesco High Yield Bond Factor Fund

Fund Information

Portfolio Composition†

By credit quality	% of total investments
AAA	0.21%
A	0.56
BBB	9.64
BB	62.41
B	22.22
CCC	2.51
C	0.02
Non-Rated	0.52
Cash	1.91

†Source: Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non- Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Standard & Poor’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage.

Top Five Debt Issuers*

		% of total net assets
1.	Ford Motor Co.	1.58%
2.	Community Health Systems, Inc.	1.49
3.	Occidental Petroleum Corp.	1.40
4.	Macy’s Retail Holdings LLC	1.18
5.	Navient Corp.	1.16

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of February 28, 2021.

7                    Invesco High Yield Bond Factor Fund

Schedule of Investments(a)

February 28, 2021

	Principal Amount	Value

U.S. Dollar Denominated Bonds & Notes–94.77%

Advertising–0.33%
National CineMedia LLC, 5.75%, 08/15/2026	$137,000	$ 117,623

Aerospace & Defense–2.67%
Bombardier, Inc. (Canada),
8.75%, 12/01/2021(b)	165,000	171,326
5.75%, 03/15/2022(b)	70,000	71,120
Howmet Aerospace, Inc.,
5.90%, 02/01/2027	100,000	114,375
6.75%, 01/15/2028	76,000	90,345
Rolls-Royce PLC (United Kingdom), 5.75%, 10/15/2027(b)	200,000	216,500
Signature Aviation US Holdings, Inc., 5.38%, 05/01/2026(b)	100,000	102,500
Triumph Group, Inc., 8.88%, 06/01/2024(b)	166,000	183,741
		949,907

Agricultural Products–0.60%
JBS Investments II GmbH, 7.00%, 01/15/2026(b)	200,000	212,352

Air Freight & Logistics–0.52%
XPO Logistics, Inc., 6.75%, 08/15/2024(b)	175,000	183,969

Airlines–1.44%
Air Canada Pass-Through Trust (Canada), Series 2020-1, Class C, 10.50%, 07/15/2026(b)	121,000	139,746
Delta Air Lines, Inc.,
3.80%, 04/19/2023	87,000	89,229
2.90%, 10/28/2024	177,000	176,290
United Airlines Holdings, Inc., 4.25%, 10/01/2022	107,000	108,471
		513,736

Alternative Carriers–1.78%
Level 3 Financing, Inc.,
5.25%, 03/15/2026	98,000	100,984
4.63%, 09/15/2027(b)	155,000	160,657
Lumen Technologies, Inc., Series W, 6.75%, 12/01/2023	131,000	145,656
Windstream Escrow LLC/Windstream Escrow Finance Corp., 7.75%, 08/15/2028(b)	221,000	226,663
		633,960

Aluminum–0.59%
Alcoa Nederland Holding B.V., 7.00%, 09/30/2026(b)	200,000	210,375

Apparel, Accessories & Luxury Goods–0.64%
G-III Apparel Group Ltd., 7.88%, 08/15/2025(b)	66,000	71,239
Hanesbrands, Inc., 4.63%, 05/15/2024(b)	150,000	157,406
		228,645

Application Software–0.58%
Solera LLC/Solera Finance, Inc., 10.50%, 03/01/2024(b)	33,000	34,258

	Principal Amount	Value

Application Software–(continued)
Veritas US, Inc./Veritas Bermuda Ltd., 7.50%, 09/01/2025(b)	$166,000	$ 172,466
		206,724

Auto Parts & Equipment–0.96%
Clarios Global L.P./Clarios US Finance Co., 8.50%, 05/15/2027(b)	32,000	34,581
Tenneco, Inc., 5.00%, 07/15/2026	326,000	306,644
		341,225

Automobile Manufacturers–2.61%
Ford Motor Co.,
7.13%, 11/15/2025	75,000	87,703
6.63%, 10/01/2028	400,000	472,000
Ford Motor Credit Co. LLC, 4.13%, 08/04/2025	350,000	369,031
		928,734

Broadcasting–2.67%
AMC Networks, Inc.,
5.00%, 04/01/2024	63,000	63,866
4.75%, 08/01/2025	135,000	139,050
Clear Channel Worldwide Holdings, Inc., 9.25%, 02/15/2024	25,000	26,078
Entercom Media Corp., 6.50%, 05/01/2027(b)	102,000	104,454
iHeartCommunications, Inc., 8.38%, 05/01/2027	64,671	68,657
Liberty Interactive LLC, 8.25%, 02/01/2030	195,000	227,785
TEGNA, Inc., 5.00%, 09/15/2029	310,000	323,330
		953,220

Building Products–1.60%
American Woodmark Corp., 4.88%, 03/15/2026(b)	95,000	97,096
Builders FirstSource, Inc., 6.75%, 06/01/2027(b)	94,000	100,932
Masonite International Corp., 5.38%, 02/01/2028(b)	93,000	98,272
SRM Escrow Issuer LLC, 6.00%, 11/01/2028(b)	201,000	209,166
Standard Industries, Inc., 5.00%, 02/15/2027(b)	63,000	65,166
		570,632

Cable & Satellite–2.22%
CSC Holdings LLC, 6.50%, 02/01/2029(b)	287,000	317,946
DISH DBS Corp., 7.75%, 07/01/2026	220,000	242,388
Telenet Finance Luxembourg Notes S.a r.l. (Belgium), 5.50%, 03/01/2028(b)	70,000	74,305
Ziggo B.V. (Netherlands), 5.50%, 01/15/2027(b)	150,000	156,128
		790,767

Casinos & Gaming–2.86%
Caesars Resort Collection LLC/CRC Finco, Inc., 5.25%, 10/15/2025(b)	34,000	33,834

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                    Invesco High Yield Bond Factor Fund

	Principal Amount	Value
Casinos & Gaming–(continued)
International Game Technology PLC, 6.50%, 02/15/2025(b)	$200,000	$ 221,500
Melco Resorts Finance Ltd. (Hong Kong), 5.38%, 12/04/2029(b)	200,000	212,006
MGM China Holdings Ltd. (Macau), 5.38%, 05/15/2024(b)	200,000	205,521
MGM Resorts International, 5.75%, 06/15/2025	175,000	193,030
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 4.25%, 05/30/2023(b)	150,000	151,781
		1,017,672

Coal & Consumable Fuels–0.52%
Alliance Resource Operating Partners L.P./Alliance Resource Finance Corp., 7.50%, 05/01/2025(b)	196,000	185,906
Murray Energy Corp., 12.00%, 04/15/2024(b)(c)	130,760	667
		186,573

Commodity Chemicals–1.34%
Methanex Corp. (Canada), 5.25%, 12/15/2029	147,000	151,042
Olin Corp., 5.63%, 08/01/2029	302,000	326,162
		477,204

Communications Equipment–1.65%
CommScope Technologies LLC, 6.00%, 06/15/2025(b)	99,000	100,802
Plantronics, Inc., 4.75%, 03/01/2029(b)	180,000	180,000
Telefonaktiebolaget LM Ericsson (Sweden), 4.13%, 05/15/2022	159,000	164,923
ViaSat, Inc., 5.63%, 04/15/2027(b)	136,000	142,715
		588,440

Construction & Engineering–0.37%
Tutor Perini Corp., 6.88%, 05/01/2025(b)	130,000	131,787

Construction Machinery & Heavy Trucks–0.23%
Manitowoc Co., Inc. (The), 9.00%, 04/01/2026(b)	75,000	81,051

Consumer Finance–1.69%
Navient Corp.,
5.50%, 01/25/2023	232,000	240,845
6.75%, 06/25/2025	160,000	172,352
OneMain Finance Corp., 8.25%, 10/01/2023	165,000	188,289
		601,486

Department Stores–1.86%
Macy’s Retail Holdings LLC, 3.63%, 06/01/2024	422,000	419,363
Nordstrom, Inc.,
6.95%, 03/15/2028	85,000	95,867
4.38%, 04/01/2030	151,000	147,764
		662,994

Distributors–0.17%
Resideo Funding, Inc., 6.13%, 11/01/2026(b)	57,000	59,707

	Principal Amount	Value
Diversified Banks–1.42%
Banco Mercantil del Norte S.A. (Mexico), 7.50%(b)(d)(e)	$160,000	$178,600
Deutsche Bank AG (Germany), 4.30%, 05/24/2028(d)	318,000	326,778
		505,378

Diversified Metals & Mining–1.56%
FMG Resources August 2006 Pty. Ltd. (Australia), 4.75%, 05/15/2022(b)	311,000	319,747
Hudbay Minerals, Inc. (Peru), 7.63%, 01/15/2025(b)	125,000	130,375
Mineral Resources Ltd. (Australia), 8.13%, 05/01/2027(b)	95,000	105,388
		555,510

Diversified Real Estate Activities–0.39%
Hunt Cos., Inc., 6.25%, 02/15/2026(b)	134,000	137,739

Diversified REITs–0.44%
iStar, Inc., 4.75%, 10/01/2024	153,000	157,288

Diversified Support Services–0.89%
Modulaire Global Finance PLC (United Kingdom), 8.00%, 02/15/2023(b)	200,000	204,249
Ritchie Bros. Auctioneers, Inc. (Canada), 5.38%, 01/15/2025(b)	111,000	114,261
		318,510

Education Services–0.03%
Graham Holdings Co., 5.75%, 06/01/2026(b)	9,000	9,437

Electric Utilities–1.48%
InterGen N.V. (Netherlands), 7.00%, 06/30/2023(b)	200,000	194,750
Talen Energy Supply LLC,
6.50%, 06/01/2025	102,000	89,441
10.50%, 01/15/2026(b)	116,000	111,070
7.25%, 05/15/2027(b)	127,000	133,247
		528,508

Electrical Components & Equipment–0.14%
EnerSys, 4.38%, 12/15/2027(b)	47,000	49,702

Electronic Components–0.16%
Brightstar Escrow Corp., 9.75%, 10/15/2025(b)	55,000	58,575

Environmental & Facilities Services–1.08%
GFL Environmental, Inc. (Canada), 4.25%, 06/01/2025(b)	170,000	174,604
Harsco Corp., 5.75%, 07/31/2027(b)	96,000	100,260
Stericycle, Inc., 5.38%, 07/15/2024(b)	105,000	108,413
		383,277

Fertilizers & Agricultural Chemicals–1.21%
Cooke Omega Investments, Inc./Alpha VesselCo. Holdings, Inc. (Canada), 8.50%, 12/15/2022(b)	126,000	129,701
CVR Partners L.P./CVR Nitrogen Finance Corp., 9.25%, 06/15/2023(b)	79,000	80,312
Eurochem Finance DAC (Switzerland), 5.50%, 03/13/2024(b)	200,000	219,730
		429,743

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                    Invesco High Yield Bond Factor Fund

	Principal Amount	Value
Food Distributors–0.30%
US Foods, Inc., 4.75%, 02/15/2029(b)	$105,000	$ 106,616

Food Retail–0.60%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons L.P./Albertson’s LLC, 3.50%, 02/15/2023(b)	143,000	147,106
Ingles Markets, Inc., 5.75%, 06/15/2023	64,000	65,133
		212,239

Gas Utilities–0.35%
Suburban Propane Partners L.P./Suburban Energy Finance Corp., 5.75%, 03/01/2025	125,000	126,576

Health Care Equipment–0.09%
CHS/Community Health Systems, Inc., 6.88%, 04/15/2029(b)	33,000	33,914

Health Care Facilities–1.74%
HCA, Inc.,
7.69%, 06/15/2025	163,000	197,824
7.50%, 11/15/2095	30,000	40,971
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc., 9.75%, 12/01/2026(b)	31,000	33,467
Tenet Healthcare Corp.,
4.63%, 07/15/2024	241,000	244,856
6.13%, 10/01/2028(b)	99,000	104,341
		621,459

Health Care REITs–0.14%
Diversified Healthcare Trust, 4.75%, 02/15/2028	50,000	49,375

Health Care Services–2.16%
Community Health Systems, Inc.,
8.00%, 03/15/2026(b)	334,000	356,946
8.00%, 12/15/2027(b)	158,000	173,504
Omnicare, Inc., 4.75%, 12/01/2022	30,000	31,639
Prime Healthcare Services, Inc., 7.25%, 11/01/2025(b)	195,000	208,893
		770,982

Homebuilding–1.01%
Lennar Corp., 4.88%, 12/15/2023	145,000	159,101
New Home Co., Inc. (The), 7.25%, 10/15/2025(b)	100,000	102,730
TRI Pointe Group, Inc./TRI Pointe Homes, Inc., 5.88%, 06/15/2024	90,000	98,606
		360,437

Hotel & Resort REITs–1.47%
FelCor Lodging L.P., 6.00%, 06/01/2025	140,000	144,423
RHP Hotel Properties L.P./RHP Finance Corp., 5.00%, 04/15/2023	150,000	150,705
Service Properties Trust, 4.65%, 03/15/2024	159,000	160,888
XHR L.P., 6.38%, 08/15/2025(b)	65,000	68,860
		524,876

Hotels, Resorts & Cruise Lines–4.32%
Carnival Corp., 11.50%, 04/01/2023(b)	340,000	388,163
Hilton Domestic Operating Co., Inc., 3.63%, 02/15/2032(b)	56,000	55,221

	Principal Amount	Value
Hotels, Resorts & Cruise Lines–(continued)
Hilton Grand Vacations Borrower LLC/Hilton Grand Vacations Borrower, Inc., 6.13%, 12/01/2024	$234,000	$ 244,798
Marriott International, Inc.,
3.60%, 04/15/2024	304,000	325,240
Series EE, 5.75%, 05/01/2025	22,000	25,417
Royal Caribbean Cruises Ltd.,
5.25%, 11/15/2022	177,000	180,678
9.13%, 06/15/2023(b)	150,000	164,812
Travel + Leisure Co., 5.65%, 04/01/2024	7,000	7,480
VOC Escrow Ltd., 5.00%, 02/15/2028(b)	150,000	148,562
		1,540,371

Household Products–0.75%
Spectrum Brands, Inc., 6.13%, 12/15/2024	260,000	266,916

Independent Power Producers & Energy Traders–0.54%
TerraForm Power Operating LLC, 4.25%, 01/31/2023(b)	188,000	192,112

Industrial Conglomerates–0.39%
Icahn Enterprises L.P./Icahn Enterprises Finance Corp., 4.75%, 09/15/2024	131,000	137,919

Industrial Machinery–0.39%
Colfax Corp., 6.00%, 02/15/2024(b)	133,000	137,489

Insurance Brokers–0.19%
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 6.75%, 10/15/2027(b)	32,000	33,274
HUB International Ltd., 7.00%, 05/01/2026(b)	33,000	34,421
		67,695

Integrated Oil & Gas–1.40%
Occidental Petroleum Corp.,
6.95%, 07/01/2024	100,000	110,500
2.90%, 08/15/2024	400,000	389,772
		500,272

Integrated Telecommunication Services–2.64%
CommScope, Inc., 5.50%, 03/01/2024(b)	200,000	205,523
Embarq Corp., 8.00%, 06/01/2036	162,000	192,780
Frontier Communications Corp., 5.00%, 05/01/2028(b)	170,000	175,368
Ligado Networks LLC, 15.50%PIK Rate, 0.00% Cash Rate, 11/01/2023(b)(f)	35,000	35,350
Telecom Italia S.p.A. (Italy), 5.30%, 05/30/2024(b)	305,000	330,679
		939,700

Interactive Media & Services–0.84%
Cumulus Media New Holdings, Inc., 6.75%, 07/01/2026(b)	69,000	70,585
Diamond Sports Group LLC/Diamond Sports Finance Co., 5.38%, 08/15/2026(b)	325,000	230,246
		300,831

Internet & Direct Marketing Retail–1.17%
Photo Holdings Merger Sub, Inc., 8.50%, 10/01/2026(b)	271,000	291,173

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                    Invesco High Yield Bond Factor Fund

	Principal Amount	Value
Internet & Direct Marketing Retail–(continued)
QVC, Inc., 4.85%, 04/01/2024	$117,000	$ 125,921
		417,094

Investment Banking & Brokerage–0.42%
FS Energy and Power Fund, 7.50%, 08/15/2023(b)	115,000	116,018
NFP Corp., 6.88%, 08/15/2028(b)	32,000	33,086
		149,104

Managed Health Care–0.28%
Centene Corp., 4.75%, 01/15/2025	96,000	98,448

Metal & Glass Containers–1.02%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC, 3.25%, 09/01/2028(b)	200,000	200,000
Ball Corp., 4.00%, 11/15/2023	123,000	130,303
Mauser Packaging Solutions Holding Co., 7.25%, 04/15/2025(b)	34,000	33,639
		363,942

Movies & Entertainment–1.07%
Banijay Entertainment S.A.S.U. (France), 5.38%, 03/01/2025(b)	200,000	204,625
Cinemark USA, Inc., 4.88%, 06/01/2023	75,000	74,369
Netflix, Inc., 5.75%, 03/01/2024	92,000	103,442
		382,436

Office REITs–0.07%
Mack-Cali Realty L.P., 3.15%, 05/15/2023	26,000	26,342

Office Services & Supplies–1.01%
ACCO Brands Corp., 5.25%, 12/15/2024(b)	80,000	82,292
Pitney Bowes, Inc.,
5.38%, 05/15/2022	159,000	164,329
5.95%, 04/01/2023	109,000	114,109
		360,730

Oil & Gas Drilling–0.39%
Harvest Midstream I L.P., 7.50%, 09/01/2028(b)	130,000	138,369

Oil & Gas Equipment & Services–0.12%
Weatherford International Ltd., 11.00%, 12/01/2024(b)	44,000	43,327

Oil & Gas Exploration & Production–4.35%
Continental Resources, Inc., 5.00%, 09/15/2022	73,000	73,073
CrownRock L.P./CrownRock Finance, Inc., 5.63%, 10/15/2025(b)	103,000	104,223
Gulfport Energy Corp., 6.38%, 05/15/2025(c)	135,000	124,116
HighPoint Operating Corp., 8.75%, 06/15/2025	16,000	8,400
Hilcorp Energy I L.P./Hilcorp Finance Co.,
5.75%, 10/01/2025(b)	37,000	37,782
6.25%, 11/01/2028(b)	265,000	277,090
MEG Energy Corp. (Canada), 6.50%, 01/15/2025(b)	170,000	175,525
Murphy Oil Corp., 4.00%,
06/01/2022	141,000	141,087
6.88%, 08/15/2024	100,000	101,625
7.05%, 05/01/2029	80,000	81,485

	Principal Amount	Value
Oil & Gas Exploration & Production–(continued)
PDC Energy, Inc., 6.13%, 09/15/2024	$133,000	$ 136,137
Southwestern Energy Co., 4.10%, 03/15/2022	290,000	291,316
		1,551,859

Oil & Gas Refining & Marketing–2.15%
CVR Energy, Inc.,
5.25%, 02/15/2025(b)	97,000	95,884
5.75%, 02/15/2028(b)	181,000	179,681
EnLink Midstream Partners L.P.,
4.15%, 06/01/2025	75,000	74,625
4.85%, 07/15/2026	175,000	174,781
PBF Holding Co. LLC/PBF Finance Corp., 7.25%, 06/15/2025	350,000	242,156
		767,127

Oil & Gas Storage & Transportation–2.86%
Buckeye Partners L.P.,
4.35%, 10/15/2024	169,000	174,598
6.75%, 08/15/2033	97,000	102,335
Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp., 6.25%, 04/01/2023	129,000	129,564
EnLink Midstream LLC, 5.38%, 06/01/2029	109,000	108,114
EQM Midstream Partners L.P.,
4.75%, 07/15/2023	85,000	87,780
6.50%, 07/15/2048	109,000	103,278
Tallgrass Energy Partners L.P./Tallgrass Energy Finance Corp., 5.50%, 01/15/2028(b)	269,000	265,074
Targa Resources Partners L.P./Targa Resources Partners Finance Corp., 4.25%, 11/15/2023	50,000	50,145
		1,020,888

Other Diversified Financial Services–1.83%
Alpha Holding S.A. de C.V. (Mexico), 9.00%, 02/10/2025(b)	355,000	266,250
CNG Holdings, Inc., 12.50%, 06/15/2024(b)	43,000	40,528
Genworth Mortgage Holdings, Inc., 6.50%, 08/15/2025(b)	90,000	97,425
Operadora de Servicios Mega S.A. de C.V. Sofom ER (Mexico), 8.25%, 02/11/2025(b)	200,000	208,633
PetSmart, Inc., 7.13%, 03/15/2023(b)	38,000	38,116
		650,952

Packaged Foods & Meats–1.97%
Kraft Heinz Foods Co. (The),
4.00%, 06/15/2023	46,000	49,182
3.95%, 07/15/2025	175,000	194,750
Lamb Weston Holdings, Inc., 4.63%, 11/01/2024(b)	102,000	106,131
Pilgrim’s Pride Corp., 5.75%, 03/15/2025(b)	160,000	163,368
Post Holdings, Inc., 4.50%, 09/15/2031(b)	110,000	109,794
TreeHouse Foods, Inc., 6.00%, 02/15/2024(b)	77,000	78,604
		701,829

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                    Invesco High Yield Bond Factor Fund

	Principal Amount	Value
Paper Packaging–0.67%
Sealed Air Corp.,
5.25%, 04/01/2023(b)	$100,000	$105,914
5.13%, 12/01/2024(b)	120,000	131,625
		237,539

Personal Products–0.57%
Avon Products, Inc. (United Kingdom), 8.95%, 03/15/2043	107,000	135,356
Edgewell Personal Care Co., 4.70%, 05/24/2022	65,000	68,080
		203,436

Pharmaceuticals–2.29%
Advanz Pharma Corp. Ltd. (Canada), 8.00%, 09/06/2024	100,000	102,500
Bausch Health Cos., Inc.,
7.00%, 03/15/2024(b)	251,000	256,698
7.25%, 05/30/2029(b)	60,000	66,574
Elanco Animal Health, Inc.,
5.27%, 08/28/2023	154,000	165,839
5.90%, 08/28/2028	16,000	18,610
HLF Financing S.a.r.l. LLC/Herbalife International, Inc., 7.25%, 08/15/2026(b)	63,000	65,583
Par Pharmaceutical, Inc., 7.50%, 04/01/2027(b)	130,000	139,920
		815,724

Precious Metals & Minerals–0.00%
Northwest Acquisitions ULC/Dominion Finco, Inc., 7.13%, 11/01/2022(b)(c)	142,000	103

Property & Casualty Insurance–0.19%
MBIA, Inc., 5.70%, 12/01/2034	73,000	67,707

Real Estate Operating Companies–0.57%
Kennedy-Wilson, Inc., 5.88%, 04/01/2024	200,000	202,400

Real Estate Services–0.60%
Cushman & Wakefield US Borrower LLC, 6.75%, 05/15/2028(b)	96,000	104,081
Newmark Group, Inc., 6.13%, 11/15/2023	100,000	109,367
		213,448

Regional Banks–0.98%
CIT Group, Inc., 5.00%, 08/01/2023	200,000	218,625
Synovus Financial Corp., 5.90%, 02/07/2029(d)	120,000	129,533
		348,158

Restaurants–0.56%
Aramark Services, Inc., 5.00%, 04/01/2025(b)	196,000	200,704

Security & Alarm Services–1.15%
CoreCivic, Inc.,
4.63%, 05/01/2023	192,000	186,240
4.75%, 10/15/2027	75,000	67,688
Prime Security Services Borrower LLC/Prime Finance, Inc., 5.25%, 04/15/2024(b)	147,000	156,922
		410,850

	Principal Amount	Value
Soft Drinks–0.42%
Ajecorp B.V. (Spain), 6.50%, 05/14/2022(b)	$150,000	$ 150,114

Specialized REITs–2.53%
GEO Group, Inc. (The), 5.13%, 04/01/2023	274,000	251,566
Iron Mountain, Inc.,
4.88%, 09/15/2029(b)	147,000	150,087
5.25%, 07/15/2030(b)	167,000	172,010
SBA Communications Corp., 4.88%, 09/01/2024	127,000	130,423
Uniti Group L.P./Uniti Fiber Holdings,
Inc./CSL Capital LLC, 7.88%, 02/15/2025(b)	183,000	196,288
		900,374

Specialty Stores–0.72%
Staples, Inc., 7.50%, 04/15/2026(b)	257,000	257,951

Steel–0.72%
Carpenter Technology Corp., 6.38%, 07/15/2028	204,000	224,805
Commercial Metals Co., 3.88%, 02/15/2031	33,000	33,041
		257,846

Systems Software–0.10%
Banff Merger Sub, Inc., 9.75%, 09/01/2026(b)	32,000	34,145

Technology Distributors–0.80%
Ingram Micro, Inc., 5.45%, 12/15/2024	248,000	284,954

Technology Hardware, Storage & Peripherals–1.56%
Dell International LLC/EMC Corp., 7.13%, 06/15/2024(b)	187,000	193,695
Xerox Corp., 6.75%, 12/15/2039	266,000	294,407
Xerox Holdings Corp., 5.50%, 08/15/2028(b)	65,000	69,509
		557,611

Thrifts & Mortgage Finance–0.27%
MGIC Investment Corp., 5.75%, 08/15/2023	88,000	94,921

Trading Companies & Distributors–0.10%
Beacon Roofing Supply, Inc., 4.88%, 11/01/2025(b)	34,000	34,363

Trucking–0.10%
Uber Technologies, Inc., 8.00%, 11/01/2026(b)	32,000	34,631

Wireless Telecommunication Services–3.14%
Sprint Corp.,
7.88%, 09/15/2023	155,000	179,149
7.63%, 02/15/2025	145,000	172,731
T-Mobile USA, Inc.,
6.00%, 04/15/2024	200,000	201,500
6.50%, 01/15/2026	136,000	140,420
2.25%, 02/15/2026	51,000	50,867
VEON Holdings B.V. (Netherlands), 4.95%, 06/16/2024(b)	200,000	216,350

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                    Invesco High Yield Bond Factor Fund

	Principal Amount	Value
Wireless Telecommunication Services–(continued)
Vodafone Group PLC (United Kingdom), 7.00%, 04/04/2079(d)	$133,000	$159,505
		1,120,522
Total U.S. Dollar Denominated Bonds & Notes (Cost $32,783,322)		33,772,177

	Shares
Exchange-Traded Funds–2.77%
Invesco High Yield Bond Factor ETF (Cost $ 997,517)(g)	38,835	988,545

	Principal Amount
Asset-Backed Securities–0.70%
Madison Park Funding XI Ltd., Series 2013-11A, Class DR, 3.47% (3 mo. USD LIBOR + 3.25%), 07/23/2029 (Cost $244,425)(b)(h)	$250,000	248,389

U.S. Treasury Securities–0.21%
U.S. Treasury Bills–0.21%
0.05%, 07/15/2021
(Cost $74,985)(i)(j)	75,000	74,990
Variable Rate Senior Loan Interests–0.03%(k)(l)
Apparel, Accessories & Luxury Goods–0.03%
Claire’s Stores, Inc., Term Loan B, 6.61% (1 mo. USD LIBOR + 6.50%), 12/18/2026 (Cost $10,682)	12,486	11,924

	Shares

Common Stocks & Other Equity Interests–0.03%
Advertising–0.00%
Cxloyalty Group, Inc., Wts., expiring 04/10/2024(m)(n)	39	0

	Shares	Value
Apparel, Accessories & Luxury Goods–0.01%
Claire’s Holdings LLC(m)	20	$4,517

Coal & Consumable Fuels–0.01%
ACNR Holdings, Inc.	232	3,248

Oil & Gas Equipment & Services–0.01%
Superior Energy Services, Inc.,(n)	761	1,000
Total Common Stocks & Other Equity Interests (Cost $28,606)		8,765

Preferred Stocks–0.00%
Apparel, Accessories & Luxury Goods–0.00%
Claire’s Holdings LLC, Series A, Pfd. (Cost $3,125)	5	975

Money Market Funds–1.26%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(g)(o)	156,793	156,793
Invesco Liquid Assets Portfolio, Institutional Class, 0.02%(g)(o)	111,933	111,978
Invesco Treasury Portfolio, Institutional Class, 0.01%(g)(o)	179,192	179,192
Total Money Market Funds (Cost $447,963)		447,963
TOTAL INVESTMENTS IN SECURITIES–99.77% (Cost $34,590,625)		35,553,728
OTHER ASSETS LESS LIABILITIES–0.23%		82,971
NET ASSETS–100.00%		$35,636,699

Investment Abbreviations:
ETF	– Exchange-Traded Fund
LIBOR	– London Interbank Offered Rate
Pfd.	– Preferred
PIK	– Pay-in-Kind
REIT	– Real Estate Investment Trust
USD	– U.S. Dollar
Wts.	– Warrants

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2021 was $17,750,276, which represented 49.81% of the Fund’s Net Assets.

(c)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at February 28, 2021 was $124,886, which represented less than 1% of the Fund’s Net Assets.

(d)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(e)	Perpetual bond with no specified maturity date.
(f)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(g)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended February 28, 2021.

	Value February 29, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value February 28, 2021	Dividend Income
Invesco High Yield Bond Factor ETF	$-	$1,062,768	$64,743	$(8,972)	$(508)	$988,545	$3,688

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                    Invesco High Yield Bond Factor Fund

	Value February 29, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value February 28, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$2,423,448	$10,169,984	$(12,436,639)	$ -	$ -	$ 156,793	$1,222
Invesco Liquid Assets Portfolio, Institutional Class	-	2,203,231	(2,091,229)	-	(24)	111,978	100
Invesco Treasury Portfolio, Institutional Class	-	3,525,169	(3,345,977)	-	-	179,192	29
Total	$2,423,448	$16,961,152	$(17,809,102)	$(8,972)	$(532)	$1,436,508	$5,039

(h)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2021.
(i)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1L.
(j)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(k)

Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with any accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.

(l)

Variable rate senior loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended (the “1933 Act”) and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Interbank Offered Rate (“LIBOR”), on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(m)	Non-income producing security.
(n)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(o)	The rate shown is the 7-day SEC standardized yield as of February 28, 2021.

Open Futures Contracts
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Interest Rate Risk
U.S. Treasury Ultra Bonds	2	June-2021	$378,125	$(2,687)	$ (2,687)
U.S. Treasury Note	12	June-2021	1,592,625	(19,338)	(19,338)
U.S. Treasury 10 Year Ultra Notes	10	June-2021	1,473,438	(17,187)	(17,187)
U.S. Treasury Long Bond	3	June-2021	477,656	(4,132)	(4,132)
Subtotal–Long Futures Contracts				(43,344)	(43,344)

Short Futures Contracts
Interest Rate Risk
U.S. Treasury 2 Year Notes	4	June-2021	(883,062)	492	492
U.S. Treasury 5 Year Notes	9	June-2021	(1,115,719)	8,912	8,912
Subtotal–Short Futures Contracts				9,404	9,404
Total Futures Contracts				$(33,940)	$(33,940)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                    Invesco High Yield Bond Factor Fund

Statement of Assets and Liabilities

February 28, 2021

Assets:
Investments in securities, at value (Cost $ 33,145,145)	$34,117,220

Investments in affiliates, at value (Cost $ 1,445,480)	1,436,508

Other investments:
Variation margin receivable – futures contracts	16,914

Cash	430,024

Receivable for:
Investments sold	36,747

Fund shares sold	83,884

Dividends	15

Interest	497,501

Investment for trustee deferred compensation and retirement plans	18,857

Other assets	24,515

Total assets	36,662,185

Liabilities:
Payable for:
Investments purchased	678,844

Dividends	24,088

Fund shares reacquired	41,151

Accrued fees to affiliates	98,264

Accrued trustees’ and officers’ fees and benefits	1,533

Accrued other operating expenses	162,749

Trustee deferred compensation and retirement plans	18,857

Total liabilities	1,025,486

Net assets applicable to shares outstanding	$35,636,699

Net assets consist of:
Shares of beneficial interest	$39,416,945

Distributable earnings (loss)	(3,780,246)

$35,636,699

Net Assets:
Class A	$25,803,914

Class C	$5,223,762

Class R	$3,150,866

Class Y	$1,424,774

Class R5	$10,244

Class R6	$23,139

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	2,793,596

Class C	565,739

Class R	341,023

Class Y	154,190

Class R5	1,109

Class R6	2,505

Class A:
Net asset value per share	$9.24

Maximum offering price per share
(Net asset value of $9.24 ÷ 95.75%)	$9.65

Class C:
Net asset value and offering price per share	$9.23

Class R:
Net asset value and offering price per share	$9.24

Class Y:
Net asset value and offering price per share	$9.24

Class R5:
Net asset value and offering price per share	$9.24

Class R6:
Net asset value and offering price per share	$9.24

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                    Invesco High Yield Bond Factor Fund

Statement of Operations

For the year ended February 28, 2021

Investment income:
Interest	$1,924,894

Dividends from affiliates	5,039

Dividends	1,197

Total investment income	1,931,130

Expenses:
Advisory fees	120,567

Administrative services fees	4,607

Custodian fees	46,515

Distribution fees:

Class A	53,900

Class C	53,116

Class R	14,699

Transfer agent fees – A, C, R and Y	138,139

Transfer agent fees – R5	10

Transfer agent fees – R6	53

Trustees’ and officers’ fees and benefits	17,113

Registration and filing fees	131,111

Reports to shareholders	31,551

Professional services fees	96,019

Other	17,622

Total expenses	725,022

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(470,705)

Net expenses	254,317

Net investment income	1,676,813

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(899,346)

Affiliated investment securities	(532)

Foreign currencies	(13,850)

Forward foreign currency contracts	(23,047)

Futures contracts	(19,675)

Swap agreements	114,397

(842,053)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	1,794,995

Affiliated investment securities	(8,972)

Foreign currencies	6,367

Forward foreign currency contracts	3,982

Futures contracts	(55,862)

1,740,510

Net realized and unrealized gain	898,457

Net increase in net assets resulting from operations	$2,575,270

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                    Invesco High Yield Bond Factor Fund

Statement of Changes in Net Assets

For the year ended February 28, 2021, period ended February 29, 2020, and the year ended May 31, 2019

	Year Ended February 28, 2021	Nine Months Ended February 29, 2020	Year Ended May 31, 2019

Operations:
Net investment income	$ 1,676,813	$ 1,153,534	$ 2,128,138

Net realized gain (loss)	(842,053)	131,149	(1,159,579)

Change in net unrealized appreciation (depreciation)	1,740,510	(10,653)	128,199

Net increase in net assets resulting from operations	2,575,270	1,274,030	1,096,758

Distributions to shareholders from distributable earnings:
Class A	(1,247,439)	(808,286)	(1,229,430)

Class C	(250,179)	(172,968)	(323,053)

Class R	(152,928)	(98,117)	(132,581)

Class Y	(72,282)	(43,829)	(84,453)

Class R5	(552)	(371)	(5)

Class R6	(3,056)	(3,852)	(391,557)

Total distributions from distributable earnings	(1,726,436)	(1,127,423)	(2,161,079)

Return of capital:
Class A	(47,219)	(42,363)	–

Class C	(9,470)	(9,065)	–

Class R	(5,789)	(5,142)	–

Class Y	(2,736)	(2,297)	–

Class R5	(21)	(19)	–

Class R6	(116)	(202)	–

Total return of capital	(65,351)	(59,088)	–

Total distributions	(1,791,787)	(1,186,511)	(2,161,079)

Share transactions–net:
Class A	1,798,731	611,835	1,660,139

Class C	(580,687)	(796,976)	(331,917)

Class R	(32,303)	254,611	703,228

Class Y	266,472	(408,281)	7,237

Class R5	–	–	10,000

Class R6	(86,123)	(13,627)	(12,756,849)

Net increase (decrease) in net assets resulting from share transactions	1,366,090	(352,438)	(10,708,162)

Net increase (decrease) in net assets	2,149,573	(264,919)	(11,772,483)

Net assets:
Beginning of year	33,487,126	33,752,045	45,524,528

End of year	$35,636,699	$33,487,126	$33,752,045

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                    Invesco High Yield Bond Factor Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Return of capital	Total distributions	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 02/28/21	$8.99	$0.46	$0.29	$0.75	$(0.48)	$(0.02)	$(0.50)	$9.24	8.73	%(d)	$25,804	0.64	%(d)(e)	2.07	%(d)(e)	5.29	%(d)(e)	161%
Nine months ended 02/29/20	8.96	0.32	0.04	0.36	(0.31)	(0.02)	(0.33)	8.99	4.04		23,445	2.40	(f)	2.40	(f)	4.72	(f)	127
Year ended 05/31/19	9.17	0.51	(0.21)	0.30	(0.51)	–	(0.51)	8.96	3.42		22,791	1.78		1.78		5.61		56
Year ended 05/31/18	9.51	0.49	(0.34)	0.15	(0.49)	–	(0.49)	9.17	1.61		21,669	1.68		1.68		5.19		71
Year ended 05/31/17	9.07	0.45	0.45	0.90	(0.46)	–	(0.46)	9.51	10.08		27,376	1.59		1.59		4.85		89
Year ended 05/31/16	9.75	0.44	(0.67)	(0.23)	(0.45)	–	(0.45)	9.07	(2.22)		28,286	1.56		1.56		4.90		54
Class C
Year ended 02/28/21	8.98	0.40	0.28	0.68	(0.41)	(0.02)	(0.43)	9.23	7.93		5,224	1.39	(e)	2.84	(e)	4.54	(e)	161
Nine months ended 02/29/20	8.96	0.27	0.03	0.30	(0.27)	(0.01)	(0.28)	8.98	3.39		5,719	3.17	(f)	3.17	(f)	4.02	(f)	127
Year ended 05/31/19	9.16	0.44	(0.19)	0.25	(0.45)	–	(0.45)	8.96	2.81		6,484	2.57		2.57		4.91		56
Year ended 05/31/18	9.50	0.42	(0.33)	0.09	(0.43)	–	(0.43)	9.16	0.90		6,972	2.47		2.47		4.50		71
Year ended 05/31/17	9.06	0.39	0.44	0.83	(0.39)	–	(0.39)	9.50	9.33		7,070	2.55		2.55		4.18		89
Year ended 05/31/16	9.75	0.38	(0.68)	(0.30)	(0.39)	–	(0.39)	9.06	(3.00)		4,458	2.59		2.59		4.21		54
Class R
Year ended 02/28/21	8.99	0.44	0.28	0.72	(0.45)	(0.02)	(0.47)	9.24	8.46		3,151	0.89	(e)	2.34	(e)	5.04	(e)	161
Nine months ended 02/29/20	8.96	0.31	0.03	0.34	(0.29)	(0.02)	(0.31)	8.99	3.85		3,098	2.67	(f)	2.67	(f)	4.48	(f)	127
Year ended 05/31/19	9.17	0.48	(0.20)	0.28	(0.49)	–	(0.49)	8.96	3.17		2,839	2.20		2.20		5.36		56
Year ended 05/31/18	9.51	0.47	(0.34)	0.13	(0.47)	–	(0.47)	9.17	1.36		2,185	2.07		2.07		4.96		71
Year ended 05/31/17	9.07	0.44	0.43	0.87	(0.43)	–	(0.43)	9.51	9.81		1,542	2.39		2.39		4.66		89
Year ended 05/31/16	9.75	0.42	(0.67)	(0.25)	(0.43)	–	(0.43)	9.07	(2.46)		554	2.37		2.37		4.65		54
Class Y
Year ended 02/28/21	8.99	0.49	0.28	0.77	(0.50)	(0.02)	(0.52)	9.24	9.00		1,425	0.39	(e)	1.84	(e)	5.54	(e)	161
Nine months ended 02/29/20	8.97	0.34	0.03	0.37	(0.33)	(0.02)	(0.35)	8.99	4.16		1,105	2.17	(f)	2.17	(f)	5.01	(f)	127
Year ended 05/31/19	9.17	0.53	(0.19)	0.34	(0.54)	–	(0.54)	8.97	3.85		1,505	1.50		1.50		5.91		56
Year ended 05/31/18	9.51	0.52	(0.34)	0.18	(0.52)	–	(0.52)	9.17	1.92		1,534	1.44		1.44		5.50		71
Year ended 05/31/17	9.07	0.48	0.45	0.93	(0.49)	–	(0.49)	9.51	10.41		2,235	1.42		1.42		5.18		89
Year ended 05/31/16	9.75	0.47	(0.67)	(0.20)	(0.48)	–	(0.48)	9.07	(1.92)		657	1.50		1.50		5.18		54
Class R5
Year ended 02/28/21	8.99	0.49	0.28	0.77	(0.50)	(0.02)	(0.52)	9.24	9.00		10	0.39	(e)	1.52	(e)	5.54	(e)	161
Nine months ended 02/29/20	8.97	0.34	0.03	0.37	(0.33)	(0.02)	(0.35)	8.99	4.16		10	1.84	(f)	1.84	(f)	5.02	(f)	127
Period ended 05/31/19(g)	9.02	0.01	(0.06)	(0.05)	(0.00)	–	(0.00)	8.97	3.48		10	1.22	(f)	1.22	(f)	5.91	(f)	56
Class R6
Year ended 02/28/21	9.00	0.48	0.28	0.76	(0.50)	(0.02)	(0.52)	9.24	8.88		23	0.39	(e)	1.52	(e)	5.54	(e)	161
Nine months ended 02/29/20	8.97	0.35	0.04	0.39	(0.34)	(0.02)	(0.36)	9.00	4.32		110	1.81	(f)	1.81	(f)	5.05	(f)	127
Year ended 05/31/19	9.16	0.54	(0.19)	0.35	(0.54)	–	(0.54)	8.97	3.98		123	1.31		1.31		5.96		56
Year ended 05/31/18	9.50	0.52	(0.33)	0.19	(0.53)	–	(0.53)	9.16	1.97		13,165	1.24		1.24		5.56		71
Year ended 05/31/17	9.07	0.48	0.44	0.92	(0.49)	–	(0.49)	9.50	10.34		9,843	1.18		1.18		5.12		89
Year ended 05/31/16	9.75	0.47	(0.67)	(0.20)	(0.48)	–	(0.48)	9.07	(1.87)		22,186	1.27		1.27		5.26		54

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.23% for the year ended February 28, 2021.
(e)	Ratios are based on average daily net assets (000’s omitted) of $22,997, $5,312, $2,940, $1,275, $10 and $53 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(f)	Annualized.
(g)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                    Invesco High Yield Bond Factor Fund

Notes to Financial Statements

February 28, 2021

NOTE 1–Significant Accounting Policies

Invesco High Yield Bond Factor Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

Prior to February 28, 2020, the Fund sought to gain exposure to Regulation S securities primarily through investments in a wholly-owned and controlled subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary was organized by the Fund to invest in Regulation S securities. The Fund could invest up to 25% of its total assets in the Subsidiary under its previous strategy. Effective February 28, 2020, the Fund no longer invests in Regulation S securities or the Subsidiary, and the Subsidiary was liquidated. For the period June 1, 2019 through February 28, 2020, the Subsidiary operations were consolidated on the Statement of Changes in Net Assets and the Financial Highlights.

The Fund’s investment objective is to seek total return.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares. Effective November 30, 2020, the automatic conversion pursuant to the Conversion Feature changed from ten years to eight years. The first conversion of Class C shares to Class A shares occurred at the end of December 2020 for all Class C shares that were held for more than eight years as of November 30, 2020.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

19                    Invesco High Yield Bond Factor Fund

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Purchased on a When-Issued and Delayed Delivery Basis — The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

J.

Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized

20                    Invesco High Yield Bond Factor Fund

foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.

Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.

Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

M.

Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/ OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/ or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract

21                    Invesco High Yield Bond Factor Fund

may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) includes credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of February 28, 2021 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

N.

Other Risks - The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims.

Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

O.

Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

P.

Collateral —To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $2 billion	0.370%
Over $ 2 billion	0.350%

For the year ended February 28, 2021, the effective advisory fee rate incurred by the Fund was 0.37%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Funds.

The Adviser has contractually agreed, through at least June 30, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.64%, 1.39%, 0.89%, 0.39%, 0.39% and 0.39%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees.

The Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended February 28, 2021, the Adviser waived advisory fees of $121,382, reimbursed fund level expenses of $210,485 and reimbursed class level expenses of $97,424, $22,716, $12,627, $5,372, $10 and $53 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

22                    Invesco High Yield Bond Factor Fund

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund pursuant to the Class C and Class R Plan, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended February 28, 2021, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2021, IDI advised the Fund that IDI retained $8,721 in front-end sales commissions from the sale of Class A shares and $0 and $47 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 – Prices are determined using quoted prices in an active market for identical assets.

Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 28, 2021. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$—	$33,772,177	$—	$33,772,177

Exchange-Traded Funds	988,545	—	—	988,545

Asset-Backed Securities	—	248,389	—	248,389

U.S. Treasury Securities	—	74,990	—	74,990

Variable Rate Senior Loan Interests	—	11,924	—	11,924

Common Stocks & Other Equity Interests	—	7,765	1,000	8,765

Preferred Stocks	—	975	—	975

Money Market Funds	447,963	—	—	447,963

Total Investments in Securities	1,436,508	34,116,220	1,000	35,553,728

Other Investments - Assets*

Futures Contracts	9,404	—	—	9,404

Other Investments - Liabilities*

Futures Contracts	(43,344)	—	—	(43,344)

Total Other Investments	(33,940)	—	—	(33,940)

Total Investments	$1,402,568	$34,116,220	$1,000	$35,519,788

*	Unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

23                    Invesco High Yield Bond Factor Fund

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of February 28, 2021:

Value
Derivative Assets	Interest Rate Risk

Unrealized appreciation on futures contracts — Exchange-Traded(a)	$9,404

Derivatives not subject to master netting agreements	(9,404)

Total Derivative Assets subject to master netting agreements	$-

(a)	The daily variation margin receivable at period-end is recorded in the Statement of Assets and Liabilities.

Value
Derivative Liabilities	Interest Rate Risk

Unrealized depreciation on futures contracts — Exchange-Traded(a)	$(43,344)

Derivatives not subject to master netting agreements	43,344

Total Derivative Liabilities subject to master netting agreements	$-

(a)	The daily variation margin receivable at period-end is recorded in the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended February 28, 2021

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Credit Risk	Currency Risk	Interest Rate Risk	Total

Realized Gain (Loss):
Forward foreign currency contracts	$-	$(23,047)	$-	$(23,047)

Futures contracts	-	-	(19,675)	(19,675)

Swap agreements	114,397	-	-	114,397

Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	-	3,982	-	3,982

Futures contracts	-	-	(55,862)	(55,862)

Total	$114,397	$(19,065)	$(75,537)	$19,795

The table below summarizes the average notional value of derivatives held during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Swap Agreements

Average notional value	$8,385,618	$6,099,510	$1,222,909

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2021, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $636.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

24                    Invesco High Yield Bond Factor Fund

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2021 and February 29, 2020:
	2021	2020

Ordinary income*	$1,726,436	$1,127,423

Return of capital	65,351	59,088

Total distributions	$1,791,787	$1,186,511

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2021

Net unrealized appreciation — investments	$961,402

Temporary book/tax differences	(16,229)

Capital loss carryforward	(4,725,419)

Shares of beneficial interest	39,416,945

Total net assets	$35,636,699

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to futures contracts.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 28, 2021, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$1,590,035	$3,135,384	$4,725,419

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2021 was $53,292,722 and $50,151,721, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$1,593,517

Aggregate unrealized (depreciation) of investments	(632,115)

Net unrealized appreciation of investments	$961,402

Cost of investments for tax purposes is $34,558,386.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of return of capital, income from swap agreements and foreign currency transactions, on February 28, 2021, undistributed net investment income was increased by $113,154, undistributed net realized gain (loss) was decreased by $45,852 and shares of beneficial interest was decreased by $67,302. This reclassification had no effect on the net assets of the Fund.

NOTE 11–Share Information

	Summary of Share Activity

	Year ended February 28, 2021(a)		Nine months ended February 29, 2020		Year ended May 31, 2019
	Shares	Amount	Shares	Amount	Shares	Amount

Sold:
Class A	712,810	$6,278,805	422,846	$3,857,665	729,132	$6,596,376

Class C	182,202	1,598,201	95,431	869,158	244,929	2,206,607

Class R	97,058	844,750	78,933	719,034	111,688	1,004,611

Class Y	54,911	474,206	39,704	362,919	48,786	440,005

Class R5(b)	-	-	-	-	1,109	10,000

Class R6	233	2,128	5,734	52,385	13,344	121,038

25                    Invesco High Yield Bond Factor Fund

Summary of Share Activity

	Year ended February 28, 2021(a)		Nine months ended February 29, 2020		Year ended May 31, 2019
	Shares	Amount	Shares	Amount	Shares	Amount

Issued as reinvestment of dividends:
Class A	121,947	$1,071,974	84,797	$771,421	127,447	$1,146,812

Class C	22,864	200,494	19,060	173,379	34,682	312,156

Class R	17,841	156,458	11,232	102,255	14,608	131,453

Class Y	6,774	59,610	4,971	45,278	9,355	84,298

Class R6	204	1,758	445	4,054	41,562	373,633

Automatic conversion of Class C shares to Class A shares:
Class A	61,830	558,432	88,060	804,928	-	-

Class C	(61,843)	(558,432)	(88,146)	(804,928)	-	-

Reacquired:
Class A	(711,775)	(6,110,480)	(529,837)	(4,822,179)	(677,300)	(6,083,049)

Class C	(214,155)	(1,820,950)	(113,532)	(1,034,585)	(316,686)	(2,850,680)

Class R	(118,572)	(1,033,511)	(62,196)	(566,678)	(47,888)	(432,836)

Class Y	(30,413)	(267,344)	(89,562)	(816,478)	(57,586)	(517,066)

Class R6	(10,188)	(90,009)	(7,678)	(70,066)	(1,477,674)	(13,251,520)

Net increase (decrease) in share activity	131,728	$1,366,090	(39,738)	$(352,438)	(1,200,492)	$(10,708,162)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 15% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)	Commencement date after the close of business on May 24, 2019.

NOTE 12–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

26                    Invesco High Yield Bond Factor Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities Funds (Invesco Investment Securities Funds) and Shareholders of Invesco High Yield Bond Factor Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco High Yield Bond Factor Fund (one of the funds constituting AIM Investment Securities Funds (Invesco Investment Securities Funds), referred to hereafter as the “Fund”) as of February 28, 2021, the related statement of operations for the year ended February 28, 2021, the statement of changes in net assets for the year ended February 28, 2021, the nine months ended February 29, 2020 and the year ended May 31, 2019, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2021, the results of its operations for the year then ended, the changes in its net assets for the year ended February 28, 2021, the nine months ended February 29, 2020 and the year ended May 31, 2019, and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Financial Highlights
For the year ended February 28, 2021, the nine months ended February 29, 2020 and the year ended May 31, 2019 for Class A, Class C, Class R, Class Y and Class R6
For the year ended February 28, 2021, the nine months ended February 29, 2020 and the period May 24, 2019 (commencement of operations) through May 31, 2019 for Class R5

The financial statements of Invesco High Yield Bond Factor Fund (formerly known as Oppenheimer Global High Yield Fund) as of and for the year ended May 31, 2018 and the financial highlights for each of the periods ended on or prior to May 31, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated July 25, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2021 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas
April 28, 2021

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

27                    Invesco High Yield Bond Factor Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2020 through February 28, 2021.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value (09/01/20)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (02/28/21)[1]	Expenses Paid During Period[2]	Ending Account Value (02/28/21)	Expenses Paid During Period[2]
Class A	$1,000.00	$1,058.00	$3.27	$1,021.62	$3.21	0.64%
Class C	1,000.00	1,054.10	7.08	1,017.90	6.95	1.39
Class R	1,000.00	1,056.70	4.54	1,020.38	4.46	0.89
Class Y	1,000.00	1,059.30	1.99	1,022.86	1.96	0.39
Class R5	1,000.00	1,059.30	1.99	1,022.86	1.96	0.39
Class R6	1,000.00	1,059.30	1.99	1,022.86	1.96	0.39

[1]

The actual ending account value is based on the actual total return of the Fund for the period September 1, 2020 through February 28, 2021, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

28                    Invesco High Yield Bond Factor Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2021:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$0.00
Qualified Dividend Income*	0.00%
Qualified Business Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
Business Interest Income*	100.00%
U.S. Treasury Obligations*	0.01%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

29                    Invesco High Yield Bond Factor Fund

Trustees and Officers

The address of each trustee and officer is (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] — 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			191	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1                     Invesco High Yield Bond Factor Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson – 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	191	enaible, Inc. (artificial intelligence technology); Director, ISO New England, Inc. (non-profit organization managing regional electricity market)
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	191	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields – 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	191	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler –1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	191	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization); Eisenhower Foundation (non-profit)
Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	191	Insperity, Inc. (formerly known as Administaff) (human resources provider)

T-2                     Invesco High Yield Bond Factor Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds

			191	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	191	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis – 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	191	None
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			191	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	191	Elucida Oncology (nanotechnology & medical particles company);

T-3                     Invesco High Yield Bond Factor Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Ann Barnett Stern – 1957 Trustee	2017	President, Chief Executive Officer and Board member of Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest and Andrews and Kurth	191	Director and Audit Committee member of Federal Reserve Bank of Dallas; Trustee and Board Chair of Good Reason Houston (nonprofit); Trustee, Vice Chair, Chair of Nomination/Governance Committee, Chair of Personnel Committee of Holdsworth Center (nonprofit); Trustee and Investment Committee member of University of Texas Law School Foundation (nonprofit); Board Member of Greater Houston Partnership
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	191	None
Daniel S. Vandivort –1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	191	None
James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	191	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

T-4                    Invesco High Yield Bond Factor Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC ; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A

T-5                    Invesco High Yield Bond Factor Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A
John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

Formerly: Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

T-6                    Invesco High Yield Bond Factor Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; and Chairman and Director, INVESCO Realty, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes- 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds);Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster — 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-7                     Invesco High Yield Bond Factor Fund

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Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

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∎	Fund reports and prospectuses
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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each fiscal year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05686 and 033-39519	Invesco Distributors, Inc.	O-GLHY-AR-1

Annual Report to Shareholders	February 28, 2021
Invesco Income Fund
Nasdaq:
A: AGOVX ∎ C: AGVCX ∎ R: AGVRX ∎ Y: AGVYX ∎ Investor: AGIVX ∎ R5: AGOIX ∎ R6: AGVSX

Management’s Discussion of Fund Performance

Performance summary

For the year ended February 28, 2021, Class A shares of Invesco Income Fund (the Fund), at net asset value (NAV), underperformed the Bloomberg Barclays U.S. Aggregate Bond Index, the Fund’s broad market benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/29/20 to 2/28/21, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-4.62%
Class C Shares	-5.35
Class R Shares	-4.96
Class Y Shares	-4.48
Investor Class Shares	-4.66
Class R5 Shares	-4.37
Class R6 Shares	-4.34
Bloomberg Barclays U.S. Aggregate Bond Index▼ (Broad Market Index)	1.38
Source(s): ▼RIMES Technologies Corp.

Market conditions and your Fund

Fixed-income markets began the year buoyed by positive economic data and the signing of the phase one US-China trade deal. However, initial optimism was dampened by the outbreak of the new coronavirus (COVID-19) that swiftly spread from China to other global regions. Global markets fell sharply as the human and economic cost of the COVID-19 pandemic mounted. As fear of a worldwide recession increased, the US Federal Reserve (the Fed) took aggressive action to support both the domestic and global economy by slashing rates to a range of 0.00% to 0.25%.1 The unemployment rate reached a peak of 14.7%2 while real gross domestic product (GDP) decreased at an annual rate of 31.4%3 in the second quarter of 2020.

    Many economies received fiscal stimulus and very significant monetary stimulus due to the impact of COVID-19. The massive monetary policy response created an environment in which investors embraced risk and stocks rose globally after a deep rout in the first half of the year. Consequently, some countries were able to achieve some success in controlling the spread and were able to slowly reopen their economies in the third quarter. With a potential vaccine in sight for the end of 2020 or early 2021 the broader bond market, both developed and emerging, ended the year in positive territory.

    The 10-year US Treasury yield continued to decline at the start of the year as the Fed adopted a more dovish stance and continued geopolitical uncertainty forced investors to seek higher-quality fixed-income instruments. Elevated volatility levels due to the COVID-19 pandemic and ensuing global recession led to a severe “risk-off” tone in the markets driving Treasury yields even lower. The 10-year US Treasury yield ended the year 2020 at 0.93%, 99 basis points lower than at the beginning of the year.4 (A basis point is one one-hundredth of a percentage point.)

    While the US economy has rebounded significantly since the pandemic began, the recovery appeared to slow in the fourth quarter with estimates for employment gains and GDP growth down from the third quarter. However, bonds were buoyed by the Fed’s pledge to maintain its accommodative stance and asset purchases, “until substantial further progress has been made” toward employment and inflation targets.

    In the first quarter of 2021, rising 10-year US Treasury yields increased significantly to 1.6%,4 its highest level since February 2020, reflecting higher inflation expectations. Consequently, real yields have fallen further into negative territory as the Fed remains in its accommodative policy. As vaccine rollouts become more widespread and accessible across the country, along with another fiscal stimulus package, we expect to see an economic rebound later in the year.

    Structured credit sectors such as commercial mortgage-backed securities (CMBS), nonagency residential mortgage-backed securities (RMBS) and asset-backed securities (ABS) experienced spread widening that was driven by the impact of COVID-19 on markets during the early part of the year. Structured securities higher up in the capital structure have largely recovered the widening that occurred at the onset of the pandemic having benefited from support from the Fed through the TALF program, fiscal stimulus provided to the US consumer and an improved technical environment. However, this was not the case for certain subordinate structured securities within CMBS and ABS, which recovered to a lesser extent. Although we do not know the exact recovery timeline, we are closely monitoring the potential for cash flow interruptions and the possible impact on long-term value of underlying commercial real estate (CRE) collateral. If this environment is prolonged, commercial mortgages are likely to see elevated defaults. Our CMBS team values each loan underlying the CMBS transaction and we run base and stress scenarios on underlying property valuations and cashflows to better assess potential areas to avoid in the commercial market. Within ABS, we believe lower-rated bonds offer better relative value and potential outperformance as we expect the credit curve will continue to gradually flatten over the near term.

    Given this market backdrop, Class A shares of Invesco Income Fund, at NAV, generated a negative return and underperformed its broad-market index, the Bloomberg Barclays U.S. Aggregate Bond Index. It is worth noting that the Fund is benchmark agnostic and has no constraints in relation to its broad-market index as it is used for reference only. The Fund’s security selection within Agency MBS was a contributor for the period. During the reporting period, the Fund used active duration and yield curve positioning for risk management and for generating returns. Duration measures a portfolio’s price sensitivity to interest rate changes, with a shorter-duration portfolio tending to be less sensitive to these changes. Buying and selling US Treasury futures contracts was an important tool we used for the management of interest rate risk and to maintain our targeted portfolio duration. During the year, the Fund’s duration and yield curve positioning was a contributor to the Fund’s relative performance. The Fund’s overweight allocation and security selection within CMBS and ABS detracted from relative performance. The Fund’s out of benchmark allocation to RMBS also detracted from relative performance for the year. The Fund’s out of benchmark allocation to REIT equity also created a drag on relative performance for the year.

    We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed-income securities tends to fall. This risk may be greater in the current market environment because interest rates are at or near historic lows. The degree to which the value of fixed-income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics such as price, maturity, duration and coupon and market forces such as supply and demand for similar securities. We are monitoring interest rates and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise, markets may experience increased volatility, which may affect the value and/or liquidity of some of the Fund’s investments. It is also worth noting that the Fund may have less interest rate risk than its broad-based

2                    Invesco Income Fund

index and other intermediate duration peers due to its allocation to floating rate bonds and its use of interest rate futures contracts to manage interest rate risk.

    We welcome new investors who joined the Fund during the year and thank you for your investment in Invesco Income Fund.

1	Source: US Federal Reserve
2	Source: Bureau of Labor Statistics
3	Source: Bureau of Economic Analysis
4	Source: US Department of the Treasury

Portfolio manager(s):

Philip Armstrong

Mario Clemente

Kevin Collins

Clint Dudley

David Lyle

Brian Norris

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3                    Invesco Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 2/28/11

1	Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects Fund expenses and management fees; performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4                    Invesco Income Fund

Average Annual Total Returns
As of 2/28/21, including maximum applicable sales charges
Class A Shares
Inception (4/28/87)	4.51%
10 Years	1.09
5 Years	-0.27
1 Year	-8.72
Class C Shares
Inception (8/4/97)	3.18%
10 Years	0.91
5 Years	-0.16
1 Year	-6.26
Class R Shares
Inception (6/3/02)	2.59%
10 Years	1.28
5 Years	0.35
1 Year	-4.96
Class Y Shares
Inception (10/3/08)	2.42%
10 Years	1.79
5 Years	0.83
1 Year	-4.48
Investor Class Shares
Inception (9/30/03)	2.63%
10 Years	1.56
5 Years	0.64
1 Year	-4.66
Class R5 Shares
Inception (4/29/05)	3.07%
10 Years	1.90
5 Years	0.93
1 Year	-4.37
Class R6 Shares
10 Years	1.66%
5 Years	0.85
1 Year	-4.34
Performance includes litigation proceeds. Had these proceeds not been received, total returns would have been lower.

Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Investor Class, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5                    Invesco Income Fund

Supplemental Information

Invesco Income Fund’s investment objective is current income and, secondarily, capital appreciation.

∎	Unless otherwise stated, information presented in this report is as of February 28, 2021, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index considered representative of the US investment- grade, fixed-rate bond market.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6                    Invesco Income Fund

Fund Information

Portfolio Composition

By security type	% of total investments
Asset-Backed Securities	59.35%
U.S. Government Sponsored Agency Mortgage-Backed Securities	12.96
Agency Credit Risk Transfer Notes	6.58
U.S. Dollar Denominated Bonds & Notes	5.48
Preferred Stocks	4.91
U.S. Treasury Securities	1.99
Security types each less than 1% portfolio	1.35
Money Market Funds	7.38

Top Five Debt Issuers*

		% of total net assets
1.	Uniform Mortgage-Backed Securities	9.62%
2.	Government National Mortgage Association	4.78
3.	Wells Fargo Commercial Mortgage Trust	3.83
4.	Angel Oak Mortgage Trust	2.86
5.	CSAIL Commercial Mortgage Trust	2.78

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of February 28, 2021.

7                    Invesco Income Fund

Schedule of Investments

February 28, 2021

	Principal Amount	Value
Asset-Backed Securities–68.44%
AMSR Trust, Series 2020-SFR2, Class E1, 4.03%, 07/17/2037(a)	$2,412,000	$2,542,251
Series 2020-SFR5, Class D, 2.18%, 11/17/2037(a)	5,000,000	5,038,241
Angel Oak Mortgage Trust, Series 2019-5, Class B1, 3.96%, 10/25/2049(a)(b)	2,361,000	2,428,780
Series 2020-3, Class M1, 3.81%, 04/25/2065(a)(b)	5,000,000	5,300,477
Series 2020-4, Class A3, 2.81%, 06/25/2065(a)(b)	3,822,363	3,891,727
Series 2020-6, Class A3, 1.78%, 05/25/2065(a)(b)	3,668,444	3,711,315
Angel Oak Mortgage Trust LLC, Series 2020-5, Class A3, 2.04%, 05/25/2065(a)(b)	3,013,860	3,045,272
Arroyo Mortgage Trust, Series 2020-1, Class A3, 3.33%, 03/25/2055(a)	4,463,000	4,635,640
Avis Budget Rental Car Funding AESOP LLC, Series 2019-3A, Class A, 2.36%, 03/20/2026(a)	1,000,000	1,052,007
Banc of America Commercial Mortgage Trust, Series 2015-UBS7, Class XA, IO, 0.79%, 09/15/2048(c)	18,038,516	550,003
BANK 2018-BNK14, Series 2018-BNK14, Class E, 3.00%, 09/15/2060(a)	5,750,000	4,347,489
BBCMS Mortgage Trust, Series 2018-C2, Class C, 4.97%, 12/15/2051(b)	2,500,000	2,827,566
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-10, Class 12A1, 2.94%, 01/25/2035(b)	375,177	404,228
Benchmark Mortgage Trust, Series 2018-B3, Class C, 4.56%, 04/10/2051(b)	4,375,000	4,898,442
Series 2018-B6, Class E, 3.12%, 10/10/2051(a)(b)	8,000,000	6,869,615
Series 2019-B11, Class D, 3.00%, 05/15/2052(a)	5,250,000	5,001,678
Series 2019-B14, Class C, 3.78%, 12/15/2062(b)	4,650,000	4,906,763
Series 2019-B15, Class C, 3.72%, 12/15/2072(b)	1,000,000	1,055,522
Series 2019-B9, Class C, 4.97%, 03/15/2052(b)	4,000,000	4,606,125
Series 2020-B17, Class C, 3.37%, 03/15/2053(b)	3,000,000	3,139,812
Blackbird Capital Aircraft Lease Securitization Ltd., Series 2016- 1A, Class B, 5.68%, 12/16/2041(a)(d)	4,881,875	4,849,195
BRAVO Residential Funding Trust, Series 2019-NQM2, Class A3, 3.11%, 11/25/2059(a)(b)	3,458,119	3,577,904

	Principal Amount	Value
Cantor Commercial Real Estate Lending, Series 2019-CF1, Class 65D, 4.66%, 05/15/2052(a)(b)	$4,517,000	$3,967,723
Series 2019-CF2, Class E, 2.50%, 11/15/2052(a)	3,000,000	2,402,911
CBAM Ltd. (Cayman Islands), Series 2017-3A, Class A, 1.45% (3 mo. USD LIBOR + 1.23%), 10/17/2029(a)(e)	8,000,000	8,005,412
Series 2019-10A, Class A1A, 1.64% (3 mo. USD LIBOR + 1.42%), 04/20/2032(a)(e)	4,000,000	4,006,394
Cerberus Loan Funding XXV L.P., Series 2018-4RA, Class DR, 4.04% (3 mo. USD LIBOR + 3.80%), 10/15/2030(a)(e)	2,100,000	2,046,833
Cerberus Loan Funding XXVI L.P., Series 2019-1A, Class D, 5.09% (3 mo. USD LIBOR + 4.85%), 04/15/2031(a)(e)	2,500,000	2,492,445
Chase Mortgage Finance Corp., Series 2016-SH1, Class M3, 3.75%, 04/25/2045(a)(b)	1,608,231	1,613,722
Series 2016-SH2, Class M3, 3.75%, 12/25/2045(a)(b)	1,904,546	1,941,031
Citigroup Commercial Mortgage Trust, Series 2013-GC11, Class D, 4.42%, 04/10/2023(a)(b)	4,885,000	4,957,060
Series 2015-GC29, Class D, 3.11%, 04/10/2048(a)	5,000,000	4,761,881
COLT Mortgage Loan Trust, Series 2020-1, Class A3, 2.90%, 02/25/2050(a)(b)	1,830,799	1,854,766
Series 2020-2, Class A3, 3.70%, 03/25/2065(a)(b)	2,664,000	2,793,539
Series 2020-3, Class A3, 2.38%, 04/27/2065(a)(b)	2,823,787	2,872,288
Commercial Mortgage Trust, Series 2014-CR19, Class C, 4.71%, 08/10/2024(b)	4,578,800	4,865,089
Series 2014-UBS4, Class C, 4.64%, 07/10/2024(b)	5,000,000	5,204,824
Series 2015-CR26, Class C, 4.48%, 10/10/2048(b)	4,000,000	4,378,370
Credit Suisse Mortgage Capital Ctfs., Series 2020-SPT1, Class A3, 2.73%, 04/25/2065(a)(d)	5,000,000	5,107,710
Credit Suisse Mortgage Trust, Series 2021-NQM1, Class M1, 2.13%, 05/25/2065(a)(b)	1,649,583	1,659,611
CSAIL Commercial Mortgage Trust, Series 2016-C6, Class E, 3.95%, 01/15/2049(a)(b)	3,000,000	1,349,881
Series 2017-CX9, Class D, 4.15%, 09/15/2050(a)(b)	6,304,000	5,076,157
Series 2018-C14, Class E, 4.89%, 11/15/2051(a)(b)	4,548,000	4,093,562
Series 2019-C16, Class C, 4.24%, 06/15/2052(b)	2,000,000	2,072,430
Series 2019-C17, Class C, 3.93%, 09/15/2052	5,000,000	5,281,960

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                    Invesco Income Fund

	Principal Amount	Value
Deephaven Residential Mortgage Trust, Series 2020-2, Class A3, 2.86%, 05/25/2065(a)	$5,800,000	$5,952,441
Diamond CLO Ltd., Series 2019-1A, Class D, 4.97% (3 mo. USD LIBOR + 4.75%), 04/25/2029(a)(e)	3,000,000	3,013,745
Domino’s Pizza Master Issuer LLC, Series 2017-1A, Class A2II, 3.08%, 07/25/2047(a)	1,024,320	1,032,591
Dryden 53 CLO Ltd., Series 2017- 53A, Class A, 1.36% (3 mo. USD LIBOR + 1.12%), 01/15/2031(a)(e)	7,000,000	7,008,807
FirstKey Homes Trust, Series 2020- SFR2, Class D, 1.97%, 10/19/2037(a)	5,000,000	4,999,720
Flagstar Mortgage Trust, Series 2018-5, Class B1, 4.54%, 09/25/2048(a)(b)	1,618,177	1,735,119
Series 2018-5, Class B2, 4.54%, 09/25/2048(a)(b)	1,938,956	2,022,086
Series 2018-6RR, Class B2, 4.99%, 10/25/2048(a)(b)	2,864,091	2,834,066
Series 2018-6RR, Class B3, 4.99%, 10/25/2048(a)(b)	2,864,091	3,105,738
Ford Credit Auto Owner Trust, Series 2020-B, Class C, 2.04%, 12/15/2026	3,000,000	3,111,525
FREMF Mortgage Trust, Series 2019-KF68, Class B, 2.32% (1 mo. USD LIBOR + 2.20%), 07/25/2026(a)(e)	1,958,543	1,965,171
Series 2019-KF72, Class B, 2.22% (1 mo. USD LIBOR + 2.10%), 11/25/2026(a)(e)	6,027,509	6,018,357
Galton Funding Mortgage Trust, Series 2019-H1, Class B1, 3.89%, 10/25/2059(a)(b)	5,480,000	5,545,140
GCAT Trust, Series 2019-NQM3, Class B1, 3.95%, 11/25/2059(a)(b)	4,000,000	4,120,162
Series 2020-NQM2, Class M1, 3.59%, 04/25/2065(a)(b)	3,500,000	3,643,742
GM Financial Consumer Automobile Receivables Trust, Series 2020-3, Class C, 1.37%, 01/16/2026	1,890,000	1,927,126
GS Mortgage Securities Corp. Trust, Series 2017-SLP, Class E, 4.59%, 10/10/2032(a)(b)	5,050,000	5,009,660
Series 2018-TWR, Class G, 4.04% (1 mo. USD LIBOR + 3.92%), 07/15/2021(a)(e)	3,000,000	2,608,023
GS Mortgage Securities Trust, Series 2017-GS6, Class C, 4.32%, 05/10/2050(b)	2,774,000	3,054,016
GS Mortgage-Backed Securities Trust, Series 2020-NQM1, Class A3, 2.35%, 09/27/2060(a)(b)	1,552,052	1,582,767
Home Partners of America Trust, Series 2017-1, Class E, 2.76% (1 mo. USD LIBOR + 2.65%), 07/17/2034(a)(e)	5,000,000	5,015,200

	Principal Amount	Value
Invitation Homes Trust, Series 2018-SFR2, Class C, 1.39% (1 mo. USD LIBOR + 1.28%), 06/17/2037(a)(e)	$1,250,000	$1,254,195
Series 2018-SFR3, Class C, 1.41% (1 mo. USD LIBOR + 1.30%), 07/17/2037(a)(e)	3,685,000	3,694,866
Series 2018-SFR3, Class E, 2.11% (1 mo. USD LIBOR + 2.00%), 07/17/2037(a)(e)	2,980,027	2,995,774
Series 2018-SFR4, Series E, 2.06% (1 mo. USD LIBOR + 1.95%), 01/17/2038(a)(e)	3,998,601	4,010,631
Jimmy Johns Funding LLC, Series 2017-1A, Class A2II, 4.85%, 07/30/2047(a)	6,272,500	6,610,334
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-PHH, Class E, 3.91% (1 mo. USD LIBOR + 2.41%), 06/15/2021(a)(e)	2,000,000	1,183,399
Series 2018-PHH, Class F, 4.51% (1 mo. USD LIBOR + 3.01%), 06/15/2021(a)(e)	2,000,000	724,914
JPMBB Commercial Mortgage Securities Trust, Series 2013-C12, Class C, 4.10%, 07/15/2045(b)	4,760,000	4,921,266
Series 2014-C26, Class D, 3.88%, 12/15/2024(a)(b)	4,000,000	3,948,264
Series 2020-COR7, Class C, 3.73%, 05/13/2053(b)	4,779,000	5,088,503
MACH 1 Cayman Ltd., Series 2019-1, Class B, 4.34%, 10/15/2039(a)	1,966,133	1,920,600
Madison Park Funding XVIII Ltd., Series 2015-18A, Class A1R, 1.41% (3 mo. USD LIBOR + 1.19%), 10/21/2030(a)(e)	3,000,000	3,005,798
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C20, Class D, 3.07%, 02/15/2048(a)	3,200,000	3,100,205
Series 2015-C24, Class D, 3.26%, 07/15/2025(a)	5,000,000	4,811,749
Morgan Stanley Capital I Trust, Series 2018-H4, Class C, 5.08%, 12/15/2051(b)	5,000,000	5,376,458
New Residential Mortgage Loan Trust, Series 2021-NQ1R, Class M1, 2.27%, 07/25/2055(a)(b)	2,250,000	2,250,000
OCP CLO Ltd., Series 2017-13A, Class A1A, 1.50% (3 mo. USD LIBOR + 1.26%), 07/15/2030(a)(e)	4,100,000	4,107,431
Octagon Investment Partners 48 Ltd., Series 2020-3A, Class A, 1.73% (3 mo. USD LIBOR + 1.50%), 10/20/2031(a)(e)	6,000,000	6,030,520
OHA Loan Funding Ltd., Series 2016-1A, Class AR, 1.48% (3 mo. USD LIBOR + 1.26%), 01/20/2033(a)(e)	2,400,000	2,403,551

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                    Invesco Income Fund

	Principal Amount	Value
Progress Residential Trust, Series 2018-SFR1, Class F, 4.78%, 03/17/2035(a)	$525,000	$528,515
Series 2018-SFR2, Class E, 4.66%, 08/17/2035(a)	3,000,000	3,043,093
Series 2018-SFR3, Class D, 4.43%, 10/17/2035(a)	7,000,000	7,152,053
Series 2019-SFR1, Class E, 4.47%, 08/17/2035(a)	5,000,000	5,148,220
Residential Mortgage Loan Trust, Series 2019-3, Class B1, 3.81%, 09/25/2059(a)(b)	3,276,000	3,331,186
Series 2020-2, Class M1, 3.57%, 05/25/2060(a)(b)	5,000,000	5,189,022
Sapphire Aviation Finance II Ltd., Series 2020-1A, Class B, 4.34%, 03/15/2040(a)	3,039,185	2,773,845
Seasoned Credit Risk Transfer Trust, Series 2017-4, Class M, 4.75%, 06/25/2057(a)(b)	3,000,000	3,128,228
Sonic Capital LLC, Series 2018-1A, Class A2, 4.03%, 02/20/2048(a)	2,751,663	2,821,152
Series 2020-1A, Class A2I, 3.85%, 01/20/2050(a)	5,655,870	5,973,710
Star Trust, Series 2021-SFR1, Class D, 1.41% (1 mo. USD LIBOR + 1.30%), 04/17/2038(a)(e)	6,665,000	6,670,999
Starwood Mortgage Residential Trust, Series 2020-2, Class A2, 3.97%, 04/25/2060(a)(b)	4,000,000	4,210,602
Series 2020-3, Class A3, 2.59%, 04/25/2065(a)(b)	3,000,000	3,049,276
Symphony CLO XXII Ltd., Series 2020-22A, Class A1A, 1.51% (3 mo. USD LIBOR + 1.29%), 04/18/2033(a)(e)	7,500,000	7,534,986
Textainer Marine Containers VII Ltd., Series 2020-1A, B shares, 4.94%, 08/21/2045(a)	3,790,937	3,911,753
TICP CLO IX Ltd., Series 2017-9A, Class A, 1.36% (3 mo. USD LIBOR + 1.14%), 01/20/2031(a)(e)	7,000,000	7,004,375
TIF Funding II LLC, 2.54%, 02/20/2046(a)	1,850,000	1,829,942
Tricon American Homes Trust, Series 2018-SFR1, Class D, 4.17%, 05/17/2037(a)	2,000,000	2,117,751
Series 2020-SFR1, Class D, 2.55%, 07/17/2038(a)	8,900,000	9,073,978
Series 2020-SFR1, Class E, 3.54%, 07/17/2038(a)	1,600,000	1,683,172
Series 2020-SFR2, Class D, 2.28%, 11/17/2039(a)	2,000,000	1,984,731
Verus Securitization Trust, Series 2020-4, Class A3, 2.32%, 05/25/2065(a)(d)	4,849,999	4,944,840
Series 2020-INV1, Class A3, 3.89%, 03/25/2060(a)(b)	2,800,000	2,925,900
Series 2021-R1, Class M1, 2.34%, 10/25/2063(a)	3,250,000	3,283,021

	Principal Amount	Value
Vista Point Securitization Trust, Series 2020-1, Class M1, 4.15%, 03/25/2065(a)(b)	$2,100,000	$2,212,954
Series 2020-2, Class A3, 2.50%, 04/25/2065(a)(b)	2,345,746	2,380,372
Series 2020-2, Class M1, 3.40%, 04/25/2065(a)(b)	1,650,000	1,683,991
Voya CLO Ltd. (Cayman Islands), Series 2014-1A, Class CR2, 3.02% (3 mo. USD LIBOR + 2.80%), 04/18/2031(a)(e)	1,300,000	1,254,413
Series 2020-2A, Class D, 4.47% (3 mo. USD LIBOR + 4.25%), 07/19/2031(a)(e)	4,000,000	4,023,696
Wells Fargo Commercial Mortgage Trust, Series 2014-LC18, Class D, 3.96%, 12/15/2024(a)(b)	6,000,000	5,432,986
Series 2015-C28, Class B, 4.09%, 05/15/2048(b)	7,100,000	7,610,878
Series 2015-NXS2, Class D, 4.29%, 07/15/2025(b)	6,000,000	5,604,251
Series 2017-C39, Class C, 4.12%, 09/15/2050	2,309,000	2,403,942
Series 2017-RC1, Class D, 3.25%, 01/15/2060(a)	4,000,000	3,485,917
Total Asset-Backed Securities (Cost $435,043,911)		439,637,061

U.S. Government Sponsored Agency Mortgage-Backed Securities–14.94%
Collateralized Mortgage Obligations–0.52%
Freddie Mac Multifamily Structured Credit Risk, Series 2021-MN1, Class M1, 2.04% (SOFR + 2.00%), 01/25/2051(a)(e)	1,717,812	1,744,463
Series 2021-MN1, Class M2, 3.79% (SOFR + 3.75%), 01/25/2051(a)(e)	1,500,000	1,594,208
		3,338,671

Federal Home Loan Mortgage Corp. (FHLMC)–0.00%
9.00%, 04/01/2025	22,204	24,279
9.50%, 04/01/2025	4,165	4,200
6.50%, 06/01/2029 to 08/01/2032	3,499	3,961
7.00%, 03/01/2032 to 05/01/2032	1,091	1,176
		33,616

Federal National Mortgage Association (FNMA)–0.02%
10.00%, 12/20/2021	183	185
9.50%, 08/01/2022 to 04/20/2025	9	9
6.00%, 04/01/2024	194	218
6.75%, 07/01/2024	67,660	76,001
6.95%, 07/01/2025 to 10/01/2025	22,705	22,941
6.50%, 01/01/2026 to 10/01/2036	5,026	5,717
7.00%, 06/01/2029 to 02/01/2032	1,054	1,110
8.00%, 10/01/2029	26	30
		106,211

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                    Invesco Income Fund

	Principal Amount	Value
Government National Mortgage Association (GNMA)–4.78%
8.00%, 11/15/2021 to 02/15/2036	$441,058	$504,038
7.00%, 01/15/2023 to 12/15/2036	395,842	421,092
9.50%, 03/15/2023	87	87
6.50%, 07/15/2024 to 09/15/2032	28,432	28,794
6.95%, 07/20/2025 to 11/20/2026	103,036	108,403
8.50%, 01/15/2037	15,505	16,087
TBA, 2.00%, 03/01/2051(f)	29,200,000	29,639,141
		30,717,642
Uniform Mortgage-Backed Securities–9.62%
TBA, 2.00%, 03/01/2051(f)	61,170,000	61,793,648
Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $97,806,031)		95,989,788
Agency Credit Risk Transfer Notes–7.58%
Fannie Mae Connecticut Avenue Securities, Series 2017-C03, Class 1M2, 3.12% (1 mo. USD LIBOR + 3.00%), 10/25/2029(e)	5,876,832	6,011,687
Series 2017-C05, Class 1M2, 2.32% (1 mo. USD LIBOR + 2.20%), 01/25/2030(e)	3,622,062	3,664,484
Series 2018-C02, Class 2M2, 2.32% (1 mo. USD LIBOR + 2.20%), 08/25/2030(e)	909,076	915,557
Series 2018-C03, Class 1M2, 2.27% (1 mo. USD LIBOR + 2.15%), 10/25/2030(e)	3,675,635	3,699,696
Freddie Mac, Series 2017-HQA2, Class M2, STACR® , 2.77% (1 mo. USD LIBOR + 2.65%), 12/25/2029(e)	936,195	950,389
Series 2018-HQA1, Class M2, STACR® , 2.42% (1 mo. USD LIBOR + 2.30%), 09/25/2030(e)	3,925,347	3,952,381
Series 2018-DNA2, Class M2, STACR® , 2.27% (1 mo. USD LIBOR + 2.15%), 12/25/2030(a)(e)	5,000,000	5,032,609
Series 2018-HRP2, Class M3, STACR® , 2.52% (1 mo. USD LIBOR + 2.40%), 02/25/2047(a)(e)	5,000,000	5,063,277
Series 2020-DNA4, Class M1, STACR® , 1.62% (1 mo. USD LIBOR + 1.50%), 08/25/2050(a)(e)	1,714,572	1,717,491
Series 2020-DNA5, Class M2, STACR® , 2.84% (SOFR + 2.80%), 10/25/2050(a)(e)	5,000,000	5,071,993
Freddie Mac Multifamily Connecticut Avenue Securities Trust, Series 2019-01, Class M10, 3.37% (1 mo. USD LIBOR + 3.25%), 10/15/2049(a)(e)	1,333,000	1,351,527
Series 2019-01, Class B10, 5.62% (1 mo. USD LIBOR + 5.50%), 10/15/2049(a)(e)	1,500,000	1,448,645
Golub Capital Partners CLO 34(M) Ltd., (Cayman Islands), Series 2017- 34A, Class CR, 3.85% (3 mo. USD LIBOR + 3.65%), 03/14/2031(a)(e)	5,000,000	5,007,487

	Principal Amount	Value
Strata CLO I Ltd., (Cayman Islands), Series 2018-1A, Class D, 4.30% (3 mo. USD LIBOR + 4.06%), 01/15/2031(a)(e)	$5,000,000	$4,828,241
Total Agency Credit Risk Transfer Notes (Cost $48,116,655)		48,715,464

U.S. Dollar Denominated Bonds & Notes–6.33%
Automobile Manufacturers–0.25%
Ford Motor Credit Co. LLC, 4.39%, 01/08/2026	1,500,000	1,586,010

Copper–0.58%
Freeport-McMoRan, Inc., 5.45%, 03/15/2043	3,000,000	3,733,080

Diversified Banks–0.20%
Lloyds Banking Group PLC (United Kingdom), 7.50%(g)(h)	1,110,000	1,273,448

Diversified Capital Markets–0.44%
Credit Suisse Group AG (Switzerland), 7.25%(a)(g)(h)	2,500,000	2,842,487

Integrated Oil & Gas–0.31%
Petroleos Mexicanos (Mexico), 6.84%, 01/23/2030	1,971,000	1,990,464

Oil & Gas Exploration & Production–0.49%
EQT Corp., 3.90%, 10/01/2027	3,000,000	3,115,380

Oil & Gas Refining & Marketing–1.01%
NuStar Logistics L.P., 6.38%, 10/01/2030	4,062,000	4,496,979
Puma International Financing S.A. (Singapore), 5.13%, 10/06/2024(a)	2,000,000	2,004,400
		6,501,379

Personal Products–0.25%
Edgewell Personal Care Co., 5.50%, 06/01/2028(a)	1,500,000	1,594,192

Security & Alarm Services–0.24%
Brink’s Co. (The), 4.63%, 10/15/2027(a)	1,500,000	1,548,623

Soft Drinks–0.21%
Coca-Cola FEMSA S.A.B. de C.V. (Mexico), 1.85%, 09/01/2032	1,440,000	1,362,485

Sovereign Debt–1.54%
Angolan Government International Bond (Angola), 9.50%, 11/12/2025(a)	1,000,000	1,065,600
Ivory Coast Government International Bond (Ivory Coast), 5.38%, 07/23/2024(a)	1,000,000	1,072,690
Kenya Government International Bond (Kenya), 7.25%, 02/28/2028(a)	1,000,000	1,107,580
Oman Government International Bond (Oman), 4.75%, 06/15/2026(a)	2,000,000	2,041,680
Republic of Belarus Ministry of Finance (Belarus), 5.88%, 02/24/2026(a)	2,000,000	2,022,920
Senegal Government International Bond (Senegal), 6.25%, 05/23/2033(a)	1,000,000	1,067,257

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                    Invesco Income Fund

	Principal Amount	Value
Sovereign Debt–(continued)
Ukraine Government International Bond (Ukraine), 7.30%, 03/15/2033(a)	$1,500,000	$1,530,517
		9,908,244

Specialized REITs–0.25%
Iron Mountain, Inc., 5.25%, 03/15/2028(a)	1,500,000	1,570,312

Wireless Telecommunication Services–0.56%
Vodafone Group PLC (United Kingdom), 7.00%, 04/04/2079(g)	3,000,000	3,597,848
Total U.S. Dollar Denominated Bonds & Notes (Cost $39,207,584)		40,623,952
	Shares
Preferred Stocks–5.66%
Mortgage REITs–5.66%
AG Mortgage Investment Trust, Inc., 8.00%, Series C, Pfd.(g)	150,000	3,255,000
Annaly Capital Management, Inc., 6.50%, Series G, Pfd.(g)	250,000	6,092,500
Chimera Investment Corp., 8.00%, Series B, Pfd.(g)	150,000	3,565,500
Dynex Capital, Inc., 6.90%, Series C, Pfd.(g)	160,000	4,041,600
MFA Financial, Inc., 6.50%, Series C, Pfd.(g)	150,000	3,292,500
New Residential Investment Corp., 7.13%, Series B, Pfd.(g)	100,000	2,342,000
New York Mortgage Trust, Inc., 7.88%, Series C, Pfd.	143,060	3,452,038
New York Mortgage Trust, Inc., 8.00%, Series D, Pfd.(g)	175,000	4,257,750
PennyMac Mortgage Investment Trust, 8.00%, Series B, Pfd.(g)	100,000	2,500,000
Two Harbors Investment Corp., 7.25%, Series C, Pfd.(g)	150,000	3,555,000
Total Preferred Stocks (Cost $36,096,938)		36,353,888

Investment Abbreviations:
CLO	- Collateralized Loan Obligation
Ctfs.	- Certificates
ETF	- Exchange-Traded Fund
IO	- Interest Only
LIBOR	- London Interbank Offered Rate
Pfd.	- Preferred
REIT	- Real Estate Investment Trust
SOFR	- Secured Overnight Financing Rate
STACR®	- Structured Agency Credit Risk
TBA	- To Be Announced
USD	- U.S. Dollar

	Principal Amount	Value
U.S. Treasury Securities–2.29%
U.S. Treasury Bills–0.76%
0.03% - 0.09%, 07/15/2021(i)(j)	$4,905,000	$4,904,351

U.S. Treasury Notes–1.53%
0.63%, 08/15/2030	10,500,000	9,806,016
Total U.S. Treasury Securities (Cost $15,372,766)		14,710,367

	Shares
Common Stocks & Other Equity Interests–0.82%
Mortgage REITs–0.82%
New Residential Investment Corp.	100,000	1,028,000
New York Mortgage Trust, Inc.	630,000	2,627,100
PennyMac Mortgage Investment Trust	85,000	1,612,450
Total Common Stocks & Other Equity Interests (Cost $7,418,334)		5,267,550
Exchange-Traded Funds–0.74%
iShares JP Morgan USD Emerging Markets Bond ETF (Cost $ 4,997,905)	43,400	4,775,302
Money Market Funds–8.51%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(k)(l)	32,800,718	32,800,718
Invesco Treasury Portfolio, Institutional Class, 0.01%(k)(l)	21,867,146	21,867,146
Total Money Market Funds (Cost $54,667,864)		54,667,864
TOTAL INVESTMENTS IN SECURITIES–115.31% (Cost $738,727,988)		740,741,236
OTHER ASSETS LESS LIABILITIES–(15.31)%		(98,335,808)
NET ASSETS–100.00%		$642,405,428

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                    Invesco Income Fund

Notes to Schedule of Investments:

(a)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2021 was $408,676,161, which represented 63.62% of the Fund’s Net Assets.

(b)

Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on February 28, 2021.

(c)

Interest only security. Principal amount shown is the notional principal and does not reflect the maturity value of the security. Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on February 28, 2021.

(d)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(e)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2021.
(f)	Security purchased on a forward commitment basis. This security is subject to dollar roll transactions. See Note 10.
(g)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(h)	Perpetual bond with no specified maturity date.
(i)	All or a portion of the value was pledged and/or designated as collateral to cover margin requirements for open futures contracts and swap agreements. See Note 1M and Note 1N.
(j)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(k)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended February 28, 2021.

	Value February 29, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value February 28, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$2,515,116	$383,034,493	$(352,748,891)	$-	$-	$32,800,718	$8,838
Invesco Treasury Portfolio, Institutional Class	1,676,744	255,356,329	(235,165,927)	-	-	21,867,146	5,133
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	-	2,207,569	(2,207,569)	-	-	-	12	*
Invesco Private Prime Fund	-	2,817,440	(2,817,440)	-	-	-	117	*
Total	$4,191,860	$643,415,831	$(592,939,827)	$-	$-	$54,667,864	$14,100

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(l)	The rate shown is the 7-day SEC standardized yield as of February 28, 2021.

Open Futures Contracts
Short Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation
Interest Rate Risk
U.S. Treasury 10 Year Notes	738	June-2021	$(97,946,437)	$1,243,810	$1,243,810
U.S. Treasury 10 Year Ultra Notes	413	June-2021	(60,852,969)	631,531	631,531
U.S. Treasury Ultra Bonds	54	June-2021	(10,209,375)	37,849	37,849
Total Futures Contracts				$1,913,190	$1,913,190

Open Centrally Cleared Credit Default Swap Agreements
	Buy/Sell	(Pay)/ Receive Fixed	Payment		Implied Credit		Upfront Payments Paid		Unrealized Appreciation
Reference Entity	Protection	Rate	Frequency	Maturity Date	Spread(a)	Notional Value	(Received)	Value	(Depreciation)
Credit Risk
Markit CDX Emerging Markets Index, Series 34, Version 1	Sell	1.00%	Quarterly	12/20/2025	1.9341%	USD 10,000,000	$(270,590)	$(417,020)	$(146,430)

(a)

Implied credit spreads represent the current level, as of February 28, 2021, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                    Invesco Income Fund

Open Over-The-Counter Credit Default Swap Agreements(a)
		Buy/Sell	(Pay)/ Receive	Payment	Maturity	Implied Credit	Notional	Upfront Payments Paid		Unrealized Appreciation
Counterparty	Reference Entity	Protection	Fixed Rate	Frequency	Date	Spread(b)	Value	(Received)	Value	(Depreciation)
Credit Risk
Merrill Lynch	Markit CMBX North America A
International	Index, Series 12, Version 1	Sell	2.00%	Monthly	08/17/2061	2.1955%	USD 10,000,000	$78,144	$(132,605)	$(210,749)

(a)	Open Over-The-Counter swap agreements are collateralized by cash held with Counterparties in the amount of $90,000.
(b)

Implied credit spreads represent the current level, as of February 28, 2021, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Abbreviations:

USD –U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                    Invesco Income Fund

Statement of Assets and Liabilities

February 28, 2021

Assets:

Investments in securities, at value (Cost $684,060,124)	$686,073,372

Investments in affiliated money market funds, at value (Cost $54,667,864)	54,667,864

Other investments:
Swaps receivable – OTC	1,112

Premiums paid on swap agreements – OTC	78,144

Deposits with brokers:
Cash collateral – OTC Derivatives	90,000

Cash	5,197,579

Foreign currencies, at value (Cost $962)	979

Receivable for:
Fund shares sold	181,752

Dividends	226,807

Interest	2,060,021

Principal paydowns	1

Investment for trustee deferred compensation and retirement plans	226,490

Other assets	45,178

Total assets	748,849,299

Liabilities:
Other investments:
Variation margin payable - futures contracts	540,809

Variation margin payable – centrally cleared swap agreements	27,564

Unrealized depreciation on swap agreements–OTC	210,749

Payable for:
Investments purchased	104,227,967

Dividends	186,864

Fund shares reacquired	521,579

Accrued fees to affiliates	320,931

Accrued trustees’ and officers’ fees and benefits	2,041

Accrued other operating expenses	161,685

Trustee deferred compensation and retirement plans	243,682

Total liabilities	106,443,871

Net assets applicable to shares outstanding	$642,405,428

Net assets consist of:
Shares of beneficial interest	$688,396,482

Distributable earnings (loss)	(45,991,054)

$642,405,428

Net Assets:

Class A	$336,318,858

Class C	$5,488,536

Class R	$3,832,424

Class Y	$49,578,386

Investor Class	$19,552,287

Class R5	$387,929

Class R6	$227,247,008

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	42,361,472

Class C	690,919

Class R	482,216

Class Y	6,234,705

Investor Class	2,458,944

Class R5	48,839

Class R6	28,648,824

Class A:
Net asset value per share	$7.94

Maximum offering price per share (Net asset value of $7.94 ÷ 95.75%)	$8.29

Class C:
Net asset value and offering price per share	$7.94

Class R:
Net asset value and offering price per share	$7.95

Class Y:
Net asset value and offering price per share	$7.95

Investor Class:
Net asset value and offering price per share	$7.95

Class R5:
Net asset value and offering price per share	$7.94

Class R6:
Net asset value and offering price per share	$7.93

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                    Invesco Income Fund

Statement of Operations

For the year ended February 28, 2021

Investment income:

Interest	$19,835,518

Dividends	1,599,603

Dividends from affiliated money market funds (includes securities lending income of $6,062)	20,033

Total investment income	21,455,154

Expenses:
Advisory fees	2,269,803

Administrative services fees	70,297

Custodian fees	12,783

Distribution fees:
Class A	823,405

Class C	70,013

Class R	17,011

Investor Class	32,619

Transfer agent fees – A, C, R, Y and Investor	852,926

Transfer agent fees – R5	276

Transfer agent fees – R6	32,143

Trustees’ and officers’ fees and benefits	28,732

Registration and filing fees	85,796

Reports to shareholders	81,802

Professional services fees	44,979

Other	15,718

Total expenses	4,438,303

Less: Fees waived and/or expense offset arrangement(s)	(24,056)

Net expenses	4,414,247

Net investment income	17,040,907

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	1,213,080

Foreign currencies	61,803

Forward foreign currency contracts	(1,262,738)

Futures contracts	(2,916,634)

Swap agreements	(2,446,452)

(5,350,941)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(16,936,230)

Foreign currencies	(1,575)

Forward foreign currency contracts	247,941

Futures contracts	4,079,783

Swap agreements	1,606,571

(11,003,510)

Net realized and unrealized gain (loss)	(16,354,451)

Net increase in net assets resulting from operations	$686,456

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                    Invesco Income Fund

Statement of Changes in Net Assets

For the years ended February 28, 2021 and February 29, 2020

	2021	2020

Operations:
Net investment income	$17,040,907	$19,113,032

Net realized gain (loss)	(5,350,941)	(971,873)

Change in net unrealized appreciation (depreciation)	(11,003,510)	12,864,237

Net increase in net assets resulting from operations	686,456	31,005,396

Distributions to shareholders from distributable earnings:
Class A	(13,360,948)	(19,046,833)

Class C	(235,881)	(370,901)

Class R	(129,518)	(250,528)

Class Y	(979,490)	(505,774)

Investor Class	(812,329)	(1,169,531)

Class R5	(18,061)	(42,190)

Class R6	(5,455,684)	(1,940)

Total distributions from distributable earnings	(20,991,911)	(21,387,697)

Return of capital:
Class A	(239,615)	–

Class C	(4,230)	–

Class R	(2,323)	–

Class Y	(17,566)	–

Investor Class	(14,569)	–

Class R5	(324)	–

Class R6	(97,842)	–

Total return of capital	(376,469)	–

Total distributions	(21,368,380)	(21,387,697)

Share transactions–net:
Class A	(31,361,922)	(27,484,448)

Class C	(2,933,812)	(502,958)

Class R	(159,887)	(1,250,819)

Class Y	38,035,058	657,951

Investor Class	(2,926,497)	(1,416,835)

Class R5	(74,157)	(460,448)

Class R6	207,578,458	(6,461)

Net increase (decrease) in net assets resulting from share transactions	208,157,241	(30,464,018)

Net increase (decrease) in net assets	187,475,317	(20,846,319)

Net assets:
Beginning of year	454,930,111	475,776,430

End of year	$642,405,428	$454,930,111

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                    Invesco Income Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)		Net gains (losses) on securities (both realized and unrealized)		Total from investment operations	Dividends from net investment income	Return of capital	Total distributions	Net asset value, end of period	Total return (b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Year ended 02/28/21	$8.68	$0.23		$(0.66)		$(0.43)	$(0.30)	$(0.01)	$(0.31)	$7.94	(4.62)%		$336,319	0.97	%(d)	0.97	%(d)	3.16	%(d)	276%
Year ended 02/29/20	8.51	0.35		0.22		0.57	(0.40)	–	(0.40)	8.68	6.75		405,061	1.00		1.00		4.08		97
Year ended 02/28/19	8.65	0.27	(e)	(0.13)		0.14	(0.28)	–	(0.28)	8.51	1.66		424,003	1.01		1.08		3.12	(e)	119	(e)
Year ended 02/28/18	8.84	0.12		(0.15)		(0.03)	(0.16)	–	–	8.65	(0.34)		482,902	0.98		0.98		1.34		25
Year ended 02/28/17	9.02	0.11		(0.12	)(f)	(0.01)	(0.17)	–	–	8.84	(0.15	)(f)	559,388	0.97		0.97		1.25		30
Class C
Year ended 02/28/21	8.68	0.18		(0.67)		(0.49)	(0.25)	(0.00)	(0.25)	7.94	(5.35)		5,489	1.72	(d)	1.72	(d)	2.41	(d)	276
Year ended 02/29/20	8.50	0.29		0.22		0.51	(0.33)	–	(0.33)	8.68	6.09		9,556	1.75		1.75		3.33		97
Year ended 02/28/19	8.65	0.20	(e)	(0.13)		0.07	(0.22)	–	(0.22)	8.50	0.78		9,862	1.76		1.83		2.37	(e)	119	(e)
Year ended 02/28/18	8.83	0.05		(0.13)		(0.08)	(0.10)	–	–	8.65	(0.97)		30,223	1.73		1.73		0.59		25
Year ended 02/28/17	9.02	0.04		(0.13	)(f)	(0.09)	(0.10)	–	–	8.83	(1.00	)(f)	40,481	1.72		1.72		0.50		30
Class R
Year ended 02/28/21	8.69	0.22		(0.67)		(0.45)	(0.28)	(0.01)	(0.29)	7.95	(4.85)		3,832	1.22	(d)	1.22	(d)	2.91	(d)	276
Year ended 02/29/20	8.52	0.33		0.21		0.54	(0.37)	–	(0.37)	8.69	6.48		4,443	1.25		1.25		3.83		97
Year ended 02/28/19	8.66	0.25	(e)	(0.13)		0.12	(0.26)	–	(0.26)	8.52	1.41		5,557	1.26		1.33		2.87	(e)	119	(e)
Year ended 02/28/18	8.85	0.10		(0.15)		(0.05)	(0.14)	–	–	8.66	(0.58)		5,427	1.23		1.23		1.09		25
Year ended 02/28/17	9.03	0.09		(0.12	)(f)	(0.03)	(0.15)	–	–	8.85	(0.39	)(f)	6,219	1.22		1.22		1.00		30
Class Y
Year ended 02/28/21	8.69	0.26		(0.67)		(0.41)	(0.32)	(0.01)	(0.33)	7.95	(4.37)		49,578	0.72	(d)	0.72	(d)	3.41	(d)	276
Year ended 02/29/20	8.52	0.38		0.21		0.59	(0.42)	–	(0.42)	8.69	7.02		10,540	0.75		0.75		4.33		97
Year ended 02/28/19	8.67	0.29	(e)	(0.14)		0.15	(0.30)	–	(0.30)	8.52	1.80		9,674	0.76		0.83		3.37	(e)	119	(e)
Year ended 02/28/18	8.86	0.14		(0.15)		(0.01)	(0.18)	–	–	8.67	(0.08)		10,671	0.73		0.73		1.59		25
Year ended 02/28/17	9.04	0.14		(0.13	)(f)	0.01	(0.19)	–	–	8.86	0.11	(f)	12,554	0.72		0.72		1.50		30
Investor Class
Year ended 02/28/21	8.69	0.24		(0.67)		(0.43)	(0.30)	(0.01)	(0.31)	7.95	(4.55	)(g)	19,552	0.89	(d)(g)	0.89	(d)(g)	3.24	(d)(g)	276
Year ended 02/29/20	8.52	0.36		0.21		0.57	(0.40)	–	(0.40)	8.69	6.81	(g)	24,787	0.93	(g)	0.93	(g)	4.15	(g)	97
Year ended 02/28/19	8.66	0.27	(e)	(0.13)		0.14	(0.28)	–	(0.28)	8.52	1.71	(g)	25,692	0.95	(g)	1.02	(g)	3.18	(e)(g)	119	(e)
Year ended 02/28/18	8.85	0.12		(0.14)		(0.02)	(0.17)	–	–	8.66	(0.29	)(g)	30,085	0.96	(g)	0.96	(g)	1.36	(g)	25
Year ended 02/28/17	9.03	0.12		(0.13	)(f)	(0.01)	(0.17)	–	–	8.85	(0.12	)(f)(g)	35,471	0.92	(g)	0.92	(g)	1.30	(g)	30
Class R5
Year ended 02/28/21	8.68	0.26		(0.67)		(0.41)	(0.32)	(0.01)	(0.33)	7.94	(4.26)		388	0.57	(d)	0.57	(d)	3.56	(d)	276
Year ended 02/29/20	8.51	0.38		0.22		0.60	(0.43)	–	(0.43)	8.68	7.11		508	0.64		0.64		4.44		97
Year ended 02/28/19	8.66	0.30	(e)	(0.14)		0.16	(0.31)	–	(0.31)	8.51	1.87		946	0.70		0.73		3.43	(e)	119	(e)
Year ended 02/28/18	8.85	0.15		(0.14)		0.01	(0.20)	–	–	8.66	0.04		615	0.58		0.58		1.74		25
Year ended 02/28/17	9.03	0.14		(0.12	)(f)	0.02	(0.20)	–	–	8.85	0.20	(f)	1,093	0.62		0.62		1.60		30
Class R6
Year ended 02/28/21	8.67	0.27		(0.67)		(0.40)	(0.33)	(0.01)	(0.34)	7.93	(4.23)		227,247	0.52	(d)	0.52	(d)	3.61	(d)	276
Year ended 02/29/20	8.51	0.39		0.20		0.59	(0.43)	–	(0.43)	8.67	7.00		36	0.63		0.63		4.45		97
Year ended 02/28/19	8.66	0.30	(e)	(0.14)		0.16	(0.31)	–	(0.31)	8.51	1.88		42	0.69		0.70		3.44	(e)	119	(e)
Period ended 02/28/18(h)	8.84	0.14		(0.14)		(0.00)	(0.18)	–	–	8.66	(0.03)		6,663	0.57	(i)	0.57	(i)	1.75	(i)	25

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

Ratios are based on average daily net assets (000’s omitted) of $328,450, $6,982, $3,393, $25,321, $19,669, $402 and $135,726 for Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares, respectively.

(e)

Effective July 26, 2018, the Fund modified certain investment policies utilized in achieving its investment objective throughout the period. The Fund’s net investment income and portfolio turnover have increased significantly due to the realignment of the Fund’s portfolio of investments as a result of these changes.

(f)

Includes litigation proceeds received during the period. Had the litigation proceeds not been received, Net gains (losses) on securities (both realized and unrealized) per share would have been $(0.17), $(0.18), $(0.17), $(0.18), $(0.18) and $(0.17) for Class A, Class C, Class R, Class Y, Investor Class and Class R5 shares, respectively and total returns would have been lower.

(g)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.17%, 0.19%, 0.19%, 0.23% and 0.21% for the years ended February 28, 2021, February 29, 2020, February 28, 2019, February 28, 2018 and February 28, 2017, respectively.

(h)	Commencement date of April 4, 2017.
(i)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                    Invesco Income Fund

Notes to Financial Statements

February 28, 2021

NOTE 1–Significant Accounting Policies

Invesco Income Fund (the “Fund”) is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is current income, and secondarily, capital appreciation.

The Fund currently consists of seven different classes of shares: Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6. Class Y and Investor Class shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Investor Class, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares. Effective November 30, 2020, the automatic conversion pursuant to the Conversion Feature changed from ten years to eight years. The first conversion of Class C shares to Class A shares occurred at the end of December 2020 for all Class C shares that were held for more than eight years as of November 30, 2020.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income

19                    Invesco Income Fund

and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes –The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses –Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates –The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Fund’s organizational documents, each Trustee, officer, employee or other agent of the Fund is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Commercial Mortgage-Backed Securities – The Fund may invest in both single and multi-issuer Commercial Mortgage-Backed Securities (“CMBS”). This includes both investment grade and non-investment grade CMBS as well as other non-rated CMBS. A CMBS is a type of mortgage-backed security that is secured by one or more mortgage loans on interests in commercial real estate property. CMBS differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. Investments in CMBS are subject to the various risks which relate to the pool of underlying assets in which the CMBS represents an interest. Securities backed by commercial real estate assets are subject to securities market risks as well as risks similar to those of direct ownership of commercial real estate loans. Risks include the ability of a borrower to meet its obligations on the loan which could lead to default or foreclosure of the property. Such actions may impact the amount of proceeds ultimately derived from the loan, and the timing of receipt of such proceeds.

Management estimates future expected cash flows at the time of purchase based on the anticipated repayment dates on the CMBS. Subsequent changes in expected cash flow projection may result in a prospective change in the timing or character of income recognized on these securities, or the amortized cost of these securities. The Fund amortizes premiums and/or accretes discounts based on the projected cash flows. Realized and unrealized gains and losses on CMBS are included in the Statement of Operations as Net realized gain (loss) from investment securities and Change in net unrealized appreciation (depreciation) of investment securities, respectively.

J.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the

20                    Invesco Income Fund

securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

K.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

L.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

M.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

N.

Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/ OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/ or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

21                    Invesco Income Fund

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) includes credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of February 28, 2021 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

O.

Dollar Rolls and Forward Commitment Transactions - The Fund may enter into dollar roll transactions to enhance the Fund’s performance. The Fund executes its dollar roll transactions in the to be announced (“TBA”) market whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by the sale of the security with a simultaneous agreement to repurchase at a future date.

The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions increase the Fund’s portfolio turnover rate. The Fund will segregate liquid assets in an amount equal to its dollar roll commitments.

Dollar roll transactions involve the risk that a Counterparty to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Dollar roll transactions also involve the risk that the value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement. Dollar roll transactions covered in this manner are not treated as senior securities for purposes of a Fund’s fundamental investment limitation on senior securities and borrowings.

P.

LIBOR Risk - The Fund may invest in financial instruments that utilize LIBOR as the reference or benchmark rate for variable interest rate calculations. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Although many LIBOR rates will be phased out at the end of 2021 as originally intended, a selection of widely used USD LIBOR rates will continue to be published until June 2023 in order to assist with the transition. There remains uncertainty regarding the effect of the LIBOR transition process and therefore any impact of a transition away from LIBOR on the Fund or the instruments in which the Fund invests cannot yet be determined. There is no assurance that the composition or characteristics of any alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. Any such effects of the transition away from LIBOR and the adoption of alternative reference rates could result in losses to the Fund.

Q.

Other Risks - The Fund may invest in obligations issued by agencies and instrumentalities of the U.S. Government that may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the Fund may not be able to recover its investment in such issuer from the U.S. Government. Many securities purchased by the Fund are not guaranteed by the U.S. Government.

The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near historical lows. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.

CLOs are subject to the risks of substantial losses due to actual defaults by underlying borrowers, which will be greater during periods of economic or financial stress. CLOs may also lose value due to collateral defaults and disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to

22                    Invesco Income Fund

CLO securities as a class. The risks of CLOs will be greater if the Fund invests in CLOs that hold loans of uncreditworthy borrowers or if the Fund holds subordinate tranches of the CLO that absorbs losses from the defaults before senior tranches. In addition, CLOs are subject to interest rate risk and credit risk.

The market values of convertible securities are affected by market interest rates, the risk of actual issuer default on interest or principal payments and the value of the underlying common stock into which the convertible security may be converted. Additionally, a convertible security is subject to the same types of market and issuer risks as apply to the underlying common stock. In addition, certain convertible securities are subject to involuntary conversions and may undergo principal write-downs upon the occurrence of certain triggering events, and, as a result, are subject to an increased risk of loss. Convertible securities may be rated below investment grade.

Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent, and subject to sudden change. Other risks of investing in emerging markets securities may include additional transaction costs, delays in settlement procedures, and lack of timely information.

The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims.

Mortgage- and asset-backed securities, including collateralized debt obligations and collateralized mortgage obligations, are subject to prepayment or call risk, which is the risk that a borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. This could result in the Fund reinvesting these early payments at lower interest rates, thereby reducing the Fund’s income. Mortgage- and asset-backed securities also are subject to extension risk, which is the risk that an unexpected rise in interest rates could reduce the rate of prepayments, causing the price of the mortgage- and asset-backed securities and the Fund’s share price to fall. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. Privately-issued mortgage-backed securities and asset-backed securities may be less liquid than other types of securities and the Fund may be unable to sell these securities at the time or price it desires.

The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell the security. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.

Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non-payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.

The Fund’s investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund’s investments may tend to rise and fall more rapidly.

Because the Fund concentrates its assets in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments.

Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

R.

Collateral –To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $200 million	0.500%
Next $300 million	0.400%
Next $500 million	0.350%
Next $19.5 billion	0.300%
Over $20.5 billion	0.240%

For the year ended February 28, 2021, the effective advisory fee rate incurred by the Fund was 0.44%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Effective July 1, 2020, the Adviser has contractually agreed, through at least June 30, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares to 1.50%, 2.25%, 1.75%, 1.25%, 1.50%, 1.25% and 1.25%, respectively, of average daily net assets (the “expense limits”). Prior to July 1, 2020, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares to 1.07%, 1.82%, 1.32%, 0.82%, 1.07%, 0.82% and 0.82%, respectively, of the Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

23                    Invesco Income Fund

Further, the Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended February 28, 2021, the Adviser waived advisory fees of $21,167.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C, Class R and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The Fund, pursuant to the Investor Class Plan, reimburses IDI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended February 28, 2021, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2021, IDI advised the Fund that IDI retained $20,160 in front-end sales commissions from the sale of Class A shares and $0 and $642 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –  Prices are determined using quoted prices in an active market for identical assets.

Level 2 –  Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –  Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 28, 2021. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Asset-Backed Securities	$–	$439,637,061	$–	$439,637,061
U.S. Government Sponsored Agency Mortgage-Backed Securities	–	95,989,788	–	95,989,788
Agency Credit Risk Transfer Notes	–	48,715,464	–	48,715,464
U.S. Dollar Denominated Bonds & Notes	–	40,623,952	–	40,623,952
Preferred Stocks	36,353,888	–	–	36,353,888
U.S. Treasury Securities	–	14,710,367	–	14,710,367
Common Stocks & Other Equity Interests	5,267,550	–	–	5,267,550
Exchange-Traded Funds	4,775,302	–	–	4,775,302
Money Market Funds	54,667,864	–	–	54,667,864

Total Investments in Securities	101,064,604	639,676,632	–	740,741,236
Other Investments - Assets*
Futures Contracts	1,913,190	–	–	1,913,190

24                    Invesco Income Fund

	Level 1	Level 2	Level 3	Total

Other Investments - Liabilities*
Swap Agreements	–	(357,179)	–	(357,179)
Total Other Investments	1,913,190	(357,179)	–	1,556,011
Total Investments	$102,977,794	$639,319,453	$–	$742,297,247

*	Unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of February 28, 2021:

	Value
Derivative Assets	Credit Risk	Interest Rate Risk	Total
Unrealized appreciation on futures contracts – Exchange-Traded(a)	$-	$1,913,190	$1,913,190
Derivatives not subject to master netting agreements	-	(1,913,190)	(1,913,190)
Total Derivative Assets subject to master netting agreements	$-	$-	$-

		Value
	Credit	Interest
Derivative Liabilities	Risk	Rate Risk	Total
Unrealized depreciation on swap agreements – Centrally Cleared(a)	$(146,430)	$-	$(146,430)
Unrealized depreciation on swap agreements – OTC	(210,749)	-	(210,749)
Total Derivative Liabilities	(357,179)	-	(357,179)
Derivatives not subject to master netting agreements	146,430	-	146,430
Total Derivative Liabilities subject to master netting agreements	$(210,749)	$-	$(210,749)

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of February 28, 2021.

	Financial	Financial
	Derivative	Derivative		Collateral
	Assets	Liabilities		(Received)/Pledged
	Swap	Swap	Net Value of			Net
Counterparty	Agreement	Agreement	Derivatives	Non-Cash	Cash	Amount
Merrill Lynch International	$79,256	$(210,749)	$(131,493)	$–	$90,000	$(41,493)

Effect of Derivative Investments for the year ended February 28, 2021

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on
	Statement of Operations
	Credit	Currency	Interest
	Risk	Risk	Rate Risk	Total
Realized Gain (Loss):
Forward foreign currency contracts	$-	$(1,262,738)	$-	$(1,262,738)
Futures contracts	-	-	(2,916,634)	(2,916,634)
Swap agreements	(2,446,452)	-	-	(2,446,452)

25                    Invesco Income Fund

	Location of Gain (Loss) on
	Statement of Operations
	Credit	Currency	Interest
	Risk	Risk	Rate Risk	Total
Change in Net Unrealized Appreciation:
Forward foreign currency contracts	$-	$247,941	$-	$247,941
Futures contracts	-	-	4,079,783	4,079,783
Swap agreements	1,606,571	-	-	1,606,571
Total	$(839,881)	$(1,014,797)	$1,163,149	$(691,529)

The table below summarizes the average notional value of derivatives held during the period.

	Forward
	Foreign Currency	Futures	Swap
	Contracts	Contracts	Agreements
Average notional value	$19,671,022	$94,288,900	$52,916,667

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2021, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $2,889.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2021 and February 29, 2020:

	2021	2020
Ordinary income*	$20,991,911	$21,387,698
Return of capital	376,469	–
Total distributions	$21,368,380	$21,387,698

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2021
Net unrealized appreciation – investments	$1,587,489
Net unrealized appreciation - foreign currencies	17
Temporary book/tax differences	(165,258)
Late-Year ordinary loss deferral	(2,166)
Capital loss carryforward	(47,411,136)
Shares of beneficial interest	688,396,482
Total net assets	$642,405,428

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to futures contracts.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

26                    Invesco Income Fund

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 28, 2021, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$14,724,415	$32,686,721	$47,411,136

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2021 was $1,772,435,704 and $1,578,438,198, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $25,382,969 and $21,654,656, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$15,197,060
Aggregate unrealized (depreciation) of investments	(13,609,571)
Net unrealized appreciation of investments	$1,587,489

Cost of investments for tax purposes is $740,709,758.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of debt instruments, return of capital distributions, dollar rolls, foreign currency transactions and swap income, on February 28, 2021, undistributed net investment income was increased by $2,349,084, undistributed net realized gain (loss) was decreased by $1,972,621 and shares of beneficial interest was decreased by $376,463. This reclassification had no effect on the net assets of the Fund.

NOTE 11–Share Information

	Summary of Share Activity

	Year ended		Year ended
	February 28, 2021(a)		February 29, 2020
	Shares	Amount	Shares	Amount
Sold:
Class A	2,226,448	$16,564,185	2,130,404	$18,534,383

Class C	320,565	2,429,814	316,687	2,753,344

Class R	174,836	1,301,117	221,072	1,921,311

Class Y	5,982,713	45,144,577	771,953	6,695,585

Investor Class	259,252	1,966,461	130,188	1,135,316

Class R5	18,795	137,686	32,274	278,633

Class R6	29,040,117	210,551,966	-	-

Issued as reinvestment of dividends:
Class A	1,607,668	11,729,640	1,877,185	16,272,173

Class C	27,388	198,770	38,334	332,348

Class R	17,923	130,650	28,178	244,556

Class Y	79,902	600,249	46,088	400,368

Investor Class	108,678	793,219	130,934	1,136,640

Class R5	2,466	17,939	4,727	40,958

Class R6	725,842	5,553,111	166	1,434

Automatic conversion of Class C shares to Class A shares:
Class A	234,191	1,778,837	119,864	1,038,536

Class C	(234,132)	(1,778,837)	(119,827)	(1,038,536)

27                    Invesco Income Fund

	Summary of Share Activity

	Year ended		Year ended
	February 28, 2021(a)		February 29, 2020
	Shares	Amount	Shares	Amount

Reacquired:
Class A	(8,378,628)	$(61,434,584)	(7,301,314)	$(63,329,540)

Class C	(523,859)	(3,783,559)	(293,945)	(2,550,114)

Class R	(221,744)	(1,591,654)	(390,467)	(3,416,686)

Class Y	(1,040,220)	(7,709,768)	(740,947)	(6,438,002)

Investor Class	(761,076)	(5,686,177)	(424,722)	(3,688,791)

Class R5	(30,899)	(229,782)	(89,666)	(780,039)

Class R6	(1,121,320)	(8,526,619)	(909)	(7,895)

Net increase (decrease) in share activity	28,514,906	$208,157,241	(3,513,743)	$(30,464,018)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 8% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

In addition, 35% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

NOTE 12–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

28                    Invesco Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities Funds (Invesco Investment Securities Funds) and Shareholders of Invesco Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Income Fund (one of the funds constituting AIM Investment Securities Funds (Invesco Investment Securities Funds), referred to hereafter as the “Fund”) as of February 28, 2021, the related statement of operations for the year ended February 28, 2021, the statement of changes in net assets for each of the two years in the period ended February 28, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

April 28, 2021

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

29                    Invesco Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2020 through February 28, 2021.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense
		Ending Account Value	Expenses Paid During	Ending Account Value	Expenses Paid During
	(09/01/20)	(02/28/21)[1]	Period[2]	(02/28/21)	Period[2]	Ratio
Class A	$1,000.00	$1,071.10	$4.83	$1,020.13	$4.71	0.94%
Class C	1,000.00	1,065.80	8.71	1,016.36	8.50	1.70
Class R	1,000.00	1,069.80	6.16	1,018.84	6.01	1.20
Class Y	1,000.00	1,070.90	3.65	1,021.27	3.56	0.71
Investor Class	1,000.00	1,070.00	4.41	1,020.53	4.31	0.86
Class R5	1,000.00	1,071.70	2.52	1,022.36	2.46	0.49
Class R6	1,000.00	1,072.20	2.52	1,022.36	2.46	0.49

[1]

The actual ending account value is based on the actual total return of the Fund for the period September 1, 2020 through February 28, 2021, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

30                    Invesco Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2021:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$0.00
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
Qualified Business Income*	7.15%
Business Interest Income*	83.23%
U.S. Treasury Obligations*	0.41%
Tax-Exempt Interest Dividends*	0.00%
*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

31                    Invesco Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			191	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1                    Invesco Income Fund

Trustees and Officers– (continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson – 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	191	enaible, Inc. (artificial intelligence technology); Director, ISO New England, Inc. (non-profit organization managing regional electricity market)
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	191	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields – 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	191	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	191	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization); Eisenhower Foundation (non-profit)
Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	191	Insperity, Inc. (formerly known as Administaff) (human resources provider)

T-2                    Invesco Income Fund

Trustees and Officers– (continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds

			191	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	191	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis – 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	191	None
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			191	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	191	Elucida Oncology (nanotechnology & medical particles company);

T-3                    Invesco Income Fund

Trustees and Officers– (continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Ann Barnett Stern – 1957 Trustee	2017	President, Chief Executive Officer and Board member of Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest and Andrews and Kurth	191	Director and Audit Committee member of Federal Reserve Bank of Dallas; Trustee and Board Chair of Good Reason Houston (nonprofit); Trustee, Vice Chair, Chair of Nomination/Governance Committee, Chair of Personnel Committee of Holdsworth Center (nonprofit); Trustee and Investment Committee member of University of Texas Law School Foundation (nonprofit); Board Member of Greater Houston Partnership
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	191	None
Daniel S. Vandivort –1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	191	None
James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	191	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

T-4                    Invesco Income Fund

Trustees and Officers– (continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC ; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A

T-5                    Invesco Income Fund

Trustees and Officers– (continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

Formerly: Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

T-6                    Invesco Income Fund

Trustees and Officers– (continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; and Chairman and Director, INVESCO Realty, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds);Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-7                    Invesco Income Fund

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Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each fiscal year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05686 and 033-39519	Invesco Distributors, Inc.	INC-AR-1

Annual Report to Shareholders	February 28, 2021

Invesco Intermediate Bond Factor Fund

Nasdaq:

A: OFIAX ∎ C: OFICX ∎ R: OFINX ∎ Y: OFIYX ∎ R5: IOTEX ∎ R6: OFIIX

Management’s Discussion of Fund Performance

Performance summary
For the year ended February 28, 2021, Class A shares of Invesco Intermediate Bond Factor Fund (the Fund), at net asset value (NAV), outperformed the Bloomberg Barclays U.S. Aggregate Bond Index.
Your Fund’s long-term performance appears later in this report.
Fund vs. Indexes

Total returns, 2/29/20 to 2/28/21, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	2.39%
Class C Shares	1.56
Class R Shares	2.11
Class Y Shares	2.58
Class R5 Shares	2.67
Class R6 Shares	2.58
Bloomberg Barclays U.S. Aggregate Bond Index▼	1.38

Source(s): ▼RIMES Technologies Corp.

Market conditions and your Fund

The US fixed-income market, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, was positive for the year 2020. The market was driven by the strong performance of corporate bonds as well as the decline in interest rates. The strongest performing component of the Bloomberg Barclays US Aggregate Bond Index was corporate bonds. US treasuries, which include less credit risk than the other components of the US aggregate bond index, also had strong performance in 2020.

Despite overall positive performance for the year, the US bond market declined in the first quarter of 2020 driven by the underperformance of corporate bonds due to high market volatility. However, the bond market turned a corner in the second quarter of the year with positive returns that would continue through the end of the year. Corporate bonds, the best performers of the index, contributed to the overall positive performance of the fixed-income market in 2020.

The Invesco Intermediate Bond Factor Fund changed strategies on February 28, 2020, to utilize a systematic, quantitative, factor-based approach to investing. The Fund generated positive returns since the strategy change and, at NAV, outperformed its broad market benchmark (Bloomberg Barclays US Aggregate Bond Index).

The Fund attempts to outperform its benchmark and peers by overweighting the higher-yielding component of the fixed-income market (i.e. corporate bonds), and by allocating away from treasuries relative to the broad market. Within corporates, the investment team targets bonds from the Bloomberg Barclays U.S. Corporate Bond Index that tend to have higher returns over a market cycle. These bonds have the following positive characteristics:

∎ Carry bonds are the highest spread bonds in a universe.

∎ Value bonds are those with the highest spread relative to other securities with similar credit rating and sector.

∎ Low volatility bonds are those with lower duration and higher credit quality in a universe.

Since the strategy change, value and carry bonds contributed to benchmark relative outperformance and low volatility bonds slightly detracted from performance, in line with expectations given the environment in 2020. US fixed-income market was up in 2020 driven by the decline in interest rates. The strongest performing component of the Bloomberg Barclays U.S. Aggregate Bond Index was corporate bonds. US treasuries, which include less credit risk than the other components of the US Aggregate Bond Index, also had strong performance. Overall, bonds with attractive factor characteristics positively impacted Fund performance.

Part of the Funds strategy to manage credit, interest rate and currency risk during the year entailed purchasing and selling credit, interest rate and currency derivatives. Therefore, a portion of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain or hedge exposure to certain risks. Generally, we seek to use derivative exposure to mitigate active risk relative to the benchmark. We sought to manage credit market risk by purchasing and selling protection through credit default swaps at various points throughout the year. Currency risk management was carried out via currency forwards and we believe this strategy was effective in managing the currency positioning within the Funds. We sought to manage interest rate exposure by utilizing interest rate futures.

The investment team does not attempt to time the credit market, interest rates, sectors or factors, and therefore maintains its allocations vs. the index. Over time, we believe this approach has the potential to deliver positive relative performance over a market cycle.

  We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed-income securities tends to fall. The risk may be greater in the current market environment because interest rates are near historic lows. The degree to which the value of fixed-income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics such as price, maturity, duration and coupon and market forces such as supply and demand for similar securities. We are monitoring interest rates and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain investments held by the Fund.

  Thank you for investing in Invesco Intermediate Bond Factor Fund and for sharing our long-term investment horizon.

Portfolio manager(s):

Noelle Corum

James Ong

Jay Raol

Sash Sarangi

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

2                    Invesco Intermediate Bond Factor Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment — Oldest Share Class(es)

Fund and index data from 2/28/11

1  Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects Fund expenses and management fees; performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

3                    Invesco Intermediate Bond Factor Fund

Average Annual Total Returns
As of 2/28/21, including maximum applicable sales charges

Class A Shares
Inception (8/2/10)	4.34%
10 Years	4.20
5 Years	3.65
1 Year	-1.97

Class C Shares
Inception (8/2/10)	4.13%
10 Years	4.02
5 Years	3.71
1 Year	0.59

Class R Shares
Inception (8/2/10)	4.46%
10 Years	4.36
5 Years	4.24
1 Year	2.11

Class Y Shares
Inception (8/2/10)	5.00%
10 Years	4.90
5 Years	4.84
1 Year	2.58

Class R5 Shares
10 Years	4.70%
5 Years	4.63
1 Year	2.67

Class R6 Shares
Inception (11/28/12)	3.97%
5 Years	4.92
1 Year	2.58

Effective May 24, 2019, Class A, Class C, Class R, Class Y and Class I shares of the Oppenheimer Intermediate Income Fund, (the predecessor fund), were reorganized into Class A, Class C, Class R, Class Y and Class R6 shares, respectively, of the Invesco Oppenheimer Intermediate Income Fund. The Fund was subsequently renamed the Invesco Intermediate Bond Factor Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C, Class R, Class Y and Class R6 shares are those for Class A, Class C, Class R, Class Y and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses. For periods prior to February 28, 2020, performance shown is that of the Fund using its previous investment strategy. Therefore, the past performance shown for periods prior to February 28, 2020 may have differed had the Fund’s current investment strategy been in effect.

  Class R5 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

  The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

  Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

  The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

  Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

4                    Invesco Intermediate Bond Factor Fund

Supplemental Information

Invesco Intermediate Bond Factor Fund’s investment objective is to seek total return.

∎	Unless otherwise stated, information presented in this report is as of February 28, 2021, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

5                    Invesco Intermediate Bond Factor Fund

Fund Information

Portfolio Composition

By security type	% of total investments

U.S. Dollar Denominated Bonds & Notes	42.07%
U.S. Treasury Securities	27.18
U.S. Government Sponsored Agency Mortgage-Backed Securities	22.82
Non-U.S. Dollar Denominated Bonds & Notes	6.72
Security types each less than 1% portfolio	0.54
Money Market Funds	0.67

Top Five Debt Issuers*

		% of total net assets
1.	U.S. Treasury	32.23%
2.	Uniform Mortgage-Backed Securities	15.65
3.	Federal Home Loan Mortgage Corp.	4.94
4.	Government National Mortgage Association	3.68
5.	Norway Government Bond	2.40

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of February 28, 2021.

6                    Invesco Intermediate Bond Factor Fund

Schedule of Investments(a)

February 28, 2021

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes–49.89%
Advertising–0.58%
Omnicom Group, Inc./Omnicom Capital, Inc., 3.65%, 11/01/2024	$200,000	$ 218,960
WPP Finance 2010 (United Kingdom), 3.75%, 09/19/2024	840,000	924,526
		1,143,486

Aerospace & Defense–0.99%
Boeing Co. (The), 3.10%, 05/01/2026	725,000	762,657
Hexcel Corp., 4.20%, 02/15/2027	370,000	388,671
Raytheon Technologies Corp., 3.50%, 03/15/2027	292,000	325,049
Rockwell Collins, Inc., 3.20%, 03/15/2024	441,000	473,981
		1,950,358

Agricultural & Farm Machinery–0.54%
CNH Industrial N.V. (United Kingdom), 4.50%, 08/15/2023	400,000	437,134
Deere & Co., 5.38%, 10/16/2029	500,000	640,656
		1,077,790

Agricultural Products–0.30%
Bunge Ltd. Finance Corp., 3.25%, 08/15/2026	553,000	598,907

Air Freight & Logistics–0.76%
FedEx Corp., 4.75%, 11/15/2045	600,000	727,501
4.55%, 04/01/2046	668,000	782,750
		1,510,251

Airlines–0.65%
Delta Air Lines Pass-Through Trust, Series 2007-1, Class A, 6.82%, 08/10/2022	40,098	41,875
Delta Air Lines, Inc., 3.63%, 03/15/2022	56,000	56,876
3.80%, 04/19/2023	17,000	17,436
2.90%, 10/28/2024	69,000	68,723
3.75%, 10/28/2029	38,000	37,958
Southwest Airlines Co., 3.00%, 11/15/2026	500,000	531,189
Spirit Airlines Pass-Through Trust, Series 2015-1A, 4.10%, 10/01/2029	101,257	102,430
United Airlines Pass-Through Trust, Series 2019-1, Class AA, 4.15%, 08/25/2031	419,606	439,971
		1,296,458

Apparel Retail–0.76%
TJX Cos., Inc. (The), 3.88%, 04/15/2030	1,312,000	1,504,953

Asset Management & Custody Banks–0.34%
Affiliated Managers Group, Inc., 4.25%, 02/15/2024	106,000	116,678

	Principal Amount	Value

Asset Management & Custody Banks–(continued)
Ameriprise Financial, Inc., 4.00%, 10/15/2023	$ 241,000	$ 263,802
FS KKR Capital Corp., 4.13%, 02/01/2025	119,000	123,549
Main Street Capital Corp., 5.20%, 05/01/2024	150,000	162,782
		666,811

Automobile Manufacturers–1.62%
American Honda Finance Corp., 3.50%, 02/15/2028	1,375,000	1,553,534
Ford Motor Co., 4.75%, 01/15/2043	100,000	101,515
Ford Motor Credit Co. LLC, 3.09%, 01/09/2023	385,000	391,381
General Motors Co., 6.60%, 04/01/2036	100,000	136,355
5.15%, 04/01/2038	49,000	58,661
6.25%, 10/02/2043	403,000	542,349
6.75%, 04/01/2046	259,000	360,805
5.95%, 04/01/2049	44,000	57,596
		3,202,196

Biotechnology–0.44%
AbbVie, Inc., 2.95%, 11/21/2026	117,000	126,590
Amgen, Inc., 3.63%, 05/22/2024	425,000	462,866
2.20%, 02/21/2027	17,000	17,758
Gilead Sciences, Inc., 3.70%, 04/01/2024	250,000	270,952
		878,166

Brewers–0.39%
Anheuser-Busch InBev Worldwide, Inc. (Belgium), 8.20%, 01/15/2039	262,000	429,810
Molson Coors Beverage Co., 5.00%, 05/01/2042	165,000	198,367
4.20%, 07/15/2046	140,000	150,161
		778,338

Broadcasting–0.40%
Discovery Communications LLC, 4.13%, 05/15/2029	289,000	327,887
ViacomCBS, Inc., 4.75%, 05/15/2025	400,000	456,649
		784,536

Building Products–0.04%
Owens Corning, 7.00%, 12/01/2036	62,000	87,447

Cable & Satellite–1.15%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 5.05%, 03/30/2029	419,000	491,992
5.13%, 07/01/2049	50,000	57,587
Comcast Corp., 3.60%, 03/01/2024	403,000	440,442
Grupo Televisa S.A.B. (Mexico), 4.63%, 01/30/2026	450,000	504,805

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7                    Invesco Intermediate Bond Factor Fund

	Principal Amount	Value
Cable & Satellite–(continued)
Time Warner Cable LLC, 7.30%, 07/01/2038	$106,000	$ 151,848
5.50%, 09/01/2041	86,000	105,599
4.50%, 09/15/2042	420,000	463,671
Time Warner Entertainment Co. L.P., 8.38%, 07/15/2033	35,000	52,310
		2,268,254

Commodity Chemicals–0.02%
Westlake Chemical Corp., 5.00%, 08/15/2046	27,000	32,927

Communications Equipment–0.02%
Juniper Networks, Inc., 5.95%, 03/15/2041	14,000	17,681
Motorola Solutions, Inc., 5.50%, 09/01/2044	14,000	17,287
		34,968

Construction & Engineering–0.08%
Fluor Corp., 3.50%, 12/15/2024	32,000	32,457
4.25%, 09/15/2028	38,000	38,855
Valmont Industries, Inc., 5.25%, 10/01/2054	73,000	84,249
		155,561

Construction Machinery & Heavy Trucks–0.83%
Caterpillar Financial Services Corp., 3.25%, 12/01/2024	637,000	699,161
Cummins, Inc., 3.65%, 10/01/2023	479,000	516,351
nVent Finance S.a.r.l. (United Kingdom), 4.55%, 04/15/2028	400,000	426,524
		1,642,036

Construction Materials–0.01%
Eagle Materials, Inc., 4.50%, 08/01/2026	20,000	20,704

Consumer Finance–1.46%
Ally Financial, Inc., 4.63%, 05/19/2022	480,000	503,905
8.00%, 11/01/2031	218,000	312,411
American Express Co., 3.40%, 02/22/2024	350,000	379,028
3.00%, 10/30/2024	450,000	487,099
Capital One Bank USA N.A., 3.38%, 02/15/2023	250,000	263,972
Capital One Financial Corp., 3.75%, 04/24/2024	453,000	493,151
GE Capital Funding LLC, 4.05%, 05/15/2027(b)	400,000	451,493
		2,891,059

Distillers & Vintners–0.50%
Diageo Capital PLC (United Kingdom), 2.13%, 10/24/2024	574,000	604,424
3.88%, 05/18/2028	330,000	378,381
		982,805

	Principal Amount	Value
Diversified Banks–6.90%
Banco Santander S.A. (Spain), 5.18%, 11/19/2025	$600,000	$ 694,141
4.25%, 04/11/2027	400,000	455,659
Bancolombia S.A. (Colombia), 3.00%, 01/29/2025	213,000	220,510
Bank of America Corp., Series DD, 6.30%(c)(d)	257,000	295,230
Bank of America N.A., 3.34%, 01/25/2023(c)	427,000	438,985
Bank of Montreal (Canada), 3.80%, 12/15/2032(c)	300,000	337,025
Bank of Nova Scotia (The) (Canada), 2.70%, 03/07/2022	278,000	284,931
Barclays Bank PLC (United Kingdom), 3.75%, 05/15/2024	240,000	263,982
Barclays PLC (United Kingdom), 5.20%, 05/12/2026	284,000	323,895
7.88%(b)(c)(d)	75,000	78,900
8.00%(c)(d)	94,000	106,154
BPCE S.A. (France), 4.50%, 03/15/2025(b)	195,000	218,540
Citigroup, Inc., 4.04%, 06/01/2024(c)	300,000	323,630
3.67%, 07/24/2028(c)	100,000	111,383
Cooperatieve Rabobank U.A.
(Netherlands), 3.95%, 11/09/2022	900,000	950,941
Deutsche Bank AG (Germany), 3.95%, 02/27/2023	343,000	363,905
HSBC Bank USA N.A., 5.88%, 11/01/2034	700,000	936,390
HSBC Holdings PLC (United Kingdom), 4.25%, 03/14/2024	454,000	496,786
3.95%, 05/18/2024(c)	500,000	537,418
4.29%, 09/12/2026(c)	325,000	364,556
4.58%, 06/19/2029(c)	165,000	190,314
JPMorgan Chase & Co., 3.80%, 07/23/2024(c)	258,000	278,199
3.88%, 09/10/2024	502,000	553,882
7.75%, 07/15/2025	250,000	320,138
Lloyds Banking Group PLC (United Kingdom), 4.50%, 11/04/2024	350,000	391,394
4.45%, 05/08/2025	755,000	853,547
3.87%, 07/09/2025(c)	201,000	220,495
3.75%, 01/11/2027	375,000	418,748
National Australia Bank Ltd. (Australia), 2.50%, 07/12/2026	250,000	267,978
Natwest Group PLC (United Kingdom), 6.13%, 12/15/2022	325,000	354,636
6.00%, 12/19/2023	300,000	340,470
Santander UK PLC (United Kingdom), 2.88%, 06/18/2024	558,000	598,175
Sumitomo Mitsui Financial Group, Inc. (Japan), 2.35%, 01/15/2025	200,000	209,386
Svenska Handelsbanken AB (Sweden), 3.90%, 11/20/2023	474,000	519,503
U.S. Bancorp, Series W, 3.10%, 04/27/2026	160,000	174,919
Westpac Banking Corp. (Australia), 3.30%, 02/26/2024	147,000	159,047
		13,653,792

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                    Invesco Intermediate Bond Factor Fund

	Principal Amount	Value
Diversified Capital Markets–0.17%
Credit Suisse Group AG (Switzerland), 3.87%, 01/12/2029(b)(c)	$189,000	$ 209,497
UBS Group AG (Switzerland), 7.00%(b)(c)(d)	125,000	136,805
		346,302

Diversified Chemicals–0.03%
Dow Chemical Co. (The), 9.40%, 05/15/2039	32,000	55,738

Diversified REITs–0.02%
CyrusOne L.P./CyrusOne Finance Corp., 3.45%, 11/15/2029	33,000	34,767

Diversified Support Services–0.06%
Cintas Corp. No. 2, 2.90%, 04/01/2022	114,000	116,988

Drug Retail–0.14%
Walgreens Boots Alliance, Inc., 4.80%, 11/18/2044	245,000	279,563

Education Services–0.02%
California Institute of Technology, 4.70%, 11/01/2111	27,000	35,547

Electric Utilities–3.19%
AEP Texas, Inc., 3.95%, 06/01/2028(b)	806,000	915,869
Duke Energy Corp., 3.75%, 04/15/2024	290,000	315,324
Edison International, 5.75%, 06/15/2027	150,000	176,873
EDP Finance B.V. (Portugal), 3.63%, 07/15/2024(b)	349,000	378,701
Eversource Energy, Series L, 2.90%, 10/01/2024	230,000	246,945
Exelon Generation Co. LLC, 4.25%, 06/15/2022	300,000	310,687
ITC Holdings Corp., 5.30%, 07/01/2043	323,000	411,909
National Grid USA, 5.80%, 04/01/2035	146,000	189,090
NextEra Energy Capital Holdings, Inc., 5.65%, 05/01/2079(c)	235,000	274,868
Oglethorpe Power Corp., 5.95%, 11/01/2039	374,000	477,847
Southern California Edison Co., 6.65%, 04/01/2029	500,000	615,261
6.00%, 01/15/2034	168,000	225,704
Southern Power Co., 5.15%, 09/15/2041	435,000	523,330
Union Electric Co., 8.45%, 03/15/2039	400,000	691,015
Virginia Electric & Power Co., 8.88%, 11/15/2038	316,000	561,527
		6,314,950

Electronic Components–0.17%
Amphenol Corp., 3.20%, 04/01/2024	111,000	118,863
Corning, Inc., 5.35%, 11/15/2048	50,000	66,474
5.85%, 11/15/2068	110,000	152,642
		337,979

	Principal Amount	Value
Fertilizers & Agricultural Chemicals–0.03%
Mosaic Co. (The), 5.45%, 11/15/2033	$19,000	$ 23,582
5.63%, 11/15/2043	24,000	31,050
		54,632

Health Care Equipment–0.19%
Baxter International, Inc., 3.95%, 04/01/2030(b)	318,000	366,379

Health Care Facilities–0.69%
HCA, Inc., 5.25%, 04/15/2025	197,000	227,111
5.25%, 06/15/2049	300,000	376,822
SSM Health Care Corp., 3.69%, 06/01/2023	715,000	761,244
		1,365,177

Health Care REITs–0.33%
Omega Healthcare Investors, Inc., 3.38%, 02/01/2031	615,000	631,300
Sabra Health Care L.P., 5.13%, 08/15/2026	28,000	31,748
		663,048

Health Care Services–1.40%
CHRISTUS Health, Series C, 4.34%, 07/01/2028	430,000	499,220
Cigna Corp., 4.50%, 02/25/2026	200,000	230,131
CommonSpirit Health, 1.55%, 10/01/2025	314,000	318,107
3.35%, 10/01/2029	375,000	405,343
CVS Health Corp., 2.88%, 06/01/2026	179,000	193,070
5.05%, 03/25/2048	302,000	382,030
Dignity Health, 5.27%, 11/01/2064	248,000	315,770
Laboratory Corp. of America Holdings, 3.20%, 02/01/2022	222,000	227,735
Toledo Hospital (The), 6.02%, 11/15/2048	154,000	196,782
		2,768,188

Home Improvement Retail–0.11%
Lowe’s Cos., Inc., 3.13%, 09/15/2024	200,000	216,629

Hotel & Resort REITs–0.12%
Host Hotels & Resorts L.P., Series H, 3.38%, 12/15/2029	125,000	125,989
Service Properties Trust, 4.35%, 10/01/2024	61,000	60,619
4.95%REIT, 10/01/2029	50,000	48,344
		234,952

Hotels, Resorts & Cruise Lines–0.02%
Marriott International, Inc., Series EE, 5.75%, 05/01/2025	39,000	45,057

Household Appliances–0.45%
Whirlpool Corp., 4.70%, 06/01/2022	850,000	894,259

Household Products–0.30%
Kimberly-Clark Corp., 2.40%, 03/01/2022	589,000	602,103

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                    Invesco Intermediate Bond Factor Fund

	Principal Amount	Value
Hypermarkets & Super Centers–0.17%
Walmart, Inc., 3.70%, 06/26/2028	$300,000	$ 344,072

Independent Power Producers & Energy Traders–0.12%
Enel Generacion Chile S.A. (Chile), 4.25%, 04/15/2024	226,000	245,049

Industrial Conglomerates–0.94%
Carlisle Cos., Inc., 3.75%, 11/15/2022	131,000	137,417
General Electric Co., 3.45%, 05/01/2027	125,000	137,362
6.75%, 03/15/2032	460,000	622,397
5.88%, 01/14/2038	725,000	953,392
		1,850,568

Industrial Machinery–0.83%
Parker-Hannifin Corp., 3.25%, 03/01/2027	675,000	748,567
Stanley Black & Decker, Inc., 4.25%, 11/15/2028	570,000	670,488
4.00%, 03/15/2060(c)	213,000	224,980
		1,644,035

Insurance Brokers–0.32%
Aon Corp., 8.21%, 01/01/2027	100,000	133,636
Marsh & McLennan Cos., Inc., 3.88%, 03/15/2024	456,000	500,527
		634,163

Integrated Oil & Gas–1.07%
BP Capital Markets PLC (United Kingdom), 3.81%, 02/10/2024	321,000	350,499
Chevron Corp., 2.90%, 03/03/2024	324,000	345,848
Exxon Mobil Corp., 2.99%, 03/19/2025	450,000	485,630
Occidental Petroleum Corp., 2.90%, 08/15/2024	519,000	505,729
Shell International Finance B.V. (Netherlands), 3.25%, 05/11/2025	90,000	98,160
Suncor Energy, Inc. (Canada), 3.60%, 12/01/2024	226,000	247,664
Total Capital International S.A. (France), 2.70%, 01/25/2023	82,000	85,750
		2,119,280

Integrated Telecommunication Services–0.75%
TCI Communications, Inc., 7.13%, 02/15/2028	1,100,000	1,474,567

Interactive Media & Services–1.11%
Alphabet, Inc., 3.38%, 02/25/2024	274,000	298,147
Baidu, Inc. (China), 3.50%, 11/28/2022	865,000	904,937
4.38%, 05/14/2024	400,000	440,717
4.38%, 03/29/2028	300,000	338,768
Weibo Corp. (China), 3.50%, 07/05/2024	200,000	211,817
		2,194,386

Internet & Direct Marketing Retail–0.82%
Alibaba Group Holding Ltd. (China), 3.40%, 12/06/2027	330,000	361,500
4.50%, 11/28/2034	570,000	675,623

	Principal Amount	Value
Internet & Direct Marketing Retail–(continued)
Booking Holdings, Inc., 3.55%, 03/15/2028	$399,000	$ 447,472
Expedia Group, Inc., 4.63%, 08/01/2027(b)	122,000	135,917
		1,620,512

Investment Banking & Brokerage–2.13%
Brookfield Finance, Inc. (Canada), 4.00%, 04/01/2024	240,000	262,696
4.70%, 09/20/2047	101,000	120,227
Goldman Sachs Group, Inc. (The), 4.00%, 03/03/2024	1,077,000	1,184,668
3.50%, 11/16/2026	301,000	331,733
Jefferies Group LLC, 6.25%, 01/15/2036	12,000	15,934
Jefferies Group LLC/Jefferies Group Capital Finance, Inc., 4.85%, 01/15/2027	134,000	157,616
Morgan Stanley, 3.74%, 04/24/2024(c)	726,000	775,382
3.88%, 01/27/2026	415,000	467,411
Series F, 3.88%, 04/29/2024	538,000	592,035
TD Ameritrade Holding Corp., 2.95%, 04/01/2022	308,000	315,535
		4,223,237

IT Consulting & Other Services–0.32%
International Business Machines Corp., 7.13%, 12/01/2096	383,000	630,671

Leisure Products–0.28%
Hasbro, Inc., 6.35%, 03/15/2040	300,000	394,058
5.10%, 05/15/2044	147,000	169,263
		563,321

Life & Health Insurance–1.34%
Brighthouse Financial, Inc., 3.70%, 06/22/2027	257,000	280,366
4.70%, 06/22/2047	236,000	249,939
MetLife, Inc., 3.60%, 04/10/2024	692,000	757,450
Series D, 5.88%(c)(d)	100,000	114,250
Prudential Financial, Inc., 5.63%, 06/15/2043(c)	342,000	368,233
5.20%, 03/15/2044(c)	225,000	240,490
5.38%, 05/15/2045(c)	135,000	149,957
Reliance Standard Life Global Funding II, 2.75%, 01/21/2027(b)	441,000	472,402
Unum Group, 5.75%, 08/15/2042	13,000	15,701
		2,648,788

Motorcycle Manufacturers–0.25%
Harley-Davidson, Inc., 3.50%, 07/28/2025	187,000	201,362
4.63%, 07/28/2045	279,000	302,466
		503,828

Multi-line Insurance–0.06%
American International Group, Inc., Series A-9, 5.75%, 04/01/2048(c)	20,000	22,745
8.18%, 05/15/2058(c)	11,000	16,274

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                    Invesco Intermediate Bond Factor Fund

	Principal Amount	Value
Multi-line Insurance–(continued)
XLIT Ltd. (Bermuda), 4.45%, 03/31/2025	$75,000	$ 84,809
		123,828

Multi-Utilities–0.64%
Black Hills Corp., 4.25%, 11/30/2023	216,000	235,907
3.95%, 01/15/2026	277,000	309,555
PSEG Power LLC, 8.63%, 04/15/2031	358,000	545,084
Sempra Energy, 4.05%, 12/01/2023	159,000	172,891
		1,263,437

Office REITs–0.01%
Office Properties Income Trust, 4.00%, 07/15/2022	16,000	16,443

Oil & Gas Equipment & Services–0.49%
Baker Hughes Holdings LLC, 5.13%, 09/15/2040	152,000	192,960
Baker Hughes, a GE Co. LLC/Baker Hughes Co-Obligor, Inc., 2.77%, 12/15/2022	162,000	168,742
4.08%, 12/15/2047	181,000	198,831
Halliburton Co., 7.45%, 09/15/2039	113,000	161,131
NOV, Inc., 3.60%, 12/01/2029	243,000	254,208
		975,872

Oil & Gas Exploration & Production–0.86%
Apache Corp., 5.10%, 09/01/2040	322,000	329,150
Continental Resources, Inc., 5.00%, 09/15/2022	71,000	71,071
Hess Corp., 5.60%, 02/15/2041	140,000	168,226
Marathon Oil Corp., 3.85%, 06/01/2025	470,000	508,860
6.60%, 10/01/2037	250,000	325,103
Ovintiv Exploration, Inc., 5.63%, 07/01/2024	275,000	301,680
		1,704,090

Oil & Gas Storage & Transportation–1.32%
Boardwalk Pipelines L.P., 4.45%, 07/15/2027	56,000	63,223
Cheniere Corpus Christi Holdings LLC, 7.00%, 06/30/2024	370,000	429,590
Columbia Pipeline Group, Inc., 5.80%, 06/01/2045	143,000	182,455
Enable Midstream Partners L.P., 3.90%, 05/15/2024	250,000	267,557
4.95%, 05/15/2028	51,000	57,262
Energy Transfer Operating L.P., 5.30%, 04/15/2047	389,000	423,404
Enterprise Products Operating LLC, 3.75%, 02/15/2025	165,000	181,442
Kinder Morgan Energy Partners L.P., 6.95%, 01/15/2038	131,000	179,808
MPLX L.P., 1.33% (3 mo. USD LIBOR + 1.10%), 09/09/2022(e)	225,000	225,156
Spectra Energy Partners L.P., 3.50%, 03/15/2025	175,000	189,481
Sunoco Logistics Partners Operations L.P., 5.40%, 10/01/2047	167,000	183,609
Western Midstream Operating L.P., 4.65%, 07/01/2026	56,000	58,077

	Principal Amount	Value
Oil & Gas Storage & Transportation–(continued)
Williams Cos., Inc. (The), 6.30%, 04/15/2040	$136,000	$ 178,455
		2,619,519

Other Diversified Financial Services–0.46%
Avolon Holdings Funding Ltd. (Ireland), 3.25%, 02/15/2027(b)	265,000	270,295
Blackstone Holdings Finance Co. LLC, 3.15%, 10/02/2027(b)	125,000	138,420
Equitable Holdings, Inc., 5.00%, 04/20/2048	44,000	55,439
ORIX Corp. (Japan), 4.05%, 01/16/2024	322,000	351,319
3.70%, 07/18/2027	72,000	81,426
Voya Financial, Inc., 5.65%, 05/15/2053(c)	20,000	21,370
		918,269

Paper Packaging–0.18%
International Paper Co., 4.80%, 06/15/2044	280,000	347,984

Paper Products–0.14%
Fibria Overseas Finance Ltd. (Brazil), 5.50%, 01/17/2027	27,000	31,138
Suzano Austria GmbH (Brazil), 6.00%, 01/15/2029	200,000	238,551
		269,689

Pharmaceuticals–0.55%
Perrigo Finance Unlimited Co., 3.90%, 12/15/2024	800,000	877,137
4.90%, 12/15/2044	200,000	208,471
		1,085,608

Property & Casualty Insurance–0.36%
Allied World Assurance Co. Holdings Ltd., 4.35%, 10/29/2025	76,000	82,511
Assured Guaranty US Holdings, Inc., 5.00%, 07/01/2024	266,000	301,972
CNA Financial Corp., 3.95%, 05/15/2024	297,000	324,839
		709,322

Railroads–0.12%
Canadian Pacific Railway Co. (Canada), 2.90%, 02/01/2025	225,000	240,665

Regional Banks–0.60%
Fifth Third Bancorp, 2.38%, 01/28/2025	235,000	246,835
Huntington Bancshares, Inc., 2.63%, 08/06/2024	230,000	244,699
KeyBank N.A., 3.40%, 05/20/2026	230,000	254,647
PNC Financial Services Group, Inc. (The), 3.90%, 04/29/2024	270,000	296,374
Truist Bank, 4.05%, 11/03/2025	10,000	11,346
3.30%, 05/15/2026	115,000	126,171
		1,180,072

Reinsurance–0.04%
RenaissanceRe Finance, Inc. (Bermuda), 3.70%, 04/01/2025	34,000	37,216

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                    Invesco Intermediate Bond Factor Fund

	Principal Amount	Value
Reinsurance–(continued)
Sompo International Holdings Ltd. (Bermuda), 4.70%, 10/15/2022	$34,000	$ 36,131
		73,347

Residential REITs–0.33%
American Campus Communities
Operating Partnership L.P., 3.88%, 01/30/2031	100,000	111,089
AvalonBay Communities, Inc., 4.20%, 12/15/2023	325,000	355,706
Spirit Realty L.P., 3.20%, 02/15/2031	175,000	181,821
		648,616

Restaurants–0.25%
Starbucks Corp., 3.85%, 10/01/2023	467,000	504,098

Retail REITs–0.39%
Federal Realty Investment Trust, 4.50%, 12/01/2044	61,000	70,736
Kite Realty Group L.P., 4.00%, 10/01/2026	326,000	344,453
Simon Property Group L.P., 6.75%, 02/01/2040	244,000	352,847
		768,036

Semiconductors–1.03%
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.88%, 01/15/2027	173,000	189,770
Broadcom, Inc., 4.11%, 09/15/2028	265,000	294,378
Intel Corp., 2.88%, 05/11/2024	275,000	295,011
Microchip Technology, Inc., 4.33%, 06/01/2023	200,000	216,111
QUALCOMM, Inc., 2.90%, 05/20/2024	681,000	729,320
Xilinx, Inc., 2.95%, 06/01/2024	300,000	320,530
		2,045,120

Soft Drinks–0.27%
Coca-Cola FEMSA S.A.B. de C.V. (Mexico), 2.75%, 01/22/2030	526,000	540,055

Specialized Finance–0.29%
National Rural Utilities Cooperative Finance Corp., 3.40%, 11/15/2023	305,000	328,071
8.00%, 03/01/2032	148,000	228,730
5.25%, 04/20/2046(c)	12,000	13,062
		569,863

Specialty Chemicals–0.15%
Huntsman International LLC, 5.13%, 11/15/2022	17,000	18,000
PPG Industries, Inc., 2.40%, 08/15/2024	261,000	274,915
		292,915

Steel–0.16%
ArcelorMittal S.A. (Luxembourg), 4.25%, 07/16/2029	240,000	269,403
7.25%, 10/15/2039	27,000	38,925
		308,328

	Principal Amount	Value
Systems Software–1.01%
Microsoft Corp., 2.88%, 02/06/2024	$295,000	$ 315,773
2.70%, 02/12/2025	647,000	692,724
3.13%, 11/03/2025	425,000	466,811
Oracle Corp., 2.50%, 04/01/2025	500,000	530,183
		2,005,491

Technology Hardware, Storage & Peripherals–1.23%
Apple, Inc., 3.00%, 02/09/2024	379,000	405,977
4.45%, 05/06/2044	476,000	602,801
Dell International LLC/EMC Corp., 6.02%, 06/15/2026(b)	400,000	479,785
8.10%, 07/15/2036(b)	52,000	77,335
8.35%, 07/15/2046(b)	140,000	214,620
Hewlett Packard Enterprise Co., 6.35%, 10/15/2045	220,000	289,428
HP, Inc., 6.00%, 09/15/2041	245,000	316,695
Seagate HDD Cayman, 4.88%, 06/01/2027	50,000	55,724
		2,442,365

Tobacco–1.17%
Altria Group, Inc., 4.50%, 05/02/2043	557,000	600,694
3.88%, 09/16/2046	225,000	219,854
5.95%, 02/14/2049	41,000	52,462
BAT Capital Corp. (United Kingdom), 3.22%, 08/15/2024	200,000	215,081
3.56%, 08/15/2027	407,000	442,254
4.54%, 08/15/2047	87,000	89,380
4.76%, 09/06/2049	35,000	36,915
Reynolds American, Inc. (United Kingdom), 5.85%, 08/15/2045	545,000	650,167
		2,306,807

Trading Companies & Distributors–0.34%
Air Lease Corp., 3.00%, 02/01/2030	560,000	560,006
Aircastle Ltd., 5.00%, 04/01/2023	100,000	107,103
		667,109

Water Utilities–0.16%
American Water Capital Corp., 3.85%, 03/01/2024	174,000	189,456
6.59%, 10/15/2037	84,000	123,336
		312,792

Wireless Telecommunication Services–0.61%
America Movil S.A.B. de C.V. (Mexico),
3.13%, 07/16/2022	603,000	624,660
6.38%, 03/01/2035	400,000	573,720
		1,198,380
Total U.S. Dollar Denominated Bonds & Notes (Cost $95,606,607)		98,728,658

U.S. Treasury Securities–32.23%
U.S. Treasury Bills–0.24%
0.05%, 07/15/2021(f)(g)	475,000	474,937

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                    Invesco Intermediate Bond Factor Fund

	Principal Amount	Value
U.S. Treasury Bonds–1.64%
2.38%, 11/15/2049	$1,037,600	$ 1,096,857
2.00%, 02/15/2050	2,200,000	2,143,711
		3,240,568

U.S. Treasury Notes–30.35%
1.38%, 01/31/2022	4,402,000	4,455,026
1.13%, 02/28/2022	16,375,000	16,546,152
0.13%, 07/31/2022	2,535,000	2,535,495
0.13%, 01/31/2023	1,750,000	1,749,932
1.38%, 02/15/2023	563,000	576,745
1.38%, 01/31/2025	8,521,000	8,814,242
1.13%, 02/28/2025	3,577,000	3,664,748
1.50%, 08/15/2026	7,500,000	7,769,238
1.50%, 01/31/2027	11,525,500	11,915,836
0.50%, 06/30/2027	2,100,000	2,035,606
		60,063,020
Total U.S. Treasury Securities (Cost $63,461,587)		63,778,525

U.S. Government Sponsored Agency Mortgage-Backed Securities–27.06%
Collateralized Mortgage Obligations–0.41%
Fannie Mae ACES, IO, 0.28%, 12/25/2022(h)	17,435,670	49,836
Fannie Mae REMICs, IO, 3.50%, 08/25/2035(h)	357,481	45,112
5.50%, 07/25/2046(h)	95,752	16,986
4.00%, 08/25/2047(h)	106,703	6,702
5.00% (5.90% - 1 mo. USD LIBOR), 09/25/2047(e)(h)	1,052,597	172,089
Freddie Mac Multifamily Structured Pass-Through Ctfs., Series KC03, Class X1, IO, 0.63%, 11/25/2024(h)	4,161,590	67,123
Series K734, Class X1, IO, 0.65%, 02/25/2026(h)	3,063,202	86,448
Series K735, Class X1, 1.10%, 05/25/2026(i)	3,071,354	139,914
Series K093, Class X1, IO, 0.95%, 05/25/2029(h)	2,552,312	177,227
Freddie Mac REMICs, IO, 5.99% (6.10% - 1 mo. USD LIBOR), 01/15/2044(e)(h)	240,016	33,061
Freddie Mac STRIPS, IO, 3.00%, 12/15/2027(h)	114,472	7,840
		802,338

Federal Home Loan Mortgage Corp. (FHLMC)–4.94%
4.50%, 09/01/2049 to 01/01/2050	711,413	774,124
3.00%, 01/01/2050 to 10/01/2050	4,859,276	5,211,152
2.50%, 07/01/2050 to 08/01/2050	3,602,160	3,772,402
2.00%, 09/01/2050	17,714	17,970
		9,775,648

		Principal Amount	Value
Federal National Mortgage Association (FNMA)–2.38%
4.50%, 06/01/2049		$296,828	$ 322,183
3.00%, 10/01/2049 to 03/01/2050		2,091,283	2,220,425
2.50%, 03/01/2050 to 08/01/2050		1,302,235	1,367,872
2.00%, 03/01/2051		798,058	806,960
			4,717,440

Government National Mortgage Association (GNMA)–3.68%
IO, 6.09% (6.20% - 1 mo. USD LIBOR), 10/16/2047(e)(h)		499,527	92,499
TBA,
3.00%, 03/01/2051(j)		6,900,000	7,183,008
			7,275,507

Uniform Mortgage-Backed Securities–15.65%
TBA, 1.50%, 03/01/2036(j)		1,064,000	1,075,730
2.00%, 03/01/2036 to
03/01/2051(j)		12,782,000	13,054,431
2.50%, 03/01/2036 to
03/01/2051(j)		16,239,000	16,843,205
			30,973,366
Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $53,996,118)			53,544,299

Non-U.S. Dollar Denominated Bonds & Notes–7.97%(k)
Sovereign Debt–7.97%
Australia Government Bond (Australia), Series 142, 4.25%, 04/21/2026(b)	AUD	1,212,000	1,092,580
Australia Government Bond (Australia), Series 155, 2.50%, 05/21/2030(b)	AUD	982,000	802,440
Canadian Government Bond (Canada), 0.50%, 09/01/2025	CAD	1,706,000	1,317,827
Canadian Government Bond (Canada), 0.50%, 12/01/2030	CAD	842,000	608,879
New Zealand Government Bond (New Zealand), Series 425, 2.75%, 04/15/2025(b)	NZD	1,424,000	1,107,316
New Zealand Government Bond (New Zealand), 1.50%, 05/15/2031	NZD	1,101,000	766,734
Norway Government Bond (Norway), Series 477, 1.75%, 03/13/2025(b)	NOK	32,055,000	3,830,270
Norway Government Bond (Norway), Series 482, 1.38%, 08/19/2030(b)	NOK	8,050,000	922,515
Sweden Government Bond (Sweden), Series 1058, 2.50%, 05/12/2025	SEK	11,090,000	1,459,263
Sweden Government Bond (Sweden), Series 1061, 0.75%, 11/12/2029(b)	SEK	5,855,000	720,044
Swiss Confederation Government Bond (Switzerland), 1.25%, 06/11/2024(b)	CHF	908,000	1,063,481
Swiss Confederation Government Bond (Switzerland), 0.50%, 05/27/2030(b)	CHF	760,000	898,295
United Kingdom Gilt (United Kingdom), 4.75%, 12/07/2030(b)	GBP	624,000	1,190,497
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $15,174,777)			15,780,141

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                    Invesco Intermediate Bond Factor Fund

	Principal Amount	Value
Asset-Backed Securities–0.64%
Banc of America Mortgage Trust, Series 2007-1, Class 1A24, 6.00%, 03/25/2037	$21,434	$ 21,341
Bank, Series 2019-BNK16, Class XA, IO, 0.96%, 02/15/2052(l)	2,373,623	145,572
Citigroup Commercial Mortgage Trust, Series 2017-C4, Class XA, IO, 1.08%, 10/12/2050(l)	6,158,218	315,837
DT Auto Owner Trust, Series 2017-1A, Class E, 5.79%, 02/15/2024(b)	614,056	615,762
Navistar Financial Dealer Note Master Owner Trust II, Series 2019-1, Class C, 1.07% (1 mo. USD LIBOR + 0.95%), 05/25/2024(b)(e)	70,000	70,045
Series 2019-1, Class D, 1.57% (1 mo. USD LIBOR + 1.45%), 05/25/2024(b)(e)	65,000	65,102

	Principal Amount	Value
WaMu Mortgage Pass-Through Ctfs. Trust, Series 2005-AR14, Class 1A4, 2.89%, 12/25/2035(i)	$29,769	$ 30,673
Total Asset-Backed Securities (Cost $1,316,000)		1,264,332

	Shares
Money Market Funds–0.80%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(m)(n)	554,525	554,525
Invesco Liquid Assets Portfolio, Institutional Class, 0.02%(m)(n)	395,869	396,028
Invesco Treasury Portfolio, Institutional Class, 0.01%(m)(n)	633,743	633,743
Total Money Market Funds (Cost $1,584,296)		1,584,296
TOTAL INVESTMENTS IN SECURITIES–118.59% (Cost $231,139,385)		234,680,251
OTHER ASSETS LESS LIABILITIES–(18.59)%		(36,784,898)
NET ASSETS–100.00%		$197,895,353

Investment Abbreviations:

ACES	– Automatically Convertible Extendable Security
AUD	– Australian Dollar
CAD	– Canadian Dollar
CHF	– Swiss Franc
Ctfs.	– Certificates
GBP	– British Pound Sterling
IO	– Interest Only
LIBOR	– London Interbank Offered Rate
NOK	– Norwegian Krone
NZD	– New Zealand Dollar
REIT	– Real Estate Investment Trust
REMICs	– Real Estate Mortgage Investment Conduits
SEK	– Swedish Krona
STRIPS	– Separately Traded Registered Interest and Principal Security
TBA	– To Be Announced
USD	– U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                    Invesco Intermediate Bond Factor Fund

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2021 was $16,923,305, which represented 8.55% of the Fund’s Net Assets.

(c)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(d)	Perpetual bond with no specified maturity date.
(e)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2021.
(f)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1K.
(g)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(h)	Interest only security. Principal amount shown is the notional principal and does not reflect the maturity value of the security.
(i)

Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on February 28, 2021.

(j)	Security purchased on a forward commitment basis. This security is subject to dollar roll transactions. See Note 1L.
(k)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(l)

Interest only security. Principal amount shown is the notional principal and does not reflect the maturity value of the security. Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on February 28, 2021.

(m)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended February 28, 2021.

	Value February 29, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value February 28, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$ -	$ 15,239,153	$(14,684,628)	$-	$-	$ 554,525	$ 125
Invesco Liquid Assets Portfolio, Institutional Class	36,463,571	105,546,184	(141,623,478)	15,552	(5,801)	396,028	29,574
Invesco Treasury Portfolio, Institutional Class	-	17,416,175	(16,782,432)	-	-	633,743	92
Total	$36,463,571	$138,201,512	$(173,090,538)	$15,552	$(5,801)	$1,584,296	$29,791

(n)	The rate shown is the 7-day SEC standardized yield as of February 28, 2021.

Open Futures Contracts
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Interest Rate Risk
U.S. Treasury Ultra Bonds	48	June-2021	$9,075,000	$(64,490)	$(64,490)
U.S. Treasury Long Bond	19	June-2021	3,025,156	(26,166)	(26,166)
Subtotal-Long Futures Contracts				(90,656)	(90,656)

Short Futures Contracts
Interest Rate Risk
U.S. Treasury 2 Year Notes	8	June-2021	(1,766,125)	984	984
U.S. Treasury 5 Year Notes	163	June-2021	(20,206,906)	161,397	161,397
U.S. Treasury 10 Year Notes	63	June-2021	(8,361,281)	106,179	106,179
U.S. Treasury 10 Year Ultra Notes	1	June-2021	(147,344)	1,529	1,529
Subtotal-Short Futures Contracts				270,089	270,089
Total Futures Contracts				$179,433	$179,433

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty					Unrealized Appreciation (Depreciation)
		Contract to
			Deliver		Receive
Currency Risk
05/17/2021	BNP Paribas S.A.	AUD	2,577,748	USD	1,992,677	$ 8,793
05/17/2021	BNP Paribas S.A.	SEK	40,951,851	USD	4,929,547	75,813
05/17/2021	Citibank N.A.	CAD	2,511,000	USD	1,979,122	5,863
05/17/2021	Morgan Stanley & Co.	NZD	2,732,410	USD	1,975,437	1,372

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                    Invesco Intermediate Bond Factor Fund

Open Forward Foreign Currency Contracts–(continued)
Settlement Date	Counterparty					Unrealized Appreciation (Depreciation)
		Contract to
			Deliver		Receive
Currency Risk
05/17/2021	UBS	CHF	1,798,822	USD	2,025,833	$ 44,204
05/17/2021	UBS	USD	20,039	NZD	27,837	72
05/18/2021	UBS	NOK	42,474,906	USD	5,021,660	123,749
Subtotal–Appreciation						259,866

Currency Risk
05/17/2021	Deutsche Bank AG	USD	29,486	AUD	38,030	(218)
05/17/2021	Goldman Sachs International	GBP	896,733	USD	1,240,664	(9,076)
05/17/2021	UBS	USD	2,685,457	SEK	22,241,378	(49,343)
Subtotal–Depreciation						(58,637)
Total Forward Foreign Currency Contracts						$201,229

Abbreviations:

AUD	- Australian Dollar
CAD	- Canadian Dollar
CHF	- Swiss Franc
GBP	- British Pound Sterling
NOK	- Norwegian Krone
NZD	- New Zealand Dollar
SEK	- Swedish Krona
USD	- U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                    Invesco Intermediate Bond Factor Fund

Statement of Assets and Liabilities

February 28, 2021

Assets:
Investments in securities, at value (Cost $229,555,089)	$233,095,955
Investments in affiliated money market funds, at value (Cost $1,584,296)	1,584,296
Other investments:
Variation margin receivable — futures contracts	159,279
Unrealized appreciation on forward foreign currency contracts outstanding	259,866
Cash	474,671
Foreign currencies, at value (Cost $24)	25
Receivable for:
Investments sold	752,019
Fund shares sold	449,481
Dividends	47
Interest	1,428,119
Investment for trustee deferred compensation and retirement plans	33,509
Other assets	26,972
Total assets	238,264,239

Liabilities:
Other investments:
Unrealized depreciation on forward foreign currency contracts outstanding	58,637
Payable for:
Investments purchased	39,560,358
Dividends	20,235
Fund shares reacquired	291,567
Accrued fees to affiliates	256,597
Accrued trustees’ and officers’ fees and benefits	1,306
Accrued other operating expenses	146,677
Trustee deferred compensation and retirement plans	33,509
Total liabilities	40,368,886
Net assets applicable to shares outstanding	$197,895,353

Net assets consist of:
Shares of beneficial interest	$196,075,733
Distributable earnings	1,819,620
$197,895,353

Net Assets:
Class A	$132,855,564
Class C	$19,012,584
Class R	$19,875,585
Class Y	$17,749,731
Class R5	$10,236
Class R6	$8,391,653

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	12,160,565
Class C	1,740,180
Class R	1,817,971
Class Y	1,625,892
Class R5	937
Class R6	768,406
Class A:
Net asset value per share	$10.93
Maximum offering price per share
(Net asset value of $10.93 ÷ 95.75%)	$11.42
Class C:
Net asset value and offering price per share	$10.93
Class R:
Net asset value and offering price per share	$10.93
Class Y:
Net asset value and offering price per share	$10.92
Class R5:
Net asset value and offering price per share	$10.92
Class R6:
Net asset value and offering price per share	$10.92

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                    Invesco Intermediate Bond Factor Fund

Statement of Operations

For the year ended February 28, 2021

Investment income:
Interest (net of foreign withholding taxes of $1,846)	$3,805,453

Dividends from affiliated money market funds	29,791

Total investment income	3,835,244

Expenses:
Advisory fees	493,390

Administrative services fees	28,290

Custodian fees	65,412

Distribution fees:
Class A	314,320

Class C	223,752

Class R	98,990

Transfer agent fees - A, C, R and Y	522,773

Transfer agent fees - R5	4

Transfer agent fees - R6	2,096

Trustees’ and officers’ fees and benefits	20,898

Registration and filing fees	131,353

Reports to shareholders	54,865

Professional services fees	54,228

Taxes	2,080

Other	13,121

Total expenses	2,025,572

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(847,431)

Net expenses	1,178,141

Net investment income	2,657,103

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	9,516,394

Affiliated investment securities	(5,801)

Foreign currencies	27,561

Forward foreign currency contracts	(1,714,299)

Futures contracts	(875,652)

6,948,203

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(5,410,646)

Affiliated investment securities	15,552

Foreign currencies	2,225

Forward foreign currency contracts	201,229

Futures contracts	(243,380)

(5,435,020)

Net realized and unrealized gain	1,513,183

Net increase in net assets resulting from operations	$4,170,286

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                    Invesco Intermediate Bond Factor Fund

Statement of Changes in Net Assets

For the year ended February 28, 2021, period ended February 29, 2020, and the year ended July 31, 2019

	Year Ended February 28, 2021	Seven Months Ended February 29, 2020	Year Ended July 31, 2019

Operations:
Net investment income	$ 2,657,103	$ 2,987,319	$ 5,666,561

Net realized gain (loss)	6,948,203	3,461,649	(1,743,970)

Change in net unrealized appreciation (depreciation)	(5,435,020)	3,280,615	9,508,868

Net increase in net assets resulting from operations	4,170,286	9,729,583	13,431,459

Distributions to shareholders from distributable earnings:
Class A	(6,950,181)	(2,103,408)	(3,454,780)

Class C	(1,035,568)	(268,610)	(618,547)

Class R	(980,705)	(296,036)	(537,255)

Class Y	(1,024,796)	(408,127)	(780,401)

Class R5	(596)	(189)	(57)

Class R6	(431,934)	(114,051)	(240,155)

Total distributions from distributable earnings	(10,423,780)	(3,190,421)	(5,631,195)

Share transactions–net:
Class A	14,644,016	(1,109,919)	(4,592,048)

Class C	(3,458,732)	(1,180,162)	(8,897,146)

Class R	132,575	(866,522)	251,717

Class Y	(697,837)	(2,535,892)	(7,267,938)

Class R5	-	-	10,000

Class R6	2,840,209	(67,919)	(2,393,472)

Net increase (decrease) in net assets resulting from share transactions	13,460,231	(5,760,414)	(22,888,887)

Net increase (decrease) in net assets	7,206,737	778,748	(15,088,623)

Net assets:
Beginning of year	190,688,616	189,909,868	204,998,491

End of year	$197,895,353	$190,688,616	$189,909,868

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                    Invesco Intermediate Bond Factor Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(c)		Ratio of net investment income to average net assets		Portfolio turnover (d)
Class A
Year ended 02/28/21	$11.27	$0.16	$0.10	$0.26	$(0.21)	$(0.39)	$(0.60)	$10.93	2.30% (e)	$132,856	0.52%	(e)(f)	0.96%	(e)(f)	1.42%	(e)(f)	292%
Seven months ended 02/29/20	10.88	0.18	0.40	0.58	(0.19)	–	–	11.27	5.39	122,371	1.05	(g)	1.05	(g)	2.80	(g)	64
Year ended 07/31/19	10.43	0.32	0.45	0.77	(0.32)	–	–	10.88	7.52	119,300	0.97		0.97		3.07		108
Year ended 07/31/18	10.92	0.31	(0.49)	(0.18)	(0.31)	–	–	10.43	(1.67)	119,119	0.97		0.97		2.89		57
Year ended 07/31/17	11.03	0.29	(0.10)	0.19	(0.30)	–	–	10.92	1.82	129,985	1.00		1.00		2.68		80
Year ended 07/31/16	10.66	0.30	0.37	0.67	(0.30)	–	–	11.03	6.45	139,018	1.02		1.02		2.83		73
Class C
Year ended 02/28/21	11.26	0.08	0.10	0.18	(0.12)	(0.39)	(0.51)	10.93	1.56	19,013	1.27	(f)	1.72	(f)	0.67	(f)	292
Seven months ended 02/29/20	10.87	0.12	0.40	0.52	(0.13)	–	–	11.26	4.80	23,114	1.81	(g)	1.81	(g)	1.90	(g)	64
Year ended 07/31/19	10.43	0.23	0.44	0.67	(0.23)	–	–	10.87	6.52	23,487	1.72		1.72		2.17		108
Year ended 07/31/18	10.91	0.23	(0.48)	(0.25)	(0.23)	–	–	10.43	(2.32)	31,250	1.72		1.72		2.14		57
Year ended 07/31/17	11.03	0.21	(0.11)	0.10	(0.22)	–	–	10.91	0.97	33,420	1.75		1.75		1.92		80
Year ended 07/31/16	10.65	0.22	0.38	0.60	(0.22)	–	–	11.03	5.76	38,261	1.77		1.77		2.07		73
Class R
Year ended 02/28/21	11.27	0.13	0.10	0.23	(0.18)	(0.39)	(0.57)	10.93	2.02	19,876	0.77	(f)	1.22	(f)	1.17	(f)	292
Seven months ended 02/29/20	10.88	0.15	0.40	0.55	(0.16)	–	–	11.27	5.09	20,366	1.31	(g)	1.31	(g)	2.40	(g)	64
Year ended 07/31/19	10.44	0.28	0.44	0.72	(0.28)	–	–	10.88	7.06	20,511	1.22		1.22		2.67		108
Year ended 07/31/18	10.93	0.28	(0.49)	(0.21)	(0.28)	–	–	10.44	(1.91)	19,416	1.21		1.21		2.65		57
Year ended 07/31/17	11.04	0.26	(0.09)	0.17	(0.28)	–	–	10.93	1.58	15,318	1.25		1.25		2.45		80
Year ended 07/31/16	10.66	0.27	0.39	0.66	(0.28)	–	–	11.04	6.29	11,736	1.27		1.27		2.55		73
Class Y
Year ended 02/28/21	11.26	0.19	0.10	0.29	(0.24)	(0.39)	(0.63)	10.92	2.58	17,750	0.27	(f)	0.72	(f)	1.67	(f)	292
Seven months ended 02/29/20	10.88	0.20	0.40	0.60	(0.22)	–	–	11.26	5.55	19,032	0.81	(g)	0.81	(g)	3.09	(g)	64
Year ended 07/31/19	10.43	0.35	0.45	0.80	(0.35)	–	–	10.88	7.81	20,940	0.73		0.73		3.37		108
Year ended 07/31/18	10.91	0.33	(0.47)	(0.14)	(0.34)	–	–	10.43	(1.35)	27,430	0.72		0.72		3.14		57
Year ended 07/31/17	11.03	0.32	(0.11)	0.21	(0.33)	–	–	10.91	1.98	17,748	0.75		0.75		2.95		80
Year ended 07/31/16	10.65	0.32	0.39	0.71	(0.33)	–	–	11.03	6.82	11,013	0.77		0.77		3.04		73
Class R5
Year ended 02/28/21	11.27	0.19	0.09	0.28	(0.24)	(0.39)	(0.63)	10.92	2.49	10	0.27	(f)	0.47	(f)	1.67	(f)	292
Seven months ended 02/29/20	10.87	0.20	0.40	0.60	(0.20)	–	–	11.27	5.59	11	0.60	(g)	0.60	(g)	3.09	(g)	64
Period ended 07/31/19(h)	10.67	0.07	0.19	0.26	(0.06)	–	–	10.87	2.44	10	0.62	(g)	0.62	(g)	3.39	(g)	108
Class R6
Year ended 02/28/21	11.27	0.19	0.09	0.28	(0.24)	(0.39)	(0.63)	10.92	2.49	8,392	0.27	(f)	0.47	(f)	1.67	(f)	292
Seven months ended 02/29/20	10.88	0.20	0.40	0.60	(0.21)	–	–	11.27	5.60	5,795	0.58	(g)	0.58	(g)	3.14	(g)	64
Year ended 07/31/19	10.44	0.36	0.43	0.79	(0.35)	–	–	10.88	7.80	5,662	0.56		0.56		3.41		108
Year ended 07/31/18	10.92	0.35	(0.48)	(0.13)	(0.35)	–	–	10.44	(1.18)	7,783	0.56		0.56		3.30		57
Year ended 07/31/17	11.03	0.35	(0.11)	0.24	(0.35)	–	–	10.92	2.27	2,189	0.56		0.56		3.23		80
Year ended 07/31/16	10.65	0.35	0.38	0.73	(0.35)	–	–	11.03	7.03	80	0.57		0.57		3.28		73

(a)	Calculated using average shares outstanding.

(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

Does not include indirect expenses from affiliated fund fees and expenses of 0.02%, 0.02%, 0.02%, 0.02%, 0.01% and 0.01% for the seven months ended February 29, 2020 and the years ended July 31, 2019, 2018, 2017 and 2016, respectively.

(d)

Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the seven months ended February 29, 2020, the portfolio turnover calculation excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities of $11,531,839 and 13,476,801, respectively. For the year ended July 31, 2019, the portfolio turnover calculation excludes purchase and sale transactions of TBA mortgage-related securities of $129,169,490 and $127,412,648, respectively.

(e)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.24% for the year ended February 28, 2021.

(f)	Ratios are based on average daily net assets (000’s omitted) of $129,277, $22,375, $19,798, $18,518, $11 and $7,378 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

(g)	Annualized.

(h)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                    Invesco Intermediate Bond Factor Fund

Notes to Financial Statements

February 28, 2021

NOTE 1–Significant Accounting Policies

Invesco Intermediate Bond Factor Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

Prior to February 28, 2020, the Fund sought to gain exposure to Regulation S securities primarily through investments in a wholly-owned and controlled subsidiary of the Fund organized under the laws of the Cayman Islands (the “subsidiary”). The Subsidiary was organized by the Fund to invest in Regulation S securities. The Fund could invest up to 25% of its total assets in the Subsidiary under its previous strategy. Effective February 28, 2020 the Fund no longer invests in Regulation S securities or the Subsidiary, and the Subsidiary was liquidated. For the period June 1, 2019 through February 28, 2020, the Subsidiary operations were consolidated on the Statement of Changes in Net Assets and the Financial Highlights.

The Fund’s investment objective is to seek total return

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares. Effective November 30, 2020, the automatic conversion pursuant to the Conversion Feature changed from ten years to eight years. The first conversion of Class C shares to Class A shares occurred at the end of December 2020 for all Class C shares that were held for more than eight years as of November 30, 2020.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

21                    Invesco Intermediate Bond Factor Fund

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders.

Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

22                    Invesco Intermediate Bond Factor Fund

J.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

L.

Dollar Rolls and Forward Commitment Transactions - The Fund may enter into dollar roll transactions to enhance the Fund’s performance. The Fund executes its dollar roll transactions in the to be announced (“TBA”) market whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by the sale of the security with a simultaneous agreement to repurchase at a future date.

The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions increase the Fund’s portfolio turnover rate. The Fund will segregate liquid assets in an amount equal to its dollar roll commitments.

Dollar roll transactions involve the risk that a Counterparty to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Dollar roll transactions also involve the risk that the value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement. Dollar roll transactions covered in this manner are not treated as senior securities for purposes of a Fund’s fundamental investment limitation on borrowings.

M.	Other Risks - Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near historical lows. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.

N.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

O.

Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets*	Rate
Up to $2 billion	0.250%
Over $2 billion	0.230%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended February 28, 2021, the effective advisory fee rate incurred by the Fund was 0.25%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Funds.

The Adviser has contractually agreed, through at least August 31, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.52%, 1.27%, 0.77%, 0.27%, 0.27% and 0.27%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an

23                    Invesco Intermediate Bond Factor Fund

expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on August 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees.

The Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended February 28, 2021, the Adviser waived advisory fees of $320,767 and reimbursed class level expenses of $354,688, $62,001, $54,787, $51,296, $4 and $2,096 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund pursuant to the Class C and Class R Plan, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended February 28, 2021, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2021, IDI advised the Fund that IDI retained $20,939 in front-end sales commissions from the sale of Class A shares and $117 and $764 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 28, 2021. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Dollar Denominated Bonds & Notes	$ –	$ 98,728,658	$–	$ 98,728,658
U.S. Treasury Securities	–	63,778,525	–	63,778,525
U.S. Government Sponsored Agency Mortgage-Backed Securities	–	53,544,299	–	53,544,299
Non-U.S. Dollar Denominated Bonds & Notes	–	15,780,141	–	15,780,141
Asset-Backed Securities	–	1,264,332	–	1,264,332
Money Market Funds	1,584,296	–	–	1,584,296
Total Investments in Securities	1,584,296	233,095,955	–	234,680,251

Other Investments - Assets*
Futures Contracts	270,089	–	–	270,089
Forward Foreign Currency Contracts	–	259,866	–	259,866
	270,089	259,866	–	529,955

24                    Invesco Intermediate Bond Factor Fund

	Level 1	Level 2	Level 3	Total
Other Investments - Liabilities*

Futures Contracts	$ (90,656)	$ –	$–	$(90,656)

Forward Foreign Currency Contracts	–	(58,637)	–	(58,637)

	(90,656)	(58,637)	–	(149,293)

Total Other Investments	179,433	201,229	–	380,662

Total Investments	$1,763,729	$233,297,184	$–	$235,060,913

*	Forward foreign currency contracts and futures contracts are valued at unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of February 28, 2021:

	Value
Derivative Assets	Currency Risk	Interest Rate Risk	Total

Unrealized appreciation on futures contracts – Exchange-Traded(a)	$-	$270,089	$270,089

Unrealized appreciation on forward foreign currency contracts outstanding	259,866	-	259,866

Total Derivative Assets	259,866	270,089	529,955

Derivatives not subject to master netting agreements	-	(270,089)	(270,089)

Total Derivative Assets subject to master netting agreements	$259,866	$-	$259,866

	Value
Derivative Liabilities	Currency Risk	Interest Rate Risk	Total

Unrealized depreciation on futures contracts – Exchange-Traded(a)	$-	$(90,656)	$(90,656)

Unrealized depreciation on forward foreign currency contracts outstanding	(58,637)	-	(58,637)

Total Derivative Liabilities	(58,637)	(90,656)	(149,293)

Derivatives not subject to master netting agreements	-	90,656	90,656

Total Derivative Liabilities subject to master netting agreements	$(58,637)	$-	$(58,637)

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of February 28, 2021.

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount

BNP Paribas S.A.	$ 84,606	$ –	$ 84,606	$–	$–	$84,606

Citibank N.A.	5,863	–	5,863	–	–	5,863

Morgan Stanley & Co.	1,372	–	1,372	–	–	1,372

UBS	168,025	(49,343)	118,682	–	–	118,682

Deutsche Bank AG	–	(218)	(218)	–	–	(218)

Goldman Sachs International	–	(9,076)	(9,076)	–	–	(9,076)

Total	$259,866	$(58,637)	$201,229	$–	$–	$201,229

25                    Invesco Intermediate Bond Factor Fund

Effect of Derivative Investments for the year ended February 28, 2021

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Currency Risk	Interest Rate Risk	Total

Realized Gain (Loss):
Forward foreign currency contracts	$(1,714,299)	$-	$(1,714,299)

Futures contracts	-	(875,652)	(875,652)

Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	201,229	-	201,229

Futures contracts	-	(243,380)	(243,380)

Total	$(1,513,070)	$(1,119,032)	$(2,632,102)

The table below summarizes the average notional value of derivatives held during the period.

	Forward Foreign Currency Contracts	Futures Contracts

Average notional value	$18,995,387	$49,914,121

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2021, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,792.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Year Ended February 28, 2021, Period Ended February 29, 2020 and the

Year Ended July 31, 2019:
	Year Ended February 28, 2021	Seven months Ended February 29, 2020	Year Ended July 31, 2019

Ordinary income*	$5,635,840	$3,190,421	$5,631,195

Long-term capital gain	4,787,940	–	–

Total distributions	$10,423,780	$3,190,421	$5,631,195

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2021

Net unrealized appreciation – investments	$2,483,001

Net unrealized appreciation - foreign currencies	2,225

Temporary book/tax differences	(30,667)

Post-October capital loss deferral	(634,939)

Shares of beneficial interest	196,075,733

Total net assets	$197,895,353

26                    Invesco Intermediate Bond Factor Fund

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to straddle losses deferred, futures and forward contracts.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of February 28, 2021.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2021 was $668,266,659 and $618,223,008, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $53,906,158 and $32,695,342, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$4,438,630

Aggregate unrealized (depreciation) of investments	(1,955,629)

Net unrealized appreciation of investments	$2,483,001

Cost of investments for tax purposes is $232,577,912.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, partnership transactions, dollar roll and paydowns, on February 28, 2021, undistributed net investment income was decreased by $407,186 and undistributed net realized gain (loss) was increased by $407,186. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 11–Share Information

			Summary of Share Activity

	Year ended February 28, 2021(a)		Seven months ended February 29, 2020		Year ended July 31, 2019
	Shares	Amount	Shares	Amount	Shares	Amount

Sold:
Class A	3,508,888	$39,534,028	1,037,571	$11,455,611	2,475,679	$25,977,722

Class C	626,399	7,093,784	277,867	3,072,852	445,362	4,635,606

Class R	616,374	6,947,974	257,804	2,845,463	486,574	5,075,703

Class Y	1,012,270	11,367,384	683,759	7,590,469	2,309,644	23,802,066

Class R5(b)	-	-	-	-	937	10,000

Class R6	601,313	6,748,921	126,736	1,393,303	238,957	2,496,305

Issued as reinvestment of dividends:
Class A	578,748	6,484,001	188,737	2,087,920	327,284	3,426,438

Class C	86,432	966,642	23,926	264,633	58,108	606,705

Class R	87,372	978,807	26,491	289,089	50,674	530,456

Class Y	82,988	929,251	36,654	405,459	74,462	777,216

Class R6	38,370	429,973	9,987	110,563	22,775	238,146

Automatic conversion of Class C shares to Class A shares:
Class A	426,650	4,774,247	29,570	327,243	-	-

Class C	(426,677)	(4,774,247)	(29,586)	(327,243)	-	-

Reacquired:
Class A	(3,214,756)	(36,148,260)	(1,357,418)	(14,980,693)	(3,256,200)	(33,996,208)

Class C	(598,609)	(6,744,911)	(380,085)	(4,190,404)	(1,339,404)	(14,139,457)

Class R	(692,456)	(7,794,206)	(362,485)	(4,001,074)	(512,103)	(5,354,442)

Class Y	(1,159,492)	(12,994,472)	(954,407)	(10,531,820)	(3,090,351)	(31,847,220)

Class R6	(385,631)	(4,338,685)	(142,659)	(1,571,785)	(487,266)	(5,127,923)

Net increase (decrease) in share activity	1,188,183	$13,460,231	(527,538)	$(5,760,414)	(2,194,868)	$(22,888,887)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 20% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)	Commencement date after the close of business on May 24, 2019.

27                    Invesco Intermediate Bond Factor Fund

NOTE 12–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

28                    Invesco Intermediate Bond Factor Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities Funds (Invesco Investment Securities Funds) and Shareholders of Invesco Intermediate Bond Factor Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Intermediate Bond Factor Fund (one of the funds constituting AIM Investment Securities Funds (Invesco Investment Securities Funds), referred to hereafter as the “Fund”) as of February 28, 2021, the related statement of operations for the year ended February 28, 2021, the statement of changes in net assets for the year ended February 28, 2021, the seven months ended February 29, 2020 and the year ended July 31, 2019, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2021, the results of its operations for the year then ended, the changes in its net assets for the year ended February 28, 2021, the seven months ended February 29, 2020 and the year ended July 31, 2019, and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Financial Highlights
For the year ended February 28, 2021, the seven months ended February 29, 2020 and the year ended July 31, 2019 for Class A, Class C, Class R, Class Y and Class R6
For the year ended February 28, 2021, the seven months ended February 29, 2020 and the period May 24, 2019 (commencement of operations) through July 31, 2019 for Class R5

The financial statements of Invesco Intermediate Bond Factor Fund (formerly known as Oppenheimer Intermediate Income Fund) as of and for the year ended July 31, 2018 and the financial highlights for each of the periods ended on or prior to July 31, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated September 26, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

April 28, 2021

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

29                    Invesco Intermediate Bond Factor Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2020 through February 28, 2021.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value (09/01/20)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (02/28/21)[1]	Expenses Paid During Period[2]	Ending Account Value (02/28/21)	Expenses Paid During Period[2]
Class A	$1,000.00	$994.70	$2.57	$1,022.22	$2.61	0.52%
Class C	1,000.00	990.40	6.27	1,018.50	6.36	1.27
Class R	1,000.00	993.30	3.81	1,020.98	3.86	0.77
Class Y	1,000.00	995.30	1.34	1,023.46	1.35	0.27
Class R5	1,000.00	996.20	1.34	1,023.46	1.35	0.27
Class R6	1,000.00	995.20	1.34	1,023.46	1.35	0.27

[1]

The actual ending account value is based on the actual total return of the Fund for the period September 1, 2020 through February 28, 2021, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

30                    Invesco Intermediate Bond Factor Fund

Distribution Information

The following table sets forth on a per share basis the distribution that was paid in October 2020. Included in the table is a written statement of the sources of the distribution on a GAAP basis.

	Net Income	Gain from Sale of Securities	Return of Principal	Total Distribution

10/31/2020 Class A	$0.0170	$0.0000	$0.0007	$0.0177

10/31/2020 Class C	$0.0098	$0.0000	$0.0007	$0.0105

10/31/2020 Class R	$0.0146	$0.0000	$0.0007	$0.0153

10/31/2020 Class Y	$0.0194	$0.0000	$0.0007	$0.0201

10/31/2020 Class R5	$0.0194	$0.0000	$0.0007	$0.0201

10/31/2020 Class R6	$0.0194	$0.0000	$0.0007	$0.0201

Please note that the information in the preceding chart is for financial accounting purposes only. Shareholders should be aware that the tax treatment of distributions likely differs from GAAP treatment. Form 1099-DIV for the calendar year will report distributions for U.S. federal income tax purposes. This notice is sent to comply with certain U.S. Securities and Exchange Commission requirements.

31                    Invesco Intermediate Bond Factor Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2021:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$4,787,940
Qualified Dividend Income*	1.53%
Qualified Business Income*	0.00%
Corporate Dividends Received Deduction*	1.18%
Business Interest Income*	83.33%
U.S. Treasury Obligations*	15.45%
Tax-Exempt Interest Dividends*	0.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Short-Term Capital Gain Distributions	$1,972,228
Qualified Interest Income**	10.19%

** The above percentage is based on income dividends paid to shareholders during the Fund’s fiscal year.

32                    Invesco Intermediate Bond Factor Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Securities Funds (InvescoInvestment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			191	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1                    Invesco Intermediate Bond Factor Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson – 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	191	enaible, Inc. (artificial intelligence technology); Director, ISO New England, Inc. (non-profit organization managing regional electricity market)
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	191	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit); and President and Director of Grahamtastic Connection (non - profit)
Jack M. Fields – 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	191	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	191	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization);Eisenhower Foundation (non-profit)
Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	191	Insperity, Inc. (formerly known as Administaff) (human resources provider)

T-2                    Invesco Intermediate Bond Factor Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds

			191	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	191	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis – 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	191	None
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			191	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	191	Elucida Oncology (nanotechnology & medical particles company);

T-3                    Invesco Intermediate Bond Factor Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Ann Barnett Stern – 1957 Trustee	2017	President, Chief Executive Officer and Board member of Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest and Andrews and Kurth	191	Director and Audit Committee member of Federal Reserve Bank of Dallas; Trustee and Board Chair of Good Reason Houston (nonprofit); Trustee, Vice Chair, Chair of Nomination/Governance Committee, Chair of Personnel Committee of Holdsworth Center (nonprofit); Trustee and Investment Committee member of University of Texas Law School Foundation (nonprofit); Board Member of Greater Houston Partnership
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	191	None
Daniel S. Vandivort –1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	191	None
James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	191	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

T-4                    Invesco Intermediate Bond Factor Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC ; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A

T-5                    Invesco Intermediate Bond Factor Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

			N/A	N/A

Formerly: Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

T-6                    Invesco Intermediate Bond Factor Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; and Chairman and Director, INVESCO Realty, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes- 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds);Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-7                    Invesco Intermediate Bond Factor Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents. With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each fiscal year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05686 and 033-39519	Invesco Distributors, Inc.	O-INTI-AR-1

Annual Report to Shareholders	February 28, 2021

Invesco Real Estate Fund

Nasdaq:

A: IARAX ∎ C: IARCX ∎ R: IARRX ∎ Y: IARYX ∎ Investor: REINX ∎ R5: IARIX ∎ R6: IARFX

Management’s Discussion of Fund Performance

Performance summary

For the year ended February 28, 2021, Class A shares of Invesco Real Estate Fund (the Fund), at net asset value (NAV), underperformed the FTSE NAREIT All Equity REITs Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.
Fund vs. Indexes

Total returns, 2/29/20 to 2/28/21, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-2.59%
Class C Shares	-3.33
Class R Shares	-2.81
Class Y Shares	-2.33
Investor Class Shares	-2.53
Class R5 Shares	-2.22
Class R6 Shares	-2.13
S&P 500 Index▼ (Broad Market Index)	31.29
FTSE NAREIT All Equity REITs Index▼ (Style-Specific Index)	3.44
Lipper Real Estate Funds Index∎ (Peer Group Index)	6.82
Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

The year ended with positive sentiment gripping markets as the prospect of a widespread economic recovery takes hold for 2021. Globally, governments appear committed to accommodative monetary policy and further fiscal stimulus to promote economic normalization. At the close of the year, US economic data continued to trend somewhat positively, with the unemployment rate edging lower. The vaccine efficacy news has provided a significant boost to risk appetite and US economic growth prospects with US Treasury yields and inflation expectations rose as a result.

    Listed real estate delivered a negative return in the year and substantially underperformed broader equities. Uncertainty around the short and long-term implications of the health pandemic on real estate assets muted investor’s appetite for certain types of real estate investment trusts (REITs). Overall trends that have been evident in real estate for some time were accelerated by the pandemic. For instance, REITs that own cell towers, data centers, storage and healthcare properties experienced strong share price returns as rent collection for these property types was not materially impacted by the pandemic. Conversely, traditional real estate asset types like office, lodging, and retail experienced material share price declines as their businesses suffered from coronavirus (COVID-19) related travel and social distancing policies. Many REITs cut or moderated their dividend payments after the onset of the pandemic in Spring 2020 to prudently preserve capital. Most have subsequently reinstated or rebased dividends as pandemic recovery prospects have improved.

Overall, the Fund underperformed its style-specific benchmark, the FTSE NAREIT All Equity

REITs Index. Relative performance was predominately driven by the vaccine-induced market rally that began in November and continued into year-end. In November, the market was surprised by the effectiveness of virus vaccines starting with Pfizer’s announcement. A rapid switch to favor value-oriented companies with higher leverage and dividend yields at the expense of higher-growth, lower-yield and stable cash flow companies occurred. The Fund was disadvantaged due to its quality bias which favors relatively higher-growth and lower-yielding companies the portfolio managers view as evidenced by its overweight exposure to growth sectors such as infrastructure, industrial and single-family homes coupled with underweights to sectors that benefited from November’s market inflection – specifically regional malls, office, lodging and senior housing.

Top contributors to the Fund’s absolute performance during the year came from the timber sector and included Weyerhaeuser. Weyerhaeuser has benefited from strong housing demand and new construction starts. Additionally, the Fund’s exposure to data center and infrastructure sectors also contributed positively to performance given structural tailwinds from mobile data usage. Notable contributors included Equinix, in the data center sector and Crown Castle International, in the infrastructure sector.

Top detractors from the Fund’s absolute performance during the year included holdings in the lodging sector such as Pebblebrook Hotel Trust and Park Hotels and Resorts as the lodging sector suffered from COVID-19 related travel bans. Top detractors from absolute performance also included Boston Properties in the office sector, which was negatively impacted by a decrease in tenant demand due to work from home policies. We exited our positions in Pebblebrook

Hotel Trust and Park Hotels and Resorts during the year.

    At the end of the year, the Fund held overweight exposure to companies with cyclical recovery prospects, often at discounted valuations. The Fund also carried overweight exposure to companies and sectors with long-term structural growth characteristics. To gain exposure to favorable long-term structural demand trends, the Fund holds key overweight positions in single-family home rental and industrial REITs. The Fund also holds overweight exposure to certain property types that the portfolio managers believe should benefit from the early phase of US economic expansion such as lodging and shopping centers. The Fund remains underweight exposed to US REITs that have longer duration cash flows which offer less exposure to economic recovery, including triple net retail and medical office REITs.

    At the end of the year, real estate continued to offer investors tangible asset exposure, with rents that can adjust upwards (or downwards) over time with economic strength and inflation. Overall, the portfolio maintains a bias toward companies the portfolio managers view as higher-quality assets, supply-constrained real estate market exposure, generally lower leveraged balance sheets and better governance characteristics.

    We thank you for your continued investment in the Invesco Real Estate Fund.

Portfolio manager(s):

Mark Blackburn

James Cowen

Grant Jackson (Co-Lead)

Joe Rodriguez, Jr. (Co-Lead)

Darin Turner

Ping-Ying Wang

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

2                    Invesco Real Estate Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 2/28/11

1 Source: RIMES Technologies Corp.

2 Source: Lipper Inc.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects Fund expenses and management fees; performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

3                    Invesco Real Estate Fund

Average Annual Total Returns
As of 2/28/21, including maximum applicable sales charges

Class A Shares
Inception (12/31/96)	8.44%
10 Years	6.42
5 Years	4.79
1 Year	-7.97

Class C Shares
Inception (5/1/95)	9.60%
10 Years	6.38
5 Years	5.19
1 Year	-4.23

Class R Shares
Inception (4/30/04)	8.26%
10 Years	6.75
5 Years	5.72
1 Year	-2.81

Class Y Shares
Inception (10/3/08)	7.73%
10 Years	7.28
5 Years	6.25
1 Year	-2.33

Investor Class Shares
Inception (9/30/03)	8.70%
10 Years	7.02
5 Years	6.01
1 Year	-2.53

Class R5 Shares
Inception (4/30/04)	8.98%
10 Years	7.42
5 Years	6.38
1 Year	-2.22

Class R6 Shares
10 Years	7.43%
5 Years	6.48
1 Year	-2.13

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Investor Class,

Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

4                    Invesco Real Estate Fund

Supplemental Information

Invesco Real Estate Fund’s investment objective is total return through growth of capital and current income.

∎	Unless otherwise stated, information presented in this report is as of February 28, 2021, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎	The FTSE NAREIT All Equity REITs Index is an unmanaged index considered representative of US REITs.
∎	The Lipper Real Estate Funds Index is an unmanaged index considered representative of real estate funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

5                    Invesco Real Estate Fund

Fund Information

Portfolio Composition

By property type	% of total net assets
Infrastructure REITs	16.91%
Apartments	12.27
Industrial	11.58
Health Care	8.17
Data Centers	7.91
Lodging Resorts	6.88
Self Storage	6.70
Shopping Centers	6.48
Office	6.31
Single Family Homes	3.89
Regional Malls	3.03
Diversified	2.99
Timber REITs	2.91
Free Standing	2.48
Manufactured Homes	0.99
Money Market Funds Plus Other Assets Less Liabilities	0.50

Top 10 Equity Holdings*

		% of total net assets
1.	American Tower Corp.	8.39%
2.	Crown Castle International Corp.	6.32
3.	Prologis, Inc.	5.84
4.	UDR, Inc.	4.51
5.	Welltower, Inc.	4.06
6.	Invitation Homes, Inc.	3.68
7.	AvalonBay Communities, Inc.	3.68
8.	Duke Realty Corp.	3.16
9.	Simon Property Group, Inc.	3.03
10.	Equinix, Inc.	2.91

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of February 28, 2021.

6                    Invesco Real Estate Fund

Schedule of Investments(a)

February 28, 2021

	Shares	Value

Common Stocks & Other Equity Interests–99.50%
Apartments–12.27%
AvalonBay Communities, Inc.	376,537	$66,176,378

Camden Property Trust	137,363	14,306,356

Equity Residential	488,661	31,963,316

Mid-America Apartment Communities, Inc.	200,413	27,001,643

UDR, Inc.	1,966,856	80,975,462

		220,423,155

Data Centers–7.91%
CoreSite Realty Corp.	176,305	21,458,081

CyrusOne, Inc.	380,879	24,997,089

Digital Realty Trust, Inc.	179,471	24,180,128

Equinix, Inc.	80,735	52,343,730

QTS Realty Trust, Inc., Class A	309,280	19,212,474

		142,191,502

Diversified–2.99%
BGP Holdings PLC(b)(c)	3,547,941	4

Exeter Industrial Value Fund L.P.(b)(c)(d)	4,185,000	280,533

JBG SMITH Properties	485,902	15,427,389

VEREIT, Inc.	479,841	18,713,799

Vornado Realty Trust	447,276	19,206,031

		53,627,756

Free Standing–2.48%
Essential Properties Realty Trust, Inc.	623,425	14,463,460

National Retail Properties, Inc.	272,558	11,948,943

NETSTREIT Corp.	223,344	3,924,154

Realty Income Corp.	236,370	14,243,656

		44,580,213

Health Care–8.17%
Omega Healthcare Investors, Inc.	1,026,803	38,135,463

Ventas, Inc.	674,781	35,695,915

Welltower, Inc.	1,075,464	73,024,006

		146,855,384

Industrial–11.58%
Duke Realty Corp.	1,444,951	56,714,327

Prologis, Inc.	1,059,658	104,980,318

Rexford Industrial Realty, Inc.	970,673	46,320,516

		208,015,161

Infrastructure REITs–16.91%
American Tower Corp.	697,622	150,777,043

Crown Castle International Corp.	728,695	113,494,246

SBA Communications Corp., Class A	155,002	39,545,660

		303,816,949

Lodging Resorts–6.88%
Apple Hospitality REIT, Inc.	1,700,928	24,238,224

DiamondRock Hospitality Co.	1,952,473	19,759,027

Host Hotels & Resorts, Inc.	1,344,994	22,313,450

RLJ Lodging Trust	1,232,040	19,343,028

Sunstone Hotel Investors, Inc.	1,666,984	22,020,859

	Shares	Value

Lodging Resorts–(continued)
Xenia Hotels & Resorts, Inc.	794,006	$15,856,300

		123,530,888

Manufactured Homes–0.99%
Sun Communities, Inc.	117,552	17,862,026

Office–6.31%
Alexandria Real Estate Equities, Inc.	185,668	29,649,323

Boston Properties, Inc.	246,657	24,451,108

Brandywine Realty Trust	972,473	11,893,345

Columbia Property Trust, Inc.	996,680	14,073,122

Highwoods Properties, Inc.	460,845	18,415,366

Kilroy Realty Corp.	235,330	14,934,042

		113,416,306

Regional Malls–3.03%
Simon Property Group, Inc.	481,334	54,352,235

Self Storage–6.70%
CubeSmart	471,501	17,426,677

Extra Space Storage, Inc.	415,201	52,190,766

Life Storage, Inc.	330,460	27,725,594

Public Storage	98,827	23,119,588

		120,462,625

Shopping Centers–6.48%
Brixmor Property Group, Inc.	1,502,257	29,564,418

Regency Centers Corp.	659,358	36,119,631

Retail Opportunity Investments Corp.	627,652	9,923,178

SITE Centers Corp.	1,583,296	21,121,169

Urban Edge Properties	1,189,743	19,630,759

		116,359,155

Single Family Homes–3.89%
American Homes 4 Rent, Class A	121,215	3,774,635

Invitation Homes, Inc.	2,271,613	66,194,803

		69,969,438

Timber REITs–2.91%
Weyerhaeuser Co.	1,543,145	52,266,322

Total Common Stocks & Other Equity Interests (Cost $1,398,689,579)		1,787,729,115

Money Market Funds–0.80%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(e)(f)	4,107,238	4,107,238

Invesco Liquid Assets Portfolio, Institutional Class, 0.02%(e)(f)	5,653,079	5,655,340

Invesco Treasury Portfolio, Institutional Class, 0.01%(e)(f)	4,693,987	4,693,987

Total Money Market Funds (Cost $14,454,426)		14,456,565

TOTAL INVESTMENTS IN SECURITIES–100.30% (Cost $1,413,144,005)		1,802,185,680

OTHER ASSETS LESS LIABILITIES–(0.30)%		(5,412,915)

NET ASSETS–100.00%		$1,796,772,765

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7                    Invesco Real Estate Fund

Investment Abbreviations:

REIT – Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Property type classifications used in this report are generally according to FSTE National Association of Real Estate Investment Trusts (“NAREIT”) Equity REITs Index, which is exclusively owned by NAREIT.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2021 was $280,537, which represented less than 1% of the Fund’s Net Assets.

(c)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(d)	The Fund has a remaining commitment to purchase additional interests, which are subject to the terms of the limited partnership agreements for the following securities:

	Remaining	Percent
Security	Commitment	Ownership
Exeter Industrial Value Fund L.P.	$315,000	1.26%

(e)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended February 28, 2021.

				Change in
	Value	Purchases	Proceeds	Unrealized	Realized	Value
	February 29, 2020	at Cost	from Sales	Appreciation	Gain	February 28, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$6,694,798	$176,182,918	$(178,770,478)	$-	$-	$4,107,238	$11,723
Invesco Liquid Assets Portfolio, Institutional Class	4,402,318	104,314,556	(103,063,953)	1,528	891	5,655,340	19,978
Invesco Treasury Portfolio, Institutional Class	7,651,197	148,773,922	(151,731,132)	-	-	4,693,987	6,709
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	-	2,703,847	(2,703,847)	-	-	-	18	*
Invesco Private Prime Fund	-	4,055,770	(4,055,770)	-	-	-	77	*
Total	$18,748,313	$436,031,013	$(440,325,180)	$1,528	$891	$14,456,565	$38,505

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(f)	The rate shown is the 7-day SEC standardized yield as of February 28, 2021.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                    Invesco Real Estate Fund

Statement of Assets and Liabilities

February 28, 2021

Assets:
Investments in securities, at value (Cost $1,398,689,579)	$1,787,729,115
Investments in affiliated money market funds, at value (Cost $14,454,426)	14,456,565
Foreign currencies, at value (Cost $223)	228
Receivable for:
Investments sold	6,566,225
Fund shares sold	2,076,656
Dividends	717,923
Investment for trustee deferred compensation and retirement plans	391,074
Other assets	60,414
Total assets	1,811,998,200

Liabilities:
Payable for:
Investments purchased	10,378,229
Fund shares reacquired	2,701,571
Amount due custodian	219,897
Accrued fees to affiliates	1,232,838
Accrued trustees’ and officers’ fees and benefits	18,164
Accrued other operating expenses	247,001
Trustee deferred compensation and retirement plans	427,735
Total liabilities	15,225,435
Net assets applicable to shares outstanding	$1,796,772,765

Net assets consist of:
Shares of beneficial interest	$1,496,426,165
Distributable earnings	300,346,600
$1,796,772,765

Net Assets:
Class A	$804,058,395
Class C	$38,751,718
Class R	$103,667,074
Class Y	$256,699,063
Investor Class	$27,545,693
Class R5	$247,114,361
Class R6	$318,936,461

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	43,074,291
Class C	2,091,371
Class R	5,544,774
Class Y	13,758,910
Investor Class	1,480,173
Class R5	13,241,128
Class R6	17,095,996
Class A:
Net asset value per share	$18.67
Maximum offering price per share (Net asset value of $18.67 ÷ 94.50%)	$19.76
Class C:
Net asset value and offering price per share	$18.53
Class R:
Net asset value and offering price per share	$18.70
Class Y:
Net asset value and offering price per share	$18.66
Investor Class:
Net asset value and offering price per share	$18.61
Class R5:
Net asset value and offering price per share	$18.66
Class R6:
Net asset value and offering price per share	$18.66

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                    Invesco Real Estate Fund

Statement of Operations

For the year ended February 28, 2021

Investment income:
Dividends	$39,808,156

Dividends from affiliated money market funds (includes securities lending income of $ 356)	38,766

Total investment income	39,846,922

Expenses:
Advisory fees	12,877,865

Administrative services fees	258,212

Custodian fees	19,701

Distribution fees:
Class A	1,954,107

Class C	464,946

Class R	504,431

Investor Class	55,657

Transfer agent fees – A, C, R, Y and Investor	3,154,387

Transfer agent fees – R5	234,775

Transfer agent fees – R6	66,595

Trustees’ and officers’ fees and benefits	45,715

Registration and filing fees	111,058

Reports to shareholders	145,720

Professional services fees	60,604

Other	31,060

Total expenses	19,984,833

Less: Expenses reimbursed and/or expense offset arrangement(s)	(22,417)

Net expenses	19,962,416

Net investment income	19,884,506

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(71,781,548)

Affiliated investment securities	891

(71,780,657)

Change in net unrealized appreciation of:
Unaffiliated investment securities	80,022,164

Affiliated investment securities	1,528

Foreign currencies	28

80,023,720

Net realized and unrealized gain	8,243,063

Net increase in net assets resulting from operations	$28,127,569

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                    Invesco Real Estate Fund

Statement of Changes in Net Assets

For the years ended February 28, 2021 and February 29, 2020

	2021	2020

Operations:
Net investment income	$19,884,506	$22,287,396

Net realized gain (loss)	(71,780,657)	154,774,685

Change in net unrealized appreciation (depreciation)	80,023,720	(58,588,758)

Net increase in net assets resulting from operations	28,127,569	118,473,323

Distributions to shareholders from distributable earnings:
Class A	(42,712,621)	(56,826,231)

Class C	(1,703,280)	(2,461,328)

Class R	(4,128,668)	(5,707,071)

Class Y	(14,655,908)	(18,979,045)

Investor Class	(2,129,016)	(3,406,311)

Class R5	(17,671,184)	(25,153,977)

Class R6	(16,566,750)	(17,676,934)

Total distributions from distributable earnings	(99,567,427)	(130,210,897)

Share transactions–net:
Class A	206,855,280	(30,974,296)

Class C	10,947,348	(11,223,202)

Class R	42,752,924	(8,276,671)

Class Y	63,329,437	18,547,348

Investor Class	(5,310,138)	5,637,507

Class R5	3,700,100	12,121,611

Class R6	116,960,060	46,331,139

Net increase in net assets resulting from share transactions	439,235,011	32,163,436

Net increase in net assets	367,795,153	20,425,862

Net assets:
Beginning of year	1,428,977,612	1,408,551,750

End of year	$1,796,772,765	$1,428,977,612

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                    Invesco Real Estate Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Year ended 02/28/21	$20.72	$0.17	$(0.89)	$(0.72)	$(0.28)	$(1.05)	$(1.33)	$18.67	(2.59)%		$804,058	1.28	%(d)	1.28	%(d)	0.98	%(d)	156%
Year ended 02/29/20	20.94	0.30	1.44	1.74	(0.35)	(1.61)	(1.96)	20.72	8.11		627,197	1.23		1.23		1.33		59
Year ended 02/28/19	19.32	0.32	2.70	3.02	(0.28)	(1.12)	(1.40)	20.94	15.98		661,325	1.27		1.27		1.54		47
Year ended 02/28/18	21.64	0.30	(1.35)	(1.05)	(0.25)	(1.02)	(1.27)	19.32	(5.38)		659,464	1.27		1.27		1.38		44
Year ended 02/28/17	21.76	0.31	2.97	3.28	(0.41)	(2.99)	(3.40)	21.64	15.74		922,255	1.24		1.24		1.31		52
Class C
Year ended 02/28/21	20.56	0.04	(0.88)	(0.84)	(0.14)	(1.05)	(1.19)	18.53	(3.33)		38,752	2.03	(d)	2.03	(d)	0.23	(d)	156
Year ended 02/29/20	20.80	0.13	1.42	1.55	(0.18)	(1.61)	(1.79)	20.56	7.25		27,928	1.98		1.98		0.58		59
Year ended 02/28/19	19.20	0.16	2.68	2.84	(0.12)	(1.12)	(1.24)	20.80	15.10		38,515	2.02		2.02		0.79		47
Year ended 02/28/18	21.50	0.14	(1.34)	(1.20)	(0.08)	(1.02)	(1.10)	19.20	(6.04)		76,811	2.02		2.02		0.63		44
Year ended 02/28/17	21.64	0.13	2.95	3.08	(0.23)	(2.99)	(3.22)	21.50	14.84		117,090	1.99		1.99		0.56		52
Class R
Year ended 02/28/21	20.74	0.13	(0.89)	(0.76)	(0.23)	(1.05)	(1.28)	18.70	(2.81)		103,667	1.53	(d)	1.53	(d)	0.73	(d)	156
Year ended 02/29/20	20.97	0.24	1.43	1.67	(0.29)	(1.61)	(1.90)	20.74	7.78		60,630	1.48		1.48		1.08		59
Year ended 02/28/19	19.35	0.27	2.70	2.97	(0.23)	(1.12)	(1.35)	20.97	15.67		68,733	1.52		1.52		1.29		47
Year ended 02/28/18	21.66	0.24	(1.34)	(1.10)	(0.19)	(1.02)	(1.21)	19.35	(5.56)		74,367	1.52		1.52		1.13		44
Year ended 02/28/17	21.78	0.25	2.97	3.22	(0.35)	(2.99)	(3.34)	21.66	15.43		102,102	1.49		1.49		1.06		52
Class Y
Year ended 02/28/21	20.71	0.22	(0.90)	(0.68)	(0.32)	(1.05)	(1.37)	18.66	(2.33)		256,699	1.03	(d)	1.03	(d)	1.23	(d)	156
Year ended 02/29/20	20.94	0.36	1.42	1.78	(0.40)	(1.61)	(2.01)	20.71	8.33		204,951	0.98		0.98		1.58		59
Year ended 02/28/19	19.32	0.37	2.70	3.07	(0.33)	(1.12)	(1.45)	20.94	16.28		188,940	1.02		1.02		1.79		47
Year ended 02/28/18	21.63	0.35	(1.34)	(0.99)	(0.30)	(1.02)	(1.32)	19.32	(5.09)		191,203	1.02		1.02		1.63		44
Year ended 02/28/17	21.76	0.37	2.96	3.33	(0.47)	(2.99)	(3.46)	21.63	15.98		201,330	0.99		0.99		1.56		52
Investor Class
Year ended 02/28/21	20.65	0.18	(0.89)	(0.71)	(0.28)	(1.05)	(1.33)	18.61	(2.53	)(e)	27,546	1.23	(d)(e)	1.23	(d)(e)	1.03	(d)(e)	156
Year ended 02/29/20	20.89	0.30	1.42	1.72	(0.35)	(1.61)	(1.96)	20.65	8.06	(e)	37,537	1.22	(e)	1.22	(e)	1.34	(e)	59
Year ended 02/28/19	19.27	0.32	2.70	3.02	(0.28)	(1.12)	(1.40)	20.89	16.05	(e)	32,447	1.23	(e)	1.23	(e)	1.58	(e)	47
Year ended 02/28/18	21.58	0.30	(1.34)	(1.04)	(0.25)	(1.02)	(1.27)	19.27	(5.33	)(e)	32,868	1.23	(e)	1.23	(e)	1.42	(e)	44
Year ended 02/28/17	21.71	0.31	2.96	3.27	(0.41)	(2.99)	(3.40)	21.58	15.73	(e)	41,961	1.23	(e)	1.23	(e)	1.32	(e)	52
Class R5
Year ended 02/28/21	20.71	0.25	(0.91)	(0.66)	(0.34)	(1.05)	(1.39)	18.66	(2.22)		247,114	0.87	(d)	0.87	(d)	1.39	(d)	156
Year ended 02/29/20	20.94	0.38	1.43	1.81	(0.43)	(1.61)	(2.04)	20.71	8.47		268,267	0.87		0.87		1.69		59
Year ended 02/28/19	19.32	0.40	2.69	3.09	(0.35)	(1.12)	(1.47)	20.94	16.41		258,447	0.88		0.88		1.93		47
Year ended 02/28/18	21.63	0.38	(1.34)	(0.96)	(0.33)	(1.02)	(1.35)	19.32	(4.96)		258,599	0.89		0.89		1.76		44
Year ended 02/28/17	21.76	0.39	2.96	3.35	(0.49)	(2.99)	(3.48)	21.63	16.12		345,558	0.89		0.89		1.66		52
Class R6
Year ended 02/28/21	20.71	0.26	(0.90)	(0.64)	(0.36)	(1.05)	(1.41)	18.66	(2.13)		318,936	0.79	(d)	0.79	(d)	1.47	(d)	156
Year ended 02/29/20	20.93	0.40	1.44	1.84	(0.45)	(1.61)	(2.06)	20.71	8.60		202,467	0.79		0.79		1.77		59
Year ended 02/28/19	19.31	0.41	2.70	3.11	(0.37)	(1.12)	(1.49)	20.93	16.52		160,145	0.80		0.80		2.01		47
Year ended 02/28/18	21.63	0.40	(1.35)	(0.95)	(0.35)	(1.02)	(1.37)	19.31	(4.93)		100,866	0.80		0.80		1.85		44
Year ended 02/28/17	21.75	0.41	2.97	3.38	(0.51)	(2.99)	(3.50)	21.63	16.28		111,069	0.80		0.80		1.75		52

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended February 28, 2021, the portfolio turnover calculation excludes the value of securities purchased of $630,639,314 and sold of $40,029,958 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Oppenheimer Real Estate Fund into the Fund.

(d)

Ratios are based on average daily net assets (000’s omitted) of $788,735, $46,354, $100,577, $248,690, $28,437, $234,836 and $316,658 for Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares, respectively.

(e)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.20%, 0.24%, 0.21%, 0.21% and 0.24% for the years ended February 28, 2021, February 29, 2020, February 28, 2019, February 28, 2018 and February 28, 2017, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                    Invesco Real Estate Fund

Notes to Financial Statements

February 28, 2021

NOTE 1–Significant Accounting Policies

Invesco Real Estate Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is total return through growth of capital and current income.

The Fund currently consists of seven different classes of shares: Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6. Class Y and Investor Class shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Investor Class, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares. Effective November 30, 2020, the automatic conversion pursuant to the Conversion Feature changed from ten years to eight years. The first conversion of Class C shares to Class A shares occurred at the end of December 2020 for all Class C shares that were held for more than eight years as of November 30, 2020.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from

13                    Invesco Real Estate Fund

settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.

Forward Foreign Currency Contracts - The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement

14                    Invesco Real Estate Fund

based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.

Other Risks - The Fund’s investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund’s investments may tend to rise and fall more rapidly.

Because the Fund concentrates its assets in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments.

Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent, and subject to sudden change. Other risks of investing in emerging markets securities may include additional transaction costs, delays in settlement procedures, and lack of timely information.

Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.750%
Next $250 million	0.740%
Next $500 million	0.730%
Next $1.5 billion	0.720%
Next $2.5 billion	0.710%
Next $2.5 billion	0.700%
Next $2.5 billion	0.690%
Over $10 billion	0.680%

For the year ended February 28, 2021, the effective advisory fee rate incurred by the Fund was 0.73%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through May 31, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares to 1.34%, 2.09%, 1.59%, 1.09%, 1.34%, 0.97% and 0.92% respectively, of the Fund’s average daily net assets (the “expense limits”). Effective June 1, 2021, through at least June 30, 2021, the Adviser has contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75%, 2.00%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limit.

The Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended February 28, 2021, the Adviser waived advisory fees of $16,723.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C, Class R and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s

15                    Invesco Real Estate Fund

average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The Fund, pursuant to the Investor Class Plan, reimburses IDI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended February 28, 2021, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2021, IDI advised the Fund that IDI retained $62,959 in front-end sales commissions from the sale of Class A shares and $2,696 and $2,225 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -   Prices are determined using quoted prices in an active market for identical assets.

Level 2 -   Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 -   Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 28, 2021. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$1,787,448,578	$-	$280,537	$1,787,729,115
Money Market Funds	14,456,565	-	-	14,456,565
Total Investments	$1,801,905,143	$-	$280,537	$1,802,185,680

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2021, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $5,694.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2021 and February 29, 2020:

	2021	2020
Ordinary income*	$28,474,597	$39,459,554
Long-term capital gain	71,092,830	90,751,343
Total distributions	$99,567,427	$130,210,897

*	Includes short-term capital gain distributions, if any.

16                    Invesco Real Estate Fund

Tax Components of Net Assets at Period-End:

2021

Net unrealized appreciation - investments	$358,426,743

Temporary book/tax differences	(325,279)

Capital loss carryforward	(57,754,864)

Shares of beneficial interest	1,496,426,165

Total net assets	$1,796,772,765

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and partnerships.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 28, 2021, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$57,754,864	$-	$57,754,864

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2021 was $2,270,994,666 and $2,519,104,002, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$367,837,149

Aggregate unrealized (depreciation) of investments	(9,410,406)

Net unrealized appreciation of investments	$358,426,743

Cost of investments for tax purposes is $1,443,758,937.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of real estate investment trust distributions, on February 28, 2021, undistributed net investment income was increased by $5,681,622, undistributed net realized gain (loss) was decreased by $365,610 and shares of beneficial interest was decreased by $5,316,012. Further, as a result of tax deferrals acquired in the reorganization of Invesco Oppenheimer Real Estate Fund into the Fund, undistributed net investment income was increased by $341,219, undistributed net realized gain (loss) was decreased by $9,351,043 and shares of beneficial interest was increased by $9,009,824. These reclassifications had no effect on the net assets of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Year ended		Year ended
	February 28, 2021(a)		February 29, 2020
	Shares	Amount	Shares	Amount

Sold:
Class A	7,132,556	$126,165,784	4,184,405	$94,583,732

Class C	345,281	6,138,107	321,511	7,167,575

Class R	786,892	13,901,916	586,165	13,268,701

Class Y	5,073,488	89,768,751	3,147,958	70,191,718

Investor Class	182,728	3,236,680	422,712	9,346,776

Class R5	3,854,748	68,248,825	3,397,673	76,641,504

Class R6	5,151,156	90,476,088	4,564,112	103,313,563

Issued as reinvestment of dividends:
Class A	2,438,552	40,639,632	2,537,733	54,142,757

Class C	95,609	1,581,329	106,556	2,251,419

Class R	246,385	4,127,368	267,268	5,707,041

Class Y	616,551	10,289,152	603,160	12,860,778

Investor Class	124,462	2,055,082	153,236	3,258,842

Class R5	1,063,534	17,633,674	1,174,200	25,070,905

Class R6	975,532	16,324,034	813,623	17,365,275

17                    Invesco Real Estate Fund

	Summary of Share Activity

	Year ended		Year ended
	February 28, 2021(a)		February 29, 2020
	Shares	Amount	Shares	Amount

Automatic conversion of Class C shares to Class A shares:
Class A	818,497	$14,428,058	390,499	$8,967,960

Class C	(823,871)	(14,428,058)	(392,920)	(8,967,960)

Issued in connection with acquisitions:(b)
Class A	17,572,308	293,751,283	-	-

Class C	2,249,756	37,367,211	-	-

Class R	3,800,712	63,660,703	-	-

Class Y	5,359,726	89,531,346	-	-

Class R5	480	8,007	-	-

Class R6	13,725,949	229,101,643	-	-

Reacquired:
Class A	(15,160,713)	(268,129,477)	(8,417,407)	(188,668,745)

Class C	(1,133,668)	(19,711,241)	(528,815)	(11,674,236)

Class R	(2,211,851)	(38,937,063)	(1,208,801)	(27,252,413)

Class Y	(7,185,142)	(126,259,812)	(2,880,174)	(64,505,148)

Investor Class	(644,393)	(10,601,900)	(311,921)	(6,968,111)

Class R5	(4,631,084)	(82,190,406)	(3,962,056)	(89,590,798)

Class R6	(12,534,667)	(218,941,705)	(3,249,980)	(74,347,699)

Net increase in share activity	27,289,513	$439,235,011	1,718,737	$32,163,436

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 16% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)

After the close of business on April 17, 2020, the Fund acquired all the net assets of Invesco Oppenheimer Real Estate Fund (the “Target Fund”) pursuant to a plan of reorganization approved by the Board of Trustees of the Fund on February 14, 2020. The reorganization was executed in order to reduce overlap and increase efficiencies in the Adviser’s product line. The acquisition was accomplished by a tax-free exchange of 42,708,931 shares of the Fund for 34,206,907 shares outstanding of the Target Fund as of the close of business on April 17, 2020. Shares of the Target Fund were exchanged for the like class of shares of the Fund, based on the relative net asset value of the Target Fund to the net asset value of the Fund on the close of business, April 17, 2020. The Target Fund’s net assets as of the close of business on April 17, 2020 of $713,420,193, including $37,161,369 of unrealized appreciation, were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $1,201,814,189 and $1,915,234,382 immediately after the acquisition.

The pro forma results of operations for the year ended February 28, 2021 assuming the reorganization had been completed on March 1, 2020, the beginning of the annual reporting period are as follows:

Net investment income	$23,400,431

Net realized/unrealized gains (losses)	(127,280,092)

Change in net assets resulting from operations	$(103,879,661)

As the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that has been included in the Fund’s Statement of Operations since April 18, 2020.

NOTE 11–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

18                    Invesco Real Estate Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities Funds (Invesco Investment Securities Funds) and Shareholders of Invesco Real Estate Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Real Estate Fund (one of the funds constituting AIM Investment Securities Funds (Invesco Investment Securities Funds), referred to hereafter as the “Fund”) as of February 28, 2021, the related statement of operations for the year ended February 28, 2021, the statement of changes in net assets for each of the two years in the period ended February 28, 2021, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2021 and the financial highlights for each of the five years in the period ended February 28, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Houston, Texas
April 28, 2021

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

19                    Invesco Real Estate Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2020 through February 28, 2021.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
	Beginning Account Value (09/01/20)	Ending Account Value (02/28/21)[1]	Expenses Paid During Period[2]	Ending Account Value (02/28/21)	Expenses Paid During Period[2]
Class A	$1,000.00	$1,000.00	$6.64	$1,018.15	$6.71	1.34%
Class C	1,000.00	1,000.00	10.46	1,014.33	10.54	2.11
Class R	1,000.00	1,000.00	7.88	1,016.91	7.95	1.59
Class Y	1,000.00	1,000.00	5.41	1,019.39	5.46	1.09
Investor Class	1,000.00	1,000.00	6.79	1,018.00	6.85	1.37
Class R5	1,000.00	1,000.00	4.31	1,020.48	4.36	0.87
Class R6	1,000.00	1,000.00	3.92	1,020.88	3.96	0.79

[1]

The actual ending account value is based on the actual total return of the Fund for the period September 1, 2020 through February 28, 2021, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

20                    Invesco Real Estate Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2021:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$71,092,830
Qualified Dividend Income*	1.28%
Qualified Business Income*	73.32%
Corporate Dividends Received Deduction*	0.00%
Business Interest Income*	0.00%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

21                    Invesco Real Estate Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			191	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1                    Invesco Real Estate Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson – 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	191	enaible, Inc. (artificial intelligence technology); Director, ISO New England, Inc. (non-profit organization managing regional electricity market)
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	191	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields – 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	191	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	191	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization); Eisenhower Foundation (non-profit)
Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	191	Insperity, Inc. (formerly known as Administaff) (human resources provider)

T-2                    Invesco Real Estate Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds

			191	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	191	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis – 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	191	None
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			191	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	191	Elucida Oncology (nanotechnology & medical particles company);

T-3                    Invesco Real Estate Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Ann Barnett Stern – 1957 Trustee	2017	President, Chief Executive Officer and Board member of Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest and Andrews and Kurth	191	Director and Audit Committee member of Federal Reserve Bank of Dallas; Trustee and Board Chair of Good Reason Houston (nonprofit); Trustee, Vice Chair, Chair of Nomination/Governance Committee, Chair of Personnel Committee of Holdsworth Center (nonprofit); Trustee and Investment Committee member of University of Texas Law School Foundation (nonprofit); Board Member of Greater Houston Partnership
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	191	None
Daniel S. Vandivort –1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	191	None
James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	191	Board member and Chariman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

T-4                    Invesco Real Estate Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC ; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A

T-5                    Invesco Real Estate Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

Formerly: Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

T-6                    Invesco Real Estate Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; and Chairman and Director, INVESCO Realty, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-7                    Invesco Real Estate Fund

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Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each fiscal year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05686 and 033-39519	Invesco Distributors, Inc.	REA-AR-1

Annual Report to Shareholders	February 28, 2021

Invesco Short Duration Inflation Protected Fund

Nasdaq: A: LMTAX ⬛ A2: SHTIX ⬛ Y: LMTYX ⬛ R5: ALMIX ⬛ R6: SDPSX

Management’s Discussion of Fund Performance

Performance summary

For the year ended February 28, 2021, Class A shares of Invesco Short Duration Inflation Protected Fund (the Fund), at net asset value (NAV), underperformed the ICE BofAML 1-5 Year US Inflation-Linked Treasury Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.
Fund vs. Indexes

Total returns, 2/29/20 to 2/28/21, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	4.76%

Class A2 Shares	4.86

Class Y Shares	5.02

Class R5 Shares	4.92

Class R6 Shares	5.05

ICE BofAML 1-5 Year US Inflation-Linked Treasury Index▼ (Broad Market/Style- Specific Index)	5.03

Lipper Inflation Protected Bond Funds Index∎ (Peer Group Index)	6.33

Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

Fixed income markets began the year buoyed by positive economic data and the signing of the phase one US-China trade deal. However, initial optimism was dampened by the outbreak of the new coronavirus (COVID-19) that swiftly spread from China to other global regions. Global markets fell sharply as the human and economic cost of the COVID-19 pandemic mounted. As fear of a worldwide recession increased, the US Federal Reserve (the Fed) took aggressive action to support both the domestic and global economy by slashing rates to a range of 0.00% to 0.25%.1 The unemployment rate reached a peak of 14.7%2 while real gross domestic product (GDP) decreased at an annual rate of 31.4%3 in the second quarter of 2020.

Many economies received fiscal stimulus and very significant monetary stimulus due to the impact of COVID-19. The massive monetary policy response created an environment in which investors embraced risk, and stocks rose globally after a deep rout in the first half of the year. Consequently, some countries were able to achieve some success in controlling the spread and were able to slowly reopen their economies in the third quarter. With a vaccine in sight for the end of 2020 and early 2021 the broader bond market, both developed and emerging, ended the year in positive territory.

During this time, annual inflation, as measured by the Consumer Price Index (CPI), declined to a low of 0.1% in May 2020.2 However, the CPI subsequently increased steadily and ended the year at 1.7%.2 This increase was partly attributed to higher energy prices towards the end of the year.

Shorter-term US Treasury inflation-protected securities (TIPS) posted positive returns for the year as the ICE BofAML 1–5 Year US Inflation-Linked Treasury Index

returned 5.03%. Considerably lower yields across maturities were the primary driver of positive returns. The average yield on the style-specific index decreased 167 basis points and ended the year at -2.01% as TIPS prices increased in 2020 against a backdrop of lower interest rates.4

Shorter-term TIPS outperformed their nominal US Treasury counterparts on a maturity-matched basis as yields on nominal US Treasuries fell less than real yields for TIPS during the year.5 The difference between yields on a maturity-matched basis and nominal yields on US Treasuries and TIPS is a measure of inflation expectations, also known as break-even inflation (the amount of inflation needed for TIPS to break even with nominal Treasuries).

We seek to replicate the risk and return characteristics of the Fund’s broad market/ style-specific index, the ICE BofAML 1–5 Year US Inflation-Linked Treasury Index, by generally investing in the component securities of the index in their respective weightings. For the year, the Fund generated positive returns and underperformed its broad market/style-specific benchmark. The Fund’s performance will typically lag its index due to fees.

We wish to remind you that the Fund is subject to real interest rate risk, meaning the values of inflation-indexed securities generally fluctuate in response to changes in real interest rates. However, the Fund invests in shorter-duration inflation-indexed securities, which tend to have less real interest rate risk. Inflation-indexed securities typically provide principal and interest payments that are adjusted over time to reflect a rise (inflation) or a drop (deflation) in the general price level for goods and services. However, at maturity, the value of TIPS cannot fall below its par value. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of inflation-indexed securities. Conversely, if inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of inflation-indexed securities. The Fund’s income from its investments in inflation-indexed securities is likely to fluctuate considerably more than the income distributions of its investments in more traditional fixed-income securities.

We are monitoring real interest rates, and the market, as well as economic and geopolitical factors that may impact the direction, speed and magnitude of changes to real interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If real interest rates rise, inflation-indexed security markets may experience increased volatility, which may affect the value and/or liquidity of the Fund’s investments.

Thank you for investing in Invesco Short Duration Inflation Protected Fund and for sharing our long-term investment horizon.

1 Source: US Federal Reserve

2 Source: US Bureau of Labor Statistics

3 Source: US Bureau of Economic Analysis

4 Source: Bloomberg L.P.

5 Source: US Department of the Treasury

Portfolio manager(s):

Robert Young

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

2                     Invesco Short Duration Inflation Protected Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment — Oldest Share Class(es)

Fund and index data from 2/28/11

1 Source: Lipper Inc.

2 Source: RIMES Technologies Corp.

*	The Fund’s oldest share class (Class R5) does not have a sales charge. Therefore, the second-oldest share class, which has a sales charge (Class A2), is also included in the chart.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

3                     Invesco Short Duration Inflation Protected Fund

Average Annual Total Returns
As of 2/28/21, including maximum applicable sales charges

Class A Shares
Inception (10/31/02)	1.55%
10 Years	1.02
5 Years	1.81
1 Year	2.12

Class A2 Shares
Inception (12/15/87)	3.75%
10 Years	1.24
5 Years	2.24
1 Year	3.77

Class Y Shares
Inception (10/3/08)	1.42%
10 Years	1.44
5 Years	2.61
1 Year	5.02

Class R5 Shares
Inception (7/13/87)	3.99%
10 Years	1.44
5 Years	2.59
1 Year	4.92

Class R6 Shares
10 Years	1.43%
5 Years	2.64
1 Year	5.05

Class R6 shares incepted on December 31, 2015. Performance shown prior to that date is that of Class A2 shares at net asset value and includes the 12b-1 fees applicable to Class A2 shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 2.50% sales charge. Class A2 share performance reflects the maximum 1.00% sales charge. Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

4                     Invesco Short Duration Inflation Protected Fund

Supplemental Information

Invesco Short Duration Inflation Protected Fund’s investment objective is to provide protection from the negative effects of unanticipated inflation.

∎	Unless otherwise stated, information presented in this report is as of February 28, 2021, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The ICE BofAML 1-5 Year US Inflation-Linked Treasury Index is composed of US Treasury Inflation-Protected Securities with maturities between one and five years.
∎	The Lipper Inflation Protected Bond Funds Index is an unmanaged index considered representative of inflation protected bond funds tracked by Lipper.
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

5                     Invesco Short Duration Inflation Protected Fund

Fund Information

Portfolio Composition

By U.S. Treasury Securities

	Coupon	% of Total
Maturity Date	Rate	Net Assets
4/15/2022	0.13%	6.76%
7/15/2022	0.13	6.70
1/15/2023	0.13	6.71
4/15/2023	0.62	7.28
7/15/2023	0.37	6.79
1/15/2024	0.62	6.85
4/15/2024	0.50	4.99
7/15/2024	0.13	6.73
10/15/2024	0.13	5.32
1/15/2025	2.37	6.26
1/15/2025	0.25	6.78
4/15/2025	0.13	5.35
7/15/2025	0.37	6.91
10/15/2025	0.13	5.22
1/15/2026	0.62	7.19
1/15/2026	2.00	4.30
Money Market Funds Plus Other Assets Less Liabilities		(0.14)

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of February 28, 2021.

6                     Invesco Short Duration Inflation Protected Fund

Schedule of Investments

February 28, 2021

	Interest Rate	Maturity Date	Principal Amount (000)	Value

U.S. Treasury Securities-100.14%
U.S. Treasury Inflation – Indexed Notes–100.14%(a)
U.S. Treasury Inflation - Indexed Notes	0.13%	04/15/2022	$34,254	$35,221,733

U.S. Treasury Inflation - Indexed Notes	0.13%	07/15/2022	33,565	34,897,681

U.S. Treasury Inflation - Indexed Notes	0.13%	01/15/2023	33,379	34,941,079

U.S. Treasury Inflation - Indexed Notes	0.62%	04/15/2023	35,682	37,901,384

U.S. Treasury Inflation - Indexed Notes	0.37%	07/15/2023	33,111	35,392,712

U.S. Treasury Inflation - Indexed Notes	0.62%	01/15/2024	32,954	35,662,399

U.S. Treasury Inflation - Indexed Notes	0.50%	04/15/2024	24,022	25,977,317

U.S. Treasury Inflation - Indexed Notes	0.13%	07/15/2024	32,458	35,056,065

U.S. Treasury Inflation - Indexed Notes	0.13%	10/15/2024	25,662	27,730,912

U.S. Treasury Inflation - Indexed Notes	2.37%	01/15/2025	27,822	32,609,524

U.S. Treasury Inflation - Indexed Notes	0.25%	01/15/2025	32,530	35,320,651

U.S. Treasury Inflation - Indexed Notes	0.13%	04/15/2025	25,771	27,884,420

U.S. Treasury Inflation - Indexed Notes	0.37%	07/15/2025	32,648	35,986,312

U.S. Treasury Inflation - Indexed Notes	0.13%	10/15/2025	24,909	27,195,229

U.S. Treasury Inflation - Indexed Notes	0.62%	01/15/2026	33,543	37,435,772

U.S. Treasury Inflation - Indexed Notes	2.00%	01/15/2026	18,911	22,428,607

Total U.S. Treasury Securities (Cost $496,643,051)				521,641,797

			Shares

Money Market Funds–0.11%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(b)(c)			198,866	198,866

Invesco Liquid Assets Portfolio, Institutional Class, 0.02%(b)(c)			141,954	142,011

Invesco Treasury Portfolio, Institutional Class, 0.01%(b)(c)			227,275	227,275

Total Money Market Funds (Cost $568,152)				568,152

TOTAL INVESTMENTS IN SECURITIES–100.25% (Cost $497,211,203)				522,209,949

OTHER ASSETS LESS LIABILITIES–(0.25)%				(1,316,615)

NET ASSETS–100.00%				$520,893,334

Notes to Schedule of Investments:

(a)	Principal amount of security and interest payments are adjusted for inflation. See Note 1H.
(b)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended February 28, 2021.

				Change in
	Value	Purchases	Proceeds	Unrealized	Realized	Value
	February 29, 2020	at Cost	from Sales	Appreciation	Gain	February 28, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$26,102,722	$(25,903,856)	$-	$-	$198,866	$102
Invesco Liquid Assets Portfolio, Institutional Class	-	18,838,748	(18,696,741)	-	4	142,011	371
Invesco Treasury Portfolio, Institutional Class	-	29,831,682	(29,604,407)	-	-	227,275	80
Total	$-	$74,773,152	$(74,205,004)	$-	$4	$568,152	$553

(c)	The rate shown is the 7-day SEC standardized yield as of February 28, 2021.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7                     Invesco Short Duration Inflation Protected Fund

Statement of Assets and Liabilities

February 28, 2021

Assets:
Investments in securities, at value (Cost $ 496,643,051)	$521,641,797

Investments in affiliated money market funds, at value (Cost $ 568,152)	568,152

Receivable for:
Fund shares sold	4,163,687

Dividends	7

Interest	418,203

Investment for trustee deferred compensation and retirement plans	98,345

Other assets	38,722

Total assets	526,928,913

Liabilities:
Payable for:
Investments purchased	555,447

Fund shares reacquired	5,103,713

Amount due custodian	13,791

Accrued fees to affiliates	134,379

Accrued trustees’ and officers’ fees and benefits	2,858

Accrued other operating expenses	116,230

Trustee deferred compensation and retirement plans	109,161

Total liabilities	6,035,579

Net assets applicable to shares outstanding	$520,893,334

Net assets consist of:
Shares of beneficial interest	$516,386,107

Distributable earnings	4,507,227

$520,893,334

Net Assets:
Class A	$76,072,518

Class A2	$15,617,878

Class Y	$33,512,256

Class R5	$4,639,570

Class R6	$391,051,112

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	7,027,936

Class A2	1,441,243

Class Y	3,091,606

Class R5	428,215

Class R6	36,086,280

Class A:
Net asset value per share	$10.82

Maximum offering price per share (Net asset value of $10.82 ÷ 97.50%)	$11.10

Class A2:
Net asset value per share	$10.84

Maximum offering price per share (Net asset value of $10.84 ÷ 99.00%)	$10.95

Class Y:
Net asset value and offering price per share	$10.84

Class R5:
Net asset value and offering price per share	$10.83

Class R6:
Net asset value and offering price per share	$10.84

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                     Invesco Short Duration Inflation Protected Fund

Statement of Operations

For the year ended February 28, 2021

Investment income:
Treasury Inflation-Protected Securities inflation adjustments	$6,346,050

Interest	874,713

Dividends from affiliated money market funds	553

Total investment income	7,221,316

Expenses:
Advisory fees	1,013,049

Administrative services fees	73,367

Custodian fees	8,634

Distribution fees:
Class A	132,650

Class A2	24,170

Transfer agent fees - A, A2, and Y	151,148

Transfer agent fees - R5	2,779

Transfer agent fees - R6	4,950

Trustees’ and officers’ fees and benefits	29,351

Registration and filing fees	67,958

Licensing fees	88,701

Reports to shareholders	27,505

Professional services fees	40,839

Other	17,750

Total expenses	1,682,851

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(124,640)

Net expenses	1,558,211

Net investment income	5,663,105

Realized and unrealized gain from:
Net realized gain from:
Unaffiliated investment securities	2,945,451

Affiliated investment securities	4

2,945,455

Change in net unrealized appreciation of unaffiliated investment securities	15,217,413

Net realized and unrealized gain	18,162,868

Net increase in net assets resulting from operations	$23,825,973

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                     Invesco Short Duration Inflation Protected Fund

Statement of Changes in Net Assets

For the years ended February 28, 2021 and February 29, 2020

	2021	2020

Operations:
Net investment income	$5,663,105	$13,714,708

Net realized gain (loss)	2,945,455	(4,699,221)

Change in net unrealized appreciation	15,217,413	18,466,453

Net increase in net assets resulting from operations	23,825,973	27,481,940

Distributions to shareholders from distributable earnings:
Class A	(409,031)	(716,900)

Class A2	(148,205)	(284,986)

Class Y	(272,300)	(217,029)

Class R5	(34,247)	(50,696)

Class R6	(4,537,247)	(9,505,471)

Total distributions from distributable earnings	(5,401,030)	(10,775,082)

Return of capital:
Class A	(67,487)	(127,457)

Class A2	(24,453)	(50,667)

Class Y	(44,927)	(38,586)

Class R5	(5,650)	(9,013)

Class R6	(748,615)	(1,689,975)

Total return of capital	(891,132)	(1,915,698)

Total distributions	(6,292,162)	(12,690,780)

Share transactions–net:
Class A	28,775,283	(2,181,523)

Class A2	(1,609,294)	(1,059,533)

Class Y	14,674,746	7,695,748

Class R5	2,140,187	(709,349)

Class R6	(89,951,791)	(170,261,367)

Net increase (decrease) in net assets resulting from share transactions	(45,970,869)	(166,516,024)

Net increase (decrease) in net assets	(28,437,058)	(151,724,864)

Net assets:
Beginning of year	549,330,392	701,055,256

End of year	$520,893,334	$549,330,392

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                     Invesco Short Duration Inflation Protected Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Return of capital	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Year ended 02/28/21	$10.43	$0.09	$0.40	$0.49	$(0.09)	$(0.01)	$(0.10)	$10.82	4.76%	$76,073	0.55	%(d)	0.67	%(d)	0.87	%(d)	49%
Year ended 02/29/20	10.16	0.22	0.24	0.46	(0.16)	(0.03)	(0.19)	10.43	4.61	45,383	0.55		0.66		2.17		45
Year ended 02/28/19	10.29	0.20	(0.08)	0.12	(0.25)	–	(0.25)	10.16	1.23	46,384	0.55		0.67		1.97		37
Year ended 02/28/18	10.58	0.20	(0.29)	(0.09)	(0.20)	–	(0.20)	10.29	(0.86)	45,609	0.55		0.65		2.02		48
Year ended 02/28/17	10.50	0.13	0.08	0.21	(0.12)	(0.01)	(0.13)	10.58	2.04	39,978	0.55		0.70		1.18		41
Class A2
Year ended 02/28/21	10.45	0.10	0.40	0.50	(0.09)	(0.02)	(0.11)	10.84	4.86	15,618	0.45	(d)	0.57	(d)	0.97	(d)	49
Year ended 02/29/20	10.17	0.23	0.25	0.48	(0.17)	(0.03)	(0.20)	10.45	4.81	16,641	0.45		0.56		2.27		45
Year ended 02/28/19	10.30	0.21	(0.08)	0.13	(0.26)	–	(0.26)	10.17	1.33	17,255	0.45		0.57		2.07		37
Year ended 02/28/18	10.59	0.22	(0.30)	(0.08)	(0.21)	–	(0.21)	10.30	(0.76)	19,826	0.45		0.55		2.12		48
Year ended 02/28/17	10.51	0.13	0.09	0.22	(0.13)	(0.01)	(0.14)	10.59	2.14	22,234	0.45		0.60		1.28		41
Class Y
Year ended 02/28/21	10.45	0.12	0.40	0.52	(0.11)	(0.02)	(0.13)	10.84	5.02	33,512	0.30	(d)	0.42	(d)	1.12	(d)	49
Year ended 02/29/20	10.18	0.25	0.24	0.49	(0.19)	(0.03)	(0.22)	10.45	4.86	17,906	0.30		0.41		2.42		45
Year ended 02/28/19	10.31	0.23	(0.08)	0.15	(0.28)	–	(0.28)	10.18	1.48	9,843	0.30		0.42		2.22		37
Year ended 02/28/18	10.59	0.24	(0.29)	(0.05)	(0.23)	–	(0.23)	10.31	(0.51)	12,778	0.30		0.40		2.27		48
Year ended 02/28/17	10.51	0.15	0.09	0.24	(0.14)	(0.02)	(0.16)	10.59	2.30	9,656	0.30		0.45		1.43		41
Class R5
Year ended 02/28/21	10.44	0.12	0.40	0.52	(0.11)	(0.02)	(0.13)	10.83	5.02	4,640	0.30	(d)	0.34	(d)	1.12	(d)	49
Year ended 02/29/20	10.18	0.25	0.23	0.48	(0.19)	(0.03)	(0.22)	10.44	4.81	2,340	0.29		0.29		2.43		45
Year ended 02/28/19	10.31	0.23	(0.08)	0.15	(0.28)	–	(0.28)	10.18	1.50	2,976	0.28		0.28		2.24		37
Year ended 02/28/18	10.59	0.24	(0.29)	(0.05)	(0.23)	–	(0.23)	10.31	(0.50)	723	0.29		0.29		2.28		48
Year ended 02/28/17	10.52	0.15	0.08	0.23	(0.14)	(0.02)	(0.16)	10.59	2.21	783	0.30		0.32		1.43		41
Class R6
Year ended 02/28/21	10.45	0.12	0.40	0.52	(0.11)	(0.02)	(0.13)	10.84	5.05	391,051	0.27	(d)	0.27	(d)	1.15	(d)	49
Year ended 02/29/20	10.18	0.25	0.24	0.49	(0.19)	(0.03)	(0.22)	10.45	4.92	467,061	0.26		0.26		2.46		45
Year ended 02/28/19	10.31	0.23	(0.08)	0.15	(0.28)	–	(0.28)	10.18	1.52	624,598	0.27		0.27		2.25		37
Year ended 02/28/18	10.59	0.24	(0.29)	(0.05)	(0.23)	–	(0.23)	10.31	(0.48)	709,402	0.26		0.26		2.31		48
Year ended 02/28/17	10.51	0.15	0.09	0.24	(0.14)	(0.02)	(0.16)	10.59	2.32	718,865	0.29		0.29		1.44		41

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $52,911, $16,069, $29,317, $3,715 and $405,445 for Class A, Class A2, Class Y, Class R5 and Class R6 shares, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                     Invesco Short Duration Inflation Protected Fund

Notes to Financial Statements

February 28, 2021

NOTE 1–Significant Accounting Policies

Invesco Short Duration Inflation Protected Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to provide protection from the negative effects of unanticipated inflation.

The Fund currently consists of five different classes of shares: Class A, Class A2, Class Y, Class R5 and Class R6. Class A and Class A2 shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class Y, Class R5 and Class R6 shares are sold at net asset value.

As of the close of business on October 30, 2002, Class A2 shares are closed to new investors.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and principal payments.

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements.Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Distributions - Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

E.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual

12                     Invesco Short Duration Inflation Protected Fund

results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
G.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

H.

Treasury Inflation-Protected Securities – The Fund may invest in Treasury Inflation-Protected Securities (“TIPS”). TIPS are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The principal value of TIPS will be adjusted upward or downward, and any increase or decrease in the principal amount of TIPS will be shown as Treasury Inflation-Protected Securities inflation adjustments in the Statement of Operations, even though investors do not receive their principal until maturity.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $ 500 million	0.200%

Over $500 million	0.175%

For the year ended February 28, 2021, the effective advisory fee rate incurred by the Fund was 0.20%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class A2, Class Y, Class R5 and Class R6 shares to 0.55%, 0.45%, 0.30%, 0.30% and 0.30%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

The Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended February 28, 2021, the Adviser waived advisory fees of $444 and reimbursed class level expenses of $65,079, $19,617, $37,463, $1,684 and $0 of Class A, Class A2, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class A2, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class A2 shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the average daily net assets of Class A shares and 0.15% of the Fund’s average daily net assets of Class A2 shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended February 28, 2021, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A and Class A2 shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2021, IDI advised the Fund that IDI retained $5,729 and $215 in front-end sales commissions from the sale of Class A and Class A2 shares, respectively, and $2,216 and $0 from Class A and Class A2 shares, respectively, for CDSC was imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.

13                     Invesco Short Duration Inflation Protected Fund

Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 28, 2021. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

U.S. Treasury Securities	$–	$521,641,797	$–	$521,641,797

Money Market Funds	568,152	–	–	568,152

Total Investments	$568,152	$521,641,797	$–	$522,209,949

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2021, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $353.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2021 and February 29, 2020:

	2021	2020

Ordinary income*	$5,401,030	$10,775,082

Return of capital	891,132	1,915,698

Total distributions $6,292,162		$12,690,780

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2021

Net unrealized appreciation – investments	$24,542,186

Temporary book/tax differences	(74,116)

Late-Year ordinary loss deferral	(76,781)

Capital loss carryforward	(19,884,062)

Shares of beneficial interest	516,386,107

Total net assets	$520,893,334

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to TIPS and wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

14                     Invesco Short Duration Inflation Protected Fund

The Fund has a capital loss carryforward as of February 28, 2021, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$685,892	$19,198,170	$19,884,062

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8–Investment Transactions

The aggregate amount of long-term U.S. government obligations (other than short-term securities and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2021 was $250,675,818 and $301,619,284, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$24,914,068

Aggregate unrealized (depreciation) of investments	(371,882)

Net unrealized appreciation of investments	$24,542,186

Cost of investments for tax purposes is $497,667,763.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of return of capital and TIPS, on February 28, 2021, undistributed net investment income was increased by $1,124,586, undistributed net realized gain (loss) was decreased by $233,455 and shares of beneficial interest was decreased by $891,131. This reclassification had no effect on the net assets of the Fund.

NOTE 10–Share Information

		Summary of Share Activity

	Year ended		Year ended
	February 28, 2021(a)		February 29, 2020
	Shares	Amount	Shares	Amount

Sold:
Class A	4,750,132	$50,511,609	1,706,717	$17,580,951

Class A2	25,206	266,420	15,427	158,707

Class Y	3,921,203	41,706,136	1,750,771	18,092,154

Class R5	266,930	2,798,633	49,765	510,746

Class R6	4,359,471	46,067,170	2,149,948	22,180,815

Issued as reinvestment of dividends:
Class A	38,963	403,271	72,327	742,797

Class A2	14,592	150,779	28,207	289,967

Class Y	24,209	253,461	21,461	220,733

Class R5	2,318	24,402	1,106	11,382

Class R6	511,986	5,284,702	1,089,631	11,193,032

Reacquired:
Class A	(2,110,472)	(22,139,597)	(1,993,431)	(20,505,271)

Class A2	(191,692)	(2,026,493)	(146,446)	(1,508,207)

Class Y	(2,567,460)	(27,284,851)	(1,025,733)	(10,617,139)

Class R5	(65,146)	(682,848)	(119,124)	(1,231,477)

Class R6	(13,496,433)	(141,303,663)	(19,895,701)	(203,635,214)

Net increase (decrease) in share activity	(4,516,193)	$(45,970,869)	(16,295,075)	$(166,516,024)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 79% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 11–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

15                     Invesco Short Duration Inflation Protected Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities Funds (Invesco Investment Securities Funds) and Shareholders of Invesco Short Duration Inflation Protected Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Short Duration Inflation Protected Fund (one of the funds constituting AIM Investment Securities Funds (Invesco Investment Securities Funds), referred to hereafter as the “Fund”) as of February 28, 2021, the related statement of operations for the year ended February 28, 2021, the statement of changes in net assets for each of the two years in the period ended February 28, 2021, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2021 and the financial highlights for each of the five years in the period ended February 28, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

April 28, 2021

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

16                     Invesco Short Duration Inflation Protected Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2020 through February 28, 2021.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
	(09/01/20)	(02/28/21)[1]	Period[2]	(02/28/21)	Period[2]	Ratio
Class A	$1,000.00	$1,015.70	$2.75	$1,022.07	$2.76	0.55%
Class A2	1,000.00	1,017.10	2.25	1,022.56	2.26	0.45
Class Y	1,000.00	1,017.80	1.50	1,023.31	1.51	0.30
Class R5	1,000.00	1,016.90	1.50	1,023.31	1.51	0.30
Class R6	1,000.00	1,018.00	1.35	1,023.46	1.35	0.27

[1]

The actual ending account value is based on the actual total return of the Fund for the period September 1, 2020 through February 28, 2021, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

17                     Invesco Short Duration Inflation Protected Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2021:

Federal and State Income Tax
Ordinary Income	$5,401,030
Qualified Dividend Income*	0.00%
Qualified Business Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
Business Interest Income*	100.00%
U.S. Treasury Obligations*	100.00%
*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

18                     Invesco Short Duration Inflation Protected Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			191	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1                     Invesco Short Duration Inflation Protected Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson - 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	191	enaible, Inc. (artificial intelligence technology); Director, ISO New England, Inc. (non-profit organization managing regional electricity market)
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	191	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and President and Director of Grahamtastic Connection (non- profit)
Jack M. Fields - 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	191	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	191	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization);Eisenhower Foundation (non-profit)
Eli Jones - 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	191	Insperity, Inc. (formerly known as Administaff) (human resources provider)

T-2                     Invesco Short Duration Inflation Protected Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Elizabeth Krentzman - 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	191	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	191	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis - 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	191	None
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			191	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	191	Elucida Oncology (nanotechnology & medical particles company);

T-3                     Invesco Short Duration Inflation Protected Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Ann Barnett Stern - 1957 Trustee	2017	President, Chief Executive Officer and Board member of Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest and Andrews and Kurth	191	Director and Audit Committee member of Federal Reserve Bank of Dallas; Trustee and Board Chair of Good Reason Houston (nonprofit); Trustee, Vice Chair, Chair of Nomination/Governance Committee, Chair of Personnel Committee of Holdsworth Center (nonprofit); Trustee and Investment Committee member of University of Texas Law School Foundation (nonprofit); Board Member of Greater Houston Partnership
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	191	None
Daniel S. Vandivort -1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	191	None
James D. Vaughn - 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	191	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

T-4                     Invesco Short Duration Inflation Protected Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk - 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC ; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A

T-5                     Invesco Short Duration Inflation Protected Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A
John M. Zerr - 1962 Senior Vice President	2006	Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée	N/A	N/A

Formerly: Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

T-6                     Invesco Short Duration Inflation Protected Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; and Chairman and Director, INVESCO Realty, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds);Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster - 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173 Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309 Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173 Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678 Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-7                     Invesco Short Duration Inflation Protected Fund

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∎	Fund reports and prospectuses
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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each fiscal year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05686 and 033-39519	Invesco Distributors, Inc.	SDIP-AR-1

Annual Report to Shareholders	February 28, 2021
Invesco Short Term Bond Fund
Nasdaq: A: STBAX ■ C: STBCX ■ R: STBRX ■ Y: STBYX ■ R5: ISTBX ■ R6: ISTFX

Management’s Discussion of Fund Performance

Performance summary

For the year ended February 28, 2021, Class A shares of Invesco Short Term Bond Fund (the Fund), at net asset value (NAV), outperformed the Bloomberg Barclays 1-3 Year Government/Credit Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 2/29/20 to 2/28/21, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.
Class A Shares	2.33%
Class C Shares	1.93
Class R Shares	1.98
Class Y Shares	2.50
Class R5 Shares	2.48
Class R6 Shares	2.62
Bloomberg Barclays U.S. Aggregate Bond Index▼ (Broad Market Index)	1.38
Bloomberg Barclays 1-3 Year Government/Credit Index▼ (Style-Specific Index)	1.94
Lipper Short Investment Grade Debt Funds Index■ (Peer Group Index)	3.18
Source(s): ▼RIMES Technologies Corp.; ■Lipper Inc.

Market conditions and your Fund

Fixed-income markets began the year buoyed by positive economic data and the signing of the phase one US-China trade deal. However, initial optimism was dampened by the outbreak of the new coronavirus (COVID-19) that swiftly spread from China to other global regions. Global markets fell sharply as the human and economic cost of the COVID-19 pandemic mounted. As fear of a worldwide recession increased, the US Federal Reserve (the Fed) took aggressive action to support both the domestic and global economy by slashing rates to a range of 0.00% to 0.25%.[1] The unemployment rate reached a peak of 14.7%[2] while real gross domestic product (GDP) decreased at an annual rate of 31.4%[3] in the second quarter of 2020.

Many economies received fiscal stimulus and very significant monetary stimulus due to the impact of COVID-19. The massive monetary policy response created an environment in which investors embraced risk, and stocks rose globally after a deep rout in the first half of the year. Consequently, some countries were able to achieve some success in controlling the spread and were able to slowly reopen their economies in the third quarter. With a potential vaccine in sight for the end of 2020 or early 2021 the broader bond market, both developed and emerging, ended the year in positive territory.

The 10-year US Treasury yield continued to decline at the start of the year as the Fed adopted a more dovish stance and continued geopolitical uncertainty forced investors to seek higher quality fixed income instruments. Elevated volatility levels due to the COVID-19 pandemic and ensuing global recession led to a severe “risk-off” tone in the markets driving Treasury yields even lower. The 10-year US Treasury yield ended the year 2020 at 0.93%, 99 basis points lower than at the be-

ginning of the year.[4] (A basis point is one one-hundredth of a percentage point.) US corporate markets posted gains in the fourth quarter, as positive news on COVID-19 vaccines and strong corporate earnings outweighed investor concerns about political disagreement over a fiscal stimulus package and sharply rising coronavirus infections nationwide. Cyclical sectors like energy and financials led the way, while real estate and consumer staples lagged. While the US economy rebounded significantly since the pandemic began, the recovery appeared to slow in the fourth quarter with estimates for employment gains and GDP growth down from the third quarter. However, bonds were buoyed by the Fed’s pledge to maintain its accommodative stance and asset purchases, “until substantial further progress has been made” toward employment and inflation targets.

In the first quarter of 2021, rising 10-year US Treasury yields increased significantly to 1.6%,[4] its highest level since February 2020, reflecting higher inflation expectations. Consequently, yields have fallen further into negative territory as the Fed remains in its accommodative policy. As vaccine rollouts become more widespread and accessible across the country, along with another fiscal stimulus package, we expect to see an economic rebound later in the year.

The Fund, at NAV, generated positive absolute returns for the year and outperformed its style-specific benchmark, the Bloomberg Barclays 1-3 Year Government/Credit Index.

The Fund’s overweight allocation to and security selection in the investment-grade corporate credit sector was the primary impactor of Fund performance relative to the style-specific benchmark during the year as previously investment-grade rated issuers were downgraded to high-yield and subsequently rallied. Consequently, out-of-index exposure to high-yield credit securities boosted relative performance. In particular, overweight allocation to and security selection in the high-yield independent, technology, media and telecom, and financial institutions sectors contributed the most to the Fund’s relative performance.

Our overall duration positioning during the year detracted slightly from Fund performance. The Fund’s cash position detracted from relative performance due to trading friction and higher-than-usual bids/offers.

During the year, we used several strategies in seeking to manage overall risk in the Fund and manage liquidity needs. Throughout the year, approximately 20% of the portfolio, on average, had a final maturity of less than one year; this provided sufficient liquidity and an important buffer against credit market volatility. The Fund did not use any credit derivatives during the year.

The Fund may use active duration and yield curve positioning for risk management and for generating alpha versus its style-specific benchmark. (Alpha is a measure of performance on a risk-adjusted basis.) Duration measures a portfolio’s price sensitivity to interest rate changes, with a shorter duration portfolio tending to be less sensitive to these changes. Duration of the portfolio was maintained near the style-specific benchmark, on average, and the timing of changes and the degree of variance from the Fund’s style-specific benchmark during the year had a minimal impact on relative Fund returns. Yield curve positioning, obtained by overweight exposure to longer maturities and underweight exposure to shorter-term maturities, benefited the Fund during the year. Buying and selling US Treasury futures was an important tool used for the management of interest rate risk and to maintain our targeted portfolio duration.

Please note that our strategy may be implemented using derivative instruments, including futures, forward foreign currency contracts, swaps and options. Therefore, a portion of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain or hedge exposure to certain risks. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed-income securities tends to fall. The risk may be greater in the current market environment because interest rates are near historic lows. The degree to which the value of fixed-income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics, such as price, maturity, duration and coupon

2	Invesco Short Term Bond Fund

and market forces, such as supply and demand for similar securities. We are monitoring interest rates and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Thank you for investing in Invesco Short Term Bond Fund and for sharing our long-term investment horizon

1 Source: US Federal Reserve

2 Source: US Bureau of Labor Statistics

3 Source: US Bureau of Economic Analysis

4 Source: US Department of the Treasury

Portfolio manager(s):

Matthew Brill

Chuck Burge

Michael Hyman

Todd Schomberg

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco Short Term Bond Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment - Oldest Share Class(es)

Fund and index data from 2/28/11

1	Source: RIMES Technologies Corp.
2	Source: Lipper Inc.
*	The Fund’s oldest share class (Class C) does not have a sales charge. Therefore, the second oldest share class with a sales charge (Class A), is also included in the chart.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Short Term Bond Fund

Average Annual Total Returns
As of 2/28/21, including maximum applicable sales charges
Class A Shares
Inception (4/30/04)	1.99%
10 Years	1.83
5 Years	2.22
1 Year	-0.21
Class C Shares
Inception (8/30/02)	2.10%
10 Years	1.82
5 Years	2.38
1 Year	1.93
Class R Shares
Inception (4/30/04)	1.85%
10 Years	1.75
5 Years	2.39
1 Year	1.98
Class Y Shares
Inception (10/3/08)	2.49%
10 Years	2.25
5 Years	2.88
1 Year	2.50
Class R5 Shares
Inception (4/30/04)	2.39%
10 Years	2.30
5 Years	2.96
1 Year	2.48
Class R6 Shares
10 Years	2.27%
5 Years	3.02
1 Year	2.62

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class C shares and includes the 12b-1 fees applicable to Class C shares.

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Class A share performance reflects the maximum 2.50% sales charge. Class C, Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco Short Term Bond Fund

Supplemental Information

Invesco Short Term Bond Fund’s investment objective is total return, comprised of current income and capital appreciation.

■	Unless otherwise stated, information presented in this report is as of February 28, 2021, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

■	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.

■	The Bloomberg Barclays 1-3 Year Government/Credit Index is an unmanaged index considered representative of short-term US corporate and US government bonds with maturities of one to three years.

■	The Lipper Short Investment Grade Debt Funds Index is an unmanaged index considered representative of short investment-grade debt funds tracked by Lipper.

■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco Short Term Bond Fund

Fund Information

Portfolio Composition

By security type	% of total net assets
U.S. Dollar Denominated Bonds & Notes	69.94%
Asset-Backed Securities	19.85
U.S. Treasury Securities	5.47
U.S. Government Sponsored Agency Mortgage-Backed Securities	1.10
Security Types Each Less Than 1% of Portfolio	0.79
Money Market Funds Plus Other Assets Less Liabilities	2.85

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of February 28, 2021.

Top Five Debt Holdings*

		% of total net assets
1.	U.S. Treasury Notes	2.9%
2.	U.S. Treasury Notes	1.5
3.	New York Life Global Funding	1.2
4.	Energy Transfer Operating L.P.	1.1
5.	Morgan Stanley	1.0

7	Invesco Short Term Bond Fund

Schedule of Investments(a)

February 28, 2021

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes–69.94%
Advertising–0.46%
Interpublic Group of Cos., Inc. (The),
4.20%, 04/15/2024	$4,439,000	$4,917,042
Omnicom Group, Inc./Omnicom
Capital, Inc., 3.63%,
05/01/2022	4,995,000	5,179,439
WPP Finance 2010 (United
Kingdom), 3.75%, 09/19/2024	3,791,000	4,172,474
		14,268,955
Aerospace & Defense–1.89%
Boeing Co. (The),
1.17%, 02/04/2023	5,077,000	5,099,663
1.95%, 02/01/2024	14,400,000	14,769,713
1.43%, 02/04/2024	6,760,000	6,772,478
2.75%, 02/01/2026	10,499,000	10,879,232
2.20%, 02/04/2026	6,965,000	6,980,814
L3Harris Technologies, Inc., 3.85%,
06/15/2023	3,686,000	3,960,265
Raytheon Technologies Corp.,
2.80%, 03/15/2022	5,414,000	5,543,296
Textron, Inc., 4.30%, 03/01/2024	4,114,000	4,489,351
		58,494,812
Agricultural & Farm Machinery–0.40%
CNH Industrial Capital LLC, 4.88%,
04/01/2021	3,467,000	3,479,367
John Deere Capital Corp.,
2.95%, 04/01/2022	5,000,000	5,147,935
1.20%, 04/06/2023	3,581,000	3,648,604
		12,275,906
Agricultural Products–0.82%
Archer-Daniels-Midland Co., 2.75%,
03/27/2025	706,000	757,705
Bunge Ltd. Finance Corp.,
4.35%, 03/15/2024	3,883,000	4,282,867
1.63%, 08/17/2025	2,607,000	2,639,358
Cargill, Inc.,
1.38%, 07/23/2023(b)	6,437,000	6,594,916
0.40%, 02/02/2024(b)	5,000,000	4,978,537
0.75%, 02/02/2026(b)	6,306,000	6,205,250
		25,458,633
Airlines–1.38%
British Airways Pass-Through Trust
(United Kingdom), Series 2019-1,
Class A, 3.35%, 06/15/2029(b)	1,022,997	995,674
Delta Air Lines Pass-Through Trust,
Series 2019-1, Class A, 3.40%,
04/25/2024	1,852,000	1,871,980
Delta Air Lines, Inc./SkyMiles IP Ltd.,
4.50%, 10/20/2025(b)	26,177,000	27,966,966
United Airlines Pass-Through Trust,
Series 2016-2, Class B, 3.65%,
10/07/2025	2,587,319	2,542,145
Series 2020-1, Class A, 5.88%,
10/15/2027	8,130,574	9,152,332
		42,529,097
	Principal Amount	Value
Apparel Retail–0.60%
Ross Stores, Inc.,
3.38%, 09/15/2024	$2,568,000	$2,751,510
4.60%, 04/15/2025	8,456,000	9,609,189
0.88%, 04/15/2026	6,207,000	6,107,483
		18,468,182
Apparel, Accessories & Luxury Goods–0.18%
Hanesbrands, Inc., 4.63%,
05/15/2024(b)	3,232,000	3,391,580
Ralph Lauren Corp., 1.70%,
06/15/2022	2,124,000	2,161,266
		5,552,846
Asset Management & Custody Banks–0.23%
Ameriprise Financial, Inc.,
3.00%, 03/22/2022	3,000,000	3,086,107
3.00%, 04/02/2025	1,497,000	1,608,205
Apollo Management Holdings L.P.,
4.95%, 01/14/2050(b)(c)	2,475,000	2,547,194
		7,241,506
Automobile Manufacturers–7.32%
American Honda Finance Corp.,
0.55%, 07/12/2024	25,000,000	24,939,215
BMW Finance N.V. (Germany),
2.40%, 08/14/2024(b)	5,547,000	5,876,365
Ford Motor Credit Co. LLC,
1.10% (3 mo. USD LIBOR +
0.88%), 10/12/2021(d)	6,243,000	6,220,790
3.81%, 10/12/2021	6,654,000	6,745,226
5.60%, 01/07/2022	4,592,000	4,741,240
3.09%, 01/09/2023	3,285,000	3,339,449
General Motors Financial Co., Inc.,
1.07% (3 mo. USD LIBOR +
0.85%), 04/09/2021(d)	2,420,000	2,421,796
3.20%, 07/06/2021	2,613,000	2,631,931
4.20%, 11/06/2021	9,339,000	9,580,206
Harley-Davidson Financial Services, Inc.,
3.35%, 02/15/2023(b)	6,471,000	6,752,427
3.35%, 06/08/2025(b)	4,786,000	5,073,144
Hyundai Capital America,
3.95%, 02/01/2022(b)	16,000,000	16,484,984
3.10%, 04/05/2022(b)	6,011,000	6,155,362
2.85%, 11/01/2022(b)	6,667,000	6,898,474
5.75%, 04/06/2023(b)	7,402,000	8,160,577
5.88%, 04/07/2025(b)	6,208,000	7,241,903
Nissan Motor Co. Ltd. (Japan),
3.04%, 09/15/2023(b)	7,361,000	7,743,848
PACCAR Financial Corp., 2.65%,
04/06/2023	1,099,000	1,154,878
Toyota Motor Corp. (Japan), 2.36%,
07/02/2024	3,697,000	3,915,229
Toyota Motor Credit Corp.,
0.35%, 10/14/2022	14,444,000	14,478,501
0.45%, 01/11/2024	15,000,000	15,007,920
3.00%, 04/01/2025	23,932,000	25,843,416
0.80%, 10/16/2025	13,170,000	13,060,707

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Short Term Bond Fund

	Principal Amount	Value
Automobile Manufacturers–(continued)
Volkswagen Group of America
Finance LLC (Germany),
1.14% (3 mo. USD LIBOR +
0.94%), 11/12/2021(b)(d)	$2,867,000	$2,884,455
4.00%, 11/12/2021(b)	3,783,000	3,879,872
0.75%, 11/23/2022(b)	15,000,000	15,070,636
		226,302,551
Automotive Retail–0.16%
AutoZone, Inc., 3.63%,
04/15/2025(e)	4,557,000	5,015,530
Biotechnology–1.92%
AbbVie, Inc.,
3.38%, 11/14/2021	6,061,000	6,188,378
2.15%, 11/19/2021	21,785,000	22,059,134
2.30%, 11/21/2022	4,437,000	4,581,654
3.85%, 06/15/2024	7,600,000	8,311,720
2.60%, 11/21/2024	13,231,000	14,075,067
Shire Acquisitions Investments
Ireland DAC, 2.88%,
09/23/2023	3,791,000	4,004,740
		59,220,693
Brewers–0.25%
Anheuser-Busch InBev Worldwide,
Inc. (Belgium), 4.15%,
01/23/2025	7,054,000	7,877,815
Broadcasting–0.05%
Fox Corp.,
4.03%, 01/25/2024	1,180,000	1,290,796
3.05%, 04/07/2025	360,000	387,158
		1,677,954
Cable & Satellite–0.54%
Charter Communications
Operating LLC/Charter
Communications Operating
Capital Corp., 4.50%,
02/01/2024	3,696,000	4,071,228
Comcast Corp., 3.30%,
04/01/2027	5,320,000	5,891,462
Time Warner Cable LLC, 4.00%,
09/01/2021	3,328,000	3,356,694
Virgin Media Secured Finance PLC
(United Kingdom), 5.50%,
08/15/2026(b)	3,142,000	3,277,106
		16,596,490
Casinos & Gaming–0.07%
International Game Technology PLC,
6.25%, 02/15/2022(b)	2,018,000	2,059,621
Communications Equipment–0.13%
British Telecommunications PLC
(United Kingdom), 4.50%,
12/04/2023	3,771,000	4,165,401
Construction Machinery & Heavy Trucks–0.27%
nVent Finance S.a.r.l. (United
Kingdom), 3.95%, 04/15/2023	4,000,000	4,203,677
Wabtec Corp., 4.40%, 03/15/2024	3,698,000	4,042,767
		8,246,444
	Principal Amount	Value
Consumer Finance–0.46%
Ally Financial, Inc., 1.45%,
10/02/2023	$3,982,000	$4,050,508
Capital One Financial Corp., 3.20%,
01/30/2023	3,882,000	4,079,985
Discover Bank, 2.45%,
09/12/2024	2,450,000	2,586,055
Synchrony Financial, 4.25%,
08/15/2024	3,179,000	3,491,886
		14,208,434
Data Processing & Outsourced Services–0.46%
Fiserv, Inc., 3.80%, 10/01/2023	3,699,000	4,003,569
Global Payments, Inc., 4.00%,
06/01/2023	4,619,000	4,966,516
PayPal Holdings, Inc., 2.20%,
09/26/2022	5,231,000	5,382,045
		14,352,130
Department Stores–0.27%
7-Eleven, Inc., 0.80%,
02/10/2024(b)	8,333,000	8,340,804
Distillers & Vintners–0.15%
Pernod Ricard S.A. (France), 4.25%,
07/15/2022(b)	4,343,000	4,560,656
Diversified Banks–7.60%
Banco Bilbao Vizcaya Argentaria S.A.
(Spain),
0.88%, 09/18/2023	5,350,000	5,397,113
1.13%, 09/18/2025	6,895,000	6,853,629
Banco del Estado de Chile (Chile),
2.70%, 01/09/2025(b)	6,415,000	6,794,449
Bank of America Corp.,
3.00%, 12/20/2023(c)	2,569,000	2,685,489
3.86%, 07/23/2024(c)	4,528,000	4,879,735
1.20%, 10/24/2026(c)	15,000,000	14,993,488
Bank of Ireland Group PLC (Ireland),
4.50%, 11/25/2023(b)	2,997,000	3,280,771
Bank of Montreal (Canada), Series E,
3.30%, 02/05/2024	3,105,000	3,347,411
Bank of Nova Scotia (The) (Canada),
0.57% (SOFR + 0.55%),
03/02/2026(d)	20,000,000	20,029,927
Banque Federative du Credit Mutuel
S.A. (France), 0.65%,
02/27/2024(b)	4,545,000	4,546,167
Barclays Bank PLC (United Kingdom),
10.18%, 06/12/2021(b)	6,000,000	6,158,952
Barclays PLC (United Kingdom),
1.62% (3 mo. USD LIBOR +
1.43%), 02/15/2023(d)	5,954,000	6,020,095
1.01%, 12/10/2024(c)	4,270,000	4,293,617
BBVA Bancomer S.A. (Mexico),
1.88%, 09/18/2025(b)	3,375,000	3,409,172
BBVA USA, 2.50%, 08/27/2024	3,183,000	3,365,150
Citigroup, Inc.,
0.78%, 10/30/2024(c)	18,000,000	18,102,138
Series V, 4.70%(c)(f)	3,790,000	3,835,764
Credit Agricole S.A. (France),
3.38%, 01/10/2022(b)	3,327,000	3,416,549

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Short Term Bond Fund

	Principal Amount	Value
Diversified Banks–(continued)
Danske Bank A/S (Denmark),
3.00%, 09/20/2022(b)(c)	$3,281,000	$3,322,770
1.28% (3 mo. USD LIBOR +
1.06%), 09/12/2023(b)(d)	5,898,000	5,952,070
3.24%, 12/20/2025(b)(c)	1,779,000	1,911,957
Federation des Caisses Desjardins du
Quebec (Canada), 2.05%,
02/10/2025(b)	4,334,000	4,499,335
Global Bank Corp. (Panama), 4.50%,
10/20/2021(b)	6,500,000	6,602,700
HSBC Holdings PLC (United Kingdom),
3.95%, 05/18/2024(c)	2,956,000	3,177,218
Industrial & Commercial Bank of
China Ltd. (China), 2.96%,
11/08/2022	905,000	938,797
JPMorgan Chase & Co.,
2.78%, 04/25/2023(c)	3,885,000	3,991,391
Series HH, 4.60%(c)(f)	5,455,000	5,570,919
Series V, 3.56% (3 mo. USD
LIBOR + 3.32%)(d)(f)	1,390,000	1,380,617
Lloyds Banking Group PLC (United
Kingdom), 2.91%,
11/07/2023(c)	3,515,000	3,651,358
Mizuho Financial Group, Inc. (Japan),
1.24%, 07/10/2024(c)	4,000,000	4,062,764
National Bank of Canada (Canada),
0.55%, 11/15/2024(c)	3,595,000	3,598,202
Nordea Bank Abp (Finland), 1.00%,
06/09/2023(b)	3,704,000	3,759,232
PNC Bank N.A., 0.66% (3 mo. USD
LIBOR + 0.43%), 12/09/2022(d)	8,000,000	8,023,806
Royal Bank of Canada (Canada),
0.50%, 10/26/2023	8,824,000	8,846,417
0.57% (SOFR + 0.53%),
01/20/2026(d)	8,000,000	8,004,102
Skandinaviska Enskilda Banken AB
(Sweden), 0.86% (3 mo. USD
LIBOR + 0.65%),
12/12/2022(b)(d)	5,559,000	5,605,122
Societe Generale S.A. (France),
1.49%, 12/14/2026(b)(c)	5,361,000	5,331,742
Standard Chartered PLC (United
Kingdom),
1.37% (3 mo. USD LIBOR +
1.15%), 01/20/2023(b)(d)	1,379,000	1,394,215
1.32%, 10/14/2023(b)(c)	2,523,000	2,549,264
0.99%, 01/12/2025(b)(c)	4,449,000	4,446,911
Sumitomo Mitsui Trust Bank Ltd.
(Japan),
0.80%, 09/12/2023(b)	4,436,000	4,485,467
1.05%, 09/12/2025(b)	3,844,000	3,823,356
Wells Fargo & Co., 2.63%,
07/22/2022	8,412,000	8,682,036
		235,021,384
Diversified Capital Markets–1.72%
Credit Suisse AG (Switzerland),
2.80%, 04/08/2022	2,795,000	2,872,482
1.00%, 05/05/2023	6,818,000	6,910,542
0.43% (SOFR + 0.39%),
02/02/2024(d)	9,086,000	9,110,920
2.95%, 04/09/2025	2,512,000	2,717,393
	Principal
	Amount	Value
Diversified Capital Markets–(continued)
Credit Suisse Group AG (Switzerland),
3.57%, 01/09/2023(b)	$6,700,000	$6,876,159
2.59%, 09/11/2025(b)(c)	3,699,000	3,892,849
1.31%, 02/02/2027(b)(c)	9,600,000	9,472,945
Macquarie Group Ltd. (Australia),
3.19%, 11/28/2023(b)(c)	4,342,000	4,540,253
UBS AG (Switzerland), 1.75%,
04/21/2022(b)	6,583,000	6,689,021
		53,082,564
Diversified Chemicals–0.11%
OCP S.A. (Morocco), 5.63%,
04/25/2024(b)	3,019,000	3,323,949
Drug Retail–0.13%
Walgreen Co., 3.10%, 09/15/2022	2,312,000	2,406,084
Walgreens Boots Alliance, Inc.,
3.30%, 11/18/2021	1,524,000	1,548,080
		3,954,164
Electric Utilities–2.76%
Alabama Power Co., Series 17A,
2.45%, 03/30/2022	3,515,000	3,590,176
Alliant Energy Finance LLC, 3.75%,
06/15/2023(b)	3,696,000	3,951,910
EDP Finance B.V. (Portugal), 3.63%,
07/15/2024(b)	3,835,000	4,161,375
Emera US Finance L.P. (Canada),
2.70%, 06/15/2021	4,344,000	4,364,410
Enel Finance International N.V.
(Italy), 2.75%, 04/06/2023(b)	5,549,000	5,800,435
Eversource Energy, Series Q,
0.80%, 08/15/2025	2,148,000	2,118,952
Exelon Corp., 3.50%, 06/01/2022	7,373,000	7,641,274
Exelon Generation Co. LLC, 3.25%,
06/01/2025	4,676,000	5,022,045
FirstEnergy Corp., Series B, 4.25%,
03/15/2023	3,606,000	3,819,433
Georgia Power Co., 2.85%,
05/15/2022	3,781,000	3,893,752
NextEra Energy Capital Holdings, Inc.,
3.15%, 04/01/2024	4,624,000	4,963,531
2.75%, 05/01/2025	1,904,000	2,033,257
NextEra Energy Operating Partners
L.P., 4.25%, 09/15/2024(b)(e)	375,000	397,969
NRG Energy, Inc., 3.75%,
06/15/2024(b)	3,926,000	4,254,280
Pacific Gas and Electric Co., 1.75%,
06/16/2022	13,800,000	13,837,777
PNM Resources, Inc., 3.25%,
03/09/2021	3,698,000	3,699,956
Southern Power Co.,
Series E, 2.50%, 12/15/2021	3,700,000	3,753,738
0.90%, 01/15/2026	2,926,000	2,888,279
Southwestern Electric Power Co.,
3.55%, 02/15/2022	2,000,000	2,044,248
Vistra Operations Co. LLC, 3.55%,
07/15/2024(b)	2,772,000	2,982,637
		85,219,434
Environmental & Facilities Services–0.13%
Republic Services, Inc., 0.88%,
11/15/2025	4,000,000	3,954,285

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Short Term Bond Fund

	Principal Amount	Value
Fertilizers & Agricultural Chemicals–0.30%
CF Industries, Inc., 3.40%, 12/01/2021(b)	$2,193,000	$2,239,269
3.45%, 06/01/2023	3,244,000	3,385,925
Nutrien Ltd. (Canada), 3.50%, 06/01/2023	3,511,000	3,718,534
		9,343,728
Financial Exchanges & Data–0.75%
Intercontinental Exchange, Inc., 0.70%, 06/15/2023	4,532,000	4,557,275
0.87% (3 mo. USD LIBOR +
0.65%), 06/15/2023(d)	10,000,000	10,040,000
Moody’s Corp., 2.63%, 01/15/2023	6,101,000	6,336,774
Nasdaq, Inc., 0.45%, 12/21/2022	2,273,000	2,274,240
		23,208,289
Food Retail–0.38%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons L.P./Albertson’s LLC, 3.50%, 02/15/2023(b)	2,922,000	3,005,890
Alimentation Couche-Tard, Inc. (Canada), 2.70%, 07/26/2022(b)	3,328,000	3,424,344
Kroger Co. (The), 2.95%, 11/01/2021	2,824,000	2,868,593
2.80%, 08/01/2022	2,357,000	2,432,777
		11,731,604
Gas Utilities–0.41%
East Ohio Gas Co. (The), 1.30%, 06/15/2025(b)	3,609,000	3,634,143
Southern California Gas Co., 0.57%
(3 mo. USD LIBOR + 0.35%), 09/14/2023(d)	9,000,000	9,002,009
		12,636,152
General Merchandise Stores–0.13%
Dollar Tree, Inc., 3.70%, 05/15/2023	3,695,000	3,935,519
Gold–0.02%
Newmont Corp., 3.70%, 03/15/2023	565,000	594,945
Health Care Distributors–0.17%
Cardinal Health, Inc., 2.62%, 06/15/2022	4,999,000	5,127,960
Health Care Equipment–0.16%
Becton, Dickinson and Co., 3.36%, 06/06/2024	4,620,000	4,991,987
Health Care Facilities–0.14%
HCA, Inc., 5.38%, 02/01/2025	3,756,000	4,216,993
Health Care REITs–0.30%
Ventas Realty L.P., 2.65%, 01/15/2025	3,928,000	4,154,223
Welltower, Inc., 3.63%, 03/15/2024	4,623,000	5,016,343
		9,170,566
	Principal Amount	Value
Health Care Services–0.81%
Cigna Corp., 3.40%, 09/17/2021	$7,772,000	$7,907,846
3.75%, 07/15/2023	4,755,000	5,117,527
CommonSpirit Health, 1.55%, 10/01/2025	1,838,000	1,862,042
CVS Health Corp., 2.63%, 08/15/2024	3,619,000	3,850,197
Sutter Health, Series 20A, 1.32%, 08/15/2025	6,390,000	6,435,594
		25,173,206
Homebuilding–0.58%
D.R. Horton, Inc., 4.75%, 02/15/2023	4,820,000	5,162,132
Lennar Corp., 4.13%, 01/15/2022	2,125,000	2,172,122
4.75%, 11/15/2022	4,200,000	4,419,345
4.88%, 12/15/2023	5,000,000	5,486,250
Toll Brothers Finance Corp., 4.88%, 11/15/2025	502,000	567,834
		17,807,683
Housewares & Specialties–0.03%
Newell Brands, Inc., 4.35%, 04/01/2023	743,000	782,008
Independent Power Producers & Energy Traders–0.25%
AES Corp. (The), 1.38%, 01/15/2026(b)	7,870,000	7,788,099
Industrial Conglomerates–0.06%
Roper Technologies, Inc., 1.00%, 09/15/2025	1,832,000	1,821,384
Insurance Brokers–0.09%
Marsh & McLennan Cos., Inc., 3.88%, 03/15/2024	2,665,000	2,925,228
Integrated Oil & Gas–1.63%
Exxon Mobil Corp., 2.99%, 03/19/2025	5,582,000	6,023,969
Gray Oak Pipeline LLC, 2.00%, 09/15/2023(b)	9,333,000	9,482,296
2.60%, 10/15/2025(b)	6,070,000	6,214,209
Occidental Petroleum Corp., 2.90%, 08/15/2024	5,547,000	5,405,163
Saudi Arabian Oil Co. (Saudi Arabia), 2.75%, 04/16/2022(b)	14,633,000	14,968,238
2.88%, 04/16/2024(b)	7,791,000	8,222,946
		50,316,821
Integrated Telecommunication Services–0.56%
AT&T, Inc., 1.40% (3 mo. USD LIBOR + 1.18%), 06/12/2024(d)	2,732,000	2,805,577
Telefonica Emisiones S.A.U. (Spain), 4.57%, 04/27/2023	5,642,000	6,131,397
Verizon Communications, Inc., 0.85%, 11/20/2025	8,426,000	8,309,088
		17,246,062

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Short Term Bond Fund

	Principal Amount	Value
Interactive Media & Services–0.56%
Tencent Holdings Ltd. (China), 2.99%, 01/19/2023(b)	$4,039,000	$4,209,777
3.28%, 04/11/2024(b)	10,000,000	10,711,339
1.81%, 01/26/2026(b)	2,242,000	2,260,626
		17,181,742
Internet & Direct Marketing Retail–0.83%
Expedia Group, Inc., 3.60%, 12/15/2023(b)	4,537,000	4,845,844
4.63%, 08/01/2027(b)	13,553,000	15,099,061
Meituan (China), 2.13%, 10/28/2025(b)	5,622,000	5,694,028
		25,638,933
Internet Services & Infrastructure–0.24%
Leidos, Inc., 2.95%, 05/15/2023(b)	3,077,000	3,230,635
3.63%, 05/15/2025(b)	1,227,000	1,358,583
VeriSign, Inc., 5.25%, 04/01/2025	1,858,000	2,079,799
4.75%, 07/15/2027	583,000	616,887
		7,285,904
Investment Banking & Brokerage–3.02%
Cantor Fitzgerald L.P., 6.50%, 06/17/2022(b)	4,519,000	4,849,462
Goldman Sachs Group, Inc. (The), 0.48%, 01/27/2023	6,250,000	6,251,824
2.91%, 06/05/2023(c)	4,620,000	4,761,154
1.09%, 12/09/2026(c)	5,384,000	5,345,405
0.85% (SOFR + 0.79%), 12/09/2026(d)	11,447,000	11,552,527
Morgan Stanley, 2.75%, 05/19/2022	5,175,000	5,328,789
0.89% (SOFR + 0.83%), 06/10/2022(d)	30,000,000	30,054,248
0.56%, 11/10/2023(c)	4,000,000	4,006,569
0.53%, 01/25/2024(c)	10,000,000	10,007,925
0.99%, 12/10/2026(c)	7,408,000	7,324,827
Series I, 0.86%, 10/21/2025(c)	2,942,000	2,947,065
National Securities Clearing Corp., 1.50%, 04/23/2025(b)	845,000	861,328
		93,291,123
Leisure Products–0.13%
Hasbro, Inc., 2.60%, 11/19/2022	3,860,000	3,991,812
Life & Health Insurance–3.04%
AIG Global Funding, 2.70%, 12/15/2021(b)	7,047,000	7,183,191
Athene Global Funding, 1.20%, 10/13/2023(b)	8,205,000	8,305,379
0.95%, 01/08/2024(b)	5,000,000	5,011,843
1.45%, 01/08/2026(b)	3,086,000	3,074,950
2.95%, 11/12/2026(b)	5,573,000	5,938,069
Equitable Financial Life Global Funding, 0.50%, 11/17/2023(b)	6,667,000	6,676,291
GA Global Funding Trust, 1.63%, 01/15/2026(b)	1,387,000	1,402,309
	Principal Amount	Value
Life & Health Insurance–(continued)
New York Life Global Funding, 0.50% (3 mo. USD LIBOR + 0.28%), 01/10/2023(b)(d)	$35,000,000	$35,094,729
0.26% (SOFR + 0.22%), 02/02/2023(b)(d)	10,000,000	10,007,118
Protective Life Global Funding,
0.63%, 10/13/2023(b)	2,539,000	2,555,255
Reliance Standard Life Global Funding II, 2.50%, 10/30/2024(b)	8,350,000	8,786,454
		94,035,588
Managed Health Care–0.37%
Humana, Inc., 2.90%, 12/15/2022	3,835,000	3,985,761
UnitedHealth Group, Inc., 2.38%, 08/15/2024	7,000,000	7,434,804
		11,420,565
Marine Ports & Services–0.06%
North Queensland Export Terminal Pty. Ltd. (Australia), 4.45%, 12/15/2022(b)	1,916,000	1,899,540
Metal & Glass Containers–0.15%
Ball Corp., 4.88%, 03/15/2026	846,000	942,520
Silgan Holdings, Inc., 1.40%, 04/01/2026(b)	3,903,000	3,857,179
		4,799,699
Movies & Entertainment–0.58%
Netflix, Inc., 5.50%, 02/15/2022	3,852,000	4,008,488
4.38%, 11/15/2026	10,000,000	11,237,600
Tencent Music Entertainment Group (China), 1.38%, 09/03/2025	2,695,000	2,667,592
		17,913,680
Multi-line Insurance–0.05%
American International Group, Inc., 2.50%, 06/30/2025	1,586,000	1,677,765
Multi-Utilities–1.92%
Ameren Corp., 2.50%, 09/15/2024	2,585,000	2,735,885
CenterPoint Energy, Inc., 2.50%, 09/01/2024	9,432,000	9,971,577
Dominion Energy, Inc., 2.72%, 08/15/2021(g)	8,214,000	8,301,441
3.07%, 08/15/2024(g)	4,622,000	4,979,011
Series D, 0.75% (3 mo. USD LIBOR + 0.53%), 09/15/2023(d)	8,846,000	8,868,280
DTE Energy Co., Series H, 0.55%, 11/01/2022	10,856,000	10,883,011
Series C, 2.53%, 10/01/2024	4,809,000	5,098,369
Series F, 1.05%, 06/01/2025	4,413,000	4,400,296
PSEG Power LLC, 3.85%, 06/01/2023	3,695,000	3,963,414
		59,201,284
Office REITs–0.16%
SL Green Operating Partnership L.P., 1.17% (3 mo. USD LIBOR + 0.98%), 08/16/2021(d)	5,000,000	5,000,231

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Short Term Bond Fund

	Principal Amount	Value
Oil & Gas Equipment & Services–0.14%
Schlumberger Holdings Corp., 3.75%, 05/01/2024(b)	$3,885,000	$4,214,930
Oil & Gas Exploration & Production–0.59%
Canadian Natural Resources Ltd. (Canada), 2.95%, 01/15/2023	3,836,000	3,995,040
Cimarex Energy Co., 4.38%, 06/01/2024	3,694,000	4,022,570
EQT Corp., 3.00%, 10/01/2022	350,000	353,468
Galaxy Pipeline Assets Bidco Ltd. (United Arab Emirates), 2.16%, 03/31/2034(b)	3,169,000	3,149,462
Pioneer Natural Resources Co., 0.75%, 01/15/2024	6,869,000	6,855,006
		18,375,546
Oil & Gas Refining & Marketing–0.25%
Chevron Phillips Chemical Co. LLC/Chevron Phillips Chemical Co. L.P., 3.30%, 05/01/2023(b)	3,700,000	3,917,239
Phillips 66, 3.70%, 04/06/2023	776,000	826,795
1.30%, 02/15/2026	3,024,000	3,021,755
		7,765,789
Oil & Gas Storage & Transportation–4.21%
Enbridge, Inc. (Canada), 2.90%, 07/15/2022	4,622,000	4,760,927
0.42% (SOFR + 0.40%), 02/17/2023(d)	3,572,000	3,580,698
Energy Transfer Operating L.P., 4.25%, 03/15/2023	2,921,000	3,097,843
5.88%, 01/15/2024	3,787,000	4,254,919
2.90%, 05/15/2025	4,079,000	4,282,172
5.50%, 06/01/2027	29,551,000	34,631,038
Enterprise Products Operating LLC, 3.50%, 02/01/2022	5,000,000	5,145,155
Series D, 4.88%, 08/16/2077(c)	5,002,000	4,757,128
EQM Midstream Partners L.P., 4.75%, 07/15/2023	1,245,000	1,285,724
Kinder Morgan, Inc., 3.15%, 01/15/2023	3,142,000	3,295,492
MPLX L.P., 1.33% (3 mo. USD LIBOR + 1.10%), 09/09/2022(d)	7,522,000	7,527,220
3.50%, 12/01/2022	5,543,000	5,809,286
1.75%, 03/01/2026	10,912,000	11,003,757
ONEOK Partners L.P., 4.90%, 03/15/2025	4,160,000	4,662,878
ONEOK, Inc., 4.25%, 02/01/2022	9,000,000	9,222,560
5.85%, 01/15/2026	3,715,000	4,402,507
Plains All American Pipeline L.P./PAA Finance Corp., 3.85%, 10/15/2023	3,884,000	4,137,104
Targa Resources Partners L.P./Targa Resources Partners Finance Corp., 4.25%, 11/15/2023	4,063,000	4,074,762
TC PipeLines L.P., 4.65%, 06/15/2021	2,600,000	2,603,801
Western Midstream Operating L.P., 2.32% (3 mo. USD LIBOR + 1.85%), 01/13/2023(d)	3,208,000	3,159,018

	Principal Amount	Value
Oil & Gas Storage & Transportation–(continued)
Williams Cos., Inc. (The), 3.35%, 08/15/2022	$4,437,000	$4,589,805
		130,283,794
Other Diversified Financial Services–0.65%
Daimler Finance North America LLC (Germany), 2.70%, 06/14/2024(b)	5,270,000	5,590,239
Equitable Holdings, Inc., 3.90%, 04/20/2023	3,004,000	3,214,959
Pershing Square Holdings Ltd. (Guernsey), 5.50%, 07/15/2022(b)	7,000,000	7,369,845
USAA Capital Corp., 1.50%, 05/01/2023(b)	3,698,000	3,792,915
		19,967,958
Packaged Foods & Meats–0.26%
Conagra Brands, Inc., 4.30%, 05/01/2024	3,792,000	4,205,999
Lamb Weston Holdings, Inc., 4.63%, 11/01/2024(b)	3,700,000	3,849,850
		8,055,849
Paper Packaging–0.70%
Berry Global, Inc., 0.95%, 02/15/2024(b)	10,222,000	10,232,682
1.57%, 01/15/2026(b)	1,614,000	1,608,141
4.88%, 07/15/2026(b)	5,000,000	5,344,775
Packaging Corp. of America, 3.65%, 09/15/2024	3,240,000	3,545,685
Sealed Air Corp., 5.50%, 09/15/2025(b)	938,000	1,044,111
		21,775,394
Paper Products–1.55%
Domtar Corp., 4.40%, 04/01/2022	3,514,000	3,618,496
Georgia-Pacific LLC, 0.63%, 05/15/2024(b)	20,000,000	20,005,275
1.75%, 09/30/2025(b)	4,459,000	4,578,264
0.95%, 05/15/2026(b)	20,000,000	19,693,511
		47,895,546
Pharmaceuticals–1.87%
AstraZeneca PLC (United Kingdom), 0.70%, 04/08/2026	9,881,000	9,610,124
Bayer US Finance II LLC (Germany), 3.88%, 12/15/2023(b)	5,174,000	5,626,362
Bristol-Myers Squibb Co., 3.25%, 02/20/2023	5,000,000	5,281,511
0.75%, 11/13/2025	8,903,000	8,865,886
Elanco Animal Health, Inc., 5.27%, 08/28/2023	3,697,000	3,981,207
GlaxoSmithKline Capital PLC (United Kingdom), 2.88%, 06/01/2022	4,214,000	4,340,603
Mylan, Inc., 3.13%, 01/15/2023(b)	3,836,000	4,013,851
Royalty Pharma PLC, 1.20%, 09/02/2025(b)	2,697,000	2,686,384
Takeda Pharmaceutical Co. Ltd. (Japan), 4.40%, 11/26/2023	3,787,000	4,171,558

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Short Term Bond Fund

	Principal Amount	Value
Pharmaceuticals–(continued)
Viatris, Inc., 1.13%, 06/22/2022(b)	$5,715,000	$5,766,688
1.65%, 06/22/2025(b)	3,401,000	3,456,269
		57,800,443
Regional Banks–2.13%
Citizens Bank N.A., 2.65%, 05/26/2022	3,881,000	3,983,075
Citizens Financial Group, Inc., Series A, 4.20% (3 mo. USD LIBOR + 3.96%)(d)(f)	3,900,000	3,897,582
Fifth Third Bancorp, 1.63%, 05/05/2023	4,194,000	4,301,643
First Niagara Financial Group, Inc., 7.25%, 12/15/2021	750,000	790,099
Huntington Bancshares, Inc., 2.63%, 08/06/2024	3,236,000	3,442,803
KeyBank N.A., 2.50%, 11/22/2021	4,023,000	4,085,054
M&T Bank Corp., 3.55%, 07/26/2023	1,530,000	1,644,854
PNC Financial Services Group, Inc. (The), 3.50%, 01/23/2024	3,545,000	3,849,355
Santander Holdings USA, Inc., 3.50%, 06/07/2024	3,153,000	3,391,393
Synovus Financial Corp., 3.13%, 11/01/2022	2,040,000	2,114,956
Truist Bank, 1.25%, 03/09/2023	9,640,000	9,815,626
3.20%, 04/01/2024	3,144,000	3,391,447
3.69%, 08/02/2024(c)	3,420,000	3,687,624
Zions Bancorporation N.A., 3.50%, 08/27/2021	9,550,000	9,696,996
3.35%, 03/04/2022	7,611,000	7,806,463
		65,898,970
Restaurants–0.23%
Aramark Services, Inc., 5.00%, 04/01/2025(b)	3,034,000	3,106,816
Starbucks Corp., 1.30%, 05/07/2022	4,000,000	4,045,607
		7,152,423
Retail REITs–0.06%
Simon Property Group L.P., 3.50%, 09/01/2025	1,689,000	1,841,824
Semiconductors–1.25%
Analog Devices, Inc., 2.50%, 12/05/2021	4,825,000	4,893,655
Broadcom, Inc., 3.46%, 09/15/2026	11,771,000	12,780,019
Marvell Technology Group Ltd., 4.20%, 06/22/2023	3,695,000	3,978,454
Microchip Technology, Inc., 4.33%, 06/01/2023	3,694,000	3,991,564
Micron Technology, Inc., 4.64%, 02/06/2024	7,400,000	8,175,471
NXP B.V./NXP Funding LLC (Netherlands), 4.63%, 06/01/2023(b)	4,387,000	4,776,381
		38,595,544
	Principal Amount	Value
Soft Drinks–0.36%
Keurig Dr Pepper, Inc., 3.55%, 05/25/2021	$4,604,000	$4,638,878
4.06%, 05/25/2023	6,046,000	6,512,727
		11,151,605
Sovereign Debt–0.41%
Oman Government International Bond (Oman), 4.88%, 02/01/2025(b)	1,390,000	1,445,291
Turkey Government International Bond (Turkey), 5.60%, 11/14/2024	5,347,000	5,600,983
4.75%, 01/26/2026	5,690,000	5,716,174
		12,762,448
Specialized REITs–0.84%
American Tower Corp., 3.00%, 06/15/2023	4,767,000	5,039,250
0.60%, 01/15/2024	4,545,000	4,543,215
Equinix, Inc., 2.63%, 11/18/2024	11,850,000	12,575,378
GLP Capital L.P./GLP Financing II, Inc., 3.35%, 09/01/2024	3,698,000	3,938,389
		26,096,232
Specialty Chemicals–0.50%
Avient Corp., 5.25%, 03/15/2023	3,767,000	4,061,259
Celanese US Holdings LLC, 3.50%, 05/08/2024	3,700,000	3,991,270
DuPont de Nemours, Inc., 4.21%, 11/15/2023	3,049,000	3,342,866
PPG Industries, Inc., 2.40%, 08/15/2024	3,976,000	4,187,968
		15,583,363
Steel–0.36%
ArcelorMittal S.A. (Luxembourg), 3.60%, 07/16/2024	3,881,000	4,121,073
POSCO (South Korea), 2.38%, 01/17/2023(b)	5,021,000	5,170,175
Steel Dynamics, Inc., 2.40%, 06/15/2025	1,738,000	1,825,894
		11,117,142
Systems Software–0.33%
Oracle Corp., 2.50%, 04/01/2025	3,455,000	3,663,567
VMware, Inc., 2.95%, 08/21/2022	6,285,000	6,507,176
		10,170,743
Technology Hardware, Storage & Peripherals–0.45%
Dell International LLC/EMC Corp., 4.00%, 07/15/2024(b)	8,518,000	9,324,386
Hewlett Packard Enterprise Co., 4.40%, 10/15/2022	4,254,000	4,500,766
		13,825,152
Tires & Rubber–0.13%
Goodyear Tire & Rubber Co. (The), 5.13%, 11/15/2023	3,928,000	3,957,460
Tobacco–1.20%
Altria Group, Inc., 2.35%, 05/06/2025	1,549,000	1,620,392

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Short Term Bond Fund

	Principal Amount	Value
Tobacco–(continued)
BAT Capital Corp. (United Kingdom), 3.22%, 08/15/2024	$4,899,000	$5,268,418
2.79%, 09/06/2024	4,148,000	4,416,778
BAT International Finance PLC (United Kingdom), 1.67%, 03/25/2026	4,112,000	4,125,025
Imperial Brands Finance PLC (United Kingdom), 3.13%, 07/26/2024(b)	3,882,000	4,136,267
Philip Morris International, Inc., 1.13%, 05/01/2023	3,624,000	3,684,941
0.88%, 05/01/2026	13,975,000	13,764,174
		37,015,995
Trading Companies & Distributors–0.13%
Air Lease Corp., 2.30%, 02/01/2025	4,000,000	4,091,051
Trucking–1.99%
Aviation Capital Group LLC, 0.88% (3 mo. USD LIBOR + 0.67%), 07/30/2021(b)(d)	1,860,000	1,858,104
DAE Funding LLC (United Arab Emirates), 2.63%, 03/20/2025(b)	1,182,000	1,200,439
Penske Truck Leasing Co. L.P./PTL Finance Corp., 3.65%, 07/29/2021(b)	21,478,000	21,699,156
3.45%, 07/01/2024(b)	5,542,000	6,002,356
4.00%, 07/15/2025(b)	4,719,000	5,263,801
1.20%, 11/15/2025(b)	4,335,000	4,307,070
Ryder System, Inc., 2.50%, 09/01/2024	5,974,000	6,318,890
4.63%, 06/01/2025	5,716,000	6,507,555
3.35%, 09/01/2025	7,704,000	8,413,083
		61,570,454
Wireless Telecommunication Services–1.01%
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, Class A-1, 3.36%, 09/20/2021(b)	3,319,313	3,349,402
4.74%, 03/20/2025(b)	12,282,000	13,275,307
T-Mobile USA, Inc., 2.25%, 02/15/2026	4,337,000	4,325,724
VEON Holdings B.V. (Netherlands), 4.00%, 04/09/2025(b)	3,501,000	3,703,585
Vodafone Group PLC (United Kingdom), 3.75%, 01/16/2024	5,888,000	6,425,144
		31,079,162
Total U.S. Dollar Denominated Bonds & Notes (Cost $2,100,640,588)		2,161,671,157
Asset-Backed Securities–19.85%
ALM VII Ltd., Series 2012-7A, Class A1A2, 1.41% (3 mo. USD LIBOR + 1.17%), 07/15/2029(b)(d)	2,230,600	2,233,489
	Principal Amount	Value
American Credit Acceptance Receivables Trust, Series 2017-4, Class D, 3.57%, 01/10/2024(b)	$1,741,630	$1,761,357
Series 2018-2, Class C, 3.70%, 07/10/2024(b)	394,938	395,961
Series 2018-3, Class D, 4.14%, 10/15/2024(b)	340,000	347,530
Series 2018-4, Class C, 3.97%, 01/13/2025(b)	1,177,958	1,187,882
Series 2019-1, Class C, 3.50%, 04/14/2025(b)	1,528,377	1,551,830
Series 2019-2, Class D, 3.41%, 06/12/2025(b)	1,935,000	2,007,562
Series 2019-3, Class C, 2.76%, 09/12/2025(b)	2,145,000	2,181,540
AmeriCredit Automobile Receivables Trust, Series 2017-2, Class D, 3.42%, 04/18/2023	3,075,000	3,149,109
Series 2017-4, Class D, 3.08%, 12/18/2023	1,480,000	1,530,882
Series 2018-3, Class C, 3.74%, 10/18/2024	3,465,000	3,638,449
Series 2019-2, Class C, 2.74%, 04/18/2025	1,335,000	1,390,255
Series 2019-2, Class D, 2.99%, 06/18/2025	3,700,000	3,894,490
Series 2019-3, Class D, 2.58%, 09/18/2025	1,830,000	1,909,824
Angel Oak Mortgage Trust, Series 2019-3, Class A1, 2.93%, 05/25/2059(b)(h)	4,754,062	4,791,200
Series 2020-1, Class A1, 2.47%, 12/25/2059(b)(h)	3,215,102	3,259,835
Series 2020-3, Class A1, 1.69%, 04/25/2065(b)(h)	8,946,237	9,058,351
Angel Oak Mortgage Trust I LLC, Series 2018-3, Class A1, 3.65%, 09/25/2048(b)(h)	2,783,617	2,823,563
Series 2019-2, Class A1, 3.63%, 03/25/2049(b)(h)	3,939,407	4,038,618
Angel Oak Mortgage Trust LLC, Series 2020-5, Class A1, 1.37%, 05/25/2065(b)(h)	5,838,852	5,891,609
Bain Capital Credit CLO Ltd., Series 2017-2A, Class AR, 1.47% (3 mo. USD LIBOR +
1.25%), 07/25/2030(b)(d)	11,806,754	11,815,077
Banc of America Mortgage Trust, Series 2004-D, Class 2A2, 3.78%, 05/25/2034(h)	24,700	25,257
Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-6, Class 1A3, 2.40%, 08/25/2033(h)	41,960	42,846
Series 2005-9, Class A1, 2.41% (1 yr. U.S. Treasury Yield Curve Rate + 2.30%), 10/25/2035(d)	176,114	179,887
Series 2006-1, Class A1, 2.37% (1 yr. U.S. Treasury Yield Curve Rate + 2.25%), 02/25/2036(d)	379,538	394,182
Benchmark Mortgage Trust, Series 2018-B1, Class XA, IO, 0.52%, 01/15/2051(i)	26,189,459	750,315

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Short Term Bond Fund

	Principal
	Amount	Value
Capital Auto Receivables Asset Trust,
Series 2017-1, Class D, 3.15%,
02/20/2025(b)	$435,000	$440,309
Capital Lease Funding Securitization
L.P., Series 1997-CTL1, Class IO,
1.51%, 06/22/2024(b)(i)	102,981	999
CarMax Auto Owner Trust,
Series 2017-1, Class D, 3.43%,
07/17/2023	2,345,000	2,348,463
Series 2017-4, Class D, 3.30%,
05/15/2024	1,120,000	1,143,350
Series 2018-1, Class D, 3.37%,
07/15/2024	810,000	833,012
Series 2018-3, Class A3, 3.13%,
06/15/2023	6,373,045	6,476,532
Series 2018-4, Class C, 3.85%,
07/15/2024	1,170,000	1,235,065
CCG Receivables Trust,
Series 2018-1, Class B, 3.09%,
06/16/2025(b)	1,030,000	1,036,338
Series 2018-1, Class C, 3.42%,
06/16/2025(b)	290,000	292,088
Series 2018-2, Class C, 3.87%,
12/15/2025(b)	755,000	776,000
Series 2019-1, Class B, 3.22%,
09/14/2026(b)	2,540,000	2,635,787
Series 2019-1, Class C, 3.57%,
09/14/2026(b)	555,000	575,892
Series 2019-2, Class B, 2.55%,
03/15/2027(b)	1,445,000	1,483,766
Series 2019-2, Class C, 2.89%,
03/15/2027(b)	695,000	713,059
CD Mortgage Trust, Series 2017-
CD6, Class XA, IO, 0.92%,
11/13/2050(i)	8,763,841	354,369
CGDBB Commercial Mortgage Trust,
Series 2017-BIOC, Class A,
0.90% (1 mo. USD LIBOR +
0.79%), 07/15/2032(b)(d)	5,595,453	5,604,242
Series 2017-BIOC, Class C,
1.16% (1 mo. USD LIBOR +
1.05%), 07/15/2032(b)(d)	3,608,496	3,614,158
Series 2017-BIOC, Class D,
1.71% (1 mo. USD LIBOR +
1.60%), 07/15/2032(b)(d)	2,204,380	2,208,828
Chase Home Lending Mortgage Trust,
Series 2019-ATR1, Class A15,
4.00%, 04/25/2049(b)(h)	337,257	348,413
Series 2019-ATR2, Class A3,
3.50%, 07/25/2049(b)(h)	4,835,824	4,999,739
Chase Mortgage Finance Trust,
Series 2005-A2, Class 1A3,
3.05%, 01/25/2036(h)	373,989	359,781
CHL Mortgage Pass-Through Trust,
Series 2005-17, Class 1A8,
5.50%, 09/25/2035	344,089	350,142
Series 2005-JA, Class A7,
5.50%, 11/25/2035	378,082	374,523
CIFC Funding Ltd., Series 2014-5A,
Class A1R2, 1.42% (3 mo. USD
LIBOR + 1.20%),
10/17/2031(b)(d)	2,390,000	2,391,425
	Principal
	Amount	Value
Citigroup Commercial Mortgage Trust,
Series 2013-GC17, Class XA, IO,
1.03%, 11/10/2046(i)	$11,307,444	$263,584
Series 2014-GC21, Class AA,
3.48%, 05/10/2047	683,749	717,058
Series 2017-C4, Class XA, IO,
1.08%, 10/12/2050(i)	23,083,841	1,183,901
Citigroup Mortgage Loan Trust, Inc.,
Series 2004-UST1, Class A4,
2.11%, 08/25/2034(h)	94,431	91,965
Series 2006-AR1, Class 1A1,
2.48% (1 yr. U.S. Treasury Yield
Curve Rate + 2.40%),
10/25/2035(d)	778,992	814,413
Series 2019-IMC1, Class A1,
2.72%, 07/25/2049(b)(h)	5,144,871	5,255,503
CNH Equipment Trust,
Series 2017-C, Class B, 2.54%,
05/15/2025	750,000	760,086
COLT Mortgage Loan Trust,
Series 2020-1, Class A1, 2.49%,
02/25/2050(b)(h)	6,474,925	6,561,720
Series 2020-1, Class A2, 2.69%,
02/25/2050(b)(h)	1,661,145	1,683,015
Series 2020-1R, Class A1,
1.26%, 09/25/2065(b)(h)	3,231,597	3,252,739
Series 2020-2, Class A1, 1.85%,
03/25/2065(b)(h)	4,420,193	4,489,993
Commercial Mortgage Trust,
Series 2012-CR5, Class XA, IO,
1.51%, 12/10/2045(i)	11,639,211	260,420
Series 2014-CR20, Class ASB,
3.31%, 11/10/2047	533,374	558,594
Credit Suisse Mortgage Capital Ctfs.,
Series 2020-SPT1, Class A1,
1.62%, 04/25/2065(b)(g)	6,695,327	6,749,320
Credit Suisse Mortgage Trust,
Series 2020-AFC1, Class A1,
2.24%, 02/25/2050(b)(h)	10,657,571	10,885,665
Series 2021-NQM1, Class A1,
0.81%, 05/25/2065(b)(h)	2,711,870	2,714,008
CSWF, Series 2018-TOP, Class B,
1.41% (1 mo. USD LIBOR +
1.30%), 08/15/2035(b)(d)	1,411,417	1,414,184
DB Master Finance LLC,
Series 2019-1A, Class A2I,
3.79%, 05/20/2049(b)	8,865,000	9,109,512
Deephaven Residential Mortgage Trust,
Series 2017-2A, Class A2,
2.61%, 06/25/2047(b)(h)	91,430	91,796
Series 2017-2A, Class A3,
2.71%, 06/25/2047(b)(h)	99,544	99,855
Series 2019-4A, Class A1,
2.79%, 10/25/2059(b)(h)	1,972,318	1,998,588
Dell Equipment Finance Trust,
Series 2018-1, Class B, 3.34%,
06/22/2023(b)	1,040,000	1,044,160
Series 2019-1, Class C, 3.14%,
03/22/2024(b)	4,465,000	4,552,631
Series 2019-2, Class D, 2.48%,
04/22/2025(b)	1,530,000	1,554,879

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco Short Term Bond Fund

	Principal
	Amount	Value
Drive Auto Receivables Trust,
Series 2016-CA, Class D, 4.18%,
03/15/2024(b)	$707,203	$712,739
Series 2017-1, Class D, 3.84%,
03/15/2023	1,390,224	1,404,737
Series 2018-2, Class D, 4.14%,
08/15/2024	2,490,809	2,557,323
Series 2018-3, Class D, 4.30%,
09/16/2024	2,560,000	2,639,826
Series 2018-5, Class C, 3.99%,
01/15/2025	2,524,326	2,575,060
Series 2019-1, Class C, 3.78%,
04/15/2025	4,467,485	4,530,909
Series 2019-3, Class C, 2.90%,
08/15/2025	2,525,000	2,592,333
Series 2019-3, Class D, 3.18%,
10/15/2026	2,885,000	3,017,358
DT Auto Owner Trust,
Series 2017-1A, Class E, 5.79%,
02/15/2024(b)	3,012,969	3,021,340
Series 2017-3A, Class E, 5.60%,
08/15/2024(b)	2,400,000	2,462,734
Series 2017-4A, Class D, 3.47%,
07/17/2023(b)	312,960	313,790
Series 2017-4A, Class E, 5.15%,
11/15/2024(b)	2,785,000	2,833,811
Series 2018-2A, Class D, 4.15%,
03/15/2024(b)	1,185,000	1,210,589
Series 2018-3A, Class C, 3.79%,
07/15/2024(b)	1,104,844	1,116,050
Series 2019-3A, Class C, 2.74%,
04/15/2025(b)	2,890,000	2,947,666
Ellington Financial Mortgage Trust,
Series 2020-1, Class A1, 2.01%,
05/25/2065(b)(h)	2,026,285	2,063,036
Series 2021-1, Class A1, 0.80%,
02/25/2066(b)(h)	3,580,000	3,596,581
Exeter Automobile Receivables Trust,
Series 2019-1A, Class D, 4.13%,
12/16/2024(b)	4,215,000	4,384,589
Series 2019-2A, Class C, 3.30%,
03/15/2024(b)	4,309,000	4,383,891
Series 2019-4A, Class D, 2.58%,
09/15/2025(b)	3,225,000	3,331,808
FREMF Mortgage Trust,
Series 2012-K23, Class C,
3.66%, 10/25/2045(b)(h)	5,250,000	5,420,152
Series 2013-K25, Class C,
3.62%, 11/25/2045(b)(h)	2,362,000	2,445,868
Series 2013-K26, Class C,
3.60%, 12/25/2045(b)(h)	1,642,030	1,711,256
Series 2013-K27, Class C,
3.50%, 01/25/2046(b)(h)	530,000	550,415
Series 2013-K28, Class C,
3.49%, 06/25/2046(b)(h)	530,000	553,928
Series 2013-K29, Class C,
3.48%, 05/25/2046(b)(h)	1,915,000	1,997,795
Series 2013-K30, Class C,
3.56%, 06/25/2045(b)(h)	917,000	961,152
Series 2015-K721, Class B,
3.68%, 11/25/2047(b)(h)	1,150,000	1,195,289
Series 2017-K724, Class B,
3.60%, 11/25/2023(b)(h)	1,395,000	1,486,792
	Principal
	Amount	Value
Galton Funding Mortgage Trust,
Series 2018-2, Class A41,
4.50%, 10/25/2058(b)(h)	$1,352,254	$1,375,536
Series 2019-H1, Class A1,
2.66%, 10/25/2059(b)(h)	1,841,677	1,882,028
GCAT Trust,
Series 2019-NQM2, Class A1,
2.86%, 09/25/2059(b)(g)	3,665,381	3,731,734
Series 2019-NQM3, Class A1,
2.69%, 11/25/2059(b)(h)	6,482,611	6,678,807
Series 2020-NQM2, Class A1,
1.56%, 04/25/2065(b)(g)	2,906,367	2,933,718
GM Financial Automobile Leasing
Trust, Series 2019-1, Class D,
3.95%, 05/22/2023	4,000,000	4,059,230
GMF Floorplan Owner Revolving Trust,
Series 2018-4, Class B, 3.68%,
09/15/2023(b)	2,725,000	2,771,365
Series 2018-4, Class C, 3.88%,
09/15/2023(b)	3,405,000	3,462,314
GoldenTree Loan Management US
CLO 1 Ltd., Series 2021-9A,
Class A, 1.00% (3 mo. USD LIBOR
+ 1.07%), 01/20/2033(b)(d)	6,000,000	6,006,808
GoldenTree Loan Management US
CLO 2 Ltd., Series 2017-2A,
Class A, 1.37% (3 mo. USD LIBOR
+ 1.15%), 11/28/2030(b)(d)	6,022,000	6,028,013
Golub Capital Partners CLO 35(B)
Ltd., Class 2017-35A, Class AR,
1.41% (3 mo. USD LIBOR +
1.19%), 07/20/2029(b)(d)	9,000,000	9,013,182
GS Mortgage Securities Trust,
Series 2012-GC6, Class A3,
3.48%, 01/10/2045	1,260,241	1,274,500
Series 2012-GC6, Class AS,
4.95%, 01/10/2045(b)	2,500,000	2,561,405
Series 2013-GCJ12, Class AAB,
2.68%, 06/10/2046	157,428	160,405
Series 2014-GC18, Class AAB,
3.65%, 01/10/2047	566,405	589,743
GSR Mortgage Loan Trust,
Series 2005-AR, Class 6A1,
3.26%, 07/25/2035(h)	78,194	81,295
Hertz Vehicle Financing II L.P.,
Series 2018-1A, Class A, 3.29%,
02/25/2024(b)	611,520	615,186
Series 2019-1A, Class A, 3.71%,
03/25/2023(b)	2,012,959	2,022,574
Series 2019-2A, Class A, 3.42%,
05/25/2025(b)	1,149,458	1,155,756
Hilton Grand Vacations Trust,
Series 2019 AA, Class A, 2.34%,
07/25/2033(b)	3,027,452	3,132,528
Home Partners of America Trust,
Series 2018-1, Class A, 1.01%
(1 mo. USD LIBOR + 0.90%),
07/17/2037(b)(d)	1,493,595	1,497,933
Series 2018-1, Class B, 1.21%
(1 mo. USD LIBOR + 1.10%),
07/17/2037(b)(d)	2,970,000	2,982,010
Series 2018-1, Class C, 1.36%
(1 mo. USD LIBOR + 1.25%),
07/17/2037(b)(d)	1,350,000	1,355,627

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco Short Term Bond Fund

	Principal
	Amount	Value
HomeBanc Mortgage Trust,
Series 2005-3, Class A2, 0.74%
(1 mo. USD LIBOR + 0.62%),
07/25/2035(d)	$29,932	$30,108
Homeward Opportunities Fund I
Trust, Series 2019-1, Class A1,
3.45%, 01/25/2059(b)(h)	4,958,306	5,022,553
ICG US CLO Ltd., Series 2016-1A,
Class A1R, 1.35% (3 mo. USD
LIBOR + 1.14%),
07/29/2028(b)(d)	2,626,257	2,629,660
Invitation Homes Trust,
Series 2017-SFR2, Class A,
0.96% (1 mo. USD LIBOR +
0.85%), 12/17/2036(b)(d)	2,471,615	2,481,934
Series 2017-SFR2, Class B,
1.26% (1 mo. USD LIBOR +
1.15%), 12/17/2036(b)(d)	1,441,000	1,445,585
Series 2017-SFR2, Class C,
1.56% (1 mo. USD LIBOR +
1.45%), 12/17/2036(b)(d)	2,758,000	2,764,920
Series 2017-SFR2, Class D,
1.91% (1 mo. USD LIBOR +
1.80%), 12/17/2036(b)(d)	2,101,916	2,108,734
JP Morgan Chase Commercial Mortgage
Securities Trust,
Series 2013-C16, Class AS,
4.52%, 12/15/2046	2,335,000	2,534,533
Series 2016-JP3, Class A2,
2.43%, 08/15/2049	1,302,392	1,312,980
JP Morgan Mortgage Trust,
Series 2007-A1, Class 5A1,
2.58%, 07/25/2035(h)	271,323	278,099
JPMBB Commercial Mortgage
Securities Trust, Series 2015-
C27, Class XA, IO, 1.16%,
02/15/2048(i)	27,686,422	1,067,588
KNDL Mortgage Trust,
Series 2019-KNSQ, Class A,
0.91% (1 mo. USD LIBOR +
0.80%), 05/15/2036(b)(d)	7,750,000	7,773,504
Series 2019-KNSQ, Class C,
1.16% (1 mo. USD LIBOR +
1.05%), 05/15/2036(b)(d)	4,250,000	4,260,207
Lehman Structured Securities Corp.,
Series 2002-GE1, Class A,
0.00%, 07/26/2024(b)(h)	26,023	16,876
Master Credit Card Trust II,
Series 2020-1A, Class A, 1.99%,
09/21/2024(b)	15,000,000	15,507,351
Mercedes-Benz Auto Lease Trust,
Series 2019-A, Class A3, 3.10%,
11/15/2021	1,051,946	1,055,311
Merrill Lynch Mortgage Investors
Trust, Series 2005-3, Class 3A,
2.54%, 11/25/2035(h)	590,867	597,324
MMAF Equipment Finance LLC,
Series 2020-A, Class A2, 0.74%,
04/09/2024(b)	5,250,000	5,274,519
Series 2020-A, Class A3, 0.97%,
04/09/2027(b)	5,800,000	5,858,183
Morgan Stanley Bank of America
Merrill Lynch Trust,
Series 2013-C9, Class AS,
3.46%, 05/15/2046	2,235,000	2,340,263
	Principal
	Amount	Value
Morgan Stanley Capital I Trust,
Series 2011-C2, Class A4,
4.66%, 06/15/2044(b)	$724,210	$731,404
Series 2017-CLS, Class A, 0.81%
(1 mo. USD LIBOR + 0.70%),
11/15/2034(b)(d)	8,028,000	8,036,994
Series 2017-CLS, Class B, 0.96%
(1 mo. USD LIBOR + 0.85%),
11/15/2034(b)(d)	3,944,000	3,948,412
Series 2017-CLS, Class C, 1.11%
(1 mo. USD LIBOR + 1.00%),
11/15/2034(b)(d)	2,676,000	2,678,987
Series 2017-HR2, Class XA, IO,
0.79%, 12/15/2050(i)	8,666,594	372,801
MVW LLC, Series 2019-2A, Class A,
2.22%, 10/20/2038(b)	3,424,205	3,540,832
MVW Owner Trust, Series 2019-1A,
Class A, 2.89%, 11/20/2036(b)	2,638,458	2,718,302
Navistar Financial Dealer Note Master
Owner Trust II,
Series 2019-1, Class C, 1.07%
(1 mo. USD LIBOR + 0.95%),
05/25/2024(b)(d)	305,000	305,196
Series 2019-1, Class D, 1.57%
(1 mo. USD LIBOR + 1.45%),
05/25/2024(b)(d)	290,000	290,454
Neuberger Berman Loan Advisers
CLO 24 Ltd., Series 2017-24A,
Class AR, 1.24% (3 mo. USD
LIBOR + 1.02%),
04/19/2030(b)(d)	7,455,000	7,448,197
New Residential Mortgage Loan Trust,
Series 2019-NQM4, Class A1,
2.49%, 09/25/2059(b)(h)	2,619,348	2,673,977
Series 2020-NQM1, Series A1,
2.46%, 01/26/2060(b)(h)	3,692,253	3,772,983
OBX Trust, Series 2019-EXP1,
Class 1A3, 4.00%,
01/25/2059(b)(h)	1,456,659	1,495,805
OCP CLO Ltd. (Cayman Islands),
Series 2017-13A, Class A1A,
1.50% (3 mo. USD LIBOR +
1.26%), 07/15/2030(b)(d)	5,145,000	5,154,325
Series 2020-8RA, Class A1,
1.44% (3 mo. USD LIBOR +
1.22%), 01/17/2032(b)(d)	9,602,000	9,602,187
Octagon Investment Partners 49
Ltd., Series 2020-5A, Class A1,
1.43% (3 mo. USD LIBOR +
1.22%), 01/15/2033(b)(d)	8,832,000	8,832,166
OHA Loan Funding Ltd.,
Series 2016-1A, Class AR,
1.48% (3 mo. USD LIBOR +
1.26%), 01/20/2033(b)(d)	7,550,413	7,561,585
PPM CLO 3 Ltd., Series 2019-3A,
Class A, 1.62% (3 mo. USD LIBOR
+ 1.40%), 07/17/2030(b)(d)	3,874,000	3,881,100
Prestige Auto Receivables Trust,
Series 2019-1A, Class C, 2.70%,
10/15/2024(b)	1,560,000	1,603,421
Progress Residential Trust,
Series 2020-SFR1, Class A,
1.73%, 04/17/2037(b)	5,005,000	5,093,625
RALI Trust, Series 2006-QS13,
Class 1A8, 6.00%, 09/25/2036	5,103	4,850

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco Short Term Bond Fund

	Principal
	Amount	Value
RBSSP Resecuritization Trust,
Series 2010-1, Class 2A1,
2.86%, 07/26/2045(b)(h)	$17,144	$17,307
Residential Mortgage Loan Trust,
Series 2019-3, Class A1, 2.63%,
09/25/2059(b)(h)	1,349,226	1,377,487
Series 2020-1, Class A1, 2.38%,
02/25/2024(b)(h)	3,123,630	3,175,451
Santander Drive Auto Receivables Trust,
Series 2017-1, Class E, 5.05%,
07/15/2024(b)	4,585,000	4,635,156
Series 2017-2, Class D, 3.49%,
07/17/2023	982,372	984,327
Series 2017-3, Class D, 3.20%,
11/15/2023	3,151,271	3,195,414
Series 2018-1, Class D, 3.32%,
03/15/2024	1,195,000	1,220,166
Series 2018-2, Class D, 3.88%,
02/15/2024	2,015,000	2,075,286
Series 2018-5, Class C, 3.81%,
12/16/2024	1,601,826	1,616,430
Series 2019-2, Class D, 3.22%,
07/15/2025	2,675,000	2,781,543
Series 2019-3, Class D, 2.68%,
10/15/2025	2,230,000	2,294,341
Santander Retail Auto Lease Trust,
Series 2019-A, Class C, 3.30%,
05/22/2023(b)	4,295,000	4,408,313
Series 2019-B, Class C, 2.77%,
08/21/2023(b)	1,555,000	1,598,809
Series 2019-C, Class C, 2.39%,
11/20/2023(b)	2,845,000	2,916,710
Sequoia Mortgage Trust,
Series 2013-3, Class A1, 2.00%,
03/25/2043(h)	976,574	986,187
Series 2013-4, Class A3, 1.55%,
04/25/2043(h)	294,017	294,566
Series 2013-6, Class A2, 3.00%,
05/25/2043(h)	1,439,943	1,460,373
Series 2013-7, Class A2, 3.00%,
06/25/2043(h)	823,882	835,896
Sierra Timeshare Receivables
Funding LLC, Series 2019-3A,
Class A, 2.34%, 08/20/2036(b)	3,976,289	4,065,323
Star Trust, Series 2021-SFR1,
Class A, 0.71% (1 mo. USD LIBOR
+ 0.60%), 04/17/2038(b)(d)	18,640,000	18,657,149
Starwood Mortgage Residential Trust,
Series 2020-1, Class A1, 2.28%,
02/25/2050(b)(h)	2,049,583	2,094,280
Series 2020-INV1, Class A1,
1.03%, 11/25/2055(b)(h)	4,795,232	4,817,256
Structured Asset Securities Corp
Pass-Through Ctfs.,
Series 2002-AL1, Class AIO,
3.45%, 02/25/2032(h)	895,973	92,249
Taconic Park CLO Ltd.,
Series 2016-1A, Class A1R,
1.22% (3 mo. USD LIBOR +
1.00%), 01/20/2029(b)(d)	12,119,000	12,134,149
TICP CLO XV Ltd., Series 2020-15A,
Class A, 1.50% (3 mo. USD LIBOR
+ 1.28%), 04/20/2033(b)(d)	7,162,000	7,186,596
	Principal
	Amount	Value
Towd Point Mortgage Trust,
Series 2016-3, Class A1, 2.25%,
04/25/2056(b)(h)	$548,121	$553,343
Series 2017-2, Class A1, 2.75%,
04/25/2057(b)(h)	2,802,532	2,850,271
UBS Commercial Mortgage Trust,
Series 2017-C5, Class XA, IO,
1.00%, 11/15/2050(i)	14,949,305	698,125
United Auto Credit Securitization
Trust, Series 2019-1, Class C,
3.16%, 08/12/2024(b)	1,148,490	1,153,200
Vendee Mortgage Trust,
Series 1995-2B, Class 2, IO,
0.79%, 06/15/2025(j)	906,928	10,236
Verus Securitization Trust,
Series 2019-1, Class A1, 3.84%,
02/25/2059(b)(h)	2,916,491	2,938,075
Series 2019-2, Class A1, 3.21%,
05/25/2059(b)(h)	8,346,093	8,397,760
Series 2020-1, Class A1, 2.42%,
01/25/2060(b)(g)	8,343,711	8,509,942
Series 2020-INV1, Class A1,
1.98%, 03/25/2060(b)(h)	1,717,886	1,751,119
Series 2021-1, Class A1B,
1.32%, 01/25/2066(b)(h)	6,660,000	6,706,546
Series 2021-R1, Class A1,
0.82%, 10/25/2063(b)(h)	7,736,855	7,753,777
Visio Trust, Series 2020-1R,
Class A1, 1.31%, 11/25/2055(b)	4,513,846	4,553,279
WaMu Mortgage Pass-Through Ctfs.
Trust,
Series 2003-AR10, Class A7,
2.56%, 10/25/2033(h)	139,826	143,034
Series 2005-AR14, Class 1A4,
2.89%, 12/25/2035(h)	56,386	58,099
Series 2005-AR16, Class 1A1,
2.74%, 12/25/2035(h)	255,884	260,437
Wells Fargo Commercial Mortgage Trust,
Series 2015-NXS1, Class A2,
2.63%, 05/15/2048	202,525	202,518
Series 2017-C42, Class XA, IO,
0.88%, 12/15/2050(i)	12,046,805	598,194
Wendy’s Funding LLC,
Series 2019-1A, Class A2I,
3.78%, 06/15/2049(b)	6,755,000	7,132,276
Westlake Automobile Receivables Trust,
Series 2018-2A, Class C, 3.50%,
01/16/2024(b)	542,673	543,753
Series 2019-2A, Class C, 2.84%,
07/15/2024(b)	2,805,000	2,871,351
Series 2019-3A, Class C, 2.49%,
10/15/2024(b)	3,590,000	3,669,112
WFRBS Commercial Mortgage Trust,
Series 2011-C3, Class XA, IO,
1.20%, 03/15/2044(b)(i)	1,128,115	229
Series 2012-C10, Class XA,
1.52%, 12/15/2045(b)(h)	3,336,182	77,098
Series 2012-C6, Class XA,
2.05%, 04/15/2045(b)(h)	1,969,283	14,202
Series 2013-C16, Class B,
5.02%, 09/15/2046(h)	4,500,000	4,711,722

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19	Invesco Short Term Bond Fund

	Principal
	Amount	Value
World Financial Network Credit Card
Master Trust,
Series 2019-A, Class A, 3.14%,
12/15/2025	$1,000,000	$1,027,305
Series 2019-B, Class A, 2.49%,
04/15/2026	3,665,000	3,766,982
Series 2019-C, Class A, 2.21%,
07/15/2026	3,130,000	3,222,455
Total Asset-Backed Securities
(Cost $608,154,608)		613,548,322
U.S. Treasury Securities–5.47%
U.S. Treasury Bills–0.17%
0.03%, 07/15/2021(k)(l)	5,390,000	5,389,287
U.S. Treasury Notes–5.30%
0.13%, 01/31/2023	27,121,700	27,120,641
0.13%, 02/15/2024	47,848,400	47,644,670
0.38%, 01/31/2026	90,475,700	89,019,607
		163,784,918
Total U.S. Treasury Securities
(Cost $170,348,878)		169,174,205

U.S. Government Sponsored Agency Mortgage-Backed Securities–1.10%
Collateralized Mortgage Obligations–0.66%
Fannie Mae Interest STRIPS,
IO,
7.50%, 05/25/2023 to
11/25/2029(j)	772,234	123,964
6.50%, 02/25/2032 to
07/25/2032(j)	375,434	62,959
6.00%, 12/25/2032 to
09/25/2035(j)	949,912	159,751
5.50%, 11/25/2033 to
06/25/2035(j)	724,837	124,710
PO,
0.00%, 09/25/2032(m)	30,373	28,545
Fannie Mae REMICs,
7.50%, 09/25/2022	120,579	124,885
6.50%, 06/25/2023 to
11/25/2029	127,190	140,819
1.12% (1 mo. USD LIBOR +
1.00%), 04/25/2032(d)	52,453	53,648
0.61% (1 mo. USD LIBOR +
0.50%), 10/18/2032(d)	25,521	25,667
0.52% (1 mo. USD LIBOR +
0.40%), 11/25/2033 to
03/25/2042(d)	139,370	140,195
5.50%, 04/25/2035 to
07/25/2046(j)	4,380,828	3,797,429
24.14% (24.57% - (3.67 x 1
mo. USD LIBOR)), 03/25/2036(d)	91,989	145,962
23.77% (24.20% - (3.67 x 1
mo. USD LIBOR)), 06/25/2036(d)	354,112	555,974
23.77% (24.20% - (3.67 x 1
mo. USD LIBOR)), 06/25/2036(d)	46,274	71,414
5.00%, 04/25/2040 to
09/25/2047(d)(j)	9,242,962	1,728,075
4.00%, 03/25/2041 to
08/25/2047(j)	2,544,115	276,313
0.57% (1 mo. USD LIBOR +
0.45%), 02/25/2047(d)	70,113	70,785
	Principal
	Amount	Value
Collateralized Mortgage Obligations–(continued)
IO,
6.58% (1 mo. USD LIBOR +
6.70%), 02/25/2024 to
02/25/2035(d)(j)	$934,355	$182,761
3.00%, 11/25/2027(j)	1,579,548	92,670
7.79% (7.90% - 1 mo. USD
LIBOR), 11/18/2031 to
12/18/2031(d)(j)	207,751	41,611
7.78% (7.90% - 1 mo. USD
LIBOR), 11/25/2031(d)(j)	39,958	8,251
7.83% (1 mo. USD LIBOR +
7.95%), 01/25/2032 to
07/25/2032(d)(j)	250,832	45,210
7.89% (8.00% - 1 mo. USD
LIBOR), 03/18/2032(d)(j)	80,435	17,984
7.98% (1 mo. USD LIBOR +
8.10%), 03/25/2032 to
04/25/2032(d)(j)	114,474	25,010
6.88% (7.00% - 1 mo. USD
LIBOR), 04/25/2032(d)(j)	76,105	14,244
7.68% (7.80% - 1 mo. USD
LIBOR), 04/25/2032(d)(j)	38,320	8,023
7.88% (8.00% - 1 mo. USD
LIBOR), 07/25/2032 to
09/25/2032(d)(j)	252,059	54,771
7.99% (1 mo. USD LIBOR +
8.10%), 12/18/2032(d)(j)	176,684	34,627
8.13% (8.25% - 1 mo. USD
LIBOR), 02/25/2033 to
05/25/2033(d)(j)	216,945	51,201
7.00%, 04/25/2033(j)	1,098,463	212,833
5.93% (6.05% - 1 mo. USD
LIBOR), 03/25/2035 to
07/25/2038(d)(j)	495,541	82,659
6.63% (6.75% - 1 mo. USD
LIBOR), 03/25/2035 to
05/25/2035(d)(j)	362,761	53,604
6.48% (1 mo. USD LIBOR +
6.60%), 05/25/2035(d)(j)	215,347	34,412
3.50%, 08/25/2035(j)	4,610,198	581,785
6.42% (1 mo. USD LIBOR +
6.54%), 06/25/2037(d)(j)	162,406	31,443
6.43% (6.55% - 1 mo. USD
LIBOR), 10/25/2041(d)(j)	528,655	108,530
6.03% (6.15% - 1 mo. USD
LIBOR), 12/25/2042(d)(j)	1,030,941	203,496
4.50%, 02/25/2043(j)	308,958	51,251
Freddie Mac Multifamily Structured
Pass-Through Ctfs.,
Series KC02, Class X1, IO,
0.50%, 03/25/2024(i)	59,547,013	622,058
Series KC03, Class X1, IO,
0.63%, 11/25/2024(i)	37,514,261	605,071
Series K734, Class X1, IO,
0.65%, 02/25/2026(i)	27,678,573	781,128
Series K735, Class X1,
1.10%, 05/25/2026(h)	27,139,775	1,236,336
Series K093, Class X1, IO,
0.95%, 05/25/2029(i)	22,362,639	1,552,815

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20	Invesco Short Term Bond Fund

	Principal
	Amount	Value
Collateralized Mortgage Obligations–(continued)
Freddie Mac REMICs,
1.91% (COF 11 + 1.45%),
12/15/2023(d)	$433,131	$439,780
6.50%, 04/15/2028 to
06/15/2032	957,056	1,106,188
6.00%, 01/15/2029 to
04/15/2029	474,622	537,232
7.50%, 09/15/2029	69,869	81,704
8.00%, 03/15/2030	39,018	46,768
1.06% (1 mo. USD LIBOR +
0.95%), 08/15/2031 to
01/15/2032(d)	77,620	79,319
1.11% (1 mo. USD LIBOR +
1.00%), 12/15/2031 to
03/15/2032(d)	163,057	166,181
0.61% (1 mo. USD LIBOR +
0.50%), 01/15/2033(d)	3,560	3,603
5.00%, 08/15/2035	1,583,676	1,821,456
4.00%, 06/15/2038 to
03/15/2045(j)	1,588,561	305,091
IO,
5.89% (1 mo. USD LIBOR +
6.00%), 03/15/2024 to
04/15/2038(d)(j)	338,806	27,282
3.00%, 06/15/2027 to
12/15/2027(j)	5,164,215	309,377
2.50%, 05/15/2028(j)	1,016,757	55,978
8.59% (8.70% - 1 mo. USD
LIBOR), 07/17/2028(d)(j)	57,846	5,297
7.94% (1 mo. USD LIBOR +
8.05%), 02/15/2029(d)(j)	207,161	35,471
7.64% (1 mo. USD LIBOR +
7.75%), 06/15/2029(d)(j)	192,339	29,628
7.99% (8.10% - 1 mo. USD
LIBOR), 06/15/2029 to
09/15/2029(d)(j)	122,498	22,066
6.59% (6.70% - 1 mo. USD
LIBOR), 01/15/2035(d)(j)	530,163	90,384
6.64% (6.75% - 1 mo. USD
LIBOR), 02/15/2035(d)(j)	125,009	20,721
6.61% (6.72% - 1 mo. USD
LIBOR), 05/15/2035(d)(j)	394,311	60,426
6.04% (6.15% - 1 mo. USD
LIBOR), 07/15/2035(d)(j)	571,378	75,243
6.89% (7.00% - 1 mo. USD
LIBOR), 12/15/2037(d)(j)	71,885	15,283
5.96% (6.07% - 1 mo. USD
LIBOR), 05/15/2038(d)(j)	988,945	181,687
6.14% (1 mo. USD LIBOR +
6.25%), 12/15/2039(d)(j)	188,755	33,408
5.99% (6.10% - 1 mo. USD
LIBOR), 01/15/2044(d)(j)	1,306,882	180,016
Freddie Mac STRIPS,
IO,
3.00%, 12/15/2027(j)	2,236,096	155,104
3.27%, 12/15/2027(i)	586,867	32,407
6.50%, 02/01/2028(j)	21,470	3,012
7.00%, 09/01/2029(j)	161,174	28,083
7.50%, 12/15/2029(j)	66,158	12,321
6.00%, 12/15/2032(j)	61,067	9,650
		20,335,045
	Principal
	Amount	Value
Federal Home Loan Mortgage Corp. (FHLMC)–0.10%
6.50%, 04/01/2021 to
04/01/2034	$96,175	$108,706
6.00%, 01/01/2022 to
07/01/2024	193,169	213,607
9.00%, 08/01/2022 to
05/01/2025	2,884	3,127
8.50%, 05/01/2024 to
08/17/2026	45,971	46,560
7.00%, 10/25/2024 to
03/01/2035	885,511	1,007,152
7.50%, 01/01/2032 to
02/01/2032	498,631	584,005
5.00%, 07/01/2033 to
06/01/2034	278,418	323,084
5.50%, 09/01/2039	655,432	753,905
ARM,
1.87% (6 mo. USD LIBOR +
1.63%), 07/01/2036(d)	24,922	26,073
3.33% (1 yr. USD LIBOR +
2.14%), 02/01/2037(d)	7,524	8,101
2.45% (1 yr. USD LIBOR +
2.08%), 01/01/2038(d)	7,275	7,641
		3,081,961
Federal National Mortgage Association (FNMA)–0.27%
5.00%, 12/01/2021 to
06/01/2022	1,551	1,624
8.00%, 12/01/2022 to
07/01/2032	108,048	110,925
6.50%, 11/01/2023 to
10/01/2035	1,578,224	1,781,308
7.00%, 11/01/2025 to
08/01/2036	1,939,323	2,195,571
7.50%, 02/01/2027 to
08/01/2033	1,238,490	1,437,862
9.00%, 01/01/2030	34,496	35,231
8.50%, 05/01/2030 to
07/01/2032	102,400	113,900
6.00%, 06/01/2030 to
03/01/2037	1,899,159	2,277,057
5.50%, 02/01/2035 to
05/01/2036	263,427	307,881
ARM,
2.36% (1 yr. U.S. Treasury Yield
Curve Rate + 2.22%),
11/01/2032(d)	18,333	18,469
2.67% (1 yr. U.S. Treasury Yield
Curve Rate + 2.18%),
05/01/2035(d)	39,739	42,290
3.04% (1 yr. USD LIBOR +
1.72%), 03/01/2038(d)	9,859	10,460
		8,332,578

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21	Invesco Short Term Bond Fund

	Principal
	Amount	Value
Government National Mortgage Association (GNMA)–0.07%
8.00%, 02/15/2022 to
08/15/2028	$10,630	$10,690
7.50%, 10/15/2022 to
11/15/2026	26,030	28,034
6.50%, 07/15/2023 to
02/15/2034	532,276	594,757
7.00%, 10/15/2026 to
01/20/2030	92,675	99,575
8.50%, 07/20/2027	38,910	43,775
IO,
6.44% (6.55% - 1 mo. USD
LIBOR), 04/16/2037(d)(j)	965,378	191,480
6.54% (6.65% - 1 mo. USD
LIBOR), 04/16/2041(d)(j)	1,521,099	249,146
4.50%, 09/16/2047(j)	2,899,921	434,940
6.09% (6.20% - 1 mo. USD
LIBOR), 10/16/2047(d)(j)	3,035,743	562,140
		2,214,537
Total U.S. Government Sponsored Agency
Mortgage-Backed Securities
(Cost $32,555,221)		33,964,121
Agency Credit Risk Transfer Notes–0.67%
Connecticut Avenue Securities Trust,
Series 2018-R07, Class 1M2,
2.52% (1 mo. USD LIBOR +
2.40%), 04/25/2031(b)(d)	1,939,134	1,949,046
Series 2019-R02, Class 1M2,
2.42% (1 mo. USD LIBOR +
2.30%), 08/25/2031(b)(d)	858,477	864,522
Fannie Mae Connecticut Avenue
Securities,
Series 2016-C02, Class 1M2,
6.12% (1 mo. USD LIBOR +
6.00%), 09/25/2028(d)	2,002,492	2,115,947
Series 2019-R03, Class 1M2,
2.27% (1 mo. USD LIBOR +
2.15%), 09/25/2031(b)(d)	815,560	819,852
	Principal
	Amount	Value
Freddie Mac,
Series 2013-DN2, Class M2,
STACR®, 4.37% (1 mo. USD LIBOR
+ 4.25%), 11/25/2023(d)	$1,977,203	$1,996,356
Series 2014-DN1, Class M3,
STACR®, 4.62% (1 mo. USD LIBOR
+ 4.50%), 02/25/2024(d)	1,218,585	1,219,923
Series 2014-DN3, Class M3,
STACR®, 4.12% (1 mo. USD LIBOR
+ 4.00%), 08/25/2024(d)	1,217,780	1,249,636
Series 2014-HQ2, Class M3,
STACR®, 3.87% (1 mo. USD LIBOR
+ 3.75%), 09/25/2024(d)	2,757,846	2,854,168
Series 2014-DN4, Class M3,
4.67% (1 mo. USD LIBOR +
4.55%), 10/25/2024(d)	185,558	190,886
Series 2016-DNA2, Class M3,
STACR®, 4.77% (1 mo. USD LIBOR
+ 4.65%), 10/25/2028(d)	862,809	905,543
Series 2018-HQA1, Class M2,
STACR®, 2.42% (1 mo. USD LIBOR
+ 2.30%), 09/25/2030(d)	1,209,007	1,217,333
Series 2018-DNA2, Class M1,
STACR®, 0.92% (1 mo. USD LIBOR
+ 0.80%), 12/25/2030(b)(d)	556,563	557,149
Series 2018-HRP1, Class M2,
STACR®, 1.77% (1 mo. USD LIBOR
+ 1.65%), 04/25/2043(b)(d)	1,832,452	1,825,253
Series 2018-DNA3, Class M1,
STACR®, 0.87% (1 mo. USD LIBOR
+ 0.75%), 09/25/2048(b)(d)	2,126	2,127
Series 2018-HQA2, Class M1,
STACR®, 0.87% (1 mo. USD LIBOR
+ 0.75%), 10/25/2048(b)(d)	364,551	364,775
Series 2019-HRP1, Class M2,
STACR®, 1.52% (1 mo. USD LIBOR
+ 1.40%), 02/25/2049(b)(d)	827,900	830,517
Series 2020-DNA5, Class M1,
STACR®, 1.34% (SOFR + 1.30%),
10/25/2050(b)(d)	1,718,490	1,722,679
Total Agency Credit Risk Transfer Notes
(Cost $20,936,237)		20,685,712
	Shares
Preferred Stocks–0.12%
Diversified Banks–0.06%
JPMorgan Chase & Co., 3.68%, Series I,
Pfd.(d)	1,956,000	1,951,525
Regional Banks–0.06%
PNC Financial Services Group, Inc. (The),
6.13%, Series P, Pfd.(c)	75,000	1,964,250
Total Preferred Stocks (Cost $4,018,616)	3,915,775
Money Market Funds–4.87%
Invesco Government & Agency Portfolio,
Institutional Class, 0.03%(n)(o)	52,258,944	52,258,944
Invesco Liquid Assets Portfolio,
Institutional Class, 0.02%(n)(o)	38,493,277	38,508,674
Invesco Treasury Portfolio, Institutional
Class, 0.01%(n)(o)	59,724,507	59,724,507
Total Money Market Funds (Cost $150,487,111)		150,492,125
TOTAL INVESTMENTS IN SECURITIES
(excluding investments purchased
with cash collateral from
securities on loan)-102.02%
(Cost $3,087,141,259)		3,153,451,417

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22	Invesco Short Term Bond Fund

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–0.16%
Invesco Private Government Fund, 0.01%(n)(o)(p)	1,957,312	$1,957,312
Invesco Private Prime Fund, 0.11%(n)(o)(p)	2,934,794	2,935,968
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $4,893,280)		4,893,280
TOTAL INVESTMENTS IN SECURITIES–102.18% (Cost $3,092,034,539)		3,158,344,697
OTHER ASSETS LESS LIABILITIES – (2.18)%		(67,511,520)
NET ASSETS – 100.00%		$3,090,833,177

Investment Abbreviations:

ARM	– Adjustable Rate Mortgage
CLO	– Collateralized Loan Obligation
COF	– Cost of Funds
Ctfs.	– Certificates
IO	– Interest Only
LIBOR	– London Interbank Offered Rate
Pfd.	– Preferred
PO	– Principal Only
REIT	– Real Estate Investment Trust
REMICs	– Real Estate Mortgage Investment Conduits
SOFR	– Secured Overnight Financing Rate
STACR®	– Structured Agency Credit Risk
STRIPS	– Separately Traded Registered Interest and Principal Security
USD	– U.S. Dollar Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2021 was $1,237,067,114, which represented 40.02% of the Fund’s Net Assets.
(c)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(d)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2021.
(e)	All or a portion of this security was out on loan at February 28, 2021.
(f)	Perpetual bond with no specified maturity date.
(g)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(h)	Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on February 28, 2021.
(i)	Interest only security. Principal amount shown is the notional principal and does not reflect the maturity value of the security. Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on February 28, 2021.
(j)	Interest only security. Principal amount shown is the notional principal and does not reflect the maturity value of the security.
(k)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1J.
(l)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(m)	Zero coupon bond issued at a discount. The interest rate shown represents the yield to maturity at issue.
(n)	Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended February 28, 2021.

	Value February 29, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value February 28, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$13,406,487	$404,354,026	$(365,501,569)	$-	$-	$52,258,944	$36,792
Invesco Liquid Assets Portfolio, Institutional Class	10,882,266	288,894,200	(261,261,378)	3,574	(9,988)	38,508,674	72,353
Invesco Treasury Portfolio, Institutional Class	15,321,700	462,118,886	(417,716,079)	-	-	59,724,507	32,686

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23	Invesco Short Term Bond Fund

	Value February 29, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value February 28, 2021	Dividend Income
Investments Purchased with Cash
Collateral from Securities on Loan:
Invesco Private Government Fund	$-	$14,262,297	$(12,304,985)	$-	$-	$1,957,312	$132	*
Invesco Private Prime Fund	-	13,605,420	(10,669,728)	-	276	2,935,968	865	*
Total	$39,610,453	$1,183,234,829	$(1,067,453,739)	$3,574	$(9,712)	$155,385,405	$142,828

*	Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(o)	The rate shown is the 7-day SEC standardized yield as of February 28, 2021.
(p)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

Open Futures Contracts
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Interest Rate Risk
U.S. Treasury 2 Year Notes	5,545	June-2021	$1,224,145,396	$(988,325)	$(988,325)
Short Futures Contracts
Interest Rate Risk
U.S. Treasury 5 Year Notes	6,661	June-2021	(825,755,843)	5,587,663	5,587,663
U.S. Treasury 10 Year Notes	1,113	June-2021	(147,715,969)	1,020,164	1,020,164
U.S. Treasury Bond	53	June-2021	(8,438,594)	69,447	69,447
Subtotal—Short Futures Contracts				6,677,274	6,677,274
Total Futures Contracts				$5,688,949	$5,688,949

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24	Invesco Short Term Bond Fund

Statement of Assets and Liabilities

February 28, 2021

Assets:
Investments in securities, at value
(Cost $2,936,654,148)*	$3,002,959,292
Investments in affiliated money market funds, at value
(Cost $155,380,391)	155,385,405
Cash	1,435,705
Receivable for:
Investments sold	108,693
Fund shares sold	11,064,784
Dividends	1,633
Interest	15,065,302
Principal paydowns	159
Investment for trustee deferred compensation and retirement plans	232,253
Other assets	78,862
Total assets	3,186,332,088
Liabilities:
Other investments:
Variation margin payable - futures contracts	358,607
Payable for:
Investments purchased	56,706,831
Dividends	749,433
Fund shares reacquired	31,226,069
Collateral upon return of securities loaned	4,893,280
Accrued fees to affiliates	1,052,133
Accrued trustees’ and officers’ fees and benefits	43,571
Accrued other operating expenses	207,933
Trustee deferred compensation and retirement plans	261,054
Total liabilities	95,498,911
Net assets applicable to shares outstanding	$3,090,833,177
Net assets consist of:
Shares of beneficial interest	$3,086,572,825
Distributable earnings	4,260,352
$3,090,833,177

Net Assets:
Class A	$1,527,874,972
Class C	$237,167,131
Class R	$50,473,139
Class Y	$629,462,216
Class R5	$524,301
Class R6	$645,331,418
Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	176,052,495
Class C	27,317,959
Class R	5,801,675
Class Y	72,490,259
Class R5	60,521
Class R6	74,275,664
Class A:
Net asset value per share	$8.68
Maximum offering price per share
(Net asset value of $8.68 ÷ 97.50%)	$8.90
Class C:
Net asset value and offering price per share	$8.68
Class R:
Net asset value and offering price per share	$8.70
Class Y:
Net asset value and offering price per share	$8.68
Class R5:
Net asset value and offering price per share	$8.66
Class R6:
Net asset value and offering price per share	$8.69

*	At February 28, 2021, security with a value of $4,766,056 was on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25	Invesco Short Term Bond Fund

Statement of Operations

For the year ended February 28, 2021

Investment income:
Interest (net of foreign withholding taxes of $1,404)	$66,332,129
Dividends from affiliated money market funds (includes securities lending income of $2,372)	144,203
Dividends	114,096
Total investment income	66,590,428
Expenses:
Advisory fees	8,424,729
Administrative services fees	385,963
Custodian fees	17,575
Distribution fees:
Class A	1,856,625
Class C	1,502,425
Class R	193,709
Transfer agent fees – A, C, R and Y	2,773,029
Transfer agent fees – R5	213
Transfer agent fees – R6	35,343
Trustees’ and officers’ fees and benefits	43,591
Registration and filing fees	154,313
Reports to shareholders	112,898
Professional services fees	58,516
Other	21,896
Total expenses	15,580,825
Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(586,447)
Net expenses	14,994,378
Net investment income	51,596,050
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(5,254,133)
Affiliated investment securities	(9,712)
Futures contracts	6,597,516
1,333,671
Change in net unrealized appreciation of:
Unaffiliated investment securities	44,288,943
Affiliated investment securities	3,574
Futures contracts	4,307,311
48,599,828
Net realized and unrealized gain	49,933,499
Net increase in net assets resulting from operations	$101,529,549

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26	Invesco Short Term Bond Fund

Statement of Changes in Net Assets

For the years ended February 28, 2021 and February 29, 2020

	2021	2020
Operations:
Net investment income	$51,596,050	$41,900,947
Net realized gain	1,333,671	4,950,162
Change in net unrealized appreciation	48,599,828	30,650,775
Net increase in net assets resulting from operations	101,529,549	77,501,884
Distributions to shareholders from distributable earnings:
Class A	(25,359,066)	(16,160,643)
Class C	(3,762,523)	(3,285,936)
Class R	(620,089)	(135,343)
Class Y	(10,686,786)	(3,995,040)
Class R5	(12,423)	(26,897)
Class R6	(15,233,317)	(18,708,844)
Total distributions from distributable earnings	(55,674,204)	(42,312,703)
Return of capital:
Class A	-	(535,685)
Class C	-	(125,484)
Class R	-	(5,167)
Class Y	-	(125,179)
Class R5	-	(808)
Class R6	-	(561,735)
Total return of capital	-	(1,354,058)
Total distributions	(55,674,204)	(43,666,761)
Share transactions–net:
Class A	847,839,447	50,529,808
Class C	74,797,503	15,578,415
Class R	43,002,288	1,051,000
Class Y	469,541,828	8,664,195
Class R5	25,151	(1,300,316)
Class R6	(2,255,738)	66,689,262
Net increase in net assets resulting from share transactions	1,432,950,479	141,212,364
Net increase in net assets	1,478,805,824	175,047,487
Net assets:
Beginning of year	1,612,027,353	1,436,979,866
End of year	$3,090,833,177	$1,612,027,353

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27	Invesco Short Term Bond Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Return of capital	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Year ended 02/28/21	$8.66	$0.16	$0.04	$0.20	$(0.18)	$-	$(0.18)	$8.68	2.33%	$1,527,875	0.63	%(d)	0.63	%(d)	1.85	%(d)	245%
Year ended 02/29/20	8.47	0.23	0.20	0.43	(0.23)	(0.01)	(0.24)	8.66	5.08	655,357	0.65		0.65		2.62		155
Year ended 02/28/19	8.51	0.21	(0.03)	0.18	(0.22)	-	(0.22)	8.47	2.19	591,443	0.64		0.65		2.52		176
Year ended 02/28/18	8.61	0.17	(0.10)	0.07	(0.17)	-	(0.17)	8.51	0.79	395,766	0.65		0.66		1.98		198
Year ended 02/28/17	8.47	0.14	0.15	0.29	(0.15)	-	(0.15)	8.61	3.39	435,592	0.65		0.66		1.59		294
Class C
Year ended 02/28/21	8.66	0.13	0.03	0.16	(0.14)	-	(0.14)	8.68	1.93	237,167	0.98	(d)	0.98	(d)	1.50	(d)	245
Year ended 02/29/20	8.47	0.19	0.21	0.40	(0.20)	(0.01)	(0.21)	8.66	4.71	158,968	1.00		1.15		2.27		155
Year ended 02/28/19	8.51	0.18	(0.03)	0.15	(0.19)	-	(0.19)	8.47	1.83	140,247	0.99		1.15		2.17		176
Year ended 02/28/18	8.61	0.14	(0.10)	0.04	(0.14)	-	(0.14)	8.51	0.44	391,791	1.00		1.16		1.63		198
Year ended 02/28/17	8.47	0.11	0.15	0.26	(0.12)	-	(0.12)	8.61	3.03	451,018	1.00		1.16		1.24		294
Class R
Year ended 02/28/21	8.68	0.13	0.04	0.17	(0.15)	-	(0.15)	8.70	1.98	50,473	0.98	(d)	0.98	(d)	1.50	(d)	245
Year ended 02/29/20	8.49	0.20	0.20	0.40	(0.20)	(0.01)	(0.21)	8.68	4.70	6,210	1.00		1.00		2.27		155
Year ended 02/28/19	8.53	0.18	(0.03)	0.15	(0.19)	-	(0.19)	8.49	1.84	5,035	0.99		1.00		2.17		176
Year ended 02/28/18	8.62	0.14	(0.09)	0.05	(0.14)	-	(0.14)	8.53	0.55	4,693	1.00		1.01		1.63		198
Year ended 02/28/17	8.49	0.11	0.14	0.25	(0.12)	-	(0.12)	8.62	2.90	6,466	1.00		1.01		1.24		294
Class Y
Year ended 02/28/21	8.66	0.17	0.04	0.21	(0.19)	-	(0.19)	8.68	2.50	629,462	0.45	(d)	0.48	(d)	2.03	(d)	245
Year ended 02/29/20	8.48	0.24	0.19	0.43	(0.24)	(0.01)	(0.25)	8.66	5.11	146,159	0.50		0.50		2.77		155
Year ended 02/28/19	8.52	0.23	(0.03)	0.20	(0.24)	-	(0.24)	8.48	2.35	134,272	0.49		0.50		2.67		176
Year ended 02/28/18	8.61	0.18	(0.09)	0.09	(0.18)	-	(0.18)	8.52	1.06	128,874	0.50		0.51		2.13		198
Year ended 02/28/17	8.48	0.15	0.14	0.29	(0.16)	-	(0.16)	8.61	3.42	129,794	0.50		0.51		1.74		294
Class R5
Year ended 02/28/21	8.65	0.18	0.03	0.21	(0.20)	-	(0.20)	8.66	2.48	524	0.38	(d)	0.38	(d)	2.10	(d)	245
Year ended 02/29/20	8.47	0.25	0.18	0.43	(0.24)	(0.01)	(0.25)	8.65	5.20	496	0.40		0.40		2.87		155
Year ended 02/28/19	8.51	0.23	(0.03)	0.20	(0.24)	-	(0.24)	8.47	2.45	1,765	0.39		0.40		2.77		176
Year ended 02/28/18	8.60	0.19	(0.09)	0.10	(0.19)	-	(0.19)	8.51	1.17	1,699	0.38		0.39		2.25		198
Year ended 02/28/17	8.47	0.16	0.14	0.30	(0.17)	-	(0.17)	8.60	3.54	1,220	0.39		0.40		1.85		294
Class R6
Year ended 02/28/21	8.67	0.18	0.04	0.22	(0.20)	-	(0.20)	8.69	2.62	645,331	0.35	(d)	0.35	(d)	2.13	(d)	245
Year ended 02/29/20	8.49	0.25	0.19	0.44	(0.25)	(0.01)	(0.26)	8.67	5.23	644,838	0.37		0.37		2.90		155
Year ended 02/28/19	8.53	0.24	(0.03)	0.21	(0.25)	-	(0.25)	8.49	2.46	564,219	0.38		0.39		2.78		176
Year ended 02/28/18	8.62	0.19	(0.09)	0.10	(0.19)	-	(0.19)	8.53	1.17	575,750	0.38		0.39		2.25		198
Year ended 02/28/17	8.48	0.16	0.15	0.31	(0.17)	-	(0.17)	8.62	3.66	499,674	0.39		0.40		1.85		294

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended February 28, 2021, the portfolio turnover calculation excludes the value of securities purchased of $1,288,591,313 in connection with the acquisition of Invesco Oppenheimer Limited-Term Bond Fund into the Fund.
(d)	Ratios are based on average daily net assets (000’s omitted) of $1,271,658, $230,454, $38,612, $501,480, $532 and $646,825 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28	Invesco Short Term Bond Fund

Notes to Financial Statements

February 28, 2021

NOTE 1 – Significant Accounting Policies

Invesco Short Term Bond Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is total return, comprised of current income and capital appreciation.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares. Effective November 30, 2020, the automatic conversion pursuant to the Conversion Feature changed from ten years to eight years. The first conversion of Class C shares to Class A shares occurred at the end of December 2020 for all Class C shares that were held for more than eight years as of November 30, 2020.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses

29	Invesco Short Term Bond Fund

on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.	Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions - Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders.

Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending - The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
J.	Futures Contracts - The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference

30	Invesco Short Term Bond Fund

between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

K.	LIBOR Risk - The Fund may invest in financial instruments that utilize LIBOR as the reference or benchmark rate for variable interest rate calculations. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Although many LIBOR rates will be phased out at the end of 2021 as originally intended, a selection of widely used USD LIBOR rates will continue to be published until June 2023 in order to assist with the transition. There remains uncertainty regarding the effect of the LIBOR transition process and therefore any impact of a transition away from LIBOR on the Fund or the instruments in which the Fund invests cannot yet be determined. There is no assurance that the composition or characteristics of any alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. Any such effects of the transition away from LIBOR and the adoption of alternative reference rates could result in losses to the Fund.
L.	Other Risks - Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
M.	Collateral -To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.

NOTE 2 – Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.350%
Next $500 million	0.325%
Next $1.5 billion	0.300%
Next $2.5 billion	0.290%
Over $5 billion	0.280%

For the year ended February 28, 2021, the effective advisory fee rate incurred by the Fund was 0.31%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through May 31, 2021 to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.75%, 1.59% (after 12b-1 fee waivers), 1.09%, 0.45%, 0.44% and 0.39%, respectively, of average daily net assets. Effective June 1, 2021 through at least June 30, 2021 the adviser has contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.40%, 1.75% (after 12b-1 fee waivers), 1.75%, 1.25%, 1.25% and 1.25%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary items or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended February 28, 2021, the Adviser waived advisory fees of $102,891 and reimbursed class level expenses of $0, $0, $0, $132,345, $0 and $0 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.15% of the Fund’s average daily net assets of Class A shares, 0.65% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. IDI has contractually agreed, through at least June 30, 2021, to waive 12b-1 fees for Class C shares to the extent necessary to limit 12b-1 fees to 0.50% of average daily net assets. 12b-1 fees before fee waivers under this agreement are shown as Distribution fees in the Statement of Operations. For the year ended February 28, 2021, 12b-1 fees incurred for Class C shares were $1,155,711 after fee waivers of $346,714.

31	Invesco Short Term Bond Fund

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2021, IDI advised the Fund that IDI retained $113,570 in front-end sales commissions from the sale of Class A shares and $125,712 and $4,668 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 28, 2021. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Dollar Denominated Bonds & Notes	$-	$2,161,671,157	$-	$2,161,671,157
Asset-Backed Securities	-	613,548,322	-	613,548,322
U.S. Treasury Securities	-	169,174,205	-	169,174,205
U.S. Government Sponsored Agency Mortgage-Backed Securities	-	33,964,121	-	33,964,121
Agency Credit Risk Transfer Notes	-	20,685,712	-	20,685,712
Preferred Stocks	1,964,250	1,951,525	-	3,915,775
Money Market Funds	150,492,125	4,893,280	-	155,385,405
Total Investments in Securities	152,456,375	3,005,888,322	-	3,158,344,697
Other Investments - Assets*
Futures Contracts	6,677,274	-	-	6,677,274
Other Investments - Liabilities*
Futures Contracts	(988,325)	-	-	(988,325)
Total Other Investments	5,688,949	-	-	5,688,949
Total Investments	$158,145,324	$3,005,888,322	$-	$3,164,033,646

*	Unrealized appreciation (depreciation).

NOTE 4 – Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of February 28, 2021:

Value
Derivative Assets	Interest Rate Risk
Unrealized appreciation on futures contracts — Exchange-Traded(a)	$6,677,274
Derivatives not subject to master netting agreements	(6,677,274)
Total Derivative Assets subject to master netting agreements	$-

32	Invesco Short Term Bond Fund

Value
Derivative Liabilities	Interest Rate Risk
Unrealized depreciation on futures contracts — Exchange-Traded(a)	$(988,325)
Derivatives not subject to master netting agreements	988,325
Total Derivative Liabilities subject to master netting agreements	$-

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended February 28, 2021

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain on
Statement of Operations
Interest
Rate Risk
Realized Gain:
Futures contracts	$6,597,516
Change in Net Unrealized Appreciation:
Futures contracts	4,307,311
Total	$10,904,827

The table below summarizes the average notional value of derivatives held during the period.

Futures
Contracts
Average notional value	$1,752,749,735

NOTE 5 – Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2021, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $4,497.

NOTE 6 – Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7 – Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 8 – Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2021 and February 29, 2020:

	2021	2020
Ordinary income*	$53,012,499	$42,312,703
Long-term capital gain	2,661,705	-
Return of capital	-	1,354,058
Total distributions	$55,674,204	$43,666,761

* Includes short-term capital gain distributions, if any.

33	Invesco Short Term Bond Fund

Tax Components of Net Assets at Period-End:

2021
Undistributed long-term capital gain	$235,309
Net unrealized appreciation — investments	66,367,479
Temporary book/tax differences	(256,021)
Capital loss carryforward	(62,086,415)
Shares of beneficial interest	3,086,572,825
Total net assets	$3,090,833,177

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to futures contracts.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 28, 2021, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$24,625,523	$37,460,892	$62,086,415

*	Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9 – Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2021 was $1,454,680,125 and $1,324,426,456, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $2,874,428,011 and $2,855,684,455, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$79,355,113
Aggregate unrealized (depreciation) of investments	(12,987,634)
Net unrealized appreciation of investments	$66,367,479

Cost of investments for tax purposes is $3,097,666,167.

NOTE 10 – Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of distributions, bond premium amortization and paydowns, on February 28, 2021, undistributed net investment income was increased by $4,209,003, undistributed net realized gain (loss) was decreased by $4,164,932 and shares of beneficial interest was decreased by $44,071. Further, as a result of tax deferrals acquired in the reorganization of Invesco Oppenheimer Limited-Term Bond Fund into the Fund, undistributed net investment income was decreased by $141,306, undistributed net realized gain (loss) was decreased by $45,877,479 and shares of beneficial interest was increased by $46,018,785. These reclassifications had no effect on the net assets of the Fund.

NOTE 11 – Share Information

		Summary of Share Activity
	Year ended		Year ended
	February 28, 2021(a)		February 29, 2020
	Shares	Amount	Shares	Amount
Sold:
Class A	58,881,176	$505,448,194	32,376,390	$278,032,431
Class C	13,661,101	117,320,096	9,715,952	83,413,841
Class R	1,792,362	15,480,563	387,350	3,330,963
Class Y	44,840,702	385,439,426	13,106,059	112,222,859
Class R5	14,730	124,587	34,651	295,779
Class R6	11,206,731	96,386,151	17,128,603	146,435,536
Issued as reinvestment of dividends:
Class A	2,488,914	21,390,097	1,637,769	14,070,280
Class C	362,060	3,104,680	323,868	2,780,819
Class R	70,805	611,740	16,109	138,633
Class Y	749,468	6,456,337	297,910	2,559,622
Class R5	1,406	12,017	2,837	24,269
Class R6	1,745,870	14,966,771	2,213,330	19,039,098

34	Invesco Short Term Bond Fund

		Summary of Share Activity
	Year ended		Year ended
	February 28, 2021(a)		February 29, 2020
	Shares	Amount	Shares	Amount
Automatic conversion of Class C shares to Class A shares:
Class A	5,113,852	$44,216,450	1,433,718	$12,281,863
Class C	(5,113,278)	(44,216,450)	(1,434,559)	(12,281,863)
Issued in connection with acquisitions:(b)
Class A	81,158,649	682,135,260	-	-
Class C	11,583,605	97,310,533	-	-
Class R	4,433,094	37,326,256	-	-
Class Y	45,739,122	384,550,934	-	-
Class R5	1,183	9,928	-	-
Class R6	15,510,515	130,528,698	-	-
Reacquired:
Class A	(47,246,252)	(405,350,554)	(29,583,975)	(253,854,766)
Class C	(11,536,618)	(98,721,356)	(6,802,635)	(58,334,382)
Class R	(1,210,156)	(10,416,271)	(280,988)	(2,418,596)
Class Y	(35,707,062)	(306,904,869)	(12,376,838)	(106,118,286)
Class R5	(14,102)	(121,381)	(188,630)	(1,620,364)
Class R6	(28,533,148)	(244,137,358)	(11,488,662)	(98,785,372)
Net increase in share activity	169,994,729	$1,432,950,479	16,518,259	$141,212,364

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 47% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	After the close of business on May 15, 2020, the Fund acquired all the net assets of Invesco Oppenheimer Limited-Term Bond Fund (the “Target Fund”) pursuant to a plan of reorganization approved by the Board of Trustees of the Fund on February 14, 2020. The reorganization was executed in order to reduce overlap and increase efficiencies in the Adviser’s product line. The acquisition was accomplished by a tax-free exchange of 158,426,168 shares of the Fund for 298,121,720 shares outstanding of the Target Fund as of the close of business on May 15, 2020. Shares of the Target Fund were exchanged for the like class of shares of the Fund, based on the relative net asset value of the Target Fund to the net asset value of the Fund on the close of business, May 15, 2020. The Target Fund’s net assets as of the close of business on May 15, 2020 of $1,331,861,609, including $(3,211,961) of unrealized appreciation (depreciation), were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $1,589,317,925 and $2,921,179,534 immediately after the acquisition.

The pro forma results of operations for the year ended February 28, 2021 assuming the reorganization had been completed on March 1, 2020, the beginning of the annual reporting period are as follows:

Net investment income	$59,556,930
Net realized/unrealized gains	1,730,190
Change in net assets resulting from operations	61,287,120

NOTE 12 – Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

35	Invesco Short Term Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities Funds (Invesco Investment Securities Funds) and Shareholders of Invesco Short Term Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Short Term Bond Fund (one of the funds constituting AIM Investment Securities Funds (Invesco Investment Securities Funds), referred to hereafter as the “Fund”) as of February 28, 2021, the related statement of operations for the year ended February 28, 2021, the statement of changes in net assets for each of the two years in the period ended February 28, 2021, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2021 and the financial highlights for each of the five years in the period ended February 28, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

April 28, 2021

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

36	Invesco Short Term Bond Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2020 through February 28, 2021.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
	(09/01/20)	(02/28/21)1	Period[2]	(02/28/21)	Period[2]	Ratio
Class A	$1,000.00	$1,000.00	$3.17	$1,021.62	$3.21	0.64%
Class C	1,000.00	1,000.00	4.91	1,019.89	4.96	0.99
Class R	1,000.00	1,000.00	4.91	1,019.89	4.96	0.99
Class Y	1,000.00	1,000.00	2.23	1,022.56	2.26	0.45
Class R5	1,000.00	1,000.00	1.74	1,023.06	1.76	0.35
Class R6	1,000.00	1,000.00	1.69	1,023.11	1.71	0.34

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2020 through February 28, 2021, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

37	Invesco Short Term Bond Fund

Distribution Information

The following table sets forth on a per share basis the distribution that was paid in October 2020. Included in the table is a written statement of the sources of the distribution on a GAAP basis.

		Net Income	Gain from Sale of Securities	Return of Principal	Total Distribution
10/31/2020	Class A	$0.0130	$0.0000	$0.0001	$0.0131
10/31/2020	Class C	$0.0105	$0.0000	$0.0001	$0.0106
10/31/2020	Class R	$0.0105	$0.0000	$0.0001	$0.0106
10/31/2020	Class Y	$0.0144	$0.0000	$0.0001	$0.0145
10/31/2020	Class R5	$0.0149	$0.0000	$0.0001	$0.0150
10/31/2020	Class R6	$0.0152	$0.0000	$0.0001	$0.0153

Please note that the information in the preceding chart is for financial accounting purposes only. Shareholders should be aware that the tax treatment of distributions likely differs from GAAP treatment. Form 1099-DIV for the calendar year will report distributions for U.S. federal income tax purposes. This notice is sent to comply with certain U.S. Securities and Exchange Commission requirements.

38	Invesco Short Term Bond Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2021:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$2,661,705
Qualified Dividend Income*	1.61%
Qualified Business Income*	0.00%
Corporate Dividends Received Deduction*	1.55%
Business Interest Income*	98.45%
U.S. Treasury Obligations*	0.78%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

39	Invesco Short Term Bond Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			191	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Short Term Bond Fund

Trustees and Officers – (continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson - 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	191	enaible, Inc. (artificial intelligence technology); Director, ISO New England, Inc. (non-profit organization managing regional electricity market)
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	191	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and President and Director of Grahamtastic Connection (non- profit)
Jack M. Fields - 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	191	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Direcor and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	191	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization);Eisenhower Foundation (non-profit)
Eli Jones - 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	191	Insperity, Inc. (formerly known as Administaff) (human resources provider)

T-2	Invesco Short Term Bond Fund

Trustees and Officers – (continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees - (continued)
Elizabeth Krentzman - 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	191	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	191	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis - 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	191	None
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			191	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive direcor and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	191	Elucida Oncology (nanotechnology & medical particles company);

T-3	Invesco Short Term Bond Fund

Trustees and Officers – (continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees – (continued)
Ann Barnett Stern - 1957 Trustee	2017	President, Chief Executive Officer and Board member of Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest and Andrews and Kurth	191	Director and Audit Committee member of Federal Reserve Bank of Dallas; Trustee and Board Chair of Good Reason Houston (nonprofit); Trustee, Vice Chair, Chair of Nomination/Governance Committee, Chair of Personnel Committee of Holdsworth Center (nonprofit); Trustee and Investment Committee member of University of Texas Law School Foundation (nonprofit); Board Member of Greater Houston Partnership
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	191	None
Daniel S. Vandivort -1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	191	None
James D. Vaughn - 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	191	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

T-4	Invesco Short Term Bond Fund

Trustees and Officers – (continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk - 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC ; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A

T-5	Invesco Short Term Bond Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers – (continued)
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and  Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco  Institutional (N.A.), Inc.) (registered investment adviser); Director and  Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM  Investment Services, Inc.) (registered transfer agent); Senior Vice President,  The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known  as Van Kampen Asset Management); Director, President and Chairman, Invesco  Insurance Agency, Inc.

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.;  Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset  Management Limited and Invesco Fund Managers Limited; Assistant Vice  President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc.  (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment  adviser); Director and Chief Executive, Invesco Administration Services Limited  and Invesco Global Investment Funds Limited; Director, Invesco Distributors,  Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed  Exchange-Traded Commodity Fund Trust, Invesco Actively Managed  Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco  Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust;  Managing Director and Principal Executive Officer, Invesco Capital  Management LLC

			N/A	N/A
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered  investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly  known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco  Investment Services, Inc. (formerly known as Invesco AIM Investment  Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director,  Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC  (formerly known as Van Kampen Asset Management); Senior Vice President,  Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.);  Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC;  Member, Invesco Canada Funds Advisory Board; Director, President and Chief  Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund  company); and Director, Chairman, President and Chief Executive Officer,  Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark  Ltèe) (registered investment adviser and registered transfer agent); President,  Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.;  President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct  Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services  Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements  Trimark Ltée

Formerly: Director and Senior Vice President, Invesco Insurance Agency, Inc.;  Director and Senior Vice President, Invesco Management Group, Inc. (formerly  known as Invesco AIM Management Group, Inc.); Secretary and General  Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM  Management Group, Inc.); Secretary, Invesco Investment Services, Inc.  (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer  and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco  Investment Advisers LLC (formerly known as Van Kampen Asset Management);  Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known  as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund  Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded  Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco  Actively Managed Exchange-Traded Commodity Fund Trust and Invesco  Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC;  Director, Secretary, General Counsel and Senior Vice President, Van Kampen  Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc.  (formerly known as INVESCO Distributors, Inc.); Director and Vice President,  INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen  Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van  Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors,  Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice  President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van  Kampen Investments Inc.; Director, Vice President and Secretary, Fund  Management Company; Director, Senior Vice President, Secretary, General  Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief  Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an  investment adviser)

			N/A	N/A

T-6	Invesco Short Term Bond Fund

Trustees and Officers – (continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers – (continued)
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and  Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco  Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco  Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and  Senior Vice President, The Invesco Funds; and President, SNW Asset  Management Corporation and Invesco Managed Accounts, LLC; Chairman and  Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private  Capital Investments, Inc.; and Chairman and Director, INVESCO Realty, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco  Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes- 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President,  Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice  President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund  Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded  Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco  Actively Managed Exchange-Traded Commodity Fund Trust and Invesco  Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment  adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice  President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual  Funds);Chief Compliance Officer, Legg Mason Private Portfolio Group  (registered investment adviser)

			N/A	N/A
Michael McMaster - 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and  Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.;  Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and  Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco  Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust,  Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively  Managed Exchange-Traded Commodity Fund Trust and Invesco  Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco  Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank  Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246.
Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-7	Invesco Short Term Bond Fund

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each fiscal year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05686 and 033-39519	Invesco Distributors, Inc.	STB-AR-1

Annual Report to Shareholders	February 28, 2021

Invesco U.S. Government Money Portfolio

Nasdaq: Invesco Cash Reserve: GMQXX ∎ C: GMCXX ∎ R: GMLXX ∎ Y: OMBXX ∎ R6: GMRXX

Management’s Discussion of your Fund

About your Fund

This annual report for Invesco U.S. Government Money Portfolio covers the fiscal year ended February 28, 2021. As of that date, the Fund’s net assets totaled $1.5 billion. As of the same date, the Fund’s weighted average maturity was 31 days and the Fund’s weighted average life was 116 days.1

Market conditions affecting money market funds

In the beginning of 2020, markets saw an increase in volatility as a result of the impact of the COVID-19 pandemic. The largest development affecting money market funds and the money market fund industry during the year was the US Federal Reserve (the Fed) cutting interest rates to a range of 0.00%-0.25%² in March of 2020 as concerns over the COVID-19 pandemic roiled markets. The Fed remained accommodative throughout the reporting period, maintaining the federal funds rate at the zero bound. Rate cuts by the Fed are likely to cause yields on government money market funds to decrease as a result. The Fed has also indicated they will maintain rates at this level going forward, given the tremendous impact of the pandemic on economic growth.

The Fed also announced on November 30, 2020 that certain key liquidity programs were extended to March 31, 2021 to support market functioning and enhance the flow of credit to the economy.2 Supportive to short-term funding markets, the specific programs included the Commercial Paper Funding Facility, the Money Market Mutual Fund Liquidity Facility, the Primary Dealer Credit Facility, and the Paycheck Protection Program Liquidity Facility.

Thank you for investing in Invesco

U.S. Government Money Portfolio. We believe our long-term approach to short-term investing makes us a strong partner for investors seeking premier liquidity management.

1

Weighted average maturity (WAM) is an average of the maturities of all securities held in the portfolio, weighted by each security’s percentage of net assets. The days to maturity for WAM is the lower of the stated maturity date or next interest rate reset date. WAM reflects how a portfolio would react to interest rate changes.

Weighted average life (WAL) is an average of all the maturities of all securities held in the portfolio, weighted by each security’s percentage of net assets. The days to maturity for WAL is the lower of the stated maturity date or next demand feature date. WAL reflects how a portfolio would react to deteriorating credit (widening spreads) or tightening liquidity conditions.

2	Source: US Federal Reserve

Team managed by Invesco Advisers, Inc.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Portfolio Composition by Maturity*
In days, as of 2/28/2021
1-7	35.7%
8-30	6.8
31-60	20.2
61-90	7.8
91-180	7.6
181+	21.9
*	The number of days to maturity of each holding is determined in accordance with the provisions of Rule 2a-7 under the Investment Company Act of 1940.

You could lose money by investing in the Fund. Although the Fund seeks to preserve your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

2                    Invesco U.S. Government Money Portfolio

Invesco U.S. Government Money Portfolio’s investment objective is to seek income consistent with stability of principal.

∎ Unless otherwise stated, information presented in this report is as of February 28, 2021, and is based on total net assets.

∎ Unless otherwise noted, all data provided by Invesco.

∎ To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

3                    Invesco U.S. Government Money Portfolio

Schedule of Investments

February 28, 2021

	Interest Rate	Maturity Date	Principal Amount (000)	Value
U.S. Treasury Securities-39.09%
U.S. Treasury Bills-33.39%(a)
U.S. Treasury Bills	0.09%-0.10%	03/02/2021	$30,000	$ 29,999,923
U.S. Treasury Bills	0.09%	03/09/2021	15,000	14,999,716
U.S. Treasury Bills	0.08%	03/16/2021	10,000	9,999,667
U.S. Treasury Bills	0.12%	03/23/2021	20,000	19,998,533
U.S. Treasury Bills	0.12%	03/30/2021	27,000	26,997,499
U.S. Treasury Bills	0.10%	04/01/2021	30,000	29,997,546
U.S. Treasury Bills	0.09%-0.11%	04/08/2021	36,000	35,996,158
U.S. Treasury Bills	0.09%	04/13/2021	10,000	9,998,925
U.S. Treasury Bills	0.09%	04/15/2021	45,000	44,994,937
U.S. Treasury Bills	0.03%-0.10%	04/20/2021	20,000	19,998,187
U.S. Treasury Bills	0.09%-0.12%	04/22/2021	75,000	74,989,492
U.S. Treasury Bills	0.04%	04/27/2021	15,000	14,999,067
U.S. Treasury Bills	0.10%-0.11%	04/29/2021	35,000	34,994,059
U.S. Treasury Bills	0.11%	05/06/2021	16,000	15,996,773
U.S. Treasury Bills	0.18%	05/20/2021	6,000	5,997,667
U.S. Treasury Bills	0.10%	06/01/2021	15,000	14,996,358
U.S. Treasury Bills	0.09%	06/17/2021	15,000	14,996,175
U.S. Treasury Bills	0.10%	07/01/2021	15,000	14,994,917
U.S. Treasury Bills	0.09%	07/08/2021	16,000	15,994,840
U.S. Treasury Bills	0.09%	07/29/2021	15,000	14,994,687
U.S. Treasury Bills	0.05%	08/26/2021	10,000	9,997,775
U.S. Treasury Bills	0.14%	11/04/2021	16,000	15,985,120
U.S. Treasury Bills	0.09%	01/27/2022	10,000	9,991,700
U.S. Treasury Bills	0.06%	02/24/2022	15,000	14,991,000
				516,900,721

U.S. Treasury Notes-5.70%
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.30%)(b)	0.34%	10/31/2021	16,000	16,004,194
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.11%)(b)	0.15%	04/30/2022	10,000	10,001,884
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.06%)(b)	0.10%	10/31/2022	25,000	24,999,747
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.05%)(b)	0.09%	01/31/2023	10,000	10,000,311
U.S. Treasury Notes	2.25%	03/31/2021	12,000	12,021,848
U.S. Treasury Notes	2.00%	10/31/2021	15,000	15,188,854
				88,216,838
Total U.S. Treasury Securities (Cost $605,117,559)				605,117,559

U.S. Government Sponsored Agency Securities-27.22%
Federal Farm Credit Bank (FFCB)-6.78%
Federal Farm Credit Bank (1 mo. USD LIBOR + 0.00%)(b)	0.11%	03/17/2021	15,000	15,000,000
Federal Farm Credit Bank (SOFR + 0.28%)(b)	0.33%	10/01/2021	15,000	15,000,000
Federal Farm Credit Bank (SOFR + 0.04%)(b)	0.09%	07/11/2022	10,000	9,999,308
Federal Farm Credit Bank (SOFR + 0.19%)(b)	0.24%	07/14/2022	7,000	7,000,000
Federal Farm Credit Bank (SOFR + 0.07%)(b)	0.10%	08/11/2022	20,000	19,999,992
Federal Farm Credit Bank (SOFR + 0.03%)(b)	0.06%	10/12/2022	7,000	6,999,656
Federal Farm Credit Bank (SOFR + 0.07%)(b)	0.09%	11/18/2022	5,000	5,000,000
Federal Farm Credit Bank (SOFR + 0.06%)(b)	0.12%	12/28/2022	5,000	5,000,000
Federal Farm Credit Bank (SOFR + 0.06%)(b)	0.10%	01/20/2023	5,000	5,000,000
Federal Farm Credit Bank (SOFR + 0.06%)(b)	0.09%	02/09/2023	7,000	7,000,000
Federal Farm Credit Bank (SOFR + 0.05%)(b)	0.08%	02/17/2023	9,000	9,000,000
				104,998,956

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

4                    Invesco U.S. Government Money Portfolio

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Federal Home Loan Bank (FHLB)-15.92%
Federal Home Loan Bank (SOFR + 0.13%)(b)	0.19%	03/11/2021	$30,000	$30,000,000

Federal Home Loan Bank	0.38%	03/11/2021	8,500	8,499,777

Federal Home Loan Bank (SOFR + 0.11%)(b)	0.17%	03/25/2021	7,000	7,000,000

Federal Home Loan Bank (SOFR + 0.01%)(b)	0.07%	04/05/2021	15,000	15,000,000

Federal Home Loan Bank (SOFR + 0.03%)(b)	0.07%	04/21/2021	15,000	15,000,000

Federal Home Loan Bank (SOFR + 0.07%)(b)	0.11%	04/21/2021	13,000	13,000,000

Federal Home Loan Bank (SOFR + 0.01%)(b)	0.05%	05/04/2021	15,000	15,000,000

Federal Home Loan Bank (SOFR + 0.03%)(b)	0.07%	05/04/2021	16,000	16,000,000

Federal Home Loan Bank (SOFR + 0.16%)(b)	0.20%	05/07/2021	6,000	6,000,280

Federal Home Loan Bank	0.09%	05/14/2021	17,000	17,000,000

Federal Home Loan Bank (SOFR + 0.02%)(b)	0.04%	05/19/2021	10,000	10,000,000

Federal Home Loan Bank (SOFR + 0.10%)(b)	0.15%	07/09/2021	12,000	12,000,000

Federal Home Loan Bank (SOFR + 0.02%)(b)	0.05%	09/02/2021	30,000	30,000,000

Federal Home Loan Bank (SOFR + 0.15%)(b)	0.18%	11/15/2021	10,000	10,000,000

Federal Home Loan Bank (SOFR + 0.06%)(b)	0.10%	02/11/2022	7,000	7,000,000

Federal Home Loan Bank (SOFR + 0.06%)(b)	0.10%	05/12/2022	15,000	15,000,000

Federal Home Loan Bank (SOFR + 0.07%)(b)	0.10%	11/10/2022	5,000	5,000,000

Federal Home Loan Bank (SOFR + 0.06%)(b)	0.12%	12/08/2022	15,000	15,000,000

				246,500,057

Federal Home Loan Mortgage Corp. (FHLMC)-0.97%
Federal Home Loan Mortgage Corp. (SOFR + 0.18%)(b)	0.24%	12/13/2021	15,000	15,000,000

Federal National Mortgage Association (FNMA)-3.55%
Federal National Mortgage Association (SOFR + 0.21%)(b)	0.26%	07/01/2021	15,000	15,000,000

Federal National Mortgage Association (SOFR + 0.23%)(b)	0.28%	07/06/2021	15,000	15,000,000

Federal National Mortgage Association (SOFR + 0.30%)(b)	0.35%	01/07/2022	10,000	10,000,000

Federal National Mortgage Association (SOFR + 0.22%)(b)	0.28%	03/16/2022	10,000	10,000,000

Federal National Mortgage Association (SOFR + 0.20%)(b)	0.26%	06/15/2022	5,000	5,000,000

				55,000,000

Total U.S. Government Sponsored Agency Securities (Cost $421,499,013)				421,499,013

TOTAL INVESTMENTS IN SECURITIES (excluding Repurchase Agreements)-66.31% (Cost $1,026,616,572)				1,026,616,572

			Repurchase Amount
Repurchase Agreements-35.53%(c)
Credit Agricole Corporate & Investment Bank, agreement dated 02/26/2021, maturing value of $167,000,278 (collateralized by a domestic agency mortgage-backed security and U.S. Treasury obligations valued at $170,340,337; 0.13% - 2.50%; 01/15/2022 - 03/01/2051)	0.02%	03/01/2021	167,000,278	167,000,000

RBC Dominion Securities Inc., agreement dated 02/26/2021, maturing value of $183,000,458 (collateralized by domestic agency mortgage-backed securities and U.S. Treasury obligations valued at $186,660,467; 0.00% - 5.00%; 08/01/2024 - 02/01/2051)	0.03%	03/01/2021	183,000,458	183,000,000

TD Securities (USA) LLC, term agreement dated 02/24/2021, maturing value of $200,001,556 (collateralized by U.S. Treasury obligations valued at $204,001,151; 0.00%; 06/03/2021 - 06/29/2021)(d)	0.04%	03/03/2021	200,001,556	200,000,000

Total Repurchase Agreements (Cost $550,000,000)				550,000,000

TOTAL INVESTMENTS IN SECURITIES(e)-101.84% (Cost $1,576,616,572)				1,576,616,572

OTHER ASSETS LESS LIABILITIES-(1.84)%				(28,526,958)

NET ASSETS-100.00%				$1,548,089,614

Investment Abbreviations:

LIBOR -London Interbank Offered Rate

SOFR  -Secured Overnight Financing Rate

USD    -U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5                    Invesco U.S. Government Money Portfolio

Notes to Schedule of Investments:

(a)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(b)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2021.
(c)	Principal amount equals value at period end. See Note 1I.
(d)	The Fund may demand payment of the term repurchase agreement upon one to seven business days’ notice depending on the timing of the demand.
(e)	Also represents cost for federal income tax purposes.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6                    Invesco U.S. Government Money Portfolio

Statement of Assets and Liabilities

February 28, 2021

Assets:
Investments in securities, excluding repurchase agreements, at value and cost	$1,026,616,572
Repurchase agreements, at value and cost	550,000,000
Cash	155,807
Receivable for:
Fund shares sold	1,968,076
Interest	327,483
Investment for trustee deferred compensation and retirement plans	159,084
Other assets	31,757
Total assets	1,579,258,779

Liabilities:
Payable for:
Investments purchased	27,133,662
Fund shares reacquired	2,951,701
Dividends	58
Accrued fees to affiliates	709,069
Accrued trustees’ and officers’ fees and benefits	2,948
Accrued operating expenses	101,411
Trustee deferred compensation and retirement plans	270,316
Total liabilities	31,169,165
Net assets applicable to shares outstanding	$1,548,089,614

Net assets consist of:
Shares of beneficial interest	$1,548,265,435

Distributable earnings (loss)	(175,821)

$1,548,089,614

Net Assets:
Invesco Cash Reserve	$60,704,090

Class C	$11,019,064

Class R	$5,857,186

Class Y	$1,470,499,274

Class R6	$10,000

Shares outstanding, no par value, unlimited number of shares authorized:
Invesco Cash Reserve	60,703,553

Class C	11,018,951

Class R	5,857,129

Class Y	1,470,485,327

Class R6	10,000

Net asset value, offering and redemption price per share for each class	$1.00

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7                    Invesco U.S. Government Money Portfolio

Statement of Operations

For the year ended February 28, 2021

Investment income:
Interest	$3,560,884

Expenses:
Advisory fees	6,542,775

Administrative services fees	715,806

Custodian fees	11,270

Distribution fees:
Invesco Cash Reserve	67,506

Class C	108,038

Class R	23,533

Transfer agent fees - Invesco Cash Reserve, C, R and Y	4,348,360

Transfer agent fees - R6	10

Trustees’ and officers’ fees and benefits	21,497

Registration and filing fees	132,783

Reports to shareholders	81,089

Professional services fees	39,531

Other	32,369

Total expenses	12,124,567

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(9,181,920)

Net expenses	2,942,647

Net investment income	618,237

Net realized gain from unaffiliated investment securities	5,310

Net increase in net assets resulting from operations	$623,547

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                    Invesco U.S. Government Money Portfolio

Statement of Changes in Net Assets

For the year ended February 28, 2021, period ended February 29, 2020, and year ended July 31, 2019

	Year Ended February 28, 2021	Seven Months Ended February 29, 2020	Year Ended July 31, 2019

Operations:
Net investment income	$618,237	$12,026,291	$31,102,173

Net realized gain	5,310	-	31,408

Change in net unrealized appreciation (depreciation)	-	(47,365)	47,365

Net increase in net assets resulting from operations	623,547	11,978,926	31,180,946

Distributions to shareholders from distributable earnings:
Invesco Cash Reserve	(8,309)	(41,857)	(5,567)

Class C	(1,070)	(1,306)	(468)

Class R	(573)	(1,860)	(231)

Class Y	(608,278)	(11,896,579)	(31,093,379)

Class R6	(7)	(84)	(33)

Total distributions from distributable earnings	(618,237)	(11,941,686)	(31,099,678)

Share transactions-net:
Invesco Cash Reserve	47,829,569	9,588,748	3,285,030

Class C	8,705,815	1,816,077	497,059

Class R	4,757,966	917,040	182,123

Class Y	(88,128,122)	(111,179,730)	(83,864,491)

Class R6	-	-	10,000

Net increase (decrease) in net assets resulting from share transactions	(26,834,772)	(98,857,865)	(79,890,279)

Net increase (decrease) in net assets	(26,829,462)	(98,820,625)	(79,809,011)

Net assets:
Beginning of period	1,574,919,076	1,673,739,701	1,753,548,712

End of period	$1,548,089,614	$1,574,919,076	$1,673,739,701

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                    Invesco U.S. Government Money Portfolio

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(c)		Ratio of net investment income to average net assets
Invesco Cash Reserve
Year ended 02/28/21	$1.00	$0.00	$0.00	$0.00	$(0.00)	$-	$(0.00)	$1.00	0.03%	$60,704	0.18	%(d)	0.89	%(d)	0.04	%(d)
Seven months ended 02/29/20	1.00	0.01	(0.00)	0.01	(0.01)	-	(0.01)	1.00	0.66	12,874	0.72	(e)	0.94	(e)	1.14	(e)
Period ended 07/31/19(f)	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.30	3,285	0.67	(e)	0.86	(e)	1.67	(e)
Class C
Year ended 02/28/21	1.00	0.00	0.00	0.00	(0.00)	-	(0.00)	1.00	0.01	11,019	0.19	(d)	1.74	(d)	0.03	(d)
Seven months ended 02/29/20	1.00	0.00	(0.00)	0.00	(0.00)	-	(0.00)	1.00	0.17	2,313	1.55	(e)	1.79	(e)	0.31	(e)
Period ended 07/31/19(f)	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.16	497	1.43	(e)	1.64	(e)	0.91	(e)
Class R
Year ended 02/28/21	1.00	0.00	0.00	0.00	(0.00)	-	(0.00)	1.00	0.02	5,857	0.19	(d)	1.24	(d)	0.03	(d)
Seven months ended 02/29/20	1.00	0.00	(0.00)	0.00	(0.00)	-	(0.00)	1.00	0.46	1,099	1.05	(e)	1.28	(e)	0.81	(e)
Period ended 07/31/19(f)	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.23	182	1.08	(e)	1.08	(e)	1.27	(e)
Class Y
Year ended 02/28/21	1.00	0.00	0.00	0.00	(0.00)	-	(0.00)	1.00	0.04	1,470,499	0.18	(d)	0.74	(d)	0.04	(d)
Seven months ended 02/29/20	1.00	0.01	(0.00)	0.01	(0.01)	-	(0.01)	1.00	0.74	1,558,623	0.58	(e)	0.80	(e)	1.28	(e)
Year ended 07/31/19	1.00	0.02	0.00	0.02	(0.02)	(0.00)	(0.02)	1.00	1.77	1,669,766	0.58		0.62		1.76
Year ended 07/31/18	1.00	0.01	(0.00)	0.01	(0.01)	-	(0.01)	1.00	0.84	40,384	0.60		0.61		0.83
Year ended 07/31/17	1.00	0.00	0.00	0.00	(0.00)	-	(0.00)	1.00	0.10	42,261	0.51		0.64		0.07
Year ended 07/31/16	1.00	0.00	0.00	0.00	(0.00)	-	(0.00)	1.00	0.01	92,494	0.45		0.64		0.01
Class R6
Year ended 02/28/21	1.00	0.00	0.00	0.00	(0.00)	-	(0.00)	1.00	0.05	10	0.16	(d)	0.57	(d)	0.06	(d)
Seven months ended 02/29/20	1.00	0.01	(0.00)	0.01	(0.01)	-	(0.01)	1.00	0.80	10	0.48	(e)	0.54	(e)	1.38	(e)
Period ended 07/31/19(f)	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.34	10	0.48	(e)	0.48	(e)	1.88	(e)

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Does not include indirect expenses from affiliated fund fees and expenses of 0.00% for the seven months ended February 29, 2020 and the years ended July 31, 2019, 2018 and 2017, respectively.
(d)	Ratios are based on average daily net assets (000’s omitted) of $45,004, $10,804, $4,707, $1,546,533 and $10 for Invesco Cash Reserve, Class C, Class R, Class Y and Class R6 shares, respectively.
(e)	Annualized.
(f)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                    Invesco U.S. Government Money Portfolio

Notes to Financial Statements

February 28, 2021

NOTE 1–Significant Accounting Policies

Invesco U.S. Government Money Portfolio, formerly, Invesco Oppenheimer Government Money Market Fund, (the “Fund”) is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of such Fund or each class.

The Fund’s investment objective is to seek income consistent with stability of principal.

The Fund currently consists of five different classes of shares: Invesco Cash Reserve, Class C, Class R, Class Y and Class R6. Class Y shares are available only to certain investors. Class C shares are sold with a contingent deferred sales charges (“CDSC”). Invesco Cash Reserve, Class R, Class Y and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Invesco Cash Reserve shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares. Effective November 30, 2020, the automatic conversion pursuant to the Conversion Feature changed from ten years to eight years. The first conversion of Class C shares to Invesco Cash Reserve shares occurred at the end of December 2020 for all Class C shares that were held for more than eight years as of November 30, 2020.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The Fund is a “government money market fund” as defined in Rule 2a-7 under the 1940 Act and seeks to maintain a stable or constant NAV of $1.00 per share using an amortized cost method of valuation. “Government money market funds” are required to invest at least 99.5% of their total assets in cash, Government Securities (as defined in the 1940 Act), and/ or repurchase agreements collateralized fully by cash or Government Securities. The Board of Trustees has elected not to subject the Fund to the liquidity fee and redemption gate requirement at this time, as permitted by Rule 2a-7.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.

Security Valuations – The Fund’s securities are recorded on the basis of amortized cost which approximates value as permitted by Rule 2a-7 under the 1940 Act. This method values a security at its cost on the date of purchase and, thereafter, assumes a constant amortization to maturity of any premiums or accretion of any discounts.

Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements.Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights,nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial

11                    Invesco U.S. Government Money Portfolio

statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Repurchase Agreements – The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund’s pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Collateral consisting of U.S. Government Securities and U.S. Government Sponsored Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to procedures approved by the Board of Trustees, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment adviser or its affiliates (“Joint repurchase agreements”). The principal amount of the repurchase agreement is equal to the value at period-end. If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the collateral and loss of income.

J.

Other Risks – Investments in obligations issued by agencies and instrumentalities of the U.S. Government may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the Fund may not be able to recover its investment in such issuer from the U.S. Government.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets*	Rate

First $ 500 million	0.450%

Next $500 million	0.425%

Next $500 million	0.400%

Next $1.5 billion	0.375%

Over $3 billion	0.350%

*The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the the year ended February 28, 2021, the effective advisory fees incurred by the Fund was 0.41%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a Sub-Advisory Agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Funds.

The Adviser has contractually agreed, through June 30, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit the total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Invesco Cash Reserve, Class C, Class R, Class Y, and Class R6 shares to 0.73%, 1.58%, 1.08%, 0.58%, and 0.48%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expenses on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, Invesco and/or Invesco Distributors, Inc. (“IDI”) voluntarily waived fees and/or reimbursed expenses in order to increase the Fund’s yield. Voluntary fee waivers and/or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

For the year ended February 28, 2021, the Adviser contractually reimbursed class level expenses of $72,035, $17,293, $7,533, $2,475,441 and $9 of Invesco Cash Reserve, Class C, Class R, Class Y and Class R6 shares, respectively, and Invesco voluntarily waived Fund level expenses of $4,613,152 and reimbursed class level expenses $115,786, $118,970, $28,415, $1,701,186 and $1 of Invesco Cash Reserve, Class C, Class R, Class Y and Class R6 shares, respectively, in order to increase the yield.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Also, Invesco has entered into a sub-administration agreement whereby The Bank of New York Mellon (“BNY Mellon”) serves as custodian and fund accountant and provides certain administrative services to the Fund.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2021, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with IDI to serve as the distributor for the Invesco Cash Reserve, Class C, and Class R shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Invesco Cash Reserve, Class C and Class R shares (collectively the “Plan”). The Fund pursuant to the Plan, pays IDI compensation at the annual rate of 0.15% of the average daily net assets of Invesco Cash Reserve shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund plans. For the the year ended February 28, 2021, expenses incurred under the plans are shown in the Statement of Operations as Distribution fees.

12                    Invesco U.S. Government Money Portfolio

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2021, IDI advised the Fund that IDI imposed CDSC on redemptions by shareholders for Class C shares of $3,072.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of February 28, 2021, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2021, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $32,099.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with BNY Mellon, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Year Ended February 28, 2021, Seven Months Ended February 29, 2020 and Year Ended July 31, 2019:

	2021	2020	2019

Ordinary income*	$618,237	$11,941,686	$31,099,678

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2021

Undistributed ordinary income	$94,496

Temporary book/tax differences	(270,317)

Shares of beneficial interest	1,548,265,435

Total net assets	$1,548,089,614

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of February 28, 2021.

13                    Invesco U.S. Government Money Portfolio

NOTE 8–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of distributions, on February 28, 2021, undistributed net investment income was decreased by $153,616, undistributed net realized gain was decreased by $5,310 and shares of beneficial interest was increased by $158,926. This reclassification had no effect on the net assets of the Fund.

NOTE 9–Share Information

	Summary of Share Activity

	Year ended		Seven months ended		Year ended
	February 28, 2021		February 29, 2020		July 31, 2019
	Shares	Amount	Shares	Amount	Shares	Amount

Sold:
Invesco Cash Reserve(a)	104,717,832	$104,717,832	19,448,381	$19,448,381	4,653,258	$4,653,258

Class C(a)	29,269,887	29,269,887	5,008,613	5,008,613	851,427	851,427

Class R(a)	10,100,878	10,100,878	1,843,940	1,843,940	717,627	717,627

Class Y(b)	474,869,673	474,869,673	224,046,864	224,046,864	862,431,158	862,431,159

Class R6(a)	-	-	-	-	10,001	10,001

Issued as reinvestment of dividends:
Invesco Cash Reserve	8,309	8,309	40,352	40,146	3,652	3,652

Class C	1,070	1,070	1,313	1,313	317	317

Class R	573	573	1,720	1,720	97	97

Class Y(b)	608,278	608,278	12,699,968	12,644,326	30,525,669	30,499,662

Automatic Conversion of Class C shares to Invesco Cash Reserve shares:
Invesco Cash Reserve	2,474,092	2,474,092	4,880	4,880	-	-

Class C	(2,474,092)	(2,474,092)	(4,880)	(4,880)	-	-

Reacquired:
Invesco Cash Reserve	(59,370,664)	(59,370,664)	(9,904,659)	(9,904,659)	(1,371,880)	(1,371,880)

Class C	(18,091,050)	(18,091,050)	(3,188,969)	(3,188,969)	(354,685)	(354,685)

Class R	(5,343,485)	(5,343,485)	(928,620)	(928,620)	(535,601)	(535,601)

Class Y(b)	(563,606,073)	(563,606,073)	(347,870,920)	(347,870,920)	(976,795,312)	(976,795,312)

Class R6	-	-	-	-	(1)	(1)

Net increase (decrease) in share activity	(26,834,772)	$(26,834,772)	(98,802,017)	$(98,857,865)	(79,864,273)	$(79,890,279)

(a) Commencement date after the close of business on May 24, 2019.

(b) Effective as of the close of business May 24, 2019 all outstanding Class A shares were converted to Class Y shares.

NOTE 10–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

14                    Invesco U.S. Government Money Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities Funds (Invesco Investment Securities Funds) and Shareholders of Invesco U.S. Government Money Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco U.S. Government Money Portfolio (one of the funds constituting AIM Investment Securities Funds (Invesco Investment Securities Funds), referred to hereafter as the “Fund”) as of February 28, 2021, the related statement of operations for the year ended February 28, 2021, the statement of changes in net assets for the year ended February 28, 2021, the seven months ended February 29, 2020 and the year ended July 31, 2019, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2021, the results of its operations for the year then ended, the changes in its net assets for the year ended February 28, 2021, the seven months ended February 29, 2020 and the year ended July 31, 2019, and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Financial Highlights

For the year ended February 28, 2021, the seven months ended February 29, 2020 and the year ended July 31, 2019 for Class Y.

For the year ended February 28, 2021, the seven months ended February 29, 2020 and the period May 24, 2019 (commencement of operations) through July 31, 2019 for Class C, Class R, Class R6 and Invesco Cash Reserve.

The financial statements of Invesco U.S. Government Money Portfolio (formerly known as Oppenheimer Government Money Market Fund) as of and for the year ended July 31, 2018 and the financial highlights for each of the periods ended on or prior to July 31, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated September 26, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

April 28, 2021

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

15                    Invesco U.S. Government Money Portfolio

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2020 through February 28, 2021.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(09/01/20)	(02/28/21)[1]	Period[2]	(02/28/21)	Period[2]	Ratio
Invesco Cash Reserve	$1,000.00	$1,000.10	$0.74	$1,024.05	$0.75	0.15%
C	1,000.00	1,000.10	0.79	1,024.00	0.80	0.16
R	1,000.00	1,000.10	0.79	1,024.00	0.80	0.16
Y	1,000.00	1,000.10	0.64	1,024.15	0.65	0.13
R6	1,000.00	1,000.10	0.58	1,024.21	0.59	0.12

[1]

The actual ending account value is based on the actual total return of the Fund for the period September 1, 2020 through February 28, 2021, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

16                    Invesco U.S. Government Money Portfolio

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2021:

Federal and State Income Tax
Qualified Business Income*	0.00%
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
Business Interest Income*	80.68%
U.S. Treasury Obligations*	82.98%
* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Qualified Short-Term Gains	$5,310

17                    Invesco U.S. Government Money Portfolio

Trustees and Officers

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			191	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1                    Invesco U.S. Government Money Portfolio

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson – 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	191	enaible, Inc. (artificial intelligence technology); Director, ISO New England, Inc. (non-profit organization managing regional electricity market)
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	191	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields – 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	191	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	191	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization);Eisenhower Foundation (non-profit)
Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	191	Insperity, Inc. (formerly known as Administaff) (human resources provider)

T-2                    Invesco U.S. Government Money Portfolio

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds

			191	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	191	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis – 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	191	None
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			191	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	191	Elucida Oncology (nanotechnology & medical particles company);

T-3                    Invesco U.S. Government Money Portfolio

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Ann Barnett Stern – 1957 Trustee	2017	President, Chief Executive Officer and Board member of Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest and Andrews and Kurth	191	Director and Audit Committee member of Federal Reserve Bank of Dallas; Trustee and Board Chair of Good Reason Houston (nonprofit); Trustee, Vice Chair, Chair of Nomination/Governance Committee, Chair of Personnel Committee of Holdsworth Center (nonprofit); Trustee and Investment Committee member of University of Texas Law School Foundation (nonprofit); Board Member of Greater Houston Partnership
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	191	None
Daniel S. Vandivort –1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	191	None
James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	191	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

T-4                    Invesco U.S. Government Money Portfolio

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC ; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A

T-5                    Invesco U.S. Government Money Portfolio

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

			N/A	N/A

Formerly: Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

T-6                    Invesco U.S. Government Money Portfolio

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; and Chairman and Director, INVESCO Realty, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds);Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	Bank of New York Mellon
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	2 Hanson Place
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Brooklyn, NY 11217-1431

T-7                    Invesco U.S. Government Money Portfolio

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings in various monthly and quarterly regulatory filings. The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) monthly on Form N-MFP. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. The most recent list of portfolio holdings is available at invesco.com/us. Shareholders can also look up the Fund’s Form N-MFP filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 011-05686 and 033-39519	Invesco Distributors, Inc.	O-GMKT-AR-1

ITEM 2.	CODE OF ETHICS.

There were no amendments to the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial experts are Cynthia Hostetler, Anthony J. LaCava, Jr., Dr. Eli Jones, Ann Barnett Stern, Robert C. Troccoli, James Vaughn and Christopher L. Wilson. Cynthia Hostetler, Anthony J. LaCava, Jr., Dr. Eli Jones, Ann Barnett Stern, Robert C. Troccoli, James Vaughn and Christopher L. Wilson are “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Pursuant to PCAOB Rule 3526, PricewaterhouseCoopers LLC (“PwC”) advised the Registrant’s Audit Committee of the following matters identified between March 1, 2020 to April 28, 2021 that may be reasonably thought to bear on PwC’s independence. PwC advised the Audit Committee that one PwC Manager and one PwC Associate each held financial interests either directly or, in the case of the PwC Manager, indirectly through their spouse’s brokerage account, in investment companies within the Invesco Fund Complex that were inconsistent with the requirements of Rule 2-01(c)(1) of Regulation S-X. In reporting the matters to the Audit Committee, PwC noted, among other things, that the impermissible holdings were disposed of by the individuals, the individuals were not in the chain of command of the audit or the audit partners of the Funds, the individuals either did not provide any audit services (or in the case of the PwC Associate, the individual did not have decision-making responsibility for matters that materially affected the audit and their audit work was reviewed by team members at least two levels higher than the individual), or did not provide services of any kind to the Registrant or its affiliates, and the financial interests were not material to the net worth of each individual or their respective immediate family members and senior leadership of the Funds’ audit engagement team was unaware of the impermissible holdings until after the matters were confirmed to be independence exceptions or individuals ceased providing services. Based on the mitigating factors noted above, PwC advised the Audit Committee that it concluded that its objectivity and impartiality with respect to all issues encompassed within the audit engagement has not been impaired and it believes that a reasonable investor with knowledge of all relevant facts and circumstances for the violations would conclude PwC is capable of exercising objective and impartial judgment on all issues encompassed within the audits of the financial statements of the Funds in the Registrant for the impacted periods.

(a) to (d)

Fees Billed by PwC Related to the Registrant

PwC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all audit and non-audit services provided to the Registrant.

	Fees Billed for Services Rendered to the Registrant for fiscal year end 2021	Fees Billed for Services Rendered to the Registrant for fiscal year end 2020
Audit Fees	$418,844	$376,805
Audit-Related Fees(1)	$44,200	$6,200
Tax Fees(2)	$148,042	$219,598
All Other Fees	$0	$0

Total Fees	$611,086	$602,603

(1)	Audit-Related Fees for the fiscal years ended February 28, 2021 and February 29, 2020 includes fees billed for reviewing regulatory filings.
(2)

Tax Fees for the fiscal years ended February 28, 2021 and February 29, 2020 includes fees billed for preparation of U.S. Tax Returns and Taxable Income calculations, including excise tax and year-to-date estimates for various book-to-tax differences.

Fees Billed by PwC Related to Invesco and Invesco Affiliates

PwC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all non-audit services provided to Invesco and Invesco Affiliates that were required to be pre-approved.

	Fees Billed for Non-Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2021 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2020 That Were Required to be Pre-Approved by the Registrant’s Audit Committee
Audit-Related Fees(1)	$701,000	$690,000
Tax Fees	$0	$0
All Other Fees	$0	$0

Total Fees	$701,000	$690,000

(1)	Audit-Related Fees for the fiscal years ended 2021 and 2020 include fees billed related to reviewing controls at a service organization.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees

of the Invesco Funds (the “Funds”)

Last Amended March 29, 2017

I.	Statement of Principles

The Audit Committees (the “Audit Committee”) of the Boards of Trustees of the Funds (the “Board”) have adopted these policies and procedures (the “Procedures”) with respect to the pre-approval of audit and non-audit services to be provided by the Funds’ independent auditor (the “Auditor”) to the Funds, and to the Funds’ investment adviser(s) and any entity controlling, controlled by, or under common control with the investment adviser(s) that provides ongoing services to the Funds (collectively, “Service Affiliates”).

Under Section 202 of the Sarbanes-Oxley Act of 2002, all audit and non-audit services provided to the Funds by the Auditor must be preapproved by the Audit Committee. Rule 2-01 of Regulation S-X requires that the Audit Committee also pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds (a “Service Affiliate’s Covered Engagement”).

These Procedures set forth the procedures and the conditions pursuant to which the Audit Committee may pre-approve audit and non-audit services for the Funds and a Service Affiliate’s Covered Engagement pursuant to rules and regulations of the Securities and Exchange Commission (“SEC”) and other organizations and regulatory bodies applicable to the Funds (“Applicable Rules”).1 They address both general pre-approvals without consideration of specific case-by-case services (“general pre-approvals”) and pre-approvals on a case-by-case basis (“specific pre-approvals”). Any services requiring pre-approval that are not within the scope of general pre-approvals hereunder are subject to specific pre-approval. These Procedures also address the delegation by the Audit Committee of pre-approval authority to the Audit Committee Chair or Vice Chair.

II.	Pre-Approval of Fund Audit Services

The annual Fund audit services engagement, including terms and fees, is subject to specific pre-approval by the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by an independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will receive, review and consider sufficient information concerning a proposed Fund audit engagement to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee will oversee the Fund audit services engagement as necessary, including approving any changes in terms, audit scope, conditions and fees.

In addition to approving the Fund audit services engagement at least annually and specifically approving any changes, the Audit Committee may generally or specifically pre-approve engagements for other audit services, which are those services that only an independent auditor reasonably can provide. Other audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC.

[1]	Applicable Rules include, for example, New York Stock Exchange (“NYSE”) rules applicable to closed-end funds managed by Invesco and listed on NYSE.

III.	General and Specific Pre-Approval of Non-Audit Fund Services

The Audit Committee will consider, at least annually, the list of General Pre-Approved Non-Audit Services which list may be terminated or modified at any time by the Audit Committee. To inform the Audit Committee’s review and approval of General Pre-Approved Non-Audit Services, the Funds’ Treasurer (or his or her designee) and Auditor shall provide such information regarding independence or other matters as the Audit Committee may request.

Any services or fee ranges that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval. Each request for specific pre-approval by the Audit Committee for services to be provided by the Auditor to the Funds must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, and other relevant information sufficient to allow the Audit Committee to consider whether to pre-approve such engagement, including evaluating whether the provision of such services will impair the independence of the Auditor and is otherwise consistent with Applicable Rules.

IV.	Non-Audit Service Types

The Audit Committee may provide either general or specific pre-approval of audit-related, tax or other services, each as described in more detail below.

a.	Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by an independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; services related to mergers, acquisitions or dispositions; compliance with ratings agency requirements and interfund lending activities; and assistance with internal control reporting requirements.

b.	Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will not approve proposed services of the Auditor which the Audit Committee believes are to be provided in connection with a service or transaction initially recommended by the Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisers as necessary to ensure the consistency of tax services rendered by the Auditor with the foregoing policy. The Auditor shall not represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committee will include a description from the Auditor in writing of (i) the scope of the service, the fee structure for the engagement, and any side letter or other amendment to the engagement letter, or any other agreement (whether oral, written, or otherwise) between the Auditor and the Funds, relating to the service; and (ii) any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor (or an affiliate of the Auditor) and any person (other than the Funds or Service Affiliates receiving the services) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will also discuss with the Audit Committee the potential effects of the services on the independence of the Auditor, and document the substance of its discussion with the Audit Committee.

c.	Other Services

The Audit Committee may pre-approve other non-audit services so long as the Audit Committee believes that the service will not impair the independence of the Auditor. Appendix I includes a list of services that the Auditor is prohibited from performing by the SEC rules. Appendix I also includes a list of services that would impair the Auditor’s independence unless the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements.

V.	Pre-Approval of Service Affiliate’s Covered Engagements

Rule 2-01 of Regulation S-X requires that the Audit Committee pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds, defined above as a “Service Affiliate’s Covered Engagement”.

The Audit Committee may provide either general or specific pre-approval of any Service Affiliate’s Covered Engagement, including for audit-related, tax or other services, as described above, if the Audit Committee believes that the provision of the services to a Service Affiliate will not impair the independence of the Auditor with respect to the Funds. Any Service Affiliate’s Covered Engagements that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval.

Each request for specific pre-approval by the Audit Committee of a Service Affiliate’s Covered Engagement must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, a description of the current status of the pre-approval process involving other audit committees in the Invesco investment company complex (as defined in Rule 2-201 of Regulation S-X) with respect to the proposed engagement, and other relevant information sufficient to allow the Audit Committee to consider whether the provision of such services will impair the independence of the Auditor from the Funds. Additionally, the Funds’ Treasurer (or his or her designee) and the Auditor will provide the Audit Committee with a statement that the proposed engagement requires pre-approval by the Audit Committee, the proposed engagement, in their view, will not impair the independence of the Auditor and is consistent with Applicable Rules, and the description of the proposed engagement provided to the Audit Committee is consistent with that presented to or approved by the Invesco audit committee.

Information about all Service Affiliate engagements of the Auditor for non-audit services, whether or not subject to pre-approval by the Audit Committee, shall be provided to the Audit Committee at least quarterly, to allow the Audit Committee to consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds. The Funds’ Treasurer and Auditor shall provide the Audit Committee with sufficiently detailed information about the scope of services provided and the fees for such services, to ensure that the Audit Committee can adequately consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds.

VI.	Pre-Approved Fee Levels or Established Amounts

Pre-approved fee levels or ranges for audit and non-audit services to be provided by the Auditor to the Funds, and for a Service Affiliate’s Covered Engagement, under general pre-approval or specific pre-approval will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum pre-approved fee levels or ranges for such services or engagements will be promptly presented to the Audit Committee and will require specific pre-approval by the Audit Committee before payment of any additional fees is made.

VII.	Delegation

The Audit Committee hereby delegates, subject to the dollar limitations set forth below, specific authority to its Chair, or in his or her absence, Vice Chair, to pre-approve audit and non-audit services proposed to be provided by the Auditor to the Funds and/or a Service Affiliate’s Covered Engagement, between Audit Committee meetings. Such delegation does not preclude the Chair or Vice Chair from declining, on a case by case basis, to exercise his or her delegated authority and instead convening the Audit Committee to consider and pre-approve any proposed services or engagements.

Notwithstanding the foregoing, the Audit Committee must pre-approve: (a) any non-audit services to be provided to the Funds for which the fees are estimated to exceed $500,000; (b) any Service Affiliate’s Covered Engagement for which the fees are estimated to exceed $500,000; or (c) any cost increase to any previously approved service or engagement that exceeds the greater of $250,000 or 50% of the previously approved fees up to a maximum increase of $500,000.

VIII.	Compliance with Procedures

Notwithstanding anything herein to the contrary, failure to pre-approve any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X shall not constitute a violation of these Procedures. The Audit Committee has designated the Funds’ Treasurer to ensure services and engagements are pre-approved in compliance with these Procedures. The Funds’ Treasurer will immediately report to the Chair of the Audit Committee, or the Vice Chair in his or her absence, any breach of these Procedures that comes to the attention of the Funds’ Treasurer or any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

On at least an annual basis, the Auditor will provide the Audit Committee with a summary of all non-audit services provided to any entity in the investment company complex (as defined in section 2-01(f)(14) of Regulation S-X, including the Funds and Service Affiliates) that were not pre-approved, including the nature of services provided and the associated fees.

IX.	Amendments to Procedures

All material amendments to these Procedures must be approved in advance by the Audit Committee. Non-material amendments to these Procedures may be made by the Legal and Compliance Departments and will be reported to the Audit Committee at the next regularly scheduled meeting of the Audit Committee.

Appendix I

Non-Audit Services That May Impair the Auditor’s Independence

The Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services:

•	Management functions;

•	Human resources;

•	Broker-dealer, investment adviser, or investment banking services ;

•	Legal services;

•	Expert services unrelated to the audit;

•	Any service or product provided for a contingent fee or a commission;

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance;

•	Tax services for persons in financial reporting oversight roles at the Fund; and

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

An Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services unless it is reasonable to conclude that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements:

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client;

•	Financial information systems design and implementation;

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

•	Actuarial services; and

•	Internal audit outsourcing services.

(e)(2) There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimus exception under Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) In addition to the amounts shown in the tables above, PwC billed Invesco and Invesco Affiliates aggregate fees of $6,219,000 for the fiscal year ended February 28, 2021 and $4,089,000 for the fiscal year ended February 29, 2020. In total, PwC billed the Registrant, Invesco and Invesco Affiliates aggregate non-audit fees of $7,068,042 for the fiscal year ended February 28, 2021 and $4,998,598 for the fiscal year ended February 29, 2020.

PwC provided audit services to the Investment Company complex of approximately $32 million.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PwC’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

As of April 19, 2021, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of April 19, 2021, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)

There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

13(a) (1)	Code of Ethics.

13(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002.

13(a) (3)	Not applicable.

13(a) (4)	Not applicable.

13(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: AIM Investment Securities Funds (Invesco Investment Securities Funds)

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date: May 7, 2021

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date: May 7, 2021

By:	/s/ Adrien Deberghes
Adrien Deberghes
Principal Financial Officer

Date: May 7, 2021